UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO Dividend and Income Fund
•	PIMCO RAE Emerging Markets Fund
•	PIMCO RAE Global ex-US Fund
•	PIMCO RAE International Fund
•	PIMCO RAE US Fund
•	PIMCO RAE US Small Fund
•	PIMCO REALPATH® Blend 2025 Fund
•	PIMCO REALPATH® Blend 2030 Fund
•	PIMCO REALPATH® Blend 2035 Fund
•	PIMCO REALPATH® Blend 2040 Fund
•	PIMCO REALPATH® Blend 2045 Fund
•	PIMCO REALPATH® Blend 2050 Fund
•	PIMCO REALPATH® Blend 2055 Fund
•	PIMCO REALPATH® Blend 2060 Fund
•	PIMCO REALPATH® Blend Income Fund
•	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF
•	PIMCO RAFI Dynamic Multi-Factor International Equity ETF
•	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF
•	PIMCO RAFI ESG U.S. ETF

PIMCO EQUITY SERIES®

Annual Report

June 30, 2022

PIMCO Dividend and Income Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, third quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 2.3%. Economic activity accelerated during the fourth quarter, as GDP growth was 6.9%. However, the U.S. economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on July 27, 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its September 2022 meeting.

2	PIMCO EQUITY SERIES

Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.45% on June 30, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -7.91%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.75%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -12.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -19.25%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -19.28%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -10.62%. Global equities, as represented by the MSCI World Index, returned -14.34%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -25.28%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -6.54%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $75 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. In terms of other commodities prices, copper declined, whereas gold rose during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.59%, 11.95% and 18.13% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any

ANNUAL REPORT	JUNE 30, 2022	3

Chairman’s Letter (Cont.)

questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO EQUITY SERIES

Important Information About the PIMCO Dividend and Income Fund

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO Dividend and Income Fund (the “Fund”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Fund may be subject to various risks as described in its prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

ANNUAL REPORT	JUNE 30, 2022	5

Important Information About the PIMCO Dividend and Income Fund (Cont.)

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or share class may have

6	PIMCO EQUITY SERIES

been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status

PIMCO Dividend and Income Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s prospectus nor the Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each

ANNUAL REPORT	JUNE 30, 2022	7

Important Information About the PIMCO Dividend and Income Fund (Cont.)

fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Fund as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and a certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an

8	PIMCO EQUITY SERIES

expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

ANNUAL REPORT	JUNE 30, 2022	9

PIMCO Dividend and Income Fund

Cumulative Returns Through June 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Years	10 Years	Fund Inception (12/14/11)
PIMCO Dividend and Income Fund Institutional Class	(7.76)%	3.97%	5.45%	5.85%
PIMCO Dividend and Income Fund I-2	(7.93)%	3.86%	5.34%	5.76%
PIMCO Dividend and Income Fund Class A	(8.16)%	3.60%	5.07%	5.48%
PIMCO Dividend and Income Fund Class A (adjusted)	(13.21)%	2.44%	4.48%	4.91%
PIMCO Dividend and Income Fund Class C	(8.76)%	2.83%	4.29%	4.69%
PIMCO Dividend and Income Fund Class C (adjusted)	(9.65)%	2.83%	4.29%	4.69%
MSCI ACWI High Dividend Yield Net USD±ª	(7.15)%	5.36%	6.92%	7.37%
MSCI World Index	(14.34)%	7.67%	9.51%	9.98%
50% MSCI ACWI High Dividend Yield Index / 50% Bloomberg US Aggregate Index±±	(8.59)%	3.35%	4.39%	4.70%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future

ª Effective November 1, 2021, the Fund’s primary benchmark is the MSCI ACWI High Dividend Yield Index. The Fund believes that the new primary benchmark better aligns with the Fund’s investment strategy. Prior to November 1, 2021, the Fund’s primary benchmark was the MSCI World Index.

± MSCI ACWI High Dividend Yield Net USD includes large and mid cap stocks across a group of developed markets and emerging markets countries. The index is designed to include companies with high dividend income and quality characteristics, and that have higher than average dividend yields that are both sustainable and persistent. Securities are screened based on track record of consistent dividend payments with capacity to sustain dividend payouts into the future. Securities are also screened based on certain quality factors such as return on equity, earnings variability, debt to equity, and recent 12-month price performance. Issuer weights are capped at 5%. The index is market cap weighted and rebalanced semi-annually in May and November.

10	PIMCO EQUITY SERIES

Institutional Class - PQIIX	I-2 - PQIPX
Class A - PQIZX	Class C - PQICX

±± The MSCI ACWI High Dividend Yield Index includes large and mid cap stocks across a group of developed markets and emerging markets countries. The index is designed to include companies with high dividend income and quality characteristics, and that have higher than average dividend yields that are both sustainable and persistent. Securities are screened based on track record of consistent dividend payments with capacity to sustain dividend payouts into the future. Securities are also screened based on certain quality factors such as return on equity, earnings variability, debt to equity, and recent 12-month price performance. Issuer weights are capped at 5%. The index is market cap weighted and rebalanced semi-annually in May and November. The Bloomberg US Aggregate Index represents securities that are registered with the Securities and Exchange Commission, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries. It covers approximately 5% of the free float-adjusted market capitalization in each country.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.73% for Institutional Class shares, 0.83% for I-2 shares, 1.08% for Class A shares, and 1.83% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

ANNUAL REPORT	JUNE 30, 2022	11

PIMCO Dividend and Income Fund (Cont.)

Geographic Breakdown as of June 30, 2022†§

United States	62.1%
Short-Term Instruments‡	7.1%
United Kingdom	6.1%
Switzerland	3.3%
Japan	2.8%
China	2.2%
Australia	2.0%
Brazil	1.6%
France	1.5%
Canada	1.3%
Other	10.0%

Sector Breakdown as of June 30, 2022†§

Industrials	11.6%
Health Care	9.9%
U.S. Government Agencies	9.3%
Asset-Backed Securities	7.9%
Short-Term Instruments‡	7.1%
Consumer Staples	6.4%
Financials	5.9%
Real Estate	5.3%
Information Technology	5.2%
Non-Agency Mortgage-Backed Securities	4.8%
Materials	4.1%
U.S. Treasury Notes	3.7%
Utilities	3.4%
Loan Participations and Assignments	3.4%
Banking & Finance	3.0%
U.S. Treasury Inflation Protected Securities	2.4%
Energy	1.9%
Consumer Discretionary	1.3%
Communication Services	1.3%
Other	2.1%

†	% of Investments, at value.
§	Geographic and Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

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Institutional Class - PQIIX	I-2 - PQIPX
Class A - PQIZX	Class C - PQICX

Investment Objective and Strategy Overview

PIMCO Dividend and Income Fund seeks to provide current income, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest between 35-65% of its assets in equity and equity-related securities (such portion of the Fund’s portfolio, the “Equity Sleeve”) selected in accordance with PIMCO’s systematic equity income strategy. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital, certain real estate investment trusts (“REITs”) and business development companies (“BDCs”)) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The securities for the Equity Sleeve are selected by PIMCO from a broad universe of global equities. The Fund will also typically invest 35-65% of its assets in “Fixed Income Instruments” of varying maturities selected primarily based on their ability to deliver consistent income, subject to prudent risk management. Fixed Income Instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

Equity Portfolio:

»

Overweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector outperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the materials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	There were no other material contributors for this Fund.

»	Underweight exposure to the utilities sector detracted from relative returns, as the sector outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the industrials sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the consumer discretionary sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»

Underweight exposure to, and security selection in, the consumer staples sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

Tactical Portfolio:

»	Exposure to the real estate sector detracted from returns, as the sector delivered negative returns.

»	There were no material contributors for this Fund.

ANNUAL REPORT	JUNE 30, 2022	13

PIMCO Dividend and Income Fund (Cont.)

Fixed Income Portfolio:

»	Short exposure to United Kingdom (“U.K.”) duration contributed to performance, as interest rates in the U.K. rose across the yield curve.

»	Exposure to a basket of emerging market currencies, including the Russian ruble, contributed to performance, as these currencies appreciated versus the U.S. dollar.

»	There were no other material contributors for this Fund.

»	Exposure to United States (“U.S.”) duration detracted from performance, as U.S. interest rates rose across the yield curve.

»	Holdings of high yield corporate credit detracted from performance, as spreads on these securities widened.

»	Exposure to emerging market external debt detracted from performance, as these securities posted negative returns.

»	Holdings of investment grade corporate credit detracted from performance, as spreads on these securities widened.

14	PIMCO EQUITY SERIES

Expense Example

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$901.80	$3.26	$1,000.00	$1,021.09	$3.47	0.70%
I-2	1,000.00	900.50	3.73	1,000.00	1,020.60	3.96	0.80
Class A	1,000.00	899.90	4.89	1,000.00	1,019.37	5.20	1.05
Class C	1,000.00	897.20	8.37	1,000.00	1,015.69	8.90	1.80

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2022	15

Financial Highlights PIMCO Dividend and Income Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

06/30/2022	$12.72	$0.47	$(1.42)	$(0.95)	$(0.42)	$0.00	$(0.42)

06/30/2021	9.71	0.44	3.03	3.47	(0.46)	0.00	(0.46)

06/30/2020	11.27	0.33	(1.57)	(1.24)	(0.32)	0.00	(0.32)

06/30/2019	11.54	0.39	(0.18)	0.21	(0.48)	0.00	(0.48)

06/30/2018	11.09	0.36	0.41	0.77	(0.32)	0.00	(0.32)

I-2

06/30/2022	12.74	0.48	(1.44)	(0.96)	(0.41)	0.00	(0.41)

06/30/2021	9.72	0.41	3.06	3.47	(0.45)	0.00	(0.45)

06/30/2020	11.29	0.32	(1.58)	(1.26)	(0.31)	0.00	(0.31)

06/30/2019	11.56	0.38	(0.19)	0.19	(0.46)	0.00	(0.46)

06/30/2018	11.11	0.34	0.42	0.76	(0.31)	0.00	(0.31)

Class A

06/30/2022	12.71	0.43	(1.42)	(0.99)	(0.39)	0.00	(0.39)

06/30/2021	9.70	0.39	3.04	3.43	(0.42)	0.00	(0.42)

06/30/2020	11.27	0.29	(1.57)	(1.28)	(0.29)	0.00	(0.29)

06/30/2019	11.53	0.35	(0.19)	0.16	(0.42)	0.00	(0.42)

06/30/2018	11.08	0.31	0.42	0.73	(0.28)	0.00	(0.28)

Class C

06/30/2022	12.72	0.34	(1.43)	(1.09)	(0.31)	0.00	(0.31)

06/30/2021	9.70	0.27	3.07	3.34	(0.32)	0.00	(0.32)

06/30/2020	11.29	0.21	(1.57)	(1.36)	(0.23)	0.00	(0.23)

06/30/2019	11.48	0.26	(0.18)	0.08	(0.27)	0.00	(0.27)

06/30/2018	11.06	0.22	0.42	0.64	(0.22)	0.00	(0.22)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Effective November 1, 2021, the Fund’s Investment advisory fee was decreased by 0.01% to an annual rate of 0.44%.
(f)	Effective November 1, 2021, the Class’s Supervisory and Administrative fees was decreased by 0.05% to an annual rate of 0.25%.
(g)	Effective October 1, 2020, the Fund’s Investment advisory fee was decreased by 0.04% to an annual rate of 0.45%.
(h)	Effective November 1, 2021, the Class’s Supervisory and Administrative fees was decreased by 0.05% to an annual rate of 0.35%.

16	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(d)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$11.35	(7.76)%	$12,660	0.71	%(e)(f)	0.72	%(e)(f)	0.71	%(e)(f)	0.72	%(e)(f)	3.80%	254%

12.72	36.27	32,512	0.79	(g)	0.80	(g)	0.77	(g)	0.78	(g)	3.79	218

9.71	(11.38)	16,438	0.83		0.84		0.80		0.81		3.05	158

11.27	2.06	20,685	0.95		0.96		0.80		0.81		3.48	108

11.54	6.89	23,027	0.85		0.86		0.80		0.81		3.04	80

11.37	(7.78)	17,950	0.81	(e)(h)	0.82	(e)(h)	0.81	(e)(h)	0.82	(e)(h)	3.83	254

12.74	36.19	19,919	0.89	(g)	0.90	(g)	0.87	(g)	0.88	(g)	3.64	218

9.72	(11.52)	19,236	0.93		0.94		0.90		0.91		2.95	158

11.29	1.91	25,573	1.05		1.06		0.90		0.91		3.40	108

11.56	6.80	27,286	0.95		0.96		0.90		0.91		2.94	80

11.33	(8.08)	120,215	1.06	(e)(h)	1.07	(e)(h)	1.06	(e)(h)	1.07	(e)(h)	3.47	254

12.71	35.89	136,346	1.14	(g)	1.15	(g)	1.12	(g)	1.13	(g)	3.41	218

9.70	(11.72)	96,148	1.18		1.19		1.15		1.16		2.70	158

11.27	1.61	122,533	1.30		1.31		1.15		1.16		3.13	108

11.53	6.60	138,561	1.20		1.21		1.15		1.16		2.70	80

11.32	(8.76)	15,021	1.81	(e)(h)	1.82	(e)(h)	1.81	(e)(h)	1.82	(e)(h)	2.73	254

12.72	34.82	18,882	1.89	(g)	1.90	(g)	1.87	(g)	1.88	(g)	2.52	218

9.70	(12.36)	46,644	1.93		1.94		1.90		1.91		1.92	158

11.29	0.87	83,059	2.05		2.06		1.90		1.91		2.34	108

11.48	5.72	115,183	1.95		1.96		1.90		1.91		1.91	80

ANNUAL REPORT	JUNE 30, 2022	17

Statement of Assets and Liabilities PIMCO Dividend and Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$167,344
Investments in Affiliates	11,603

Financial Derivative Instruments
Exchange-traded or centrally cleared	320
Over the counter	345
Cash	55
Deposits with counterparty	1,960
Foreign currency, at value	506
Receivable for investments sold	223
Receivable for investments sold on a delayed-delivery basis	17
Receivable for TBA investments sold	16,702
Receivable for Fund shares sold	281
Interest and/or dividends receivable	1,483
Dividends receivable from Affiliates	10
Reimbursement receivable from PIMCO	3

Total Assets	200,852

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$350
Over the counter	688
Payable for investments purchased	173
Payable for investments in Affiliates purchased	10
Payable for TBA investments purchased	33,474
Payable for unfunded loan commitments	15
Payable for Fund shares redeemed	148
Accrued investment advisory fees	61
Accrued supervisory and administrative fees	48
Accrued distribution fees	10
Accrued servicing fees	29

Total Liabilities	35,006

Net Assets	$165,846

Net Assets Consist of:

Paid in capital	$259,009
Distributable earnings (accumulated loss)	(93,163)

Net Assets	$165,846

Cost of investments in securities	$178,437
Cost of investments in Affiliates	$11,610
Cost of foreign currency held	$514
Cost or premiums of financial derivative instruments, net	$(1,271)

* Includes repurchase agreements of:	$1,002

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

Net Assets:

Institutional Class	$12,660
I-2	17,950
Class A	120,215
Class C	15,021

Shares Issued and Outstanding:

Institutional Class	1,116
I-2	1,579
Class A	10,615
Class C	1,327

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.35
I-2	11.37
Class A	11.33
Class C	11.32

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	JUNE 30, 2022	19

Statement of Operations PIMCO Dividend and Income Fund

Year Ended June 30, 2022
(Amounts in thousands†)

Investment Income:

Interest	$2,834
Dividends, net of foreign taxes*	5,894
Dividends from Investments in Affiliates	56
Total Income	8,784

Expenses:

Investment advisory fees	857
Supervisory and administrative fees	684
Distribution and/or servicing fees - Class A	329
Distribution and/or servicing fees - Class C	168
Trustee fees	13
Interest expense	9
Miscellaneous expense	13
Total Expenses	2,073
Waiver and/or Reimbursement by PIMCO	(14)
Net Expenses	2,059

Net Investment Income (Loss)	6,725

Net Realized Gain (Loss):

Investments in securities	18,216
Investments in Affiliates	(33)
Exchange-traded or centrally cleared financial derivative instruments	(346)
Over the counter financial derivative instruments	1,334
Foreign currency	62

Net Realized Gain (Loss)	19,233

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(41,679)
Investments in Affiliates	(7)
Exchange-traded or centrally cleared financial derivative instruments	1,023
Over the counter financial derivative instruments	(523)
Foreign currency assets and liabilities	(21)

Net Change in Unrealized Appreciation (Depreciation)	(41,207)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,249)

* Foreign tax withholdings - Dividends	$273

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Dividend and Income Fund

(Amounts in thousands†)	Year Ended June 30, 2022	Year Ended June 30, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$6,725	$6,225
Net realized gain (loss)	19,233	9,367
Net change in unrealized appreciation (depreciation)	(41,207)	40,077

Net Increase (Decrease) in Net Assets Resulting from Operations	(15,249)	55,669

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(894)	(853)
I-2	(566)	(728)
Class A	(4,051)	(4,278)
Class C	(414)	(841)

Total Distributions(a)	(5,925)	(6,700)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(20,639)	(19,776)

Total Increase (Decrease) in Net Assets	(41,813)	29,193

Net Assets:

Beginning of year	207,659	178,466
End of year	$165,846	$207,659

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	JUNE 30, 2022	21

Schedule of Investments PIMCO Dividend and Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.9%

ASSET-BACKED SECURITIES 8.5%

CAYMAN ISLANDS 0.2%

TruPS Financials Note Securitization Ltd.
3.666% due 09/20/2039 •	$361	$341

Total Cayman Islands		341

UNITED STATES 8.3%

Bear Stearns Asset-Backed Securities Trust
3.499% due 12/25/2034 •	973	931

Citigroup Mortgage Loan Trust, Inc.
2.254% due 02/25/2035 •	1,093	1,032

Conseco Finance Corp.
6.280% due 09/01/2030	66	67

Credit Suisse First Boston Mortgage Securities Corp.
2.244% due 01/25/2032 •	592	564

EMC Mortgage Loan Trust
2.924% due 02/25/2041 •	21	20

Home Equity Asset Trust
2.329% (US0001M + 0.705%) due 01/25/2036 ~	141	136

LCCM Trust
2.774% due 11/15/2038 •	1,000	973

Legacy Mortgage Asset Trust
3.383% due 01/28/2070 •	311	311

Morgan Stanley Home Equity Loan Trust
1.724% due 12/25/2036 •	1,423	772

Navient Student Loan Trust
2.674% (US0001M + 1.050%) due 12/27/2066 ~	436	430

Option One Mortgage Loan Trust
1.844% due 04/25/2037 •	2,060	1,541

Residential Asset Mortgage Products Trust
2.689% (US0001M + 0.710%) due 05/25/2035 ~	1,000	948

Residential Asset Securities Corp. Trust
2.509% due 01/25/2034 •	401	396

SLM Private Credit Student Loan Trust
2.159% due 06/15/2039 •	1,040	991

SMB Private Education Loan Trust
1.830% due 02/16/2055 •	900	897

Soundview Home Loan Trust
2.029% due 12/25/2036 •	1,000	965
2.624% (US0001M + 1.000%) due 09/25/2037 ~	1,990	1,532

Structured Asset Investment Loan Trust
1.774% due 09/25/2036 •	613	597

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Upstart Securitization Trust
1.310% due 11/20/2031		$710	$684

Total United States			13,787

Total Asset-Backed Securities (Cost $14,794)			14,128

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.7%

CANADA 0.4%

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 «~		650	600

Total Canada			600

LUXEMBOURG 0.0%

Intelsat Jackson Holdings SA
4.920% due 02/01/2029		59	54

Total Luxembourg			54

PANAMA 0.5%

Carnival Corp.
5.877% (LIBOR06M + 3.000%) due 06/30/2025 ~		397	371
6.127% (LIBOR06M + 3.250%) due 10/18/2028 «~		520	468

Total Panama			839

UNITED KINGDOM 0.8%

Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	837	839

Softbank Vision Fund
5.000% due 12/21/2025 «		$378	378

Total United Kingdom			1,217

UNITED STATES 2.0%

AmSurg Corp.
13.000% due 04/30/2028 «		141	131

Avolon TLB Borrower 1 (U.S.) LLC
3.095% (LIBOR01M + 1.500%) due 02/12/2027 ~		7	6

Caesars Resort Collection LLC
4.416% (LIBOR01M + 2.750%) due 12/23/2024 ~		1,000	966

Envision Healthcare Corp.
TBD% due 04/30/2027 µ		15	15
8.875% due 04/30/2027		85	83

22	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton Worldwide Finance LLC
3.374% (LIBOR01M + 1.750%) due 06/22/2026 ~	$230	$221

Lealand Finance Co. BV
4.666% (LIBOR01M + 3.000%) due 06/28/2024 «~	1	1

Lealand Finance Co. BV (2.666% Cash and 3.000% PIK)
5.666% (LIBOR01M + 1.000%) due 06/30/2025 ~(a)	3	1

Press Ganey (Azalea Topco)
4.739% - 5.166% (LIBOR03M + 3.500%) due 07/24/2026 ~	3	3

PUG LLC
5.166% (LIBOR01M + 3.500%) due 02/12/2027 ~	4	4

SkyMiles IP Ltd.
4.813% (LIBOR03M + 3.750%) due 10/20/2027 ~	550	546

Sotera Health Holdings LLC
4.416% (LIBOR01M + 2.750%) due 12/11/2026 ~	525	500

Syniverse Holdings, Inc.
8.286% due 05/13/2027	8	7

Uber Technologies, Inc.
5.075% (LIBOR03M + 3.500%) due 02/25/2027 ~	889	854

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (a)	5	3

Total United States		3,341

Total Loan Participations and Assignments (Cost $6,530)		6,051

	SHARES
COMMON STOCKS 44.7%

AUSTRALIA 1.9%

INDUSTRIALS 0.1%

Aurizon Holdings Ltd.	43,397	114

MATERIALS 1.8%

BHP Group Ltd.	63,814	1,827

Fortescue Metals Group Ltd.	44,625	537

Rio Tinto Ltd.	10,065	718

		3,082

Total Australia		3,196

	SHARES	MARKET VALUE (000S)
BELGIUM 0.1%

FINANCIALS 0.1%

Ageas SA	5,217	$230

Total Belgium		230

BRAZIL 1.3%

COMMUNICATION SERVICES 0.1%

Telefonica Brasil SA	13,200	119

CONSUMER STAPLES 0.1%

Ambev SA	50,700	130

ENERGY 0.3%

Petroleo Brasileiro SA	100,600	587

FINANCIALS 0.1%

Banco do Brasil SA	23,200	148

MATERIALS 0.7%

Vale SA	84,300	1,233

Total Brazil		2,217

CANADA 0.8%

CONSUMER DISCRETIONARY 0.1%

Canadian Tire Corp. Ltd. ‘A’	700	88

CONSUMER STAPLES 0.3%

George Weston Ltd.	1,089	127

Loblaw Cos., Ltd.	4,441	401

		528

FINANCIALS 0.2%

Fairfax Financial Holdings Ltd.	660	350

INDUSTRIALS 0.1%

Toromont Industries Ltd.	2,191	177

MATERIALS 0.1%

Lundin Mining Corp.	17,072	108

Total Canada		1,251

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	23

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
CHINA 2.3%

ENERGY 0.2%

China Shenhua Energy Co. Ltd. ‘H’	92,000	$264

PetroChina Co. Ltd. ‘H’	452,000	212

		476

FINANCIALS 1.8%

Agricultural Bank of China Ltd. ‘H’	327,000	124

China Construction Bank Corp. ‘H’	2,376,000	1,602

Industrial & Commercial Bank of China Ltd. ‘H’	1,486,000	887

PICC Property & Casualty Co. Ltd. ‘H’	186,000	194

Postal Savings Bank of China Co. Ltd. ‘H’	209,000	166

		2,973

INDUSTRIALS 0.1%

COSCO SHIPPING Holdings Co. Ltd. ‘H’	86,500	121

INFORMATION TECHNOLOGY 0.1%

Lenovo Group Ltd.	190,000	178

UTILITIES 0.1%

China Longyuan Power Group Corp. Ltd. ‘H’	70,000	136

Total China		3,884

CZECH REPUBLIC 0.1%

UTILITIES 0.1%

CEZ AS	4,352	196

Total Czech Republic		196

DENMARK 0.3%

INDUSTRIALS 0.3%

AP Moller - Maersk AS ‘A’	85	197

AP Moller - Maersk AS ‘B’	145	341

		538

Total Denmark		538

	SHARES	MARKET VALUE (000S)
FRANCE 1.4%

COMMUNICATION SERVICES 0.3%

Orange SA	42,232	$498

HEALTH CARE 0.9%

Sanofi	14,363	1,448

INDUSTRIALS 0.2%

Bouygues SA	6,065	187

Thales SA	1,065	131

		318

Total France		2,264

GERMANY 0.3%

UTILITIES 0.3%

RWE AG	14,749	546

Total Germany		546

GREECE 0.1%

CONSUMER DISCRETIONARY 0.1%

OPAP SA	8,207	118

Total Greece		118

HONG KONG 0.2%

INDUSTRIALS 0.1%

Orient Overseas International Ltd.	4,000	107

SITC International Holdings Co. Ltd.	35,000	99

		206

UTILITIES 0.1%

CLP Holdings Ltd.	13,500	112

Total Hong Kong		318

INDONESIA 0.4%

COMMUNICATION SERVICES 0.2%

Telkom Indonesia Persero Tbk PT	1,334,600	359

CONSUMER DISCRETIONARY 0.1%

Astra International Tbk PT	551,700	246

24	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%

Adaro Energy Indonesia Tbk PT	519,400	$100

Total Indonesia		705

ISRAEL 0.1%

INDUSTRIALS 0.1%

ZIM Integrated Shipping Services Ltd.	2,283	108

Total Israel		108

JAPAN 2.6%

COMMUNICATION SERVICES 0.2%

Nippon Telegraph & Telephone Corp.	9,800	282

CONSUMER DISCRETIONARY 0.1%

Suzuki Motor Corp.	3,400	107

CONSUMER STAPLES 0.3%

Japan Tobacco, Inc.	32,600	565

HEALTH CARE 0.6%

Astellas Pharma, Inc.	49,100	766

Eisai Co. Ltd.	6,600	279

		1,045

INDUSTRIALS 1.1%

Dai Nippon Printing Co. Ltd.	6,000	129

Fuji Electric Co. Ltd.	2,800	116

ITOCHU Corp.	32,300	871

Nippon Yusen KK	4,300	295

Sumitomo Corp.	12,700	173

Taisei Corp.	4,900	153

Yamato Holdings Co. Ltd.	7,400	118

		1,855

INFORMATION TECHNOLOGY 0.1%

Disco Corp.	700	166

MATERIALS 0.2%

Nitto Denko Corp.	3,800	246

Total Japan		4,266

	SHARES	MARKET VALUE (000S)
LUXEMBOURG 0.0%

FINANCIALS 0.0%

Intelsat SA «(c)(i)	2,886	$81

Total Luxembourg		81

MALAYSIA 0.1%

MATERIALS 0.1%

Petronas Chemicals Group Bhd	63,600	130

Total Malaysia		130

MEXICO 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex SAB de CV (c)	41,996	0

Total Mexico		0

NETHERLANDS 0.4%

CONSUMER STAPLES 0.4%

Koninklijke Ahold Delhaize NV	28,399	739

Total Netherlands		739

NORWAY 0.3%

COMMUNICATION SERVICES 0.2%

Telenor ASA	18,970	253

ENERGY 0.1%

Aker BP ASA	3,417	118

Equinor ASA	3,346	117

		235

Total Norway		488

PORTUGAL 0.1%

CONSUMER STAPLES 0.1%

Jeronimo Martins SGPS SA	6,435	139

Total Portugal		139

SINGAPORE 0.1%

INDUSTRIALS 0.1%

Singapore Technologies Engineering Ltd.	42,400	125

Total Singapore		125

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	25

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
SOUTH AFRICA 0.6%

COMMUNICATION SERVICES 0.2%

MTN Group Ltd.	41,477	$338

ENERGY 0.1%

Exxaro Resources Ltd.	8,717	106

FINANCIALS 0.3%

Absa Group Ltd.	21,811	208

FirstRand Ltd.	57,282	220

Nedbank Group Ltd.	12,147	156

		584

Total South Africa		1,028

SOUTH KOREA 0.4%

CONSUMER DISCRETIONARY 0.3%

Kia Corp.	7,110	424

CONSUMER STAPLES 0.1%

KT&G Corp.	2,964	188

Total South Korea		612

SPAIN 0.8%

FINANCIALS 0.5%

Banco Bilbao Vizcaya Argentaria SA	175,705	798

UTILITIES 0.3%

Enagas SA	6,559	145

Endesa SA	8,594	162

Red Electrica Corp. SA	11,021	209

		516

Total Spain		1,314

SWEDEN 0.5%

ENERGY 0.1%

Lundin Energy AB	4,469	3

Lundin Energy AB (i)	4,250	147

		150

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.4%

Telefonaktiebolaget LM Ericsson ‘B’	78,945	$590

Total Sweden		740

SWITZERLAND 3.4%

HEALTH CARE 3.1%

Novartis AG	27,030	2,292

Roche Holding AG	8,233	2,790

		5,082

INDUSTRIALS 0.2%

Kuehne & Nagel International AG	1,475	351

INFORMATION TECHNOLOGY 0.1%

STMicroelectronics NV	5,695	180

Total Switzerland		5,613

TAIWAN 1.1%

INFORMATION TECHNOLOGY 1.1%

MediaTek, Inc.	29,000	636

Novatek Microelectronics Corp.	15,000	152

Realtek Semiconductor Corp.	12,000	147

Taiwan Semiconductor Manufacturing Co. Ltd.	24,000	385

United Microelectronics Corp.	323,000	432

		1,752

Total Taiwan		1,752

UNITED KINGDOM 3.1%

CONSUMER STAPLES 0.4%

Imperial Brands PLC	24,520	549

HEALTH CARE 0.7%

GSK PLC	53,769	1,159

INDUSTRIALS 0.2%

BAE Systems PLC	37,000	375

26	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	SHARES	MARKET VALUE (000S)
MATERIALS 1.4%

Anglo American PLC	14,171	$506

Rio Tinto PLC	30,240	1,808

		2,314

UTILITIES 0.4%

National Grid PLC	9,626	124

SSE PLC	28,852	569

		693

Total United Kingdom		5,090

UNITED STATES 21.9%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (c)	29,821	32

iHeartMedia, Inc. ‘A’ (c)	6,979	55

iHeartMedia, Inc. ‘B’ «(c)	5,486	39

Interpublic Group of Cos., Inc.	10,371	285

		411

CONSUMER DISCRETIONARY 0.8%

Genuine Parts Co.	3,807	507

LKQ Corp.	7,295	358

McDonald’s Corp.	1,058	261

Target Corp.	1,473	208

		1,334

CONSUMER STAPLES 5.2%

Altria Group, Inc.	45,296	1,892

Archer-Daniels-Midland Co.	14,576	1,131

Coca-Cola Co.	7,566	476

Kroger Co.	15,788	747

Philip Morris International, Inc.	25,436	2,512

Procter & Gamble Co.	8,356	1,201

Tyson Foods, Inc. ‘A’	7,768	669

		8,628

ENERGY 0.6%

APA Corp.	9,445	330

Marathon Petroleum Corp.	2,972	244

Noble Corp. (c)(i)	2,136	54

Phillips 66	2,599	213

	SHARES	MARKET VALUE (000S)

Valaris Ltd. (c)	112	$5

Valero Energy Corp.	1,646	175

		1,021

FINANCIALS 3.3%

Aflac, Inc.	10,151	562

Allstate Corp.	4,301	545

Ally Financial, Inc.	9,071	304

American International Group, Inc.	1,945	99

Ameriprise Financial, Inc.	457	109

Capital One Financial Corp.	5,459	569

Discover Financial Services	7,756	734

Fifth Third Bancorp	2,895	97

Hartford Financial Services Group, Inc.	9,029	591

KeyCorp	25,258	435

MetLife, Inc.	3,992	251

Regions Financial Corp.	12,821	240

Synchrony Financial	14,191	392

U.S. Bancorp	11,610	534

		5,462

HEALTH CARE 5.5%

Bristol-Myers Squibb Co.	2,808	216

Elevance Health, Inc.	335	162

Johnson & Johnson	17,645	3,132

Merck & Co., Inc.	28,255	2,576

Pfizer, Inc.	54,241	2,844

Quest Diagnostics, Inc.	1,003	133

		9,063

INDUSTRIALS 2.2%

General Dynamics Corp.	6,426	1,422

Lockheed Martin Corp.	3,858	1,659

Neiman Marcus Group Ltd. LLC «(c)(i)	1,124	194

Textron, Inc.	5,843	357

Westmoreland Mining Holdings «(c)(i)	53	0

		3,632

INFORMATION TECHNOLOGY 3.9%

Apple, Inc.	5,236	716

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	27

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		SHARES	MARKET VALUE (000S)

Broadcom, Inc.		2,763	$1,342

Cisco Systems, Inc.		36,572	1,559

Intel Corp.		19,736	738

Microsoft Corp.		462	119

NetApp, Inc.		1,623	106

Seagate Technology Holdings PLC		3,371	241

Texas Instruments, Inc.		10,694	1,643

			6,464

MATERIALS 0.1%

CF Industries Holdings, Inc.		1,685	145

UTILITIES 0.1%

NRG Energy, Inc.		4,281	163

Total United States			36,323

Total Common Stocks (Cost $76,056)			74,011

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 12.8%

AUSTRIA 0.4%

BANKING & FINANCE 0.4%

Erste Group Bank AG
6.500% due 04/15/2024 •(g)(h)	EUR	600	613

Total Austria			613

BERMUDA 0.1%

INDUSTRIALS 0.1%

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (a)		$1	1

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		300	237

			238

Total Bermuda			238

BRAZIL 0.0%

INDUSTRIALS 0.0%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/01/2022 (d)(g)		46	0

Total Brazil			0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CANADA 0.3%

INDUSTRIALS 0.3%

Bombardier, Inc.
7.500% due 03/15/2025	$486	$441

Total Canada		441

CAYMAN ISLANDS 0.3%

BANKING & FINANCE 0.0%

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	21	21
5.500% due 02/15/2024	3	3

		24

INDUSTRIALS 0.2%

MGM China Holdings Ltd.
4.750% due 02/01/2027	253	179
5.375% due 05/15/2024	200	171

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (a)	5	5

Transocean, Inc.
8.000% due 02/01/2027	10	7
7.250% due 11/01/2025	16	12
7.500% due 01/15/2026	10	7

		381

UTILITIES 0.1%

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)	100	62

Transocean Phoenix 2 Ltd.
7.750% due 10/15/2024	2	2

		64

Total Cayman Islands		469

FRANCE 0.2%

BANKING & FINANCE 0.2%

Societe Generale SA
7.375% due 10/04/2023 •(g)(h)	400	385

Total France		385

HONG KONG 0.1%

BANKING & FINANCE 0.1%

Huarong Finance Co. Ltd.
3.875% due 11/13/2029	265	212

Total Hong Kong		212

28	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 0.0%

INDUSTRIALS 0.0%

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(b)	GBP	300	$36

Total Ireland			36

ITALY 0.2%

BANKING & FINANCE 0.2%

UniCredit SpA
7.830% due 12/04/2023		$370	383

Total Italy			383

JAPAN 0.5%

INDUSTRIALS 0.5%

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		868	772

Total Japan			772

LIBERIA 0.5%

INDUSTRIALS 0.5%

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		895	887

Total Liberia			887

LUXEMBOURG 0.1%

INDUSTRIALS 0.1%

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		208	172

Total Luxembourg			172

MEXICO 0.3%

INDUSTRIALS 0.3%

Corp. GEO SAB de CV
8.875% due 03/27/2049 «		300	0

Petroleos Mexicanos
6.950% due 01/28/2060		30	18
7.690% due 01/23/2050		10	7
6.500% due 06/02/2041		757	474
6.700% due 02/16/2032		20	15

			514

Total Mexico			514

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MULTINATIONAL 0.1%

INDUSTRIALS 0.1%

American Airlines, Inc.
5.750% due 04/20/2029		$100	$86

Total Multinational			86

NETHERLANDS 0.2%

INDUSTRIALS 0.2%

Syngenta Finance NV
5.182% due 04/24/2028		300	304

Total Netherlands			304

PERU 0.0%

BANKING & FINANCE 0.0%

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	100	24

Total Peru			24

SPAIN 0.1%

INDUSTRIALS 0.1%

Cellnex Finance Co. SA
3.875% due 07/07/2041		$260	179

Total Spain			179

SWITZERLAND 0.2%

BANKING & FINANCE 0.2%

Credit Suisse Group AG
7.500% due 12/11/2023 •(g)(h)		365	349

Total Switzerland			349

UNITED KINGDOM 2.0%

BANKING & FINANCE 1.5%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		454	459

Barclays PLC
7.750% due 09/15/2023 •(g)(h)		600	591
4.972% due 05/16/2029 •		400	393
7.875% due 09/15/2022 •(g)(h)	GBP	200	243

HSBC Holdings PLC
6.000% due 09/29/2023 •(g)(h)	EUR	320	333

Lloyds Banking Group PLC
7.625% due 06/27/2023 •(g)(h)	GBP	200	244

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	29

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 06/27/2029 •(g)(h)	GBP	200	$241

			2,504

INDUSTRIALS 0.5%

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	100	83

Marston’s Issuer PLC
3.607% (SONIO/N + 2.669%) due 07/16/2035 ~	GBP	200	195

Mitchells & Butlers Finance PLC
1.738% (SONIO/N + 0.569%) due 12/15/2030 ~		90	104

Rolls-Royce PLC
4.625% due 02/16/2026	EUR	375	370

			752

Total United Kingdom			3,256

UNITED STATES 7.0%

BANKING & FINANCE 0.1%

EPR Properties
4.750% due 12/15/2026		$2	2
4.950% due 04/15/2028		2	2

GLP Capital LP
5.300% due 01/15/2029		19	18
5.250% due 06/01/2025		3	3

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		8	6

VICI Properties LP
4.625% due 06/15/2025		237	226

			257

INDUSTRIALS 4.6%

American Airlines Pass-Through Trust
3.350% due 04/15/2031		8	7
2.875% due 01/11/2036		482	412

Boeing Co.
6.125% due 02/15/2033		400	403

Broadcom, Inc.
3.137% due 11/15/2035		8	6
3.500% due 02/15/2041		225	170
3.187% due 11/15/2036		500	381
3.469% due 04/15/2034		263	214
4.926% due 05/15/2037		8	7

Carvana Co.
10.250% due 05/01/2030		200	165
5.500% due 04/15/2027		230	149

Charter Communications Operating LLC
3.900% due 06/01/2052		100	70

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.800% due 03/01/2050		$16	$13

Citrix Systems, Inc.
3.300% due 03/01/2030		3	3

Community Health Systems, Inc.
8.000% due 03/15/2026		184	168

Coty, Inc.
3.875% due 04/15/2026	EUR	245	228

CVS Pass-Through Trust
8.353% due 07/10/2031		$399	456

DISH DBS Corp.
5.250% due 12/01/2026		490	385

Energy Transfer LP
4.950% due 05/15/2028		4	4

Exela Intermediate LLC
11.500% due 07/15/2026		12	4

Hyatt Hotels Corp.
4.850% due 03/15/2026		900	898

Magallanes, Inc.
4.279% due 03/15/2032		170	152

Netflix, Inc.
5.375% due 11/15/2029		8	8

Oracle Corp.
3.950% due 03/25/2051 (i)		510	375

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		1,208	1,035

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026		230	224

Surgery Center Holdings, Inc.
10.000% due 04/15/2027		200	194

Topaz Solar Farms LLC
4.875% due 09/30/2039		9	8
5.750% due 09/30/2039		70	64

U.S. Renal Care, Inc.
10.625% due 07/15/2027		6	2

Western Midstream Operating LP
2.621% (US0003M + 1.850%) due 01/13/2023 ~		4	4

Wynn Resorts Finance LLC
7.750% due 04/15/2025		1,400	1,364

			7,573

UTILITIES 2.3%

Pacific Gas & Electric Co.
2.950% due 03/01/2026		53	48
3.750% due 08/15/2042		2	1
3.750% due 07/01/2028		110	97
4.500% due 07/01/2040		131	102
4.950% due 07/01/2050		805	643
4.550% due 07/01/2030		127	113
4.200% due 03/01/2029		200	179

30	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 03/15/2046		$4	$3
3.300% due 03/15/2027		20	18
4.000% due 12/01/2046		2	1
3.400% due 08/15/2024		35	34
3.250% due 06/15/2023		23	23
4.500% due 12/15/2041		2	1
4.600% due 06/15/2043		210	161
4.750% due 02/15/2044		120	92
3.250% due 06/01/2031		559	452

Southern California Edison Co.
4.875% due 03/01/2049		1	1

Sprint Communications, Inc.
6.000% due 11/15/2022		900	907

Sprint Corp.
7.625% due 03/01/2026		7	7
7.625% due 02/15/2025		400	418
7.125% due 06/15/2024		435	448

			3,749

Total United States			11,579

VENEZUELA 0.0%

INDUSTRIALS 0.0%

Petroleos de Venezuela SA
9.750% due 05/17/2035 ^(b)		20	1
6.000% due 05/16/2024 ^(b)		20	1
6.000% due 11/15/2026 ^(b)		300	18

			20

Total Venezuela			20

VIRGIN ISLANDS (BRITISH) 0.2%

INDUSTRIALS 0.2%

Studio City Finance Ltd.
5.000% due 01/15/2029		550	285

Total Virgin Islands (British)			285

Total Corporate Bonds & Notes (Cost $25,614)			21,204

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.2%

UNITED KINGDOM 0.8%

Eurosail PLC
2.290% due 09/13/2045 •	GBP	363	429
2.540% due 06/13/2045 •		235	283
2.540% (BP0003M + 0.950%) due 06/13/2045 ~		242	292

Grifonas Finance PLC
0.000% (EUR006M + 0.280%) due 08/28/2039 ~	EUR	213	212

Total United Kingdom			1,216

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 4.4%

Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^	$49	$43

Banc of America Funding Trust
3.013% due 05/20/2036 ^~	6	6

Banc of America Mortgage Trust
3.242% due 11/20/2046 ^~	3	3
6.000% due 10/25/2036 ^	10	8

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	16	16

Benchmark Mortgage Trust
3.626% due 09/15/2048 ~	865	811

Chase Mortgage Finance Trust
3.201% due 09/25/2036 ^~	20	18

Countrywide Alternative Loan Trust
6.000% due 06/25/2036 ^	86	58
6.000% due 02/25/2037 ^	50	22
6.250% (US0001M + 0.650%) due 12/25/2036 ^~	20	10

Countrywide Home Loan Mortgage Pass-Through Trust
2.124% (US0001M + 0.500%) due 07/25/2037 ^~	14	5

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036 ^	30	21

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.000% due 11/25/2035 ^	313	113

Credit Suisse Mortgage Capital Certificates
2.476% due 12/29/2037 ~	119	85

Credit Suisse Mortgage Capital Trust
3.303% due 07/10/2034 ~	960	959

DBGS Mortgage Trust
3.975% (US0001M + 2.650%) due 10/15/2036 ~	900	859

First Horizon Alternative Mortgage Securities Trust
3.162% due 06/25/2036 ^~	154	131

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^	2	2

JP Morgan Alternative Loan Trust
5.843% due 05/26/2037 ~	44	38

JP Morgan Chase Commercial Mortgage Securities Trust
3.840% due 11/15/2038 •	967	908

JP Morgan Mortgage Trust
6.500% due 07/25/2036 ^	81	42

Merrill Lynch Mortgage Investors Trust
2.606% due 03/25/2036 ^~	10	6

Morgan Stanley Capital Trust
3.274% (US0001M + 1.950%) due 07/15/2035 ~	977	926

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	31

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OBX Trust
2.474% (US0001M + 0.850%) due 04/25/2048 ~	$41	$40

Residential Accredit Loans, Inc. Trust
2.424% due 10/25/2045 •	48	43
5.500% due 03/25/2037 ^	239	205
6.250% due 03/25/2037 ^	20	17

Structured Adjustable Rate Mortgage Loan Trust
3.090% due 10/25/2036 ^~	1,281	837

Wells Fargo Alternative Loan Trust
3.411% due 07/25/2037 ^~	473	424

Wells Fargo Commercial Mortgage Trust
3.412% due 09/15/2058	703	696

Total United States		7,352

Total Non-Agency Mortgage-Backed Securities (Cost $9,099)		8,568

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	15	16
7.350% due 07/01/2035	5	5

Total Illinois		21

PUERTO RICO 0.1%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	44	22

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (d)	11	7
4.000% due 07/01/2033	9	8
4.000% due 07/01/2035	8	7
4.000% due 07/01/2037	7	6
4.000% due 07/01/2041	7	6

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (d)	5	4
5.250% due 07/01/2023	10	10

Puerto Rico Electric Power Authority Revenue Bonds, (BABs), Series 2010
6.125% due 07/01/2040 ^(b)	100	80

Total Puerto Rico		150

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	160	149

Total Virginia		149

Total Municipal Bonds & Notes (Cost $249)		320

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 0.9%

BRAZIL 0.4%

ENERGY 0.4%

Petroleo Brasileiro SA	129,300	$690

Total Brazil		690

NETHERLANDS 0.2%

BANKING & FINANCE 0.2%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)	261,275	267

Total Netherlands		267

SPAIN 0.1%

BANKING & FINANCE 0.1%

CaixaBank SA
6.000% due 07/18/2022 •(g)(h)	200,000	210

Total Spain		210

UNITED KINGDOM 0.1%

BANKING & FINANCE 0.1%

Nationwide Building Society
10.250% ~	1,130	201

Total United Kingdom		201

UNITED STATES 0.1%

INDUSTRIALS 0.1%

General Electric Co.
5.159% (US0003M + 3.330%) due 09/15/2022 ~(g)	169,000	149

Total United States		149

Total Preferred Stocks (Cost $1,702)		1,517

REAL ESTATE INVESTMENT TRUSTS 5.7%

AUSTRALIA 0.2%

REAL ESTATE 0.2%

Dexus	29,130	179

Stockland	64,652	162

		341

Total Australia		341

32	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	SHARES	MARKET VALUE (000S)
UNITED STATES 5.5%

REAL ESTATE 5.5%

Apartment Income REIT Corp.	9,999	$416

CBL & Associates Properties, Inc.	39	1

Cousins Properties, Inc.	8,922	261

EPR Properties	13,675	642

Equity Residential	4,570	330

Gaming & Leisure Properties, Inc.	17,880	820

Healthcare Realty Trust, Inc.	26,039	708

Highwoods Properties, Inc.	5,599	191

Hudson Pacific Properties, Inc.	10,988	163

Medical Properties Trust, Inc.	42,602	651

Physicians Realty Trust	11,765	205

Simon Property Group, Inc.	7,708	732

SITE Centers Corp.	29,050	391

SL Green Realty Corp.	3,740	173

Spirit Realty Capital, Inc.	10,271	388

Uniti Group, Inc.	32	0

Ventas, Inc.	6,174	317

VICI Properties, Inc.	66,978	1,995

Weyerhaeuser Co.	7,475	248

WP Carey, Inc.	5,167	428

		9,060

Total United States		9,060

Total Real Estate Investment Trusts (Cost $10,553)		9,401

RIGHTS 0.0%

LUXEMBOURG 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA Exp - 12/05/2025 «(c)	348	2

Total Rights (Cost $0)		2

	PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.0%

ARGENTINA 0.2%

Argentina Government International Bond
0.500% due 07/09/2030 þ	$299	65
1.000% due 07/09/2029	31	7
1.125% due 07/09/2035 þ	373	78
2.000% due 01/09/2038 þ	269	79

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 07/09/2041 þ		$196	$51
15.500% due 10/17/2026	ARS	1,226	2
47.331% (BADLARPP) due 10/04/2022 ~		28	0

Autonomous City of Buenos Aires
53.715% (BADLARPP + 3.250%) due 03/29/2024 ~		3,481	13

Provincia de Buenos Aires
49.102% due 04/12/2025		389	1

Total Argentina			296

PERU 0.1%

Peru Government International Bond
5.940% due 02/12/2029	PEN	238	57
6.150% due 08/12/2032		250	57
6.350% due 08/12/2028		266	65
6.900% due 08/12/2037		7	2
6.950% due 08/12/2031		87	22
8.200% due 08/12/2026		189	52

Total Peru			255

ROMANIA 0.1%

Romania Government International Bond
2.000% due 04/14/2033	EUR	214	146

Total Romania			146

SOUTH AFRICA 0.4%

South Africa Government International Bond
8.000% due 01/31/2030	ZAR	200	11
8.250% due 03/31/2032		300	15
8.750% due 02/28/2048		200	10
8.875% due 02/28/2035		200	10
10.500% due 12/21/2026		10,200	664

Total South Africa			710

TURKEY 0.2%

Turkey Government International Bond
4.250% due 03/13/2025		$200	172
5.250% due 03/13/2030		200	143

Total Turkey			315

VENEZUELA 0.0%

Venezuela Government International Bond
6.000% due 12/09/2049		125	10
7.000% due 03/31/2038 ^(b)		2	0
7.650% due 04/21/2025 ^(b)		3	0
9.250% due 09/15/2027 ^(b)		44	4

Total Venezuela			14

Total Sovereign Issues (Cost $2,487)			1,736

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	33

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 10.0%

UNITED STATES 10.0%

Ginnie Mae, TBA
3.500% due 07/01/2052	$100	$97

Uniform Mortgage-Backed Security
3.000% due 11/01/2029 - 03/01/2050	56	53
3.500% due 02/01/2050	34	33

Uniform Mortgage-Backed Security, TBA
2.500% due 08/01/2052	100	90
3.000% due 08/01/2052	3,400	3,164
3.500% due 08/01/2052	7,100	6,822
4.000% due 04/01/2052	6,500	6,401

Total U.S. Government Agencies (Cost $16,692)		16,660

U.S. TREASURY OBLIGATIONS 7.6%

UNITED STATES 7.6%

U.S. Treasury Bonds
2.875% due 11/15/2046	600	547
3.000% due 02/15/2049	1,133	1,080

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2030	316	301
0.125% due 07/15/2031	2,189	2,084
0.125% due 02/15/2051	333	257
0.250% due 07/15/2029 (l)	811	787
0.375% due 01/15/2027	38	38
0.375% due 07/15/2027	12	12
0.750% due 07/15/2028	242	244
0.875% due 01/15/2029	397	401
1.000% due 02/15/2048	117	112
1.000% due 02/15/2049	115	111

U.S. Treasury Notes
0.125% due 04/30/2023 (l)(n)	4,000	3,910
2.375% due 03/31/2029 (n)	2,800	2,681
2.875% due 05/15/2032	100	99

Total U.S. Treasury Obligations (Cost $13,500)		12,664

	SHARES
WARRANTS 0.0%

LUXEMBOURG 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	132	0

Intelsat Jackson Holdings SA-Exp. 12/05/2025 «	296	2

		2

Total Luxembourg		2

		SHARES	MARKET VALUE (000S)
UNITED STATES 0.0%

INFORMATION TECHNOLOGY 0.0%

Windstream Holdings LLC - Exp. 9/21/2055 «		40	$1

Total United States			1

Total Warrants (Cost $53)			3

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (j) 0.6%
			1,002

ARGENTINA TREASURY BILLS 0.0%
51.049% due 09/30/2022 (d)(e)	ARS	23,000	77

Total Argentina Treasury Bills (Cost $106)			77

Total Short-Term Instruments (Cost $1,108)			1,079

Total Investments in Securities (Cost $178,437)			167,344

		SHARES
INVESTMENTS IN AFFILIATES 7.0%

SHORT-TERM INSTRUMENTS 7.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.0%

PIMCO Short-Term Floating NAV Portfolio III		1,195,687	11,603

Total Short-Term Instruments (Cost $11,610)			11,603

Total Investments in Affiliates (Cost $11,610)			11,603

Total Investments 107.9% (Cost $190,047)			$178,947

Financial Derivative Instruments (k)(m) (0.2)% (Cost or Premiums, net $(1,271))			(373)

Other Assets and Liabilities, net (7.7)%			(12,728)

Net Assets 100.0%			$165,846

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Payment in-kind security.

(b)	Security is not accruing income as of the date of this report.

(c)	Security did not produce income within the last twelve months.

(d)	Zero coupon security.

(e)	Coupon represents a yield to maturity.

(f)	Principal amount of security is adjusted for inflation.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Intelsat SA	06/19/2017 - 02/23/2022	$208	$81	0.05%
Lundin Energy AB	09/30/2021 - 06/08/2022	152	147	0.09
Neiman Marcus Group Ltd. LLC	09/25/2020	36	194	0.12
Noble Corp.	02/05/2021 - 02/27/2021	26	54	0.03
Oracle Corp. 3.950% due 03/25/2051	03/22/2021	509	375	0.23
Westmoreland Mining Holdings	03/26/2019	0	0	0.00

		$931	$851	0.52%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$1,002	U.S. Treasury Notes 3.000% due 06/30/2024	$(1,022)	$1,002	$1,002

Total Repurchase Agreements						$(1,022)	$1,002	$1,002

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	35

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,002	$0	$0	$1,002	$(1,022)	$(20)

Total Borrowings and Other Financing Transactions	$1,002	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(916) at a weighted average interest rate of 0.071%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 3-Month SOFR Active Contract December 2023 Futures	$96.500	12/15/2023	2	$5	$(2)	$(2)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	2	5	(1)	(2)

Total Written Options					$(3)	$(4)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond September Futures	09/2022	7	$903	$(22)	$21	$0
U.S. Treasury 2-Year Note September Futures	09/2022	1	210	(1)	1	0
U.S. Treasury 10-Year Note September Futures	09/2022	176	20,862	(122)	179	0

				$(145)	$201	$0

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond September Futures	09/2022	18	$(1,477)	$6	$0	$(10)
U.S. Treasury 10-Year Ultra September Futures	09/2022	24	(3,057)	22	0	(32)
U.S. Treasury 30-Year Bond September Futures	09/2022	9	(1,248)	7	0	(15)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2022	4	(617)	13	0	(9)

				$48	$0	$(66)

Total Futures Contracts				$(97)	$201	$(66)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2026	1.227%		$1,000	$16	$(25)	$(9)	$0	$(1)
Boeing Co.	1.000	Quarterly	06/20/2023	1.520		100	0	0	0	0	0
Boeing Co.	1.000	Quarterly	12/20/2023	1.745		200	2	(4)	(2)	0	0
Devon Energy Corp.	1.000	Quarterly	12/20/2026	1.798		500	(1)	(15)	(16)	0	(1)
Ford Motor Co.	5.000	Quarterly	06/20/2027	4.446		200	24	(19)	5	0	(1)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2026	3.931		600	52	(29)	23	0	(1)
General Electric Co.	1.000	Quarterly	06/20/2026	1.530		300	1	(7)	(6)	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	2.634		900	179	(94)	85	0	(1)
Hess Corp.	1.000	Quarterly	12/20/2026	1.797		500	(2)	(14)	(16)	0	(1)
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	4.406	EUR	100	(8)	(7)	(15)	0	(1)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	3.940		100	(10)	0	(10)	0	(1)
Rolls-Royce PLC	1.000	Quarterly	12/20/2026	4.270		200	(9)	(18)	(27)	0	(2)
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	1.105		$500	11	(13)	(2)	0	(1)

							$255	$(245)	$10	$0	$(11)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026		$1,200	$(46)	$(110)	$(156)	$0	$(1)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027		6,336	147	(323)	(176)	0	(8)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		200	3	(3)	0	0	0
iTraxx Asia Ex-Japan 37 5-Year Index	1.000	Quarterly	06/20/2027		100	0	(2)	(2)	0	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	EUR	800	22	(20)	2	0	(2)

						$126	$(458)	$(332)	$0	$(11)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	37

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	1,300	$126	$103	$229	$0	$(24)
Receive	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	03/16/2042		200	7	62	69	0	(5)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		950	21	345	366	0	(28)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.176	Annual	04/27/2027	JPY	30,000	0	0	0	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.020	Semi-Annual	09/20/2028		210,000	4	32	36	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/15/2029		641,000	46	76	122	0	(7)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Annual	06/15/2032		150,000	2	9	11	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		90,000	26	19	45	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.711	Annual	04/27/2042		10,000	0	2	2	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.928	Annual	03/25/2027		$200	0	(7)	(7)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		200	8	9	17	0	(1)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	10/04/2027		320	0	5	5	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		220	(9)	(16)	(25)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		310	18	17	35	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.817	Annual	04/05/2032		400	(2)	(30)	(32)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.872	Annual	04/06/2032		200	(1)	(14)	(15)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		340	(32)	(14)	(46)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		500	(33)	(13)	(46)	4	0
Pay	1-Year BRL-CDI	5.830	Maturity	01/02/2023	BRL	800	8	(11)	(3)	0	0
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		600	6	(8)	(2)	0	0
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		200	2	(3)	(1)	0	0
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023		5,200	(1)	(47)	(48)	0	0
Receive	1-Year BRL-CDI	12.670	Maturity	01/02/2023		300	0	0	0	0	0
Receive	1-Year BRL-CDI	12.690	Maturity	01/02/2023		200	0	0	0	0	0
Receive	1-Year BRL-CDI	12.740	Maturity	01/02/2023		500	0	0	0	0	0
Receive	1-Year BRL-CDI	12.750	Maturity	01/02/2023		200	0	0	0	0	0
Receive	1-Year BRL-CDI	12.760	Maturity	01/02/2023		400	0	0	0	0	0
Receive	1-Year BRL-CDI	12.900	Maturity	01/02/2023		900	0	0	0	0	0
Receive	1-Year BRL-CDI	12.930	Maturity	01/02/2023		100	0	0	0	0	0
Receive	1-Year BRL-CDI	12.939	Maturity	01/02/2023		500	0	0	0	0	0
Receive	1-Year BRL-CDI	12.946	Maturity	01/02/2023		1,200	0	0	0	0	0
Receive	1-Year BRL-CDI	12.960	Maturity	01/02/2023		900	0	0	0	0	0
Receive	1-Year BRL-CDI	12.970	Maturity	01/02/2023		1,600	0	1	1	0	0
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025		100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.160	Maturity	01/02/2025		100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	12.000	Maturity	01/02/2025		200	0	0	0	0	0
Pay	1-Year BRL-CDI	12.080	Maturity	01/02/2025		300	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	12.140	Maturity	01/02/2025		200	0	0	0	0	0
Pay	1-Year BRL-CDI	12.145	Maturity	01/02/2025		200	0	0	0	0	0
Pay	1-Year BRL-CDI	12.160	Maturity	01/02/2025		300	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.220	Maturity	01/04/2027		100	0	(1)	(1)	0	0

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	11.260%	Maturity	01/04/2027	BAL	100	$0	$(1)	$(1)	$0	$0
Pay	1-Year BRL-CDI	11.715	Maturity	01/04/2027		100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.870	Maturity	01/04/2027		300	0	(1)	(1)	0	0
Pay(5)	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023		$2,200	(41)	(9)	(50)	3	0
Pay	3-Month USD-LIBOR	1.088	Semi-Annual	02/03/2024		200	0	(6)	(6)	0	0
Pay(5)	3-Month USD-LIBOR	1.700	Semi-Annual	03/06/2024		400	(1)	(6)	(7)	1	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		3,100	(293)	344	51	0	(9)
Receive	3-Month USD-LIBOR	0.928	Semi-Annual	05/06/2026		100	0	8	8	0	(1)
Receive	3-Month USD-LIBOR	0.940	Semi-Annual	06/08/2026		100	0	8	8	0	0
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		1,000	15	81	96	0	(4)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		2,300	(345)	352	7	0	(11)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		100	(2)	10	8	0	(1)
Receive	3-Month USD-LIBOR	1.740	Semi-Annual	12/16/2026		100	(8)	13	5	0	(1)
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	01/04/2027		100	0	(7)	(7)	1	0
Pay	3-Month USD-LIBOR	1.570	Semi-Annual	01/11/2027		200	0	(12)	(12)	1	0
Pay	3-Month USD-LIBOR	1.425	Semi-Annual	01/18/2027		100	0	(7)	(7)	1	0
Pay	3-Month USD-LIBOR	1.443	Semi-Annual	01/18/2027		100	0	(6)	(6)	1	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027		500	0	34	34	0	(3)
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	01/20/2027		2,400	(8)	(135)	(143)	14	0
Pay	3-Month USD-LIBOR	1.580	Semi-Annual	02/16/2027		200	(1)	(11)	(12)	1	0
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	02/17/2027		1,200	0	79	79	0	(7)
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027		4,900	(18)	(246)	(264)	28	0
Pay	3-Month USD-LIBOR	1.280	Semi-Annual	03/24/2028		400	(1)	(35)	(36)	2	0
Receive	3-Month USD-LIBOR	1.235	Semi-Annual	05/12/2028		100	0	10	10	0	(1)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		1,610	(91)	(134)	(225)	10	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		4,900	(643)	858	215	0	(30)
Pay	3-Month USD-LIBOR	1.265	Semi-Annual	09/28/2028		100	0	(10)	(10)	1	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		422	11	(49)	(38)	3	0
Receive	3-Month USD-LIBOR	1.379	Semi-Annual	12/22/2028		100	0	10	10	0	(1)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	01/12/2029		55	0	5	5	0	0
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	01/12/2029		200	(1)	(14)	(15)	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		100	(12)	19	7	0	(1)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		200	(15)	36	21	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		300	(30)	55	25	0	(2)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		200	(25)	38	13	0	(2)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		100	(13)	20	7	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		2,400	(130)	438	308	0	(17)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		127	1	19	20	0	(1)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		2,600	213	261	474	0	(17)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		663	(60)	(61)	(121)	5	0
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	07/16/2031		100	(1)	13	12	0	(1)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	07/19/2031		100	0	13	13	0	(1)
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	07/20/2031		100	0	13	13	0	(1)
Receive	3-Month USD-LIBOR	1.405	Semi-Annual	09/07/2031		100	(1)	14	13	0	(1)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	10/05/2031		100	0	(13)	(13)	1	0
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/15/2031		100	0	(12)	(12)	1	0
Pay	3-Month USD-LIBOR	1.545	Semi-Annual	10/26/2031		100	0	(12)	(12)	1	0
Pay	3-Month USD-LIBOR	1.768	Semi-Annual	02/02/2032		100	0	(10)	(10)	1	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	02/18/2032		200	(2)	(15)	(17)	1	0
Receive	3-Month USD-LIBOR	1.910	Semi-Annual	10/17/2049		100	(23)	43	20	0	(1)
Receive	3-Month USD-LIBOR	1.895	Semi-Annual	10/18/2049		100	(23)	44	21	0	(1)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		900	(292)	418	126	0	(8)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		100	(26)	44	18	0	(1)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		100	(16)	41	25	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		500	(97)	212	115	0	(4)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		300	(48)	124	76	0	(2)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		600	(196)	276	80	0	(5)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		400	41	93	134	0	(3)
Pay	3-Month USD-LIBOR	1.491	Semi-Annual	01/21/2051		100	(1)	(27)	(28)	1	0
Pay	3-Month USD-LIBOR	1.590	Semi-Annual	02/09/2051		900	(7)	(231)	(238)	7	0
Receive	3-Month USD-LIBOR	1.785	Semi-Annual	08/12/2051		100	(1)	24	23	0	(1)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	900	5	(5)	0	0	0
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	01/11/2026		900	0	(5)	(5)	0	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	39

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month ZAR-JIBAR	4.915%	Quarterly	02/01/2026	ZAR	200	$0	$(1)	$(1)	$0	$0
Pay	3-Month ZAR-JIBAR	5.020	Quarterly	02/11/2026		400	0	(2)	(2)	0	0
Receive	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027		600	(5)	5	0	0	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	5,080	483	(635)	(152)	8	0
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		80	(9)	11	2	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	800	(2)	133	131	0	(13)
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		1,200	94	137	231	0	(21)
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023	MXN	200	1	(1)	0	0	0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		2,000	6	(7)	(1)	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,400	5	(5)	0	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		6,000	19	(21)	(2)	0	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,400	12	(13)	(1)	0	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		3,400	12	(13)	(1)	0	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024		8,800	0	6	6	0	(1)
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		3,700	0	3	3	0	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		3,600	0	2	2	0	0
Pay	28-Day MXN-TIIE	5.990	Lunar	01/30/2026		4,300	9	(30)	(21)	1	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		15,500	35	(109)	(74)	3	0
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		30,000	97	(231)	(134)	6	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		1,000	0	1	1	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		1,500	0	1	1	0	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		2,900	(22)	28	6	0	(1)
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		11,400	(86)	109	23	0	(3)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		1,200	(8)	11	3	0	0
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		700	(5)	7	2	0	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		2,000	(15)	19	4	0	0
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		1,900	(15)	19	4	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		700	3	0	3	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		2,900	12	1	13	0	(1)
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		700	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		1,700	0	1	1	0	(1)
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		400	2	(4)	(2)	0	0
Pay	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		100	1	(2)	(1)	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		100	1	(2)	(1)	0	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		900	(9)	12	3	0	0
Pay	UKRPI	4.000	Maturity	09/15/2031	GBP	100	0	(9)	(9)	0	0
Pay	UKRPI	4.140	Maturity	10/15/2031		100	0	(7)	(7)	1	0
Pay	UKRPI	4.250	Maturity	11/15/2031		100	(1)	(4)	(5)	1	0

							$(1,375)	$2,912	$1,537	$119	$(258)

Total Swap Agreements							$(994)	$2,209	$1,215	$119	$(280)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$201	$119	$320	$(4)	$(66)	$(280)	$(350)

(l)

Securities with an aggregate market value of $852 and cash of $1,960 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	07/2022		AUD	14	$		10	$0	$0
BOA	07/2022			35			25	1	0
	07/2022		GBP	1,999			2,527	94	0
	07/2022		PEN	892			222	0	(11)
	07/2022	$		83		PEN	312	0	(1)
	08/2022			402		MXN	8,162	1	0
	08/2022			150		NOK	1,430	0	(5)
	08/2022			3		RUB	525	6	0
	11/2022		ZAR	402	$		25	1	0
BPS	07/2022		MXN	14,153			704	0	0
	07/2022	$		3,459		EUR	3,288	0	(13)
	07/2022			106		GBP	84	0	(4)
	07/2022			162		JPY	21,800	0	(1)
	07/2022			805		MXN	16,833	32	0
	08/2022		EUR	3,237	$		3,411	12	0
	08/2022		GBP	1,934			2,350	0	(5)
	08/2022	$		116		CAD	150	1	0
	08/2022			84		IDR	1,240,172	0	(1)
	08/2022		ZAR	1,561	$		98	2	0
	09/2022	$		694		MXN	14,153	1	0
	11/2022		ZAR	864	$		54	2	0
BRC	07/2022	$		112		GBP	93	1	0
	08/2022			92		IDR	1,364,469	0	(1)
	08/2022			263		NOK	2,573	0	(1)
	11/2022		ZAR	306	$		19	1	0
CBK	07/2022		BRL	5,552			1,077	16	0
	07/2022		EUR	68			73	1	0
	07/2022		GBP	112			141	4	0
	07/2022		PEN	6			2	0	0
	07/2022	$		1,060		BRL	5,552	1	0
	07/2022			191		PEN	739	2	(1)
	08/2022		PEN	101	$		27	0	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	41

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	08/2022	$		1,068		BRL	5,552	$0	$(16)
	08/2022			49		PEN	186	0	(1)
	12/2022		PEN	167	$		43	0	0
	12/2022	$		23		PEN	97	2	0
	02/2023		PEN	185	$		47	0	(1)
	04/2023			572			145	0	(1)
DUB	07/2022	$		2		PEN	8	0	0
	08/2022		TWD	392	$		13	0	0
	08/2022	$		0		RUB	0	0	0
	10/2022			27			2,576	14	0
GLM	07/2022		BRL	5,552	$		1,060	0	(1)
	07/2022		MXN	2,680			130	0	(4)
	07/2022	$		1,118		BRL	5,552	0	(57)
	07/2022			16		PEN	59	0	0
	08/2022			33			123	0	(1)
	10/2022			67		RUB	6,359	36	0
	11/2022		ZAR	425	$		26	1	0
	02/2023			62			4	0	0
HUS	07/2022		AUD	583			403	1	(1)
	07/2022		EUR	3,220			3,472	97	0
	07/2022	$		440		AUD	632	0	(4)
	07/2022			1,369		JPY	181,800	0	(29)
	08/2022		MXN	4,125	$		201	0	(2)
	08/2022	$		377		AUD	548	1	0
	08/2022			218		CLP	182,929	0	(20)
	08/2022			161		IDR	2,358,427	0	(3)
	05/2023		CNH	48	$		7	0	0
JPM	08/2022			151			22	0	0
	08/2022		TWD	4,571			155	1	0
	08/2022	$		364		IDR	5,361,132	0	(6)
MYI	08/2022		TWD	1,359	$		46	0	0
	08/2022	$		104		IDR	1,534,968	0	(2)
RBC	08/2022			409		CAD	529	2	0
	08/2022			368		JPY	49,948	1	0
	09/2022			440		MXN	9,051	5	0
SCX	07/2022		PEN	6	$		1	0	0
	07/2022	$		9		PEN	34	0	0
	08/2022			381		JPY	51,656	1	0
	11/2022		PEN	29	$		7	0	0
UAG	07/2022		MXN	2,615			126	0	(4)
	09/2022	$		28		MXN	551	0	(1)
	11/2022		ZAR	941	$		60	3	0

Total Forward Foreign Currency Contracts								$344	$(198)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200%	07/20/2022	100	$0	$0
BRC	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.600	08/17/2022	100	(1)	0
CBK	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	100	0	0
DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	08/17/2022	100	0	0
GST	Put - OTC CDX.IG-38 5-Year Index	Sell	1.300	08/17/2022	100	0	0
MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.250	07/20/2022	100	0	0
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	08/17/2022	200	(1)	(1)

						$(2)	$(1)

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	200	$(1)	$(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	200	(1)	(1)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	08/26/2022	200	(1)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850	08/26/2022	200	(1)	(2)
BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	100	1	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	100	1	0
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/28/2023	300	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/28/2023	300	(1)	(1)
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	04/02/2024	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	100	(1)	(1)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.755	09/30/2022	200	(1)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.955	09/30/2022	200	(1)	(2)
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	04/08/2024	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.790	04/08/2024	100	(1)	(1)
FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.781	04/05/2024	200	0	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.781	04/05/2024	200	0	(1)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	8,100	(15)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	8,100	(15)	(185)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	100	(1)	0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	100	(1)	(1)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	43

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190%	10/23/2023	100	$(1)	$0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	100	(1)	0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	100	(1)	0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910	11/10/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	200	0	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/05/2023	300	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/05/2023	300	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	500	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	500	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/24/2023	300	1	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/24/2023	300	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/26/2023	300	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/26/2023	300	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/15/2023	300	(1)	0

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100%	05/15/2023	300	$(1)	$(1)
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	100	(1)	(1)
NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/03/2023	800	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/03/2023	800	(1)	(3)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/04/2023	400	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/04/2023	400	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/12/2023	400	1	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/12/2023	400	(1)	(1)

							$(93)	$(246)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 09/01/2052	$93.563	09/07/2022	500	$(4)	$(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 09/01/2052	94.438	09/07/2022	500	(3)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 09/01/2052	94.703	09/07/2022	100	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 07/01/2052	98.297	07/07/2022	500	(3)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 07/01/2052	99.141	07/07/2022	100	(1)	(1)
JPM	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	99.141	09/07/2022	500	(2)	(3)
	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	99.156	09/07/2022	100	0	(1)
	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	99.656	09/07/2022	500	(2)	(4)
	Call - OTC Fannie Mae, TBA 4.500% due 09/01/2052	101.141	09/07/2022	500	(1)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 08/01/2052	96.906	08/04/2022	500	(2)	(6)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	45

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
SAL	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	$98.234	09/07/2022	500	$(3)	$(2)
	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	99.406	09/07/2022	500	(2)	(4)
	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	99.656	09/07/2022	500	(2)	(4)
	Call - OTC Fannie Mae, TBA 4.500% due 09/01/2052	100.234	09/07/2022	500	(2)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 07/01/2052	99.563	07/07/2022	500	(2)	0

					$(30)	$(41)

Total Written Options					$(125)	$(288)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	Quarterly	06/20/2024	1.045%	$40	$(1)	$1	$0	$0
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2022	0.877	245	(8)	8	0	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.870	300	(5)	(1)	0	(6)
GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.870	200	(3)	(1)	0	(4)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.912	100	(4)	(4)	0	(8)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.801	100	(1)	1	0	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.183	100	(1)	1	0	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	9.043	100	(11)	(6)	0	(17)
HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.608	400	(12)	8	0	(4)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.965	300	(5)	6	1	0
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.183	100	(1)	1	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.751	500	(1)	(16)	0	(17)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	3.013	200	(9)	(7)	0	(16)

							$(62)	$(9)	$1	$(72)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$4,000	$(85)	$70	$0	$(15)
MYC	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072	5,700	(2)	(99)	0	(101)

						$(87)	$(29)	$0	$(116)

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	3-Month USD-LIBOR	2.900%	Annual	10/04/2027	$900	$0	$(8)	$0	$(8)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Investment Grade Corporate Bond ETF	646	(0.220)% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2022	$48	$0	$0	$0	$0
	Receive	iBoxx USD Investment Grade Corporate Bond ETF	324	(0.520)% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2022	25	0	(1)	0	(1)
	Receive	iBoxx USD Investment Grade Corporate Bond ETF	667	0.280% (1-Month USD-LIBOR less a specified spread)	Monthly	12/01/2022	52	0	(4)	0	(4)
	Receive	iBoxx USD Investment Grade Corporate Bond ETF	666	(0.420)% (1-Month USD-LIBOR less a specified spread)	Monthly	12/15/2022	50	0	(1)	0	(1)

								$0	$(6)	$0	$(6)

Total Swap Agreements								$(149)	$(52)	$1	$(202)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$103	$0	$0	$103	$(17)	$(15)	$(6)	$(38)	$65	$0	$65
BPS	50	0	0	50	(24)	(1)	0	(25)	25	0	25
BRC	2	0	0	2	(2)	0	0	(2)	0	0	0
CBK	26	0	0	26	(20)	(4)	(6)	(30)	(4)	0	(4)
DUB	14	0	0	14	0	(4)	0	(4)	10	0	10
FAR	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
GLM	37	0	0	37	(63)	(214)	0	(277)	(240)	245	5
GST	0	0	0	0	0	0	(44)	(44)	(44)	0	(44)
HUS	99	0	1	100	(59)	0	(4)	(63)	37	0	37
JPM	1	0	0	1	(6)	(16)	0	(22)	(21)	0	(21)
MYC	0	0	0	0	0	(3)	(142)	(145)	(145)	0	(145)
MYI	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
NGF	0	0	0	0	0	(13)	0	(13)	(13)	0	(13)
RBC	8	0	0	8	0	0	0	0	8	0	8
SAL	0	0	0	0	0	(14)	0	(14)	(14)	0	(14)
SCX	1	0	0	1	0	0	0	0	1	0	1
UAG	3	0	0	3	(5)	0	0	(5)	(2)	0	(2)

Total Over the Counter	$344	$0	$1	$345	$(198)	$(288)	$(202)	$(688)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	47

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

(n)

Securities with an aggregate market value of $245 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$201	$201
Swap Agreements	0	0	0	0	119	119

	$0	$0	$0	$0	$320	$320

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$344	$0	$344
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$344	$0	$345

	$0	$1	$0	$344	$320	$665

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	66	66
Swap Agreements	0	22	0	0	258	280

	$0	$22	$0	$0	$328	$350

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$198	$0	$198
Written Options	0	1	0	0	287	288
Swap Agreements	0	188	6	0	8	202

	$0	$189	$6	$198	$295	$688

	$0	$211	$6	$198	$623	$1,038

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(48)	$0	$(246)	$(294)
Swap Agreements	0	4	0	0	(56)	(52)

	$0	$4	$(48)	$0	$(302)	$(346)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,176	$0	$1,176
Purchased Options	0	(1)	0	0	(1)	(2)
Written Options	0	21	0	2	23	46
Swap Agreements	0	128	(17)	0	3	114

	$0	$148	$(17)	$1,178	$25	$1,334

	$0	$152	$(65)	$1,178	$(277)	$988

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	(136)	(136)
Swap Agreements	0	(736)	0	0	1,896	1,160

	$0	$(736)	$0	$0	$1,759	$1,023

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(75)	$0	$(75)
Purchased Options	0	1	0	0	5	6
Written Options	0	1	0	(1)	(174)	(174)
Swap Agreements	0	(268)	(6)	0	(6)	(280)

	$0	$(266)	$(6)	$(76)	$(175)	$(523)

	$0	$(1,002)	$(6)	$(76)	$1,584	$500

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	49

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$341	$0	$341
United States	0	13,787	0	13,787
Loan Participations and Assignments
Canada	0	0	600	600
Luxembourg	0	54	0	54
Panama	0	371	468	839
United Kingdom	0	839	378	1,217
United States	0	3,209	132	3,341
Common Stocks
Australia
Industrials	0	114	0	114
Materials	0	3,082	0	3,082
Belgium
Financials	0	230	0	230
Brazil
Communication Services	119	0	0	119
Consumer Staples	130	0	0	130
Energy	587	0	0	587
Financials	148	0	0	148
Materials	1,233	0	0	1,233
Canada
Consumer Discretionary	88	0	0	88
Consumer Staples	528	0	0	528
Financials	350	0	0	350
Industrials	177	0	0	177
Materials	108	0	0	108
China
Energy	0	476	0	476
Financials	0	2,973	0	2,973
Industrials	0	121	0	121
Information Technology	0	178	0	178
Utilities	0	136	0	136
Czech Republic
Utilities	0	196	0	196
Denmark
Industrials	0	538	0	538
France
Communication Services	0	498	0	498
Health Care	0	1,448	0	1,448
Industrials	0	318	0	318
Germany
Utilities	0	546	0	546
Greece
Consumer Discretionary	0	118	0	118
Hong Kong
Industrials	0	206	0	206
Utilities	0	112	0	112
Indonesia
Communication Services	0	359	0	359
Consumer Discretionary	0	246	0	246
Energy	0	100	0	100

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Israel
Industrials	$108	$0	$0	$108
Japan
Communication Services	0	282	0	282
Consumer Discretionary	0	107	0	107
Consumer Staples	0	565	0	565
Health Care	0	1,045	0	1,045
Industrials	0	1,855	0	1,855
Information Technology	0	166	0	166
Materials	0	246	0	246
Luxembourg
Financials	0	0	81	81
Malaysia
Materials	0	130	0	130
Netherlands
Consumer Staples	0	739	0	739
Norway
Communication Services	0	253	0	253
Energy	0	235	0	235
Portugal
Consumer Staples	0	139	0	139
Singapore
Industrials	0	125	0	125
South Africa
Communication Services	0	338	0	338
Energy	0	106	0	106
Financials	0	584	0	584
South Korea
Consumer Discretionary	0	424	0	424
Consumer Staples	0	188	0	188
Spain
Financials	0	798	0	798
Utilities	0	516	0	516
Sweden
Energy	0	150	0	150
Information Technology	0	590	0	590
Switzerland
Health Care	0	5,082	0	5,082
Industrials	0	351	0	351
Information Technology	0	180	0	180
Taiwan
Information Technology	0	1,752	0	1,752
United Kingdom
Consumer Staples	0	549	0	549
Health Care	0	1,159	0	1,159
Industrials	0	375	0	375
Materials	0	2,314	0	2,314
Utilities	0	693	0	693
United States
Communication Services	372	0	39	411
Consumer Discretionary	1,334	0	0	1,334
Consumer Staples	8,628	0	0	8,628
Energy	1,021	0	0	1,021
Financials	5,462	0	0	5,462
Health Care	9,063	0	0	9,063
Industrials	3,438	0	194	3,632
Information Technology	6,464	0	0	6,464
Materials	145	0	0	145
Utilities	163	0	0	163

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	51

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Corporate Bonds & Notes
Austria
Banking & Finance	$0	$613	$0	$613
Bermuda
Industrials	0	238	0	238
Canada
Industrials	0	441	0	441
Cayman Islands
Banking & Finance	0	24	0	24
Industrials	0	381	0	381
Utilities	0	64	0	64
France
Banking & Finance	0	385	0	385
Hong Kong
Banking & Finance	0	212	0	212
Ireland
Industrials	0	36	0	36
Italy
Banking & Finance	0	383	0	383
Japan
Industrials	0	772	0	772
Liberia
Industrials	0	887	0	887
Luxembourg
Industrials	0	172	0	172
Mexico
Industrials	0	514	0	514
Multinational
Industrials	0	86	0	86
Netherlands
Industrials	0	304	0	304
Peru
Banking & Finance	0	24	0	24
Spain
Industrials	0	179	0	179
Switzerland
Banking & Finance	0	349	0	349
United Kingdom
Banking & Finance	0	2,504	0	2,504
Industrials	0	752	0	752
United States
Banking & Finance	0	257	0	257
Industrials	0	7,573	0	7,573
Utilities	0	3,749	0	3,749
Venezuela
Industrials	0	20	0	20
Virgin Islands (British)
Industrials	0	285	0	285
Non-Agency Mortgage-Backed Securities
United Kingdom	0	1,216	0	1,216
United States	0	7,352	0	7,352
Municipal Bonds & Notes
Illinois	0	21	0	21
Puerto Rico	0	150	0	150
Virginia	0	149	0	149
Preferred Stocks
Brazil
Energy	690	0	0	690
Netherlands
Banking & Finance	0	267	0	267

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Spain
Banking & Finance	$0	$210	$0	$210
United Kingdom
Banking & Finance	0	201	0	201
United States
Industrials	0	149	0	149
Real Estate Investment Trusts
Australia
Real Estate	0	341	0	341
United States
Real Estate	9,060	0	0	9,060
Rights
Luxembourg
Financials	0	0	2	2
Sovereign Issues
Argentina	0	296	0	296
Peru	0	255	0	255
Romania	0	146	0	146
South Africa	0	710	0	710
Turkey	0	315	0	315
Venezuela	0	14	0	14
U.S. Government Agencies
United States	0	16,660	0	16,660
U.S. Treasury Obligations
United States	0	12,664	0	12,664
Warrants
Luxembourg
Financials	0	0	2	2
United States
Information Technology	0	0	1	1
Short-Term Instruments
Repurchase Agreements	0	1,002	0	1,002
Argentina Treasury Bills	0	77	0	77

	$49,416	$116,031	$1,897	$167,344

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$11,603	$0	$0	$11,603

Total Investments	$61,019	$116,031	$1,897	$178,947

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	21	299	0	320
Over the counter	0	345	0	345

	$21	$644	$0	$665

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(10)	(340)	0	(350)
Over the counter	0	(688)	0	(688)

	$(10)	$(1,028)	$0	$(1,038)

Total Financial Derivative Instruments	$11	$(384)	$0	$(373)

Totals	$61,030	$115,647	$1,897	$178,574

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	53

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2022:

Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2022 (1)
Investments in Securities, at Value
Loan Participations and Assignments
Canada	$0	$661	$0	$(1)	$0	$(60)	$0	$0	$600	$(60)
Panama	0	522	(3)	0	0	(51)	0	0	468	(51)
United Kingdom	0	400	(22)	0	0	0	0	0	378	0
United States	2	202	(1)	(1)	0	(67)	0	(3)	132	(69)
Common Stocks
Luxembourg
Financials	0	208	0	0	0	(127)	0	0	81	(127)
United States
Communication Services	133	0	0	0	0	(94)	0	0	39	(94)
Industrials	124	0	0	0	0	70	0	0	194	70
Rights
Luxembourg
Financials	0	0	0	0	0	2	0	0	2	2
Warrants
Luxembourg
Financials	0	54	0	0	(1)	(51)	0	0	2	(51)
United States
Information Technology	$1	$0	$0	$0	$0	$0	$0	$0	$1	$0

Totals	$260	$2,047	$(26)	$(2)	$(1)	$(378)	$0	$(3)	$1,897	$(380)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments
Canada	$600	Third Party Vendor	Broker Quote		92.250	—
Panama	468	Third Party Vendor	Broker Quote		90.000	—
United Kingdom	378	Discounted Cash Flow	Discount Rate		5.136	—
United States	132	Third Party Vendor	Broker Quote		62.500-93.000	92.868
Common Stocks
Luxembourg
Financials	81	Indicative Market Quotation	EBITDA Multiple	X	7.000	—
United States
Communication Services	39	Reference Instrument	Liquidity Discount		10.000	—
Industrials	194	Discounted Cash Flow	Discount Rate		9.500-17.100	9.500
Rights
Luxembourg
Financials	2	Other Valuation Techniques(2)	—		—	—
Warrants
Luxembourg
Financials	1	Indicative Market Quotation	EBITDA Multiple	X	7.000	—

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

Category and Subcategory	Ending Balance at 06/30/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
	$1	Other Valuation Techniques(2)	—		—	—
United States
Information Technology	1	Comparable Companies/Discounted Cash Flow	EBITDA Multiple	X	3.875	—

Total	$1,897

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2022	55

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the PIMCO Dividend and Income Fund (the “Fund”). Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund. Prior to November 1, 2021, PIMCO had engaged Research Affiliates, LLC as the sub-adviser for the equity portion of the Fund and Parametric Portfolio Associates, LLC to implement the investment strategies of the equity portion of the Fund.

The Fund may invest in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Funds, each an affiliated open-end investment company, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and may also invest in other unaffiliated funds and exchange-traded funds (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of

56	PIMCO EQUITY SERIES

June 30, 2022

Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders Distributions  from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP

ANNUAL REPORT	JUNE 30, 2022	57

Notes to Financial Statements (Cont.)

may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

58	PIMCO EQUITY SERIES

June 30, 2022

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Fund as of the date of this report. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

ANNUAL REPORT	JUNE 30, 2022	59

Notes to Financial Statements (Cont.)

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

60	PIMCO EQUITY SERIES

June 30, 2022

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or an Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would

ANNUAL REPORT	JUNE 30, 2022	61

Notes to Financial Statements (Cont.)

accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

62	PIMCO EQUITY SERIES

June 30, 2022

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	JUNE 30, 2022	63

Notes to Financial Statements (Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

64	PIMCO EQUITY SERIES

June 30, 2022

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$1,231	$84,057	$(73,645)	$(33)	$(7)	$11,603	$56	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	JUNE 30, 2022	65

Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

66	PIMCO EQUITY SERIES

June 30, 2022

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the

ANNUAL REPORT	JUNE 30, 2022	67

Notes to Financial Statements (Cont.)

interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of June 30, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

68	PIMCO EQUITY SERIES

June 30, 2022

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments.

ANNUAL REPORT	JUNE 30, 2022	69

Notes to Financial Statements (Cont.)

Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

70	PIMCO EQUITY SERIES

June 30, 2022

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no

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Notes to Financial Statements (Cont.)

additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed

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June 30, 2022

and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon

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Notes to Financial Statements (Cont.)

implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the

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June 30, 2022

Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

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Notes to Financial Statements (Cont.)

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is

76	PIMCO EQUITY SERIES

June 30, 2022

less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘cap,’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘floor,’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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Notes to Financial Statements (Cont.)

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Allocation Risk  is the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Dividend-Oriented Stocks Risk  is the risk that companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income. In addition, equity securities with higher dividend yields may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. The Fund’s use of a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter) exposes the Fund to higher portfolio turnover, increased trading costs, the potential for capital loss, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading and may result in negative tax consequences.

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June 30, 2022

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Interest Rate Risk  is the risk that fixed income securities and dividend-paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies

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Notes to Financial Statements (Cont.)

may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”)

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June 30, 2022

derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund.

Tracking Error Risk  is the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR.

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Notes to Financial Statements (Cont.)

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the

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June 30, 2022

Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified

ANNUAL REPORT	JUNE 30, 2022	83

Notes to Financial Statements (Cont.)

threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the

84	PIMCO EQUITY SERIES

June 30, 2022

possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee(1)	Supervisory and Administrative Fee(2)

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.44%	0.25%	0.35%	0.45%*(3)	0.35%	0.35%

(1)	Effective November 1, 2021, the Fund’s investment advisory fee was reduced by 0.01%.
(2)	Effective November 1, 2021, the Fund’s supervisory and administrative fee was reduced by 0.05% for each class.
(3)

PIMCO has contractually agreed, through October 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

*	This particular share class has been registered with the SEC, but has not yet launched.

ANNUAL REPORT	JUNE 30, 2022	85

Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2022, the Distributor retained $37,743 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse

86	PIMCO EQUITY SERIES

June 30, 2022

the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit; ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at June 30, 2022, were as follows (amounts in thousands†):

Expiring within

12 months	13-24 months	25-36 months	Total

$18	$14	$14	$46

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The Waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, the amount was $13,525.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Fund, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Fund’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through October 31, 2022, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to its proportionate share of the Investment Advisory Fees and Supervisory

ANNUAL REPORT	JUNE 30, 2022	87

Notes to Financial Statements (Cont.)

and Administrative Fees charged by PIMCO to the Underlying Funds in which the Fund invests (the “Underlying Fund Fees”) indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, there were no waived amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$14,165	$1,552

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains,

88	PIMCO EQUITY SERIES

June 30, 2022

including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$308,201	$298,497	$197,757	$228,960

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 06/30/2022		Year Ended 06/30/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	705	$8,804	1,581	$19,056

I-2	868	10,873	366	4,274

Class A	1,504	18,602	3,455	38,735

Class C	375	4,638	201	2,395

Issued as reinvestment of distributions

Institutional Class	71	892	72	851

I-2	35	436	50	580

Class A	272	3,395	300	3,479

Class C	32	395	73	819

Cost of shares redeemed

Institutional Class	(2,216)	(27,101)	(791)	(8,873)

I-2	(887)	(11,108)	(831)	(9,223)

Class A	(1,892)	(23,450)	(2,936)	(32,388)

Class C	(564)	(7,015)	(3,598)	(39,481)

Net increase (decrease) resulting from Fund share transactions	(1,697)	$(20,639)	(2,058)	$(19,776)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor.

ANNUAL REPORT	JUNE 30, 2022	89

Notes to Financial Statements (Cont.)

Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of June 30, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Dividend and Income Fund	$3,023	$0	$(9,975)	$(13)	$(86,198)	$0	$0	$(93,163)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs) and interest accrued on defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains as shown below.

90	PIMCO EQUITY SERIES

June 30, 2022

(5)	Capital losses realized during the period November 1, 2021 through June 30, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through June 30, 2022 and Ordinary losses realized during the period January 1, 2022 through June 30, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Dividend and Income Fund	$63,808	$22,390

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Dividend and Income Fund	$189,688	$12,268	$(22,240)	$(9,972)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs) and interest accrued on defaulted securities.

For the fiscal years ended June 30, 2022 and June 30, 2021, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	June 30, 2022			June 30, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Dividend and Income Fund	$5,925	$0	$0	$6,700	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	JUNE 30, 2022	91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO Dividend and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Dividend and Income Fund (one of the funds constituting PIMCO Equity Series®, referred to hereafter as the “Fund”) as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statement of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

92	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	HUS	HSBC Bank USA N.A.
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FAR	Wells Fargo Bank National Association	SAL	Citigroup Global Markets, Inc.
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
GST	Goldman Sachs International

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	NOK	Norwegian Krone
CAD	Canadian Dollar	PEN	Peruvian New Sol
CLP	Chilean Peso	RUB	Russian Ruble
CNH	Chinese Renminbi (Offshore)	TWD	Taiwanese Dollar
EUR	Euro	USD (or $)	United States Dollar
GBP	British Pound	ZAR	South African Rand
IDR	Indonesian Rupiah

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	LIBOR06M	6 Month USD-LIBOR
CDX.EM	Credit Derivatives Index - Emerging Markets	MUTKCALM	Tokyo Overnight Average Rate
CDX.HY	Credit Derivatives Index - High Yield	PRIME	Daily US Prime Rate
CDX.IG	Credit Derivatives Index - Investment Grade	SOFR	Secured Overnight Financing Rate
CMBX	Commercial Mortgage-Backed Index	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	UKRPI	United Kingdom Retail Prices Index
EUR006M	6 Month EUR Swap Rate	US0001M	ICE 1-Month USD LIBOR
LIBOR01M	1 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBSW	Bank Bill Swap Reference Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	PIK	Payment-in-Kind
CDI	Brazil Interbank Deposit Rate	REIT	Real Estate Investment Trust
EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

ANNUAL REPORT	JUNE 30, 2022	93

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Dividend and Income Fund	31%	87%	$2,330	$0	$1,574

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the Fund below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the Fund as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Dividend and Income Fund	3%

94	PIMCO EQUITY SERIES

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the six month period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the fiscal period ended June 30, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Dividend and Income Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.0102	$0.0000	$0.0000	$0.0102

June 2022	$0.0684	$0.0000	$0.0000	$0.0684

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.0096	$0.0000	$0.0000	$0.0096

June 2022	$0.0702	$0.0000	$0.0000	$0.0702

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.0037	$0.0000	$0.0000	$0.0037

June 2022	$0.0626	$0.0000	$0.0000	$0.0626

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0400	$0.0000	$0.0000	$0.0400

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	JUNE 30, 2022	95

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2022.
[1]	Ms. Stafford is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

96	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

ANNUAL REPORT	JUNE 30, 2022	97

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of August 25, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

98	PIMCO EQUITY SERIES

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	JUNE 30, 2022	99

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

100	PIMCO EQUITY SERIES

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Equity Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022 the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

ANNUAL REPORT	JUNE 30, 2022	101

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PES3001AR_063022

PIMCO EQUITY SERIES®

Annual Report

June 30, 2022

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, third quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 2.3%. Economic activity accelerated during the fourth quarter, as GDP growth was 6.9%. However, the U.S. economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on July 27, 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its September 2022 meeting. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.45% on June 30, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -7.91%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.75%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -12.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -19.25%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -19.28%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -10.62%. Global equities, as represented by the MSCI World Index, returned -14.34%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -25.28%. Meanwhile, Japanese equities, as

2	PIMCO EQUITY SERIES

represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -6.54%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $75 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. In terms of other commodities prices, copper declined, whereas gold rose during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.59%, 11.95% and 18.13% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (each, a “Fund” and collectively, the “Funds”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

PIMCO RAE Global ex-US Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the PIMCO RAE Global ex-US Fund invests substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

4	PIMCO EQUITY SERIES

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions and other similar measures may be imposed by the United States and/or other countries. Other similar measures may include, but are not limited to, banning Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia. Such sanctions and other similar measures — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited, securities markets close, or market participants cease transacting in certain investments in light of geopolitical events, sanctions or related considerations), which could render any such securities held by a Fund unmarketable for an indefinite period of time and/or cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. In addition, such sanctions or other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble.

Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia’s economy and Russian issuers of securities in which a Fund invests. Such resulting actual or threatened responses may include, but are not limited to, purchasing and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of

ANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the Funds	(Cont.)

nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices, and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals or timber industries.

Russia has attempted, and may attempt in the future, to assert its influence in the region through economic or military measures. For example, in February 2022, Russia launched a large-scale invasion of Ukraine. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact a Fund.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Diversification Status
PIMCO RAE Emerging Markets Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE Global ex-US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE International Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Small Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The

6	PIMCO EQUITY SERIES

Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and

ANNUAL REPORT	|	JUNE 30, 2022	7

Important Information About the Funds	(Cont.)

valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

8	PIMCO EQUITY SERIES

PIMCO RAE Emerging Markets Fund

Cumulative Returns Through June 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Emerging Markets Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in investments that are economically tied to emerging market countries. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Portfolio”) through investment in the securities that comprise the RAE Emerging Markets Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2022*

	1 Year	5 Years	10 Years	Fund Inception (05/31/06)
PIMCO RAE Emerging Markets Fund Institutional Class	(19.72)%	2.27%	3.27%	5.07%
PIMCO RAE Emerging Markets Fund I-2	(19.78)%	2.14%	3.18%	5.02%
PIMCO RAE Emerging Markets Fund Class A	(19.97)%	1.91%	3.02%	4.92%
PIMCO RAE Emerging Markets Fund Class A (adjusted)	(22.96)%	1.13%	2.63%	4.68%
MSCI Emerging Markets Value Index±	(18.59)%	1.25%	1.46%	3.66%
MSCI Emerging Markets Index±±ª	(25.28)%	2.18%	3.06%	4.23%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI Emerging Markets Index.

± The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on May 31, 2006 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.78% for Institutional Class shares, 0.88% for I-2 shares and 1.13% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

ANNUAL REPORT	|	JUNE 30, 2022	9

Institutional Class - PEIFX	I-2 - PEPFX	Class A - PEAFX

Geographic Breakdown as of June 30, 2022†§

China	17.7%
South Korea	12.7%
Brazil	11.8%
India	10.0%
Thailand	9.1%
Taiwan	7.4%
South Africa	7.3%
Mexico	6.0%
Turkey	3.8%
Short-Term Instruments	3.6%
Hong Kong	3.3%
Indonesia	2.6%
Malaysia	1.3%
Poland	1.0%
Other	2.4%

† % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to, and security selection in, the information technology sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the communication services sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the financials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Security selection in the materials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to, and security selection in, the consumer staples sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

10	PIMCO EQUITY SERIES

PIMCO RAE Global ex-US Fund

Cumulative Returns Through June 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global ex-US Fund seeks long-term capital appreciation by investing, under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE International Fund (“International Fund”) and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (together, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”), and (ii) securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE Global ex-US Fund Institutional Class	(15.58)%	1.73%	2.45%
PIMCO RAE Global ex-US Fund I-2	(15.57)%	1.68%	2.37%
PIMCO RAE Global ex-US Fund Class A	(15.87)%	1.38%	2.10%
PIMCO RAE Global ex-US Fund Class A (adjusted)	(19.04)%	0.60%	1.55%
MSCI All Country World ex US Value Index±	(12.77)%	1.23%	1.51%
MSCI All Country World ex US Index±±ª	(19.42)%	2.50%	2.72%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI All Country World ex US Index.

± The MSCI All Country World ex US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of developed and emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World ex US Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 1.12% for Institutional Class shares, 1.22% for I-2 shares and 1.47% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

ANNUAL REPORT	|	JUNE 30, 2022	11

Institutional Class - PZRIX	I-2 - PZRPX	Class A - PZRAX

Top Holdings as of June 30, 2022†§

PIMCO RAE International Fund	76.3%
PIMCO RAE Emerging Markets Fund	23.5%

† % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the information technology sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the communication services sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the utilities sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to the materials sector detracted from relative returns, as the sector underperformed the benchmark index.

»	Security selection in the industrials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to the energy sector detracted from relative returns, as the sector outperformed the benchmark index.

12	PIMCO EQUITY SERIES

PIMCO RAE International Fund

Cumulative Returns Through June 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE International Fund seeks long-term capital appreciation under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries (“RAE International Portfolio”) through investment in the securities that comprise the RAE International Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE International Fund Institutional Class	(14.14)%	1.67%	2.27%
PIMCO RAE International Fund I-2	(14.25)%	1.59%	2.18%
PIMCO RAE International Fund Class A	(14.41)%	1.33%	1.92%
PIMCO RAE International Fund Class A (adjusted)	(17.61)%	0.55%	1.37%
MSCI EAFE Value Index±	(11.95)%	0.52%	0.94%
MSCI EAFE Index±±ª	(17.77)%	2.20%	2.50%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI EAFE Index.

± The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across a group of developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.52% for Institutional Class shares, 0.62% for I-2 shares and 0.87% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

ANNUAL REPORT	|	JUNE 30, 2022	13

Institutional Class - PPYIX	I-2 - PPYPX	Class A - PPYAX

Geographic Breakdown as of June 30, 2022†§

Japan	29.9%
United Kingdom	12.8%
Switzerland	7.1%
Australia	6.2%
Netherlands	6.2%
Spain	5.9%
Short-Term Instruments	5.5%
France	4.8%
Canada	4.8%
Germany	3.6%
Italy	3.2%
Hong Kong	2.5%
Israel	1.5%
Finland	1.3%
Other	4.7%

† % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the utilities sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the financials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the communication services sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the industrials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to, and security selection in, the health care sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

14	PIMCO EQUITY SERIES

PIMCO RAE US Fund

Cumulative Returns Through June 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. companies (“RAE US Portfolio”) through investment in the securities that comprise the RAE US Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2022*

	1 Year	5 Years	10 Years	Fund Inception (12/22/04)
PIMCO RAE US Fund Institutional Class	(7.16)%	8.56%	11.19%	8.14%
PIMCO RAE US Fund I-2	(7.25)%	8.45%	11.11%	8.10%
PIMCO RAE US Fund Class A	(7.54)%	8.11%	10.87%	7.97%
PIMCO RAE US Fund Class A (adjusted)	(11.03)%	7.29%	10.46%	7.74%
Russell 1000® Value Index±	(6.82)%	7.17%	10.50%	7.20%
S&P 500 Index±±ª	(10.62)%	11.31%	12.96%	8.89%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future

♦ Average annual total return since 12/31/2004.

ª Prior to 2/28/2019, the fund’s primary benchmark was the S&P 500 Index.

± The Russell 1000® Value Index measures the performance of large and midcapitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on December 22, 2004 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.41% for Institutional Class shares, 0.51% for I-2 shares and 0.81% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

ANNUAL REPORT	|	JUNE 30, 2022	15

Institutional Class - PKAIX	I-2 - PKAPX	Class A - PKAAX

Sector Breakdown as of June 30, 2022†§

Health Care	22.2%
Information Technology	20.8%
Energy	15.6%
Financials	10.6%
Consumer Discretionary	7.9%
Utilities	7.1%
Consumer Staples	6.6%
Industrials	5.2%
Real Estate	1.4%
Communication Services	1.1%
Short-Term Instruments	0.9%
Materials	0.6%

† % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and security selection in, the health care sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to the communication services sector contributed to relative returns, as the sectors underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to, and security selection in, the consumer staples sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the industrials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

16	PIMCO EQUITY SERIES

PIMCO RAE US Small Fund

Cumulative Returns Through June 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Small Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of small companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of small U.S. companies (“RAE US Small Portfolio”) through investment in the securities that comprise the RAE US Small Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2022*

	1 Year	5 Years	10 Years	Fund Inception (09/29/05)
PIMCO RAE US Small Fund Institutional Class	(13.65)%	9.07%	11.65%	8.60%
PIMCO RAE US Small Fund I-2	(13.68)%	8.98%	11.57%	8.55%
PIMCO RAE US Small Fund Class A	(13.98)%	8.64%	11.33%	8.41%
PIMCO RAE US Small Fund Class A (adjusted)	(17.21)%	7.81%	10.90%	8.17%
Russell 2000® Value Index±	(16.28)%	4.89%	9.05%	6.61%
Russell 2000® Index±±ª	(25.20)%	5.17%	9.35%	7.19%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future

♦ Average annual total return since 9/30/2005.

ª Prior to 2/28/2019, the fund’s primary benchmark was the Russell 2000® Index.

± The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

±± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on September 29, 2005 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 0.53% for Institutional Class shares, 0.63% for I-2 shares and 0.93% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

ANNUAL REPORT	|	JUNE 30, 2022	17

Institutional Class - PMJIX	I-2 - PMJPX	Class A - PMJAX

Sector Breakdown as of June 30, 2022†§

Energy	16.8%
Consumer Discretionary	13.3%
Real Estate	13.2%
Information Technology	9.1%
Financials	8.7%
Industrials	8.4%
Health Care	8.2%
Short-Term Instruments	6.6%
Consumer Staples	6.0%
Materials	4.5%
Utilities	4.3%
Communication Services	0.9%

† % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and security selection in, the health care sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the materials sector contributed to relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the real estate sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Security selection in the consumer staples sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

18	PIMCO EQUITY SERIES

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Emerging Markets Fund
Institutional Class	$1,000.00	$833.30	$3.42	$1,000.00	$1,020.79	$3.77	0.76%
I-2	1,000.00	832.50	3.86	1,000.00	1,020.30	4.26	0.86
Class A	1,000.00	831.70	4.99	1,000.00	1,019.08	5.50	1.11

PIMCO RAE Global ex-US Fund
Institutional Class	$1,000.00	$863.30	$0.05	$1,000.00	$1,024.47	$0.05	0.01%
I-2	1,000.00	863.60	0.50	1,000.00	1,023.98	0.55	0.11
Class A	1,000.00	862.00	1.64	1,000.00	1,022.76	1.79	0.36

PIMCO RAE International Fund
Institutional Class	$1,000.00	$873.80	$2.34	$1,000.00	$1,022.02	$2.53	0.51%
I-2	1,000.00	873.30	2.80	1,000.00	1,021.53	3.02	0.61
Class A	1,000.00	872.50	3.95	1,000.00	1,020.30	4.26	0.86

PIMCO RAE US Fund
Institutional Class	$1,000.00	$873.50	$1.88	$1,000.00	$1,022.51	$2.03	0.41%
I-2	1,000.00	873.30	2.34	1,000.00	1,022.02	2.53	0.51
Class A	1,000.00	872.10	3.72	1,000.00	1,020.55	4.01	0.81

ANNUAL REPORT	|	JUNE 30, 2022	19

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE US Small Fund
Institutional Class	$1,000.00	$883.50	$2.36	$1,000.00	$1,022.02	$2.53	0.51%
I-2	1,000.00	884.30	2.82	1,000.00	1,021.53	3.02	0.61
Class A	1,000.00	882.00	4.20	1,000.00	1,020.06	4.51	0.91

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

20	PIMCO EQUITY SERIES

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ANNUAL REPORT	|	JUNE 30, 2022	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Emerging Markets Fund
Institutional Class

06/30/2022	$12.02	$0.55	$(2.76)	$(2.21)	$(0.96)	$0.00	$0.00	$(0.96)

06/30/2021	7.83	0.27	4.09	4.36	(0.17)	0.00	0.00	(0.17)

06/30/2020	9.92	0.24	(2.06)	(1.82)	(0.24)	(0.03)	0.00	(0.27)

06/30/2019	10.74	0.29	(0.11)	0.18	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.83	0.25	0.59	0.84	(0.19)	(0.74)	0.00	(0.93)
I-2

06/30/2022	11.97	0.50	(2.71)	(2.21)	(0.96)	0.00	0.00	(0.96)

06/30/2021	7.80	0.30	4.03	4.33	(0.16)	0.00	0.00	(0.16)

06/30/2020	9.86	0.32	(2.16)	(1.84)	(0.19)	(0.03)	0.00	(0.22)

06/30/2019	10.68	0.29	(0.11)	0.18	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.79	0.24	0.57	0.81	(0.18)	(0.74)	0.00	(0.92)
Class A

06/30/2022	11.86	0.47	(2.68)	(2.21)	(0.95)	0.00	0.00	(0.95)

06/30/2021	7.75	0.23	4.03	4.26	(0.15)	0.00	0.00	(0.15)

06/30/2020	9.84	0.23	(2.07)	(1.84)	(0.22)	(0.03)	0.00	(0.25)

06/30/2019	10.68	0.25	(0.09)	0.16	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.81	0.21	0.59	0.80	(0.19)	(0.74)	0.00	(0.93)

PIMCO RAE Global ex-US Fund
Institutional Class

06/30/2022	$11.65	$1.15	$(2.80)	$(1.65)	$(1.22)	$0.00	$0.00	$(1.22)

06/30/2021	8.20	0.21	3.45	3.66	(0.21)	0.00	0.00	(0.21)

06/30/2020	10.23	0.38	(1.76)	(1.38)	(0.37)	(0.28)	0.00	(0.65)

06/30/2019	10.68	0.32	(0.51)	(0.19)	(0.26)	0.00	0.00	(0.26)

06/30/2018	10.49	0.38	0.28	0.66	(0.42)	0.00	(0.05)	(0.47)
I-2

06/30/2022	11.67	1.39	(3.04)	(1.65)	(1.22)	0.00	0.00	(1.22)

06/30/2021	8.18	0.02	3.63	3.65	(0.16)	0.00	0.00	(0.16)

06/30/2020	10.20	0.30	(1.68)	(1.38)	(0.36)	(0.28)	0.00	(0.64)

06/30/2019	10.65	0.26	(0.46)	(0.20)	(0.25)	0.00	0.00	(0.25)

06/30/2018	10.47	0.29	0.35	0.64	(0.41)	0.00	(0.05)	(0.46)
Class A

06/30/2022	11.48	1.08	(2.74)	(1.66)	(1.20)	0.00	0.00	(1.20)

06/30/2021	8.10	0.18	3.39	3.57	(0.19)	0.00	0.00	(0.19)

06/30/2020	10.14	0.41	(1.81)	(1.40)	(0.36)	(0.28)	0.00	(0.64)

06/30/2019	10.61	0.23	(0.46)	(0.23)	(0.24)	0.00	0.00	(0.24)

06/30/2018	10.44	0.24	0.38	0.62	(0.40)	0.00	(0.05)	(0.45)

PIMCO RAE International Fund
Institutional Class

06/30/2022	$11.23	$0.36	$(1.69)	$(1.33)	$(0.46)	$(1.89)	$0.00	$(2.35)

06/30/2021	8.11	0.27	3.08	3.35	(0.23)	0.00	0.00	(0.23)

06/30/2020	9.74	0.23	(1.45)	(1.22)	(0.41)	0.00	0.00	(0.41)

06/30/2019	10.60	0.34	(0.68)	(0.34)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.27	0.33	0.29	0.62	(0.28)	(0.01)	0.00	(0.29)
I-2

06/30/2022	11.17	0.35	(1.69)	(1.34)	(0.43)	(1.89)	0.00	(2.32)

06/30/2021	8.07	0.40	2.92	3.32	(0.22)	0.00	0.00	(0.22)

06/30/2020	9.71	0.21	(1.43)	(1.22)	(0.42)	0.00	0.00	(0.42)

06/30/2019	10.57	0.30	(0.64)	(0.34)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.24	0.26	0.35	0.61	(0.27)	(0.01)	0.00	(0.28)
Class A

06/30/2022	11.06	0.32	(1.66)	(1.34)	(0.44)	(1.89)	0.00	(2.33)

06/30/2021	8.01	0.30	2.96	3.26	(0.21)	0.00	0.00	(0.21)

06/30/2020	9.64	0.18	(1.41)	(1.23)	(0.40)	0.00	0.00	(0.40)

06/30/2019	10.53	0.30	(0.67)	(0.37)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.24	0.37	0.21	0.58	(0.28)	(0.01)	0.00	(0.29)

22	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Assets Value End of Year(a)	Total Return(d)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$8.85	(19.72)%	$1,247,735	0.76%		0.77%		0.75%		0.76%		5.13%	109%

12.02	56.09	1,716,375	0.79	(f)	0.85	(f)	0.78	(f)	0.84	(f)	2.66	79

7.83	(18.91)	1,184,716	0.76		0.97		0.75		0.96		2.70	56

9.92	2.40	2,632,982	0.75		0.96		0.75		0.96		2.94	25

10.74	7.50	1,848,953	0.76		0.97		0.76		0.97		2.13	28

8.80	(19.78)	69,156	0.86		0.87		0.85		0.86		4.73	109

11.97	55.95	59,609	0.89	(g)	0.95	(g)	0.88	(g)	0.94	(g)	2.71	79

7.80	(19.13)	3,070	0.86		1.07		0.85		1.06		3.58	56

9.86	2.42	16,263	0.85		1.06		0.85		1.06		2.93	25

10.68	7.26	17,486	0.86		1.07		0.86		1.07		2.07	28

8.70	(19.97)	12,611	1.11		1.12		1.10		1.11		4.43	109

11.86	55.42	15,798	1.14	(g)	1.20	(g)	1.13	(g)	1.19	(g)	2.24	79

7.75	(19.27)	7,628	1.11		1.32		1.10		1.31		2.61	56

9.84	2.21	16,198	1.10		1.31		1.10		1.31		2.52	25

10.68	7.08	7,350	1.11		1.32		1.11		1.32		1.76	28

$8.78	(15.58)%	$69,094	0.00%		0.56%		0.00%		0.56%		10.87%	7%

11.65	44.96	80,502	0.02	(h)	0.63	(h)	0.02	(h)	0.63	(h)	2.08	18

8.20	(14.73)	53,191	0.02		0.78		0.01		0.77		4.03	34

10.23	(1.50)	75,630	0.00		0.76		0.00		0.76		3.13	17

10.68	6.01	75,994	0.00		0.77		0.00		0.77		3.36	9

8.80	(15.57)	307	0.10		0.66		0.10		0.66		13.36	7

11.67	44.90	154	0.12	(f)	0.73	(f)	0.12	(f)	0.73	(f)	0.18	18

8.18	(14.74)	67	0.12		0.88		0.11		0.87		3.14	34

10.20	(1.60)	428	0.10		0.86		0.10		0.86		2.50	17

10.65	5.88	900	0.10		0.87		0.10		0.87		2.58	9

8.62	(15.87)	9,334	0.35		0.91		0.35		0.91		10.37	7

11.48	44.43	11,523	0.37	(f)	0.98	(f)	0.37	(f)	0.98	(f)	1.88	18

8.10	(15.01)	11,252	0.37		1.13		0.36		1.12		4.66	34

10.14	(1.90)	2,035	0.35		1.11		0.35		1.11		2.32	17

10.61	5.69	1,531	0.35		1.12		0.35		1.12		2.14	9

$7.55	(14.14)%	$503,685	0.51%		0.52%		0.50%		0.51%		3.77%	58%

11.23	41.64	1,025,896	0.51	(i)	0.55	(i)	0.51	(i)	0.55	(i)	2.79	87

8.11	(13.27)	756,178	0.51		0.62		0.50		0.61		2.65	93

9.74	(2.72)	547,007	0.50		0.61		0.50		0.61		3.41	41

10.60	5.88	543,875	0.51		0.62		0.51		0.62		3.04	47

7.51	(14.25)	11,264	0.61		0.62		0.60		0.61		3.44	58

11.17	41.51	25,494	0.61	(j)	0.65	(j)	0.61	(j)	0.65	(j)	3.66	87

8.07	(13.40)	841	0.61		0.72		0.60		0.71		2.39	93

9.71	(2.73)	832	0.60		0.71		0.60		0.71		3.02	41

10.57	5.84	1,994	0.61		0.72		0.61		0.72		2.33	47

7.39	(14.41)	21,550	0.86		0.87		0.85		0.86		3.49	58

11.06	41.10	25,298	0.86	(j)	0.90	(j)	0.86	(j)	0.90	(j)	2.87	87

8.01	(13.57)	3,258	0.86		0.97		0.85		0.96		2.05	93

9.64	(3.03)	5,072	0.85		0.96		0.85		0.96		3.06	41

10.53	5.53	5,007	0.86		0.97		0.86		0.97		3.34	47

ANNUAL REPORT	|	JUNE 30, 2022	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE US Fund
Institutional Class

06/30/2022	$14.03	$0.26	$(1.13)	$(0.87)	$(0.17)	$(1.18)	$0.00	$(1.35)

06/30/2021	9.72	0.25	4.44	4.69	(0.28)	(0.10)	0.00	(0.38)

06/30/2020	11.09	0.28	(1.08)	(0.80)	(0.32)	(0.25)	0.00	(0.57)

06/30/2019	11.30	0.26	0.20	0.46	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.57	0.23	1.16	1.39	(0.22)	(0.44)	0.00	(0.66)
I-2

06/30/2022	13.94	0.25	(1.13)	(0.88)	(0.16)	(1.18)	0.00	(1.34)

06/30/2021	9.67	0.23	4.41	4.64	(0.27)	(0.10)	0.00	(0.37)

06/30/2020	11.04	0.27	(1.08)	(0.81)	(0.31)	(0.25)	0.00	(0.56)

06/30/2019	11.26	0.25	0.20	0.45	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.54	0.22	1.15	1.37	(0.21)	(0.44)	0.00	(0.65)
Class A

06/30/2022	13.75	0.21	(1.11)	(0.90)	(0.15)	(1.18)	0.00	(1.33)

06/30/2021	9.55	0.19	4.37	4.56	(0.26)	(0.10)	0.00	(0.36)

06/30/2020	10.93	0.23	(1.07)	(0.84)	(0.29)	(0.25)	0.00	(0.54)

06/30/2019	11.19	0.22	0.19	0.41	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.50	0.18	1.15	1.33	(0.20)	(0.44)	0.00	(0.64)

PIMCO RAE US Small Fund
Institutional Class

06/30/2022	$15.90	$0.15	$(1.62)	$(1.47)	$(0.20)	$(5.96)	$0.00	$(6.16)

06/30/2021	8.80	0.09	8.05	8.14	(0.17)	(0.87)	0.00	(1.04)

06/30/2020	10.72	0.14	(1.88)	(1.74)	(0.18)	0.00	0.00	(0.18)

06/30/2019	12.33	0.17	(1.05)	(0.88)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.10	0.15	1.63	1.78	(0.17)	(0.38)	0.00	(0.55)
I-2

06/30/2022	15.80	0.15	(1.61)	(1.46)	(0.20)	(5.96)	0.00	(6.16)

06/30/2021	8.76	0.02	8.06	8.08	(0.17)	(0.87)	0.00	(1.04)

06/30/2020	10.67	0.16	(1.90)	(1.74)	(0.17)	0.00	0.00	(0.17)

06/30/2019	12.29	0.15	(1.04)	(0.89)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.07	0.14	1.62	1.76	(0.16)	(0.38)	0.00	(0.54)
Class A

06/30/2022	15.62	0.12	(1.60)	(1.48)	(0.18)	(5.96)	0.00	(6.14)

06/30/2021	8.68	(0.04)	8.01	7.97	(0.16)	(0.87)	0.00	(1.03)

06/30/2020	10.60	0.12	(1.89)	(1.77)	(0.15)	0.00	0.00	(0.15)

06/30/2019	12.24	0.12	(1.03)	(0.91)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.05	0.09	1.62	1.71	(0.14)	(0.38)	0.00	(0.52)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.25%.
(g)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.35%.
(h)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.15%.
(i)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.20%.
(j)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(k)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.15%.
(l)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.25%.

24	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Assets Value End of Year(a)	Total Return(d)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$11.81	(7.16)%	$778,671	0.40%		0.41%		0.40%		0.41%		1.94%	69%

14.03	48.99	915,231	0.40	(k)	0.44	(k)	0.40	(k)	0.44	(k)	2.06	54

9.72	(8.03)	578,588	0.41		0.52		0.40		0.51		2.60	34

11.09	4.66	745,741	0.40		0.51		0.40		0.51		2.39	32

11.30	13.22	771,581	0.41		0.52		0.41		0.52		2.06	44

11.72	(7.25)	44,350	0.50		0.51		0.50		0.51		1.87	69

13.94	48.77	39,056	0.50	(l)	0.54	(l)	0.50	(l)	0.54	(l)	1.92	54

9.67	(8.08)	16,970	0.51		0.62		0.50		0.61		2.51	34

11.04	4.58	14,257	0.50		0.61		0.50		0.61		2.25	32

11.26	13.10	7,265	0.51		0.62		0.51		0.62		1.96	44

11.52	(7.54)	15,623	0.80		0.81		0.80		0.81		1.57	69

13.75	48.44	12,212	0.80	(j)	0.84	(j)	0.80	(j)	0.84	(j)	1.65	54

9.55	(8.41)	7,432	0.81		0.92		0.80		0.91		2.21	34

10.93	4.24	8,197	0.80		0.91		0.80		0.91		2.03	32

11.19	12.73	6,973	0.81		0.92		0.81		0.92		1.65	44

$8.27	(13.65)%	$274,652	0.50%		0.51%		0.50%		0.51%		1.33%	131%

15.90	97.65	331,165	0.53	(k)	0.56	(k)	0.51	(k)	0.54	(k)	0.79	118

8.80	(16.64)	288,592	0.53		0.63		0.52		0.62		1.50	202

10.72	(6.74)	119,223	0.51		0.62		0.51		0.62		1.52	64

12.33	16.37	128,985	0.50		0.62		0.50		0.62		1.30	30

8.18	(13.68)	47,933	0.60		0.61		0.60		0.61		1.39	131

15.80	97.30	6,427	0.63	(l)	0.66	(l)	0.61	(l)	0.64	(l)	0.17	118

8.76	(16.67)	883	0.63		0.73		0.62		0.72		1.53	202

10.67	(6.85)	2,565	0.61		0.72		0.61		0.72		1.34	64

12.29	16.27	4,366	0.60		0.72		0.60		0.72		1.19	30

8.00	(13.98)	73,766	0.90		0.91		0.90		0.91		1.11	131

15.62	96.82	46,113	0.93	(j)	0.96	(j)	0.91	(j)	0.94	(j)	(0.27)	118

8.68	(16.99)	3,900	0.93		1.03		0.92		1.02		1.22	202

10.60	(7.05)	4,023	0.91		1.02		0.91		1.02		1.07	64

12.24	15.83	4,875	0.90		1.02		0.90		1.02		0.82	30

ANNUAL REPORT	|	JUNE 30, 2022	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Assets:

Investments, at value
Investments in securities*^	$1,319,662	$124	$533,288	$840,010	$396,758
Investments in Affiliates	40,679	78,627	28,070	1,291	24,394
Cash	108	1	1	25	1
Foreign currency, at value	3,002	0	0	1	0
Receivable for investments sold	0	0	0	0	1
Receivable for Fund shares sold	407	4	197	87	1,347
Interest and/or dividends receivable	11,455	0	4,620	1,144	696
Reimbursement receivable from PIMCO	11	39	9	15	3
Other assets	9	0	24	0	0
Total Assets	1,375,333	78,795	566,209	842,573	423,200

Liabilities:
Payable for investments purchased	$3,841	$0	$98	$2,250	$1,266
Payable upon return of securities loaned	40,787	0	28,070	1,291	24,394
Payable for Fund shares redeemed	329	20	554	66	975
Overdraft due to custodian	0	0	729	0	0
Accrued investment advisory fees	576	27	151	196	129
Accrued supervisory and administrative fees	295	11	103	123	69
Accrued servicing fees	3	2	5	3	16
Total Liabilities	45,831	60	29,710	3,929	26,849

Net Assets	$1,329,502	$78,735	$536,499	$838,644	$396,351

Net Assets Consist of:

Paid in capital	$1,610,210	$90,686	$534,432	$644,873	$368,313
Distributable earnings (accumulated loss)	(280,708)	(11,951)	2,067	193,771	28,038

Net Assets	$1,329,502	$78,735	$536,499	$838,644	$396,351

Cost of investments in securities	$1,398,368	$124	$479,143	$690,713	$359,619
Cost of investments in Affiliates	$40,679	$93,061	$28,070	$1,291	$24,394
Cost of foreign currency held	$2,726	$0	$0	$0	$0

* Includes repurchase agreements of:	$8,387	$124	$2,759	$6,464	$3,245

^ Includes securities on loan of:	$37,165	$0	$26,710	$1,263	$23,902

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Net Assets:

Institutional Class	$1,247,735	$69,094	$503,685	$778,671	$274,652
I-2	69,156	307	11,264	44,350	47,933
Class A	12,611	9,334	21,550	15,623	73,766

Shares Issued and Outstanding:

Institutional Class	140,975	7,867	66,738	65,958	33,202
I-2	7,859	35	1,499	3,785	5,861
Class A	1,449	1,082	2,917	1,357	9,222

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.85	$8.78	$7.55	$11.81	$8.27
I-2	8.80	8.80	7.51	11.72	8.18
Class A	8.70	8.62	7.39	11.52	8.00

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	JUNE 30, 2022	27

Statements of Operations

Year Ended June 30, 2022
(Amounts in thousands†)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Investment Income:

Interest	$5	$0	$1	$2	$8
Dividends, net of foreign taxes*	73,320	0	33,425	26,279	6,733
Dividends from Investments in Affiliates	0	9,932	0	0	0
Securities lending income	1,130	0	1,197	10	48
Total Income	74,455	9,932	34,623	26,291	6,789

Expenses:

Investment advisory fees	6,344	366	2,432	2,803	1,260
Supervisory and administrative fees	3,259	149	1,667	1,743	663
Distribution and/or servicing fees - Class A	39	29	61	34	164
Trustee fees	91	6	62	73	24
Interest expense	159	0	45	6	15
Miscellaneous expense	62	5	40	55	18
Total Expenses	9,954	555	4,307	4,714	2,144
Waiver and/or Reimbursement by PIMCO	(91)	(510)	(63)	(73)	(25)
Net Expenses	9,863	45	4,244	4,641	2,119

Net Investment Income (Loss)	64,592	9,887	30,379	21,650	4,670

Net Realized Gain (Loss):

Investments in securities**	317,322	0	140,708	82,856	96,742
Investments in Affiliates	0	(1,589)	0	0	0
Net capital gain distributions received from Affiliate investments	0	7,649	0	0	0
Over the counter financial derivative instruments	10	0	(11)	0	0
Foreign currency	(5,600)	0	(288)	0	0

Net Realized Gain (Loss)	311,732	6,060	140,409	82,856	96,742

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(680,317)	0	(278,026)	(167,813)	(165,626)
Investments in Affiliates	0	(30,683)	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0	0
Foreign currency assets and liabilities	(44)	0	(267)	0	0

Net Change in Unrealized Appreciation (Depreciation)	(680,361)	(30,683)	(278,293)	(167,813)	(165,626)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(304,037)	$(14,736)	$(107,505)	$(63,307)	$(64,214)

* Foreign tax withholdings - Dividends	$10,330	$0	$3,160	$0	$2

** Net of foreign capital gains tax, if applicable	$12,767	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO EQUITY SERIES	See Accompanying Notes

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	JUNE 30, 2022	29

Statements of Changes in Net Assets

	PIMCO RAE Emerging Markets Fund		PIMCO RAE Global ex-US Fund		PIMCO RAE International Fund

(Amounts in thousands†)	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$64,592	$41,044	$9,887	$1,632	$30,379	$29,973
Net realized gain (loss)	311,732	110,629	6,060	197	140,409	132,658
Net change in unrealized appreciation (depreciation)	(680,361)	555,371	(30,683)	26,859	(278,293)	215,761

Net Increase (Decrease) in Net Assets Resulting from Operations	(304,037)	707,044	(14,736)	28,688	(107,505)	378,392

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(65,718)	(27,290)	(8,675)	(1,351)	(159,212)	(24,393)
I-2	(5,877)	(44)	(42)	0	(3,032)	(20)
Class A	(1,405)	(166)	(1,283)	(249)	(5,107)	(87)

Total Distributions(a)	(73,000)	(27,500)	(10,000)	(1,600)	(167,351)	(24,500)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(85,243)	(83,176)	11,292	581	(265,333)	(37,481)

Total Increase (Decrease) in Net Assets	(462,280)	596,368	(13,444)	27,669	(540,189)	316,411

Net Assets:

Beginning of year	1,791,782	1,195,414	92,179	64,510	1,076,688	760,277
End of year	$1,329,502	$1,791,782	$78,735	$92,179	$536,499	$1,076,688

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO RAE US Fund		PIMCO RAE US Small Fund

Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021

$21,650	$16,707	$4,670	$3,509
82,856	84,181	96,742	193,954
(167,813)	216,736	(165,626)	129,472

(63,307)	317,624	(64,214)	326,935

(114,851)	(24,300)	(91,057)	(47,735)
(3,541)	(633)	(10,276)	(91)
(1,233)	(247)	(30,767)	(476)

(119,625)	(25,180)	(132,100)	(48,302)

55,077	71,065	208,960	(188,303)

(127,855)	363,509	12,646	90,330

966,499	602,990	383,705	293,375
$838,644	$966,499	$396,351	$383,705

ANNUAL REPORT	|	JUNE 30, 2022	31

Schedule of Investments	PIMCO RAE Emerging Markets Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.2%

COMMON STOCKS 93.9%

BRAZIL 7.8%

COMMUNICATION SERVICES 0.5%

Telefonica Brasil SA	764,345	$6,873

CONSUMER DISCRETIONARY 0.7%

Vibra Energia SA	2,797,037	8,931

CONSUMER STAPLES 0.2%

Ambev SA	178,300	457

BRF SA (b)	177,300	460

JBS SA	234,475	1,415

		2,332

ENERGY 0.4%

Ultrapar Participacoes SA	2,383,365	5,606

FINANCIALS 3.7%

Banco do Brasil SA	6,195,040	39,513

Banco Santander Brasil SA	567,950	3,126

IRB Brasil Resseguros SA	8,652,335	3,356

Porto Seguro SA	479,500	1,627

XP, Inc. (b)	47,014	846

XP, Inc. ‘A’ (b)	34,832	626

		49,094

INDUSTRIALS 0.7%

CCR SA	78,500	188

Embraer SA (b)	4,086,385	8,932

		9,120

INFORMATION TECHNOLOGY 1.2%

Cielo SA	22,485,145	16,112

MATERIALS 0.2%

Vale SA	158,284	2,316

UTILITIES 0.2%

Cia de Saneamento Basico do Estado de Sao Paulo	97,255	784

Cia Paranaense de Energia	185,600	1,186

EDP - Energias do Brasil SA	325,700	1,276

		3,246

Total Brazil		103,630

CHILE 0.5%

CONSUMER DISCRETIONARY 0.0%

Falabella SA	169,354	397

CONSUMER STAPLES 0.2%

Cencosud SA	1,314,876	1,673

Cia Cervecerias Unidas SA	216,104	1,366

		3,039

FINANCIALS 0.1%

Banco de Chile	4,522,387	412

Banco Santander Chile	14,637,395	591

		1,003

	SHARES	MARKET VALUE (000S)
UTILITIES 0.2%

Aguas Andinas SA	2,416,507	$389

Colbun SA	1,590,142	110

Enel Chile SA	61,335,867	1,387

Engie Energia Chile SA	743,547	289

		2,175

Total Chile		6,614

CHINA 18.1%

CONSUMER DISCRETIONARY 0.5%

BAIC Motor Corp. Ltd. ‘H’	9,387,000	3,126

Fuyao Glass Industry Group Co. Ltd.	108,400	548

Great Wall Motor Co. Ltd. ‘H’	877,000	1,816

Topsports International Holdings Ltd.	1,055,000	961

		6,451

CONSUMER STAPLES 0.3%

Tingyi Cayman Islands Holding Corp.	588,000	1,010

Want Want China Holdings Ltd.	4,012,000	3,499

		4,509

ENERGY 3.0%

China Coal Energy Co. Ltd. ‘H’	2,390,000	2,020

China Petroleum & Chemical Corp. ‘H’	48,966,400	22,064

China Shenhua Energy Co. Ltd. ‘H’	2,321,000	6,657

PetroChina Co. Ltd. ‘H’	19,126,000	8,970

		39,711

FINANCIALS 8.8%

Bank of China Ltd. ‘H’	97,196,000	38,837

Bank of Communications Co. Ltd. ‘H’	8,994,000	6,234

China Cinda Asset Management Co. Ltd. ‘H’	35,298,000	5,539

China Construction Bank Corp. ‘H’	57,163,000	38,542

China Everbright Bank Co. Ltd. ‘H’	1,988,000	644

Industrial & Commercial Bank of China Ltd. ‘H’	33,048,000	19,718

PICC Property & Casualty Co. Ltd. ‘H’	7,404,000	7,721

		117,235

HEALTH CARE 0.6%

China Resources Pharmaceutical Group Ltd.	2,906,500	1,974

Sinopharm Group Co. Ltd. ‘H’	2,358,400	5,710

		7,684

INDUSTRIALS 1.5%

AviChina Industry & Technology Co. Ltd. ‘H’	968,000	553

Beijing Capital International Airport Co. Ltd. ‘H’	300,000	205

China Communications Services Corp. Ltd. ‘H’	5,376,000	2,365

China Energy Engineering Corp. Ltd. ‘H’ (d)	3,080,000	429

	SHARES	MARKET VALUE (000S)

CITIC Ltd.	7,437,000	$7,581

CRRC Corp. Ltd. ‘H’	3,495,000	1,303

Guangshen Railway Co. Ltd. ‘H’	1,458,000	274

Metallurgical Corp. of China Ltd.	1,195,000	287

Sinopec Engineering Group Co. Ltd. ‘H’	2,250,000	1,033

Sinotruk Hong Kong Ltd.	1,398,500	1,968

Weichai Power Co. Ltd. ‘H’	384,000	612

Yangzijiang Shipbuilding Holdings Ltd.	1,942,000	1,300

Zhejiang Expressway Co. Ltd. ‘H’	978,000	901

Zhuzhou CRRC Times Electric Co. Ltd.	136,100	673

		19,484

INFORMATION TECHNOLOGY 2.1%

AAC Technologies Holdings, Inc. (d)	488,000	1,128

FIH Mobile Ltd. (b)	9,651,000	1,381

Lenovo Group Ltd.	26,614,000	25,009

		27,518

MATERIALS 0.8%

Angang Steel Co. Ltd. ‘H’	8,136,000	3,046

China Hongqiao Group Ltd.	581,000	654

China National Building Material Co. Ltd. ‘H’	4,801,400	5,143

China Oriental Group Co. Ltd.	770,000	188

Sinopec Shanghai Petrochemical Co. Ltd. ‘H’	12,306,000	2,104

		11,135

REAL ESTATE 0.3%

China Evergrande Group «(d)	1,601,000	168

Greentown China Holdings Ltd.	514,000	1,069

Guangzhou R&F Properties Co. Ltd. ‘H’ (d)	2,307,400	611

KWG Group Holdings Ltd. (d)	1,439,000	460

Powerlong Real Estate Holdings Ltd.	1,407,000	236

Shui On Land Ltd.	5,440,000	737

Sino-Ocean Group Holding Ltd.	6,777,000	1,151

		4,432

UTILITIES 0.2%

Datang International Power Generation Co. Ltd. ‘H’	3,688,000	612

Huaneng Power International, Inc. ‘H’	3,964,000	1,974

		2,586

Total China		240,745

GREECE 0.6%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization SA	148,163	2,588

CONSUMER DISCRETIONARY 0.1%

OPAP SA	65,535	943

32	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%

Motor Oil Hellas Corinth Refineries SA	41,349	$770

FINANCIALS 0.3%

Alpha Services & Holdings SA (b)	2,337,822	2,065

National Bank of Greece SA (b)	738,616	2,210

		4,275

Total Greece		8,576

HONG KONG 3.4%

FINANCIALS 0.1%

China Everbright Ltd.	812,000	765

Far East Horizon Ltd.	1,207,000	1,014

		1,779

INDUSTRIALS 0.8%

China Merchants Port Holdings Co. Ltd.	358,000	610

COSCO SHIPPING Ports Ltd.	910,000	643

Orient Overseas International Ltd. (d)	276,000	7,354

Shanghai Industrial Holdings Ltd.	971,000	1,406

		10,013

MATERIALS 0.1%

China Resources Cement Holdings Ltd.	976,000	658

REAL ESTATE 0.3%

China Overseas Land & Investment Ltd.	988,000	3,143

Poly Property Group Co. Ltd.	2,658,000	642

Shenzhen Investment Ltd.	3,028,000	603

		4,388

UTILITIES 2.1%

Beijing Enterprises Holdings Ltd.	136,000	484

China Resources Power Holdings Co. Ltd.	8,990,000	18,569

Kunlun Energy Co. Ltd.	10,650,000	8,733

		27,786

Total Hong Kong		44,624

INDIA 10.2%

COMMUNICATION SERVICES 0.0%

Zee Entertainment Enterprises Ltd. (b)	202,331	552

CONSUMER DISCRETIONARY 1.2%

Bosch Ltd.	5,286	1,023

Hero MotoCorp Ltd.	157,815	5,460

Motherson Sumi Wiring India Ltd. (b)	577,281	513

Rajesh Exports Ltd.	218,927	1,738

Samvardhana Motherson International Ltd.	394,768	594

Tata Motors Ltd. (b)	1,187,485	6,190

		15,518

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.1%

ITC Ltd.	214,751	$746

ENERGY 3.1%

Coal India Ltd.	2,573,799	6,058

Hindustan Petroleum Corp. Ltd.	809,931	2,236

Indian Oil Corp. Ltd.	7,442,225	7,020

Indian Oil Corp. Ltd. (b)	3,721,113	3,499

Oil & Natural Gas Corp. Ltd.	9,084,100	17,394

Oil India Ltd.	1,229,555	3,910

Petronet LNG Ltd.	232,703	641

		40,758

FINANCIALS 1.7%

Bank of India	425,650	240

Canara Bank	485,912	1,121

IDFC Ltd.	6,195,612	3,873

Indiabulls Housing Finance Ltd. ‘L’ (b)	5,569,310	6,714

Power Finance Corp. Ltd.	2,059,469	2,732

REC Ltd.	1,771,163	2,783

Shriram Transport Finance Co. Ltd.	56,634	925

State Bank of India	706,191	4,188

Yes Bank Ltd. (b)	3,406,176	437

		23,013

HEALTH CARE 0.1%

Dr Reddy’s Laboratories Ltd.	15,333	854

Glenmark Pharmaceuticals Ltd. (b)	28,929	142

Sun Pharmaceutical Industries Ltd.	71,281	751

		1,747

INDUSTRIALS 0.5%

Bharat Electronics Ltd.	707,708	2,100

Bharat Heavy Electricals Ltd. (b)	6,449,938	3,680

Hindustan Aeronautics Ltd. (b)	11,495	257

IRB Infrastructure Developers Ltd. (b)	165,666	426

		6,463

INFORMATION TECHNOLOGY 0.2%

Infosys Ltd.	33,687	626

Oracle Financial Services Software Ltd.	9,811	386

Redington India Ltd.	488,800	780

Wipro Ltd.	172,011	910

		2,702

MATERIALS 2.9%

Chambal Fertilisers and Chemicals Ltd. (b)	44,917	152

Dalmia Bharat Ltd.	20,640	337

Grasim Industries Ltd.	20,312	341

Gujarat Narmada Valley Fertilizers & Chemicals Ltd. (b)	43,235	314

Gujarat State Fertilizers & Chemicals Ltd.	190,285	319

	SHARES	MARKET VALUE (000S)

Jindal Steel & Power Ltd.	200,851	$841

National Aluminium Co. Ltd.	9,962,991	8,724

NMDC Ltd.	1,236,660	1,700

Tata Steel Ltd.	221,923	2,447

Vedanta Ltd.	8,399,108	23,788

		38,963

UTILITIES 0.4%

GAIL India Ltd.	235,838	405

Jaiprakash Power Ventures Ltd. (b)	15,743,866	1,293

JSW Energy Ltd.	304,609	804

NHPC Ltd.	911,647	356

PTC India Ltd.	1,253,247	1,211

Reliance Infrastructure Ltd. (b)	555,481	639

Reliance Power Ltd. (b)	3,584,298	526

		5,234

Total India		135,696

INDONESIA 2.6%

COMMUNICATION SERVICES 0.7%

Indosat Tbk PT	667,300	294

Telkom Indonesia Persero Tbk PT	33,217,300	8,936

		9,230

CONSUMER DISCRETIONARY 0.2%

Astra International Tbk PT	7,661,700	3,415

CONSUMER STAPLES 0.1%

Gudang Garam Tbk PT	257,900	540

Hanjaya Mandala Sampoerna Tbk PT	5,298,000	347

		887

ENERGY 1.0%

Adaro Energy Indonesia Tbk PT	36,076,600	6,948

AKR Corporindo Tbk PT	5,096,700	352

Bukit Asam Tbk PT	2,878,600	739

Indo Tambangraya Megah Tbk PT	2,881,500	5,945

		13,984

FINANCIALS 0.2%

Bank Mandiri Persero Tbk PT	4,418,400	2,359

HEALTH CARE 0.0%

Kalbe Farma Tbk PT	3,215,500	359

MATERIALS 0.1%

Indocement Tunggal Prakarsa Tbk PT	1,871,900	1,192

UTILITIES 0.3%

Perusahaan Gas Negara Tbk PT	34,031,100	3,638

Total Indonesia		35,064

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	33

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
MALAYSIA 1.4%

COMMUNICATION SERVICES 0.2%

Astro Malaysia Holdings Bhd	761,900	$157

Telekom Malaysia Bhd	1,842,700	2,196

		2,353

CONSUMER DISCRETIONARY 0.1%

Genting Bhd	1,687,400	1,740

CONSUMER STAPLES 0.0%

British American Tobacco Malaysia Bhd	108,200	265

ENERGY 0.0%

Petronas Dagangan Bhd.	67,500	324

FINANCIALS 0.7%

AMMB Holdings Bhd	780,300	661

CIMB Group Holdings Bhd	983,000	1,106

Hong Leong Financial Group Bhd	114,500	481

Malayan Banking Bhd	2,538,100	4,946

Public Bank Bhd	653,000	648

RHB Bank Bhd	750,500	976

		8,818

INDUSTRIALS 0.2%

CAPITAL A BHD (b)	11,021,800	1,528

IJM Corp. Bhd.	1,476,800	580

MISC Bhd	141,000	227

Sime Darby Bhd	1,097,200	531

		2,866

REAL ESTATE 0.0%

Mah Sing Group Bhd	2,041,300	278

UTILITIES 0.2%

Petronas Gas Bhd	145,200	541

Tenaga Nasional Bhd	566,300	1,025

YTL Power International Bhd	1,594,096	248

		1,814

Total Malaysia		18,458

MEXICO 6.1%

COMMUNICATION SERVICES 2.6%

America Movil SAB de CV	30,286,210	30,950

Grupo Televisa SAB	1,992,610	3,271

		34,221

CONSUMER DISCRETIONARY 0.0%

Nemak SAB de CV (b)	3,194,000	632

CONSUMER STAPLES 0.8%

Arca Continental SAB de CV	162,300	1,069

Coca-Cola Femsa SAB de CV	321,958	2,304

Gruma SAB de CV	151,751	1,679

Grupo Bimbo SAB de CV	918,775	2,987

Kimberly-Clark de Mexico SAB de CV	355,600	482

Wal-Mart de Mexico SAB de CV	440,500	1,519

		10,040

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.2%

Grupo Financiero Inbursa SAB de CV (b)	1,822,798	$2,902

INDUSTRIALS 0.3%

Alfa SAB de CV	5,785,200	4,108

MATERIALS 2.2%

Alpek SAB de CV	1,262,700	1,745

Cemex SAB de CV (b)	61,288,040	23,864

Grupo Mexico SAB de CV	124,700	516

Orbia Advance Corp. SAB de CV	1,356,100	3,174

		29,299

Total Mexico		81,202

PHILIPPINES 0.7%

COMMUNICATION SERVICES 0.4%

Globe Telecom, Inc.	17,585	726

PLDT, Inc.	146,755	4,482

		5,208

ENERGY 0.1%

Semirara Mining & Power Corp.	2,546,500	1,626

INDUSTRIALS 0.2%

Alliance Global Group, Inc.	4,237,700	678

DMCI Holdings, Inc.	7,518,400	1,207

International Container Terminal Services, Inc.	106,250	356

		2,241

UTILITIES 0.0%

Aboitiz Power Corp.	321,400	172

First Gen Corp.	499,100	154

		326

Total Philippines		9,401

POLAND 1.0%

COMMUNICATION SERVICES 0.0%

Orange Polska SA	460,018	644

ENERGY 0.1%

Polski Koncern Naftowy ORLEN SA	54,033	830

FINANCIALS 0.6%

Bank Polska Kasa Opieki SA	217,130	3,975

mBank SA	3,041	153

Powszechny Zaklad Ubezpieczen SA	324,437	2,175

Santander Bank Polska SA	38,212	1,992

		8,295

MATERIALS 0.1%

Jastrzebska Spolka Weglowa SA (b)	63,509	909

UTILITIES 0.2%

Enea SA (b)	127,176	277

PGE Polska Grupa Energetyczna SA (b)	1,119,685	2,673

		2,950

Total Poland		13,628

	SHARES	MARKET VALUE (000S)
RUSSIA 0.0%

COMMUNICATION SERVICES 0.0%

Mobile TeleSystems PJSC «(d)	290,070	$0

Rostelecom PJSC «(d)	341,490	0

Sistema PJSFC «	1,963,160	0

		0

CONSUMER STAPLES 0.0%

Magnit PJSC «	11,659	0

Magnit PJSC «	82,104	0

		0

ENERGY 0.0%

Gazprom PJSC «	3,725,600	0

LUKOIL PJSC «	254,140	0

		0

FINANCIALS 0.0%

Sberbank of Russia PJSC «	4,916,745	0

VTB Bank PJSC «	23,863,615,853	44

		44

MATERIALS 0.0%

Alrosa PJSC «	2,122,120	0

Magnitogorsk Iron & Steel Works PJSC «	6,974,129	0

MMC Norilsk Nickel PJSC «	3,797	0

Novolipetsk Steel PJSC «	3,113,725	0

Severstal PAO ^«(a)	339,609	0

		0

UTILITIES 0.0%

Inter RAO UES PJSC «	15,264,000	0

Rosseti PJSC «	88,235,012	0

Unipro PJSC «	3,938,000	0

		0

Total Russia		44

SAUDI ARABIA 0.3%

FINANCIALS 0.3%

Alinma Bank	265,751	2,375

Banque Saudi Fransi	81,596	1,034

		3,409

MATERIALS 0.0%

Saudi Industrial Investment Group	51,562	392

Total Saudi Arabia		3,801

SINGAPORE 0.0%

FINANCIALS 0.0%

Yangzijiang Shipbuilding Holdings Ltd. (b)	1,942,000	573

Total Singapore		573

SOUTH AFRICA 7.4%

COMMUNICATION SERVICES 1.4%

MTN Group Ltd.	1,726,235	14,048

Telkom SA SOC Ltd.	1,112,172	2,499

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	SHARES	MARKET VALUE (000S)

Vodacom Group Ltd.	176,601	$1,430

		17,977

CONSUMER DISCRETIONARY 0.7%

Motus Holdings Ltd.	315,437	2,075

Pepkor Holdings Ltd.	213,202	250

Truworths International Ltd.	849,919	2,647

Woolworths Holdings Ltd.	1,205,658	4,020

		8,992

CONSUMER STAPLES 0.7%

AVI Ltd.	41,859	169

Distell Group Holdings Ltd. (b)	40,631	428

Shoprite Holdings Ltd.	594,688	7,246

Tiger Brands Ltd. (d)	227,762	1,988

		9,831

ENERGY 0.1%

Exxaro Resources Ltd.	50,876	618

FINANCIALS 2.3%

Absa Group Ltd.	898,191	8,576

FirstRand Ltd.	582,830	2,243

Momentum Metropolitan Holdings	2,181,570	1,913

Nedbank Group Ltd.	628,779	8,048

Old Mutual Ltd.	2,879,712	1,952

Sanlam Ltd.	94,005	305

Standard Bank Group Ltd.	830,421	7,923

		30,960

HEALTH CARE 0.4%

Life Healthcare Group Holdings Ltd.	1,822,608	2,013

Netcare Ltd. (d)	3,479,215	3,072

		5,085

INDUSTRIALS 0.1%

Barloworld Ltd.	352,398	1,944

MATERIALS 1.7%

AngloGold Ashanti Ltd.	34,167	505

Kumba Iron Ore Ltd. (d)	48,245	1,564

Sappi Ltd.	1,123,485	3,719

Sasol Ltd. (b)	741,707	17,103

		22,891

Total South Africa		98,298

SOUTH KOREA 13.0%

COMMUNICATION SERVICES 2.4%

KT Corp.	991,627	27,883

KT Corp. SP ADR	62,706	875

SK Telecom Co. Ltd.	94,150	3,778

		32,536

CONSUMER DISCRETIONARY 3.1%

Hankook Tire & Technology Co. Ltd.	66,880	1,705

Hyundai Mobis Co. Ltd.	6,612	1,019

Hyundai Wia Corp.	15,360	663

	SHARES	MARKET VALUE (000S)

Kia Corp.	389,348	$23,239

LG Electronics, Inc.	181,918	12,406

LOTTE Himart Co. Ltd.	70,219	910

Lotte Shopping Co. Ltd.	10,103	812

		40,754

CONSUMER STAPLES 0.3%

KT&G Corp.	67,536	4,281

FINANCIALS 1.4%

BNK Financial Group, Inc.	195,481	1,014

DB Insurance Co. Ltd.	71,990	3,410

Hanwha Life Insurance Co. Ltd.	1,389,385	2,386

Hyundai Marine & Fire Insurance Co. Ltd.	163,840	3,916

KB Financial Group, Inc.	62,624	2,339

Meritz Financial Group, Inc. (d)	34,617	692

Meritz Fire & Marine Insurance Co. Ltd.	67,312	1,724

Samsung Card Co. Ltd.	103,894	2,444

Samsung Fire & Marine Insurance Co. Ltd.	6,891	1,071

		18,996

INDUSTRIALS 2.1%

GS Holdings Corp.	53,890	1,741

Hanwha Aerospace Co. Ltd.	14,627	549

Hanwha Corp.	249,356	4,975

Hyundai Engineering & Construction Co. Ltd.	226,863	7,256

LG International Corp.	216,280	5,407

LS Corp.	41,516	2,042

Posco International Corp.	420,158	6,237

SK Networks Co. Ltd.	71,337	232

		28,439

INFORMATION TECHNOLOGY 1.2%

LG Display Co. Ltd. (d)	665,272	7,464

LG Innotek Co. Ltd.	14,464	3,836

Samsung Electronics Co. Ltd.	95,961	4,233

		15,533

MATERIALS 1.2%

Dongkuk Steel Mill Co. Ltd. (d)	146,931	1,459

KCC Corp.	2,483	551

Kolon Industries, Inc.	70,741	2,860

Lotte Chemical Corp.	9,441	1,316

POSCO Holdings, Inc.	52,084	9,288

Taekwang Industrial Co. Ltd.	252	176

		15,650

UTILITIES 1.3%

Korea Electric Power Corp.	882,681	15,394

Korea Gas Corp.	46,416	1,419

		16,813

Total South Korea		173,002

TAIWAN 7.6%

COMMUNICATION SERVICES 0.2%

Chunghwa Telecom Co. Ltd.	385,000	1,581

	SHARES	MARKET VALUE (000S)

Far EasTone Telecommunications Co. Ltd.	327,000	$920

		2,501

CONSUMER DISCRETIONARY 0.2%

Cheng Shin Rubber Industry Co. Ltd.	596,000	710

China Motor Corp.	800,000	1,672

Formosa Taffeta Co. Ltd.	332,000	298

		2,680

FINANCIALS 0.3%

CTBC Financial Holding Co. Ltd.	682,000	577

Fubon Financial Holding Co. Ltd.	1,551,905	3,121

		3,698

INDUSTRIALS 0.3%

Eva Airways Corp. (b)	1,175,686	1,254

Walsin Lihwa Corp.	2,590,000	3,140

		4,394

INFORMATION TECHNOLOGY 6.6%

Acer, Inc.	767,000	561

Asustek Computer, Inc.	1,196,000	12,508

AUO Corp.	1,294,000	708

Catcher Technology Co. Ltd.	452,000	2,521

Chicony Electronics Co. Ltd.	359,000	895

Compal Electronics, Inc.	14,460,000	11,071

General Interface Solution Holding Ltd.	49,000	126

Hon Hai Precision Industry Co. Ltd.	4,779,316	17,546

Innolux Corp.	5,945,000	2,419

Inventec Corp.	7,942,000	6,715

Lite-On Technology Corp.	1,909,035	3,715

Pegatron Corp.	6,776,000	12,993

Powertech Technology, Inc.	570,000	1,685

Quanta Computer, Inc.	1,445,000	3,876

Silicon Motion Technology Corp. ADR	16,077	1,346

Supreme Electronics Co. Ltd.	1,540,000	2,181

Synnex Technology International Corp.	510,650	914

Transcend Information, Inc.	140,000	326

Wistron Corp.	3,422,515	3,073

WPG Holdings Ltd.	1,217,320	2,259

		87,438

REAL ESTATE 0.0%

Farglory Land Development Co. Ltd.	84,000	177

Total Taiwan		100,888

THAILAND 9.3%

COMMUNICATION SERVICES 0.2%

Advanced Info Service PCL	332,500	1,831

Jasmine International PCL (b)	10,057,200	980

Total Access Communication PCL	137,800	174

		2,985

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	35

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.2%

Charoen Pokphand Foods PCL	807,900	$595

Thai Union Group PCL ‘F’	2,875,300	1,393

		1,988

ENERGY 1.2%

Bangchak Corp. PCL	588,700	521

Banpu PCL (d)	9,858,599	3,522

IRPC PCL	24,818,200	2,265

PTT Exploration & Production PCL	255,200	1,150

PTT PCL	2,052,500	1,976

Star Petroleum Refining PCL	19,345,400	6,635

		16,069

FINANCIALS 7.3%

Bangkok Bank PCL	2,152,200	8,116

Kasikornbank PCL	9,019,400	38,489

Kiatnakin Bank PCL	345,200	606

Krung Thai Bank PCL	13,674,975	6,010

SCB PCL	10,968,700	32,266

Thanachart Capital PCL	6,805,504	7,273

Tisco Financial Group PCL	1,705,500	4,274

		97,034

INDUSTRIALS 0.0%

Jasmine Broadband Internet Infrastructure Fund	2,000,600	543

INFORMATION TECHNOLOGY 0.0%

Cal-Comp Electronics Thailand PCL (d)	2,769,091	184

MATERIALS 0.3%

PTT Global Chemical PCL	805,900	1,040

Siam Cement PCL	162,600	1,723

Siam City Cement PCL	184,200	787

		3,550

REAL ESTATE 0.1%

Pruksa Holding PCL	447,400	166

Sansiri PCL	10,177,800	291

Supalai PCL	990,900	522

		979

Total Thailand		123,332

TURKEY 3.7%

COMMUNICATION SERVICES 0.2%

Turkcell Iletisim Hizmetleri AS (d)	2,825,713	2,757

CONSUMER DISCRETIONARY 0.2%

Arcelik AS (d)	219,817	957

Tofas Turk Otomobil Fabrikasi AS (d)	608,825	2,204

		3,161

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%

Turkiye Petrol Rafinerileri AS (b)	68,401	$1,078

FINANCIALS 2.8%

Akbank TAS (d)	9,877,129	4,746

Haci Omer Sabanci Holding AS (d)	7,880,647	8,928

Is Yatirim Menkul Degerler AS	1,669,727	1,907

Turkiye Garanti Bankasi AS (d)	16,542,035	13,772

Turkiye Is Bankasi AS ‘C’ (d)	20,409,264	5,393

Yapi ve Kredi Bankasi AS (d)	6,753,127	1,752

		36,498

INDUSTRIALS 0.1%

AG Anadolu Grubu Holding AS	147,931	420

Tekfen Holding AS	492,348	637

		1,057

MATERIALS 0.1%

Eregli Demir ve Celik Fabrikalari TAS	664,612	1,081

UTILITIES 0.2%

Aygaz AS	1,048,476	2,339

Enerjisa Enerji AS	664,145	542

		2,881

Total Turkey		48,513

UNITED STATES 0.2%

CONSUMER DISCRETIONARY 0.2%

Nexteer Automotive Group Ltd.	3,891,000	2,811

Total United States		2,811

Total Common Stocks (Cost $1,325,160)		1,248,900

PREFERRED STOCKS 4.3%

BRAZIL 4.2%

BANKING & FINANCE 2.8%

Banco Bradesco SA	3,224,246	10,597

Banco do Estado do Rio Grande do Sul SA	1,787,400	3,060

Itau Unibanco Holding SA	5,509,364	23,865

		37,522

ENERGY 0.1%

Petroleo Brasileiro SA	165,500	883

INDUSTRIALS 0.5%

Braskem SA	1,065,195	7,580

UTILITIES 0.8%

Cia Energetica de Minas Gerais	4,064,509	8,061

Cia Paranaense de Energia	1,842,500	2,405

		10,466

Total Brazil		56,451

	SHARES	MARKET VALUE (000S)
CHILE 0.1%

INDUSTRIALS 0.1%

Embotelladora Andina SA	399,787	$713

Total Chile		713

RUSSIA 0.0%

ENERGY 0.0%

Bashneft PJSC «	31,237	0

Transneft PJSC «	810	0

		0

Total Russia		0

Total Preferred Stocks (Cost $58,739)		57,164

REAL ESTATE INVESTMENT TRUSTS 0.4%

SOUTH AFRICA 0.1%

REAL ESTATE 0.1%

Growthpoint Properties Ltd.	476,111	361

Redefine Properties Ltd.	3,894,988	879

		1,240

Total South Africa		1,240

TURKEY 0.3%

REAL ESTATE 0.3%

Emlak Konut Gayrimenkul Yatirim Ortakligi AS (d)	24,978,174	3,971

Total Turkey		3,971

Total Real Estate Investment Trusts (Cost $6,082)		5,211

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (f) 0.6%
		8,387

Total Short-Term Instruments (Cost $8,387)		8,387

Total Investments in Securities (Cost $1,398,368)		1,319,662

INVESTMENTS IN AFFILIATES 3.1%

SHORT-TERM INSTRUMENTS 3.1%

MUTUAL FUNDS 3.1%

PIMCO Government Money Market Fund
1.450% (c)(d)(e)	40,679,266	40,679

Total Short-Term Instruments (Cost $40,679)		40,679

Total Investments in Affiliates (Cost $40,679)		40,679

Total Investments 102.3% (Cost $1,439,047)		$1,360,341

Other Assets and Liabilities, net (2.3)%		(30,839)

Net Assets 100.0%		$1,329,502

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security is not accruing income as of the date of this report.
(b)	Security did not produce income within the last twelve months.
(c)	Institutional Class Shares of each Fund.
(d)

Securities with an aggregate market value of $37,165 were out on loan in exchange for $40,787 of cash collateral as of June 30, 2022. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(e)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$8,387	U.S. Treasury Notes 3.000% due 06/30/2024	$(8,555)	$8,387	$8,387

Total Repurchase Agreements						$(8,555)	$8,387	$8,387

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$8,387	$0	$0	$0	$8,387	$(8,555)	$(168)

Master Securities Lending Agreement
BCY	0	0	0	1,872	1,872	(2,195)	(323)
BOS	0	0	0	2,378	2,378	(2,612)	(234)
GSC	0	0	0	7,197	7,197	(7,598)	(401)
MBC	0	0	0	9,044	9,044	(10,002)	(958)
MSC	0	0	0	11,270	11,270	(12,640)	(1,370)
SAL	0	0	0	3,121	3,121	(3,305)	(184)
UBS	0	0	0	2,283	2,283	(2,435)	(152)

Total Borrowings and Other Financing Transactions	$8,387	$0	$0	$37,165

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$40,372	$0	$0	$0	$40,372
Real Estate Investment Trusts	415	0	0	0	415

Total Borrowings	$40,787	$0	$0	$0	$40,787

Payable for securities on loan - cash collateral					$40,787

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	37

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10	$0	$10

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Common Stocks
Brazil
Communication Services	$6,873	$0	$0	$6,873
Consumer Discretionary	8,931	0	0	8,931
Consumer Staples	2,332	0	0	2,332
Energy	5,606	0	0	5,606
Financials	49,094	0	0	49,094
Industrials	9,120	0	0	9,120
Information Technology	16,112	0	0	16,112
Materials	2,316	0	0	2,316
Utilities	3,246	0	0	3,246
Chile
Consumer Discretionary	397	0	0	397
Consumer Staples	3,039	0	0	3,039
Financials	1,003	0	0	1,003
Utilities	2,175	0	0	2,175
China
Consumer Discretionary	0	6,451	0	6,451
Consumer Staples	0	4,509	0	4,509
Energy	0	39,711	0	39,711
Financials	0	117,235	0	117,235
Health Care	0	7,684	0	7,684
Industrials	0	19,484	0	19,484
Information Technology	0	27,518	0	27,518
Materials	0	11,135	0	11,135
Real Estate	0	4,264	168	4,432
Utilities	0	2,586	0	2,586
Greece
Communication Services	0	2,588	0	2,588
Consumer Discretionary	0	943	0	943
Energy	0	770	0	770
Financials	0	4,275	0	4,275
Hong Kong
Financials	0	1,779	0	1,779
Industrials	0	10,013	0	10,013
Materials	0	658	0	658
Real Estate	0	4,388	0	4,388
Utilities	0	27,786	0	27,786
India
Communication Services	0	552	0	552
Consumer Discretionary	0	15,518	0	15,518
Consumer Staples	0	746	0	746
Energy	0	40,758	0	40,758
Financials	0	23,013	0	23,013
Health Care	0	1,747	0	1,747
Industrials	0	6,463	0	6,463
Information Technology	0	2,702	0	2,702
Materials	0	38,963	0	38,963
Utilities	0	5,234	0	5,234

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Indonesia
Communication Services	$0	$9,230	$0	$9,230
Consumer Discretionary	0	3,415	0	3,415
Consumer Staples	0	887	0	887
Energy	0	13,984	0	13,984
Financials	0	2,359	0	2,359
Health Care	0	359	0	359
Materials	0	1,192	0	1,192
Utilities	0	3,638	0	3,638
Malaysia
Communication Services	0	2,353	0	2,353
Consumer Discretionary	0	1,740	0	1,740
Consumer Staples	265	0	0	265
Energy	0	324	0	324
Financials	0	8,818	0	8,818
Industrials	0	2,866	0	2,866
Real Estate	0	278	0	278
Utilities	0	1,814	0	1,814
Mexico
Communication Services	34,221	0	0	34,221
Consumer Discretionary	632	0	0	632
Consumer Staples	10,040	0	0	10,040
Financials	2,902	0	0	2,902
Industrials	4,108	0	0	4,108
Materials	29,299	0	0	29,299
Philippines
Communication Services	0	5,208	0	5,208
Energy	0	1,626	0	1,626
Industrials	0	2,241	0	2,241
Utilities	0	326	0	326
Poland
Communication Services	0	644	0	644
Energy	0	830	0	830
Financials	0	8,295	0	8,295
Materials	0	909	0	909
Utilities	0	2,950	0	2,950
Russia
Financials	0	0	44	44
Saudi Arabia
Financials	0	3,409	0	3,409
Materials	0	392	0	392
Singapore
Financials	573	0	0	573
South Africa
Communication Services	2,499	15,478	0	17,977
Consumer Discretionary	8,992	0	0	8,992
Consumer Staples	2,585	7,246	0	9,831
Energy	0	618	0	618
Financials	0	30,960	0	30,960
Health Care	0	5,085	0	5,085
Industrials	1,944	0	0	1,944
Materials	3,719	19,172	0	22,891

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
South Korea
Communication Services	$875	$31,661	$0	$32,536
Consumer Discretionary	0	40,754	0	40,754
Consumer Staples	0	4,281	0	4,281
Financials	0	18,996	0	18,996
Industrials	0	28,439	0	28,439
Information Technology	0	15,533	0	15,533
Materials	0	15,650	0	15,650
Utilities	0	16,813	0	16,813
Taiwan
Communication Services	0	2,501	0	2,501
Consumer Discretionary	0	2,680	0	2,680
Financials	0	3,698	0	3,698
Industrials	0	4,394	0	4,394
Information Technology	1,346	86,092	0	87,438
Real Estate	0	177	0	177
Thailand
Communication Services	0	2,985	0	2,985
Consumer Staples	0	1,988	0	1,988
Energy	0	16,069	0	16,069
Financials	0	97,034	0	97,034
Industrials	0	543	0	543
Information Technology	0	184	0	184
Materials	0	3,550	0	3,550
Real Estate	0	979	0	979
Turkey
Communication Services	0	2,757	0	2,757
Consumer Discretionary	0	3,161	0	3,161

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Energy	$0	$1,078	$0	$1,078
Financials	15,426	21,072	0	36,498
Industrials	420	637	0	1,057
Materials	0	1,081	0	1,081
Utilities	2,339	542	0	2,881
United States
Consumer Discretionary	0	2,811	0	2,811
Preferred Stocks
Brazil
Banking & Finance	37,522	0	0	37,522
Energy	883	0	0	883
Industrials	7,580	0	0	7,580
Utilities	10,466	0	0	10,466
Chile
Industrials	713	0	0	713
Real Estate Investment Trusts
South Africa
Real Estate	1,240	0	0	1,240
Turkey
Real Estate	0	3,971	0	3,971
Short-Term Instruments
Repurchase Agreements	0	8,387	0	8,387

	$290,833	$1,028,617	$212	$1,319,662

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	40,679	0	0	40,679

Total Investments	$331,512	$1,028,617	$212	$1,360,341

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	39

Schedule of Investments	PIMCO RAE Global ex-US Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
$124

Total Short-Term Instruments (Cost $124)	124

Total Investments in Securities (Cost $124)	124

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.8%

MUTUAL FUNDS (a) 99.8%

UNITED STATES 99.8%

PIMCO RAE Emerging Markets Fund	2,093,757	$18,530

PIMCO RAE International Fund	7,959,956	60,097

Total Mutual Funds (Cost $93,061)		78,627

Total Investments in Affiliates (Cost $93,061)		78,627

Total Investments 100.0% (Cost $93,185)		$78,751

Other Assets and Liabilities, net 0.0%		(16)

Net Assets 100.0%		$78,735

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$124	U.S. Treasury Notes 3.000% due 06/30/2024	$(127)	$124	$124

Total Repurchase Agreements						$(127)	$124	$124

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$124	$0	$0	$124	$(127)	$(3)

Total Borrowings and Other Financing Transactions	$124	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$124	$0	$124

	$0	$124	$0	$124

Investments in Affiliates, at Value
Mutual Funds
United States	78,627	0	0	78,627

Total Investments	$78,627	$124	$0	$78,751

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

40	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAE International Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

COMMON STOCKS 97.5%

AUSTRALIA 6.2%

COMMUNICATION SERVICES 0.8%

Telstra Corp. Ltd.	1,543,493	$4,105

CONSUMER DISCRETIONARY 0.2%

Wesfarmers Ltd.	32,101	928

CONSUMER STAPLES 0.5%

Coles Group Ltd.	60,328	743

Endeavour Group Ltd.	19,193	100

Metcash Ltd.	141,563	415

Woolworths Group Ltd.	49,665	1,220

		2,478

ENERGY 0.4%

Ampol Ltd.	46,184	1,090

Viva Energy Group Ltd.	185,879	371

Woodside Energy Group Ltd.	25,018	550

Woodside Energy Group Ltd. (a)	5,595	119

		2,130

FINANCIALS 1.1%

AMP Ltd. (a)	874,337	578

Australia & New Zealand Banking Group Ltd.	12,799	195

Bendigo & Adelaide Bank Ltd.	27,724	174

Medibank Pvt Ltd.	554,123	1,246

QBE Insurance Group Ltd.	9,935	83

Suncorp Group Ltd.	482,176	3,677

		5,953

INDUSTRIALS 0.3%

Aurizon Holdings Ltd.	442,753	1,165

Brambles Ltd.	27,108	200

Downer EDI Ltd.	59,734	208

Qantas Airways Ltd. (a)	55,599	172

		1,745

MATERIALS 1.7%

BHP Group Ltd.	80,141	2,274

BlueScope Steel Ltd.	34,802	383

Orica Ltd.	21,626	237

Rio Tinto Ltd.	87,026	6,208

		9,102

REAL ESTATE 0.0%

Lendlease Corp. Ltd.	16,209	102

UTILITIES 1.2%

AGL Energy Ltd. (c)	1,148,016	6,563

Total Australia		33,106

AUSTRIA 0.4%

FINANCIALS 0.0%

Vienna Insurance Group AG Wiener Versicherung Gruppe	11,544	264

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

Strabag SE	2,547	$108

MATERIALS 0.4%

Lenzing AG	1,446	117

voestalpine AG	86,950	1,859

		1,976

Total Austria		2,348

BELGIUM 0.6%

COMMUNICATION SERVICES 0.2%

Proximus SADP	87,440	1,291

CONSUMER STAPLES 0.1%

Etablissements Franz Colruyt NV	20,288	552

ENERGY 0.0%

Euronav NV	9,663	117

HEALTH CARE 0.2%

UCB SA	9,597	813

INDUSTRIALS 0.1%

bpost SA	55,268	327

MATERIALS 0.0%

Bekaert SA	2,471	81

Total Belgium		3,181

CANADA 4.8%

CONSUMER DISCRETIONARY 2.3%

Canadian Tire Corp. Ltd. ‘A’	6,551	826

Gildan Activewear, Inc.	14,091	406

Magna International, Inc.	198,267	10,887

		12,119

CONSUMER STAPLES 0.3%

George Weston Ltd.	3,661	428

Loblaw Cos., Ltd.	11,900	1,073

		1,501

ENERGY 0.8%

Crescent Point Energy Corp.	211,517	1,504

Suncor Energy, Inc.	57,741	2,026

Vermilion Energy, Inc.	42,683	812

		4,342

FINANCIALS 0.4%

CI Financial Corp. (c)	41,351	439

Great-West Lifeco, Inc. (e)	6,678	163

IGM Financial, Inc.	4,400	118

Onex Corp.	4,310	215

Power Corp. of Canada	41,220	1,060

Sun Life Financial, Inc.	9,453	433

		2,428

INDUSTRIALS 0.4%

Air Canada (a)	10,005	125

	SHARES	MARKET VALUE (000S)

Finning International, Inc.	9,700	$204

Thomson Reuters Corp.	16,329	1,702

		2,031

INFORMATION TECHNOLOGY 0.2%

Celestica, Inc. (a)	99,642	969

MATERIALS 0.0%

Teck Resources Ltd. ‘B’	1,302	40

UTILITIES 0.4%

Atco Ltd. ‘I’	55,681	1,908

Canadian Utilities Ltd. ‘A’	12,181	363

		2,271

Total Canada		25,701

DENMARK 0.6%

CONSUMER STAPLES 0.1%

Carlsberg AS ‘B’	2,497	319

Schouw & Co. AS	1,034	72

		391

HEALTH CARE 0.1%

H Lundbeck AS	35,228	171

H Lundbeck AS ‘A’ (a)	8,807	42

Novo Nordisk AS ‘B’	1,157	129

		342

INDUSTRIALS 0.4%

ISS AS	164,165	2,617

Total Denmark		3,350

FINLAND 1.3%

CONSUMER DISCRETIONARY 0.0%

Nokian Renkaat Oyj	7,425	82

CONSUMER STAPLES 0.0%

Kesko Oyj ‘B’	9,590	227

FINANCIALS 0.7%

Nordea Bank Abp	420,337	3,713

INDUSTRIALS 0.0%

Wartsila Oyj Abp	31,401	246

INFORMATION TECHNOLOGY 0.5%

Nokia Oyj	537,413	2,491

MATERIALS 0.1%

Outokumpu OYJ	33,424	139

UPM-Kymmene Oyj	9,586	294

		433

Total Finland		7,192

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	41

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
FRANCE 4.4%

COMMUNICATION SERVICES 0.4%

Orange SA	171,455	$2,020

CONSUMER DISCRETIONARY 1.0%

Cie Generale des Etablissements Michelin S.C.A.	29,204	798

Renault SA	34,680	875

Valeo SA	172,845	3,368

		5,041

CONSUMER STAPLES 0.6%

Carrefour SA	143,383	2,545

Casino Guichard Perrachon SA (a)(c)	32,926	427

		2,972

ENERGY 0.2%

TotalEnergies SE	23,598	1,242

FINANCIALS 0.4%

AXA SA	97,620	2,230

HEALTH CARE 0.5%

Sanofi	27,238	2,747

INDUSTRIALS 0.7%

ALD SA	9,271	109

Cie de Saint-Gobain	46,956	2,029

Eiffage SA	3,627	328

Schneider Electric SE	10,897	1,298

		3,764

INFORMATION TECHNOLOGY 0.0%

Capgemini SE	944	163

UTILITIES 0.6%

Engie SA	232,137	2,688

Veolia Environnement SA	27,877	683

		3,371

Total France		23,550

GERMANY 3.6%

COMMUNICATION SERVICES 0.1%

Telefonica Deutschland Holding AG	124,134	358

CONSUMER DISCRETIONARY 1.6%

Bayerische Motoren Werke AG	34,832	2,700

Continental AG	6,819	479

Mercedes-Benz Group AG	80,850	4,696

TUI AG	359,344	584

		8,459

CONSUMER STAPLES 0.4%

Metro AG	258,342	2,192

FINANCIALS 0.4%

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6,163	1,458

Talanx AG	9,848	376

		1,834

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.1%

Fresenius Medical Care AG & Co. KGaA	9,302	$466

INDUSTRIALS 0.4%

Brenntag SE	4,833	317

Daimler Truck Holding AG (a)	24,011	632

Deutsche Post AG	37,164	1,403

		2,352

MATERIALS 0.4%

BASF SE	29,665	1,298

Evonik Industries AG	44,972	964

		2,262

UTILITIES 0.2%

Uniper SE	75,799	1,133

Total Germany		19,056

HONG KONG 2.6%

COMMUNICATION SERVICES 0.1%

PCCW Ltd.	506,000	268

CONSUMER DISCRETIONARY 0.4%

Chow Tai Fook Jewellery Group Ltd.	72,600	137

Melco Resorts & Entertainment Ltd. ADR (a)	86,851	499

Skyworth Group Ltd.	1,870,215	928

Yue Yuen Industrial Holdings Ltd.	379,000	494

		2,058

CONSUMER STAPLES 0.2%

First Pacific Co. Ltd.	580,000	226

WH Group Ltd.	1,045,500	809

		1,035

INDUSTRIALS 0.2%

CK Hutchison Holdings Ltd.	60,000	407

Hutchison Port Holdings Trust	2,972,600	699

MTR Corp. Ltd.	9,500	50

		1,156

INFORMATION TECHNOLOGY 0.3%

Kingboard Holdings Ltd.	281,500	1,068

Kingboard Laminates Holdings Ltd.	422,500	522

		1,590

MATERIALS 0.0%

Lee & Man Paper Manufacturing Ltd.	372,000	160

Nine Dragons Paper Holdings Ltd.	102,000	86

		246

REAL ESTATE 1.4%

CK Asset Holdings Ltd.	181,500	1,290

Hang Lung Group Ltd.	72,000	136

Henderson Land Development Co. Ltd.	28,000	105

	SHARES	MARKET VALUE (000S)

Hongkong Land Holdings Ltd.	71,800	$361

Hopson Development Holdings Ltd.	94,112	144

Hysan Development Co. Ltd.	23,000	69

Kerry Properties Ltd.	356,500	991

New World Development Co. Ltd.	37,000	133

Sino Land Co. Ltd.	70,000	103

Sun Hung Kai Properties Ltd.	17,000	201

Swire Pacific Ltd. ‘A’	356,500	2,129

Wharf Holdings Ltd.	490,000	1,786

Wharf Real Estate Investment Co. Ltd.	22,000	105

		7,553

Total Hong Kong		13,906

IRELAND 0.2%

FINANCIALS 0.1%

Bank of Ireland Group PLC	87,951	556

INDUSTRIALS 0.1%

AerCap Holdings NV (a)	12,607	516

Total Ireland		1,072

ISRAEL 1.5%

COMMUNICATION SERVICES 0.4%

Bezeq The Israeli Telecommunication Corp. Ltd.	1,503,922	2,344

Taboola.com Ltd. (a)	26,900	68

		2,412

ENERGY 0.3%

Delek Group Ltd. (a)	4,538	590

Oil Refineries Ltd.	2,355,141	846

Paz Oil Co. Ltd. (a)	3,615	435

		1,871

FINANCIALS 0.1%

Bank Hapoalim BM	43,790	367

Bank Leumi Le-Israel BM	10,590	95

		462

HEALTH CARE 0.3%

Teva Pharmaceutical Industries Ltd. SP - ADR (a)	262,612	1,975

INFORMATION TECHNOLOGY 0.1%

Check Point Software Technologies Ltd. (a)	2,500	304

MATERIALS 0.2%

ICL Group Ltd.	6,211	57

Israel Corp. Ltd. (a)	1,906	845

		902

REAL ESTATE 0.1%

G City Ltd.	52,922	303

Total Israel		8,229

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	SHARES	MARKET VALUE (000S)
ITALY 3.4%

COMMUNICATION SERVICES 0.1%

Telecom Italia SpA	3,381,119	$887

ENERGY 1.7%

Eni SpA	655,963	7,780

Saras SpA (a)	860,100	1,255

		9,035

FINANCIALS 0.8%

Assicurazioni Generali SpA	106,915	1,708

Banca Monte dei Paschi di Siena SpA (a)(c)	237,560	135

Intesa Sanpaolo SpA	960,303	1,797

Unipol Gruppo SpA	85,264	388

UnipolSai Assicurazioni SpA	60,534	145

		4,173

INDUSTRIALS 0.1%

Leonardo SpA	32,701	332

UTILITIES 0.7%

A2A SpA	375,632	478

Enel SpA	610,547	3,348

		3,826

Total Italy		18,253

JAPAN 31.3%

COMMUNICATION SERVICES 2.9%

Dentsu Group, Inc. (c)	3,900	118

KDDI Corp.	70,100	2,211

Mixi, Inc.	43,900	729

Nippon Telegraph & Telephone Corp.	424,500	12,197

Square Enix Holdings Co. Ltd.	4,100	182

		15,437

CONSUMER DISCRETIONARY 7.2%

Bridgestone Corp. (c)	130,700	4,765

Casio Computer Co. Ltd.	18,500	172

EDION Corp.	108,100	1,015

Exedy Corp.	28,100	356

H2O Retailing Corp.	86,900	671

Isetan Mitsukoshi Holdings Ltd.	46,700	378

Isuzu Motors Ltd.	349,400	3,865

Izumi Co. Ltd.	3,500	79

JTEKT Corp.	27,100	204

K’s Holdings Corp.	49,300	481

Mazda Motor Corp.	352,600	2,878

NHK Spring Co. Ltd.	21,500	141

Nikon Corp.	147,500	1,701

Nissan Motor Co. Ltd.	1,338,600	5,243

NOK Corp.	7,100	58

Paltac Corp.	1,900	59

Panasonic Holdings Corp.	1,096,700	8,855

Sega Sammy Holdings, Inc.	69,300	1,113

Sekisui House Ltd.	85,000	1,492

Shimamura Co. Ltd.	11,300	993

Subaru Corp.	112,200	1,985

Sumitomo Electric Industries Ltd.	64,100	708

Sumitomo Forestry Co. Ltd.	8,000	114

	SHARES	MARKET VALUE (000S)

Sumitomo Rubber Industries Ltd. (c)	24,500	$209

Suzuki Motor Corp.	10,800	339

Tokai Rika Co. Ltd.	19,600	214

TS Tech Co. Ltd.	21,100	218

Yamada Holdings Co. Ltd.	110,300	397

		38,703

CONSUMER STAPLES 0.9%

Ajinomoto Co., Inc.	34,100	831

Arcs Co. Ltd.	5,200	77

Itoham Yonekyu Holdings, Inc.	71,400	364

Japan Tobacco, Inc. (c)	110,856	1,921

Kewpie Corp.	8,800	149

NH Foods Ltd.	5,000	157

Pola Orbis Holdings, Inc. (c)	18,700	231

Seven & i Holdings Co. Ltd.	13,000	504

United Super Markets Holdings, Inc.	36,800	290

Yamazaki Baking Co. Ltd.	11,500	141

		4,665

ENERGY 0.1%

Cosmo Energy Holdings Co. Ltd.	7,100	196

ENEOS Holdings, Inc.	25,500	96

		292

FINANCIALS 6.0%

Chiba Bank Ltd.	17,100	94

Concordia Financial Group Ltd.	64,600	224

Credit Saison Co. Ltd.	13,100	150

Japan Post Holdings Co. Ltd.	2,493,800	17,843

MS&AD Insurance Group Holdings, Inc.	195,600	5,998

ORIX Corp.	102,900	1,725

Sompo Holdings, Inc.	84,200	3,719

Sumitomo Mitsui Trust Holdings, Inc.	5,100	158

Tokio Marine Holdings, Inc.	35,800	2,087

		31,998

HEALTH CARE 1.0%

Alfresa Holdings Corp.	25,300	340

Astellas Pharma, Inc.	85,400	1,332

Eisai Co. Ltd.	8,300	351

Medipal Holdings Corp.	119,700	1,689

Shionogi & Co. Ltd.	17,600	898

Suzuken Co. Ltd.	26,200	739

Toho Holdings Co. Ltd.	5,100	79

		5,428

INDUSTRIALS 3.8%

AGC, Inc. (c)	9,100	320

Amada Co. Ltd.	31,700	234

ANA Holdings, Inc.	6,300	116

Dai Nippon Printing Co. Ltd.	122,600	2,637

East Japan Railway Co.	5,400	276

Ebara Corp.	8,000	299

Fujikura Ltd.	125,900	713

Furukawa Electric Co. Ltd.	33,600	551

GS Yuasa Corp.	17,600	275

Hanwa Co. Ltd.	7,400	155

Hino Motors Ltd.	82,200	423

	SHARES	MARKET VALUE (000S)

Hitachi Transport System Ltd.	6,100	$386

Inabata & Co. Ltd.	37,900	619

Japan Airlines Co. Ltd.	132,600	2,278

Kajima Corp.	19,400	222

Kandenko Co. Ltd.	12,100	75

Mitsubishi Electric Corp.	127,900	1,375

Mitsubishi Heavy Industries Ltd.	44,000	1,538

Nagase & Co. Ltd.	8,800	121

Nippon Express Holdings, Inc.	3,300	180

Nippon Steel Trading Corp.	13,500	506

NTN Corp.	80,100	153

Obayashi Corp.	26,200	191

Persol Holdings Co. Ltd.	52,700	962

Secom Co. Ltd.	11,100	685

Seibu Holdings, Inc.	25,200	266

SG Holdings Co. Ltd.	13,100	222

Shimizu Corp.	54,500	301

Sojitz Corp.	21,720	308

Taisei Corp.	24,900	776

Toppan, Inc.	36,500	609

Toshiba Corp.	16,700	679

Toyota Tsusho Corp.	9,100	297

West Japan Railway Co.	7,100	261

Yamato Holdings Co. Ltd.	89,000	1,424

		20,433

INFORMATION TECHNOLOGY 4.5%

Alps Alpine Co. Ltd.	170,100	1,728

Brother Industries Ltd.	24,400	429

Canon Marketing Japan, Inc. (c)	10,700	223

Canon, Inc. (c)	307,150	6,960

Citizen Watch Co. Ltd.	135,900	553

FUJIFILM Holdings Corp.	29,000	1,558

Fujitsu Ltd.	40,700	5,093

Konica Minolta, Inc.	67,500	225

NEC Corp.	7,700	300

Nippon Electric Glass Co. Ltd. (c)	13,200	253

Omron Corp.	11,900	606

Ricoh Co. Ltd.	297,800	2,325

Rohm Co. Ltd.	3,300	231

SCREEN Holdings Co. Ltd.	3,000	204

Seiko Epson Corp.	146,900	2,078

TDK Corp.	14,700	455

Tokyo Electron Ltd.	3,200	1,044

Trend Micro, Inc.	2,700	132

		24,397

MATERIALS 2.3%

Daicel Corp.	141,900	877

DIC Corp. (c)	29,900	531

JFE Holdings, Inc.	35,400	372

JSR Corp.	14,300	372

Kaneka Corp.	13,400	330

Mitsubishi Chemical Holdings Corp.	188,100	1,022

Mitsubishi Materials Corp.	16,500	236

Mitsui Chemicals, Inc.	32,900	702

Nippon Light Metal Holdings Co. Ltd.	9,200	101

Nippon Steel Corp.	15,000	210

Nitto Denko Corp.	67,100	4,340

Taiheiyo Cement Corp.	30,500	454

Toray Industries, Inc.	226,700	1,276

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	43

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Toyo Seikan Group Holdings Ltd.	124,100	$1,302

UBE Corp.	10,500	156

Zeon Corp.	10,600	103

		12,384

REAL ESTATE 1.1%

Daito Trust Construction Co. Ltd.	59,800	5,173

Nomura Real Estate Holdings, Inc.	43,800	1,072

		6,245

UTILITIES 1.5%

Chubu Electric Power Co., Inc.	249,800	2,515

Electric Power Development Co. Ltd. ‘C’	106,000	1,752

Hokkaido Electric Power Co., Inc.	84,500	308

Hokuriku Electric Power Co.	52,200	205

Shikoku Electric Power Co., Inc.	48,000	281

Tohoku Electric Power Co., Inc.	185,300	995

Tokyo Electric Power Co. Holdings, Inc. (a)	431,400	1,805

		7,861

Total Japan		167,843

LUXEMBOURG 0.4%

COMMUNICATION SERVICES 0.1%

Millicom International Cellular SA (a)	8,171	117

RTL Group SA	8,739	366

		483

MATERIALS 0.3%

ArcelorMittal SA	75,210	1,687

Total Luxembourg		2,170

MACAU 0.0%

CONSUMER DISCRETIONARY 0.0%

Sands China Ltd. (a)	47,200	114

Total Macau		114

NETHERLANDS 6.4%

COMMUNICATION SERVICES 0.3%

Koninklijke KPN NV	275,979	982

VEON Ltd. ADR (a)	1,443,617	664

		1,646

CONSUMER DISCRETIONARY 0.4%

Stellantis NV	21,871	272

Stellantis NV (c)	162,004	2,002

		2,274

CONSUMER STAPLES 3.8%

Koninklijke Ahold Delhaize NV	774,901	20,170

FINANCIALS 0.2%

Aegon NV	118,494	510

ING Groep NV	42,057	415

		925

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.1%

Koninklijke Philips NV	24,927	$535

INDUSTRIALS 1.1%

Randstad NV	70,939	3,429

Signify NV	81,580	2,691

		6,120

MATERIALS 0.5%

Akzo Nobel NV	40,714	2,662

Koninklijke DSM NV	1,772	254

		2,916

Total Netherlands		34,586

NEW ZEALAND 0.4%

COMMUNICATION SERVICES 0.1%

Spark New Zealand Ltd.	140,878	422

INDUSTRIALS 0.2%

Air New Zealand Ltd. (a)	469,971	167

Fletcher Building Ltd.	321,535	1,009

		1,176

UTILITIES 0.1%

Contact Energy Ltd.	71,124	323

Total New Zealand		1,921

NORWAY 0.7%

COMMUNICATION SERVICES 0.1%

Telenor ASA	34,202	457

ENERGY 0.4%

Equinor ASA	66,578	2,320

FINANCIALS 0.0%

DNB Bank ASA	7,489	135

INFORMATION TECHNOLOGY 0.1%

Atea ASA	18,036	188

MATERIALS 0.1%

Norsk Hydro ASA	31,984	181

Yara International ASA	5,394	226

		407

Total Norway		3,507

PORTUGAL 0.6%

CONSUMER STAPLES 0.2%

Jeronimo Martins SGPS SA	8,794	191

Sonae SGPS SA	561,222	688

		879

ENERGY 0.0%

Galp Energia SGPS SA	21,398	250

MATERIALS 0.1%

Navigator Co. SA	181,778	731

	SHARES	MARKET VALUE (000S)
UTILITIES 0.3%

EDP - Energias de Portugal SA	337,950	$1,575

Total Portugal		3,435

SINGAPORE 0.3%

COMMUNICATION SERVICES 0.1%

Singapore Telecommunications Ltd.	254,700	464

CONSUMER STAPLES 0.0%

Golden Agri-Resources Ltd.	1,360,500	245

INDUSTRIALS 0.2%

ComfortDelGro Corp. Ltd.	534,700	539

Jardine Cycle & Carriage Ltd.	15,100	308

		847

UTILITIES 0.0%

Sembcorp Industries Ltd.	67,900	139

Total Singapore		1,695

SPAIN 6.2%

COMMUNICATION SERVICES 3.5%

Telefonica SA	3,696,017	18,870

ENERGY 0.1%

Repsol SA	50,019	737

FINANCIALS 1.4%

Banco Bilbao Vizcaya Argentaria SA	115,997	527

Banco de Sabadell SA	3,976,599	3,188

Banco Santander SA	937,650	2,653

Mapfre SA (c)	687,494	1,216

		7,584

INDUSTRIALS 0.2%

ACS Actividades de Construccion y Servicios SA	32,693	797

UTILITIES 1.0%

Endesa SA (c)	67,191	1,271

Naturgy Energy Group SA	143,340	4,142

		5,413

Total Spain		33,401

SWEDEN 0.6%

COMMUNICATION SERVICES 0.1%

Telia Co. AB	80,022	307

CONSUMER DISCRETIONARY 0.2%

Electrolux AB (c)	15,528	210

H & M Hennes & Mauritz AB ‘B’	84,421	1,013

JM AB	5,485	91

		1,314

FINANCIALS 0.2%

Ratos AB ‘B’	37,114	159

Swedbank AB ‘A’	62,703	795

		954

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

Securitas AB ‘B’	32,416	$280

Skanska AB ‘B’	19,712	304

		584

INFORMATION TECHNOLOGY 0.0%

Telefonaktiebolaget LM Ericsson ‘B’	7,613	57

MATERIALS 0.0%

Hexpol AB	7,508	64

Total Sweden		3,280

SWITZERLAND 7.5%

COMMUNICATION SERVICES 0.1%

Swisscom AG	1,135	628

CONSUMER DISCRETIONARY 0.7%

Swatch Group AG	15,810	3,755

CONSUMER STAPLES 2.7%

Nestle SA	124,665	14,570

FINANCIALS 1.2%

Swiss Life Holding AG	2,665	1,301

UBS Group AG	81,047	1,310

Zurich Insurance Group AG	8,646	3,771

		6,382

HEALTH CARE 1.4%

Novartis AG	32,649	2,768

Roche Holding AG	14,740	4,928

		7,696

INDUSTRIALS 0.7%

ABB Ltd.	22,693	608

Adecco Group AG	88,682	3,023

		3,631

INFORMATION TECHNOLOGY 0.1%

TE Connectivity Ltd.	1,953	221

MATERIALS 0.6%

Glencore PLC	478,057	2,589

Holcim AG	11,257	483

		3,072

Total Switzerland		39,955

UNITED KINGDOM 13.4%

COMMUNICATION SERVICES 0.8%

ITV PLC	189,104	151

Pearson PLC	28,113	257

WPP PLC	387,367	3,913

		4,321

CONSUMER DISCRETIONARY 0.8%

Barratt Developments PLC	48,779	273

Berkeley Group Holdings PLC	6,082	276

	SHARES	MARKET VALUE (000S)

Currys PLC	181,738	$151

Inchcape PLC	256,631	2,181

Kingfisher PLC	420,875	1,258

Persimmon PLC	5,525	126

Taylor Wimpey PLC	69,877	99

		4,364

CONSUMER STAPLES 1.1%

British American Tobacco PLC	40,948	1,755

Imperial Brands PLC	67,236	1,505

Marks & Spencer Group PLC	1,152,803	1,913

Unilever PLC	15,604	711

		5,884

ENERGY 3.7%

Shell PLC	751,276	19,535

Subsea 7 SA	52,387	418

		19,953

FINANCIALS 1.4%

abrdn PLC	155,329	303

Aviva PLC	166,593	816

Direct Line Insurance Group PLC	162,426	499

M&G PLC	2,439,002	5,782

		7,400

HEALTH CARE 0.7%

GSK PLC	166,413	3,586

Smith & Nephew PLC	5,058	71

		3,657

INDUSTRIALS 0.4%

Ferguson PLC	6,107	684

Royal Mail PLC	470,897	1,556

		2,240

INFORMATION TECHNOLOGY 0.1%

Micro Focus International PLC	203,824	694

MATERIALS 2.0%

Evraz PLC «	238,175	234

Mondi PLC	25,586	454

Rio Tinto PLC	167,187	9,996

		10,684

UTILITIES 2.4%

Centrica PLC (a)	8,974,415	8,764

SSE PLC	202,102	3,988

		12,752

Total United Kingdom		71,949

UNITED STATES 0.1%

MATERIALS 0.1%

Sims Ltd.	37,171	353

Total United States		353

Total Common Stocks (Cost $467,033)		523,153

	SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%

Abengoa SA ‘B’ - Exp. 03/31/2025	226,011	$0

Total Warrants (Cost $0)		0

PREFERRED STOCKS 0.2%

GERMANY 0.2%

CONSUMER DISCRETIONARY 0.2%

Schaeffler AG	173,641	987

INDUSTRIALS 0.0%

Henkel AG & Co. KGaA	2,908	180

Total Preferred Stocks (Cost $1,388)		1,167

REAL ESTATE INVESTMENT TRUSTS 1.2%

AUSTRALIA 0.3%

REAL ESTATE 0.3%

Scentre Group	314,656	565

Stockland	253,992	634

Vicinity Centres	276,744	351

		1,550

Total Australia		1,550

CANADA 0.2%

REAL ESTATE 0.2%

H&R Real Estate Investment Trust REIT	98,586	954

Primaris REIT	14,671	139

RioCan Real Estate Investment Trust	8,942	139

		1,232

Total Canada		1,232

FRANCE 0.7%

REAL ESTATE 0.7%

Unibail-Rodamco-Westfield	67,408	3,427

Total France		3,427

Total Real Estate Investment Trusts (Cost $7,963)		6,209

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (f) 0.5%
		2,759

Total Short-Term Instruments (Cost $2,759)		2,759

Total Investments in Securities (Cost $479,143)		533,288

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	45

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.2%

SHORT-TERM INSTRUMENTS 5.2%

MUTUAL FUNDS 5.2%

PIMCO Government Money Market Fund
1.450% (b)(c)(d)	28,069,778	$28,070

Total Short-Term Instruments (Cost $28,070)		28,070

Total Investments in Affiliates (Cost $28,070)		28,070

Total Investments 104.6% (Cost $507,213)		$561,358

Other Assets and Liabilities, net (4.6)%		(24,859)

Net Assets 100.0%		$536,499

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $26,710 were out on loan in exchange for $28,070 of cash collateral as of June 30, 2022. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

(e)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Great-West Lifeco, Inc.	03/12/2020 - 04/06/2020	$106	$163	0.03%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$2,759	U.S. Treasury Notes 3.000% due 06/30/2024	$(2,814)	$2,759	$2,759

Total Repurchase Agreements						$(2,814)	$2,759	$2,759

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$2,759	$0	$0	$0	$2,759	$(2,814)	$(55)

Master Securities Lending Agreement
BCY	0	0	0	93	93	(125)	(32)
BSN	0	0	0	444	444	(467)	(23)
FOB	0	0	0	1,291	1,291	(1,362)	(71)
GSC	0	0	0	13,321	13,321	(13,991)	(670)
MBC	0	0	0	506	506	(534)	(28)
MSC	0	0	0	10,188	10,188	(10,651)	(463)
SAL	0	0	0	513	513	(544)	(31)
UBS	0	0	0	354	354	(396)	(42)

Total Borrowings and Other Financing Transactions	$2,759	$0	$0	$26,710

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$28,070	$0	$0	$0	$28,070

Total Borrowings	$28,070	$0	$0	$0	$28,070

Payable for securities on loan - cash collateral					$28,070

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11)	$0	$(11)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$4,105	$0	$4,105
Consumer Discretionary	0	928	0	928
Consumer Staples	0	2,478	0	2,478
Energy	119	2,011	0	2,130
Financials	0	5,953	0	5,953
Industrials	0	1,745	0	1,745
Materials	0	9,102	0	9,102
Real Estate	0	102	0	102
Utilities	0	6,563	0	6,563
Austria
Financials	0	264	0	264
Industrials	108	0	0	108
Materials	0	1,976	0	1,976
Belgium
Communication Services	0	1,291	0	1,291
Consumer Staples	552	0	0	552
Energy	0	117	0	117
Health Care	0	813	0	813
Industrials	0	327	0	327
Materials	0	81	0	81
Canada
Consumer Discretionary	12,119	0	0	12,119
Consumer Staples	1,501	0	0	1,501
Energy	4,342	0	0	4,342
Financials	2,428	0	0	2,428
Industrials	2,031	0	0	2,031
Information Technology	969	0	0	969

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Materials	$40	$0	$0	$40
Utilities	2,271	0	0	2,271
Denmark
Consumer Staples	0	391	0	391
Health Care	213	129	0	342
Industrials	0	2,617	0	2,617
Finland
Consumer Discretionary	0	82	0	82
Consumer Staples	0	227	0	227
Financials	0	3,713	0	3,713
Industrials	0	246	0	246
Information Technology	0	2,491	0	2,491
Materials	0	433	0	433
France
Communication Services	0	2,020	0	2,020
Consumer Discretionary	0	5,041	0	5,041
Consumer Staples	0	2,972	0	2,972
Energy	0	1,242	0	1,242
Financials	0	2,230	0	2,230
Health Care	0	2,747	0	2,747
Industrials	0	3,764	0	3,764
Information Technology	0	163	0	163
Utilities	0	3,371	0	3,371
Germany
Communication Services	0	358	0	358
Consumer Discretionary	0	8,459	0	8,459
Consumer Staples	0	2,192	0	2,192
Financials	0	1,834	0	1,834
Health Care	0	466	0	466
Industrials	0	2,352	0	2,352

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	47

Schedule of Investments	PIMCO RAE International Fund	(Cont.)	June 30, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Materials	$0	$2,262	$0	$2,262
Utilities	0	1,133	0	1,133
Hong Kong
Communication Services	0	268	0	268
Consumer Discretionary	499	1,559	0	2,058
Consumer Staples	0	1,035	0	1,035
Industrials	0	1,156	0	1,156
Information Technology	0	1,590	0	1,590
Materials	0	246	0	246
Real Estate	0	7,553	0	7,553
Ireland
Financials	0	556	0	556
Industrials	516	0	0	516
Israel
Communication Services	68	2,344	0	2,412
Energy	0	1,871	0	1,871
Financials	0	462	0	462
Health Care	1,975	0	0	1,975
Information Technology	304	0	0	304
Materials	0	902	0	902
Real Estate	0	303	0	303
Italy
Communication Services	0	887	0	887
Energy	0	9,035	0	9,035
Financials	0	4,173	0	4,173
Industrials	0	332	0	332
Utilities	0	3,826	0	3,826
Japan
Communication Services	0	15,437	0	15,437
Consumer Discretionary	0	38,703	0	38,703
Consumer Staples	0	4,665	0	4,665
Energy	0	292	0	292
Financials	0	31,998	0	31,998
Health Care	0	5,428	0	5,428
Industrials	0	20,433	0	20,433
Information Technology	0	24,397	0	24,397
Materials	0	12,384	0	12,384
Real Estate	0	6,245	0	6,245
Utilities	0	7,861	0	7,861
Luxembourg
Communication Services	0	483	0	483
Materials	0	1,687	0	1,687
Macau
Consumer Discretionary	0	114	0	114
Netherlands
Communication Services	664	982	0	1,646
Consumer Discretionary	2,002	272	0	2,274
Consumer Staples	0	20,170	0	20,170
Financials	0	925	0	925
Health Care	0	535	0	535
Industrials	0	6,120	0	6,120
Materials	0	2,916	0	2,916
New Zealand
Communication Services	0	422	0	422
Industrials	0	1,176	0	1,176
Utilities	0	323	0	323
Norway
Communication Services	0	457	0	457
Energy	0	2,320	0	2,320
Financials	0	135	0	135
Information Technology	0	188	0	188
Materials	0	407	0	407
Portugal
Consumer Staples	0	879	0	879
Energy	0	250	0	250

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Materials	$0	$731	$0	$731
Utilities	0	1,575	0	1,575
Singapore
Communication Services	0	464	0	464
Consumer Staples	245	0	0	245
Industrials	0	847	0	847
Utilities	0	139	0	139
Spain
Communication Services	0	18,870	0	18,870
Energy	0	737	0	737
Financials	0	7,584	0	7,584
Industrials	0	797	0	797
Utilities	0	5,413	0	5,413
Sweden
Communication Services	0	307	0	307
Consumer Discretionary	0	1,314	0	1,314
Financials	0	954	0	954
Industrials	0	584	0	584
Information Technology	0	57	0	57
Materials	0	64	0	64
Switzerland
Communication Services	0	628	0	628
Consumer Discretionary	0	3,755	0	3,755
Consumer Staples	0	14,570	0	14,570
Financials	0	6,382	0	6,382
Health Care	0	7,696	0	7,696
Industrials	0	3,631	0	3,631
Information Technology	221	0	0	221
Materials	0	3,072	0	3,072
United Kingdom
Communication Services	0	4,321	0	4,321
Consumer Discretionary	0	4,364	0	4,364
Consumer Staples	0	5,884	0	5,884
Energy	0	19,953	0	19,953
Financials	0	7,400	0	7,400
Health Care	0	3,657	0	3,657
Industrials	0	2,240	0	2,240
Information Technology	0	694	0	694
Materials	0	10,450	234	10,684
Utilities	0	12,752	0	12,752
United States
Materials	0	353	0	353
Preferred Stocks
Germany
Consumer Discretionary	0	987	0	987
Industrials	0	180	0	180
Real Estate Investment Trusts
Australia
Real Estate	0	1,550	0	1,550
Canada
Real Estate	1,232	0	0	1,232
France
Real Estate	0	3,427	0	3,427
Short-Term Instruments
Repurchase Agreements	0	2,759	0	2,759

	$34,419	$498,635	$234	$533,288

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	28,070	0	0	28,070

Total Investments	$62,489	$498,635	$234	$561,358

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

48	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAE US Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.2%

COMMON STOCKS 98.0%

UNITED KINGDOM 0.2%

CONSUMER DISCRETIONARY 0.2%

Capri Holdings Ltd. (a)	37,600	$1,542

CONSUMER STAPLES 0.0%

Coca-Cola Europacific Partners PLC	6,493	335

Total United Kingdom		1,877

UNITED STATES 97.8%

COMMUNICATION SERVICES 1.1%

Altice USA, Inc. ‘A’ (a)	65,765	608

Liberty Media Corp.-Liberty SiriusXM ‘C’ (a)	40,898	1,475

Loyalty Ventures, Inc. (a)	14,643	52

Lumen Technologies, Inc.	194,347	2,120

News Corp. ‘A’	10,397	162

Paramount Global	10,536	260

Verizon Communications, Inc.	95,557	4,850

		9,527

CONSUMER DISCRETIONARY 7.7%

Adient PLC (a)	11,299	335

AutoNation, Inc. (a)	6,351	710

Bed Bath & Beyond, Inc. (a)(c)	253,179	1,258

Best Buy Co., Inc.	27,318	1,781

Booking Holdings, Inc. (a)	1,448	2,532

Carnival Corp. (a)	223,306	1,932

Dick’s Sporting Goods, Inc.	2,985	225

Dollar General Corp.	6,404	1,572

eBay, Inc.	220,725	9,198

Expedia Group, Inc. (a)	1,769	168

Foot Locker, Inc.	15,696	396

Ford Motor Co.	477,207	5,311

Gap, Inc.	25,297	208

General Motors Co. (a)	23,291	740

Goodyear Tire & Rubber Co. (a)	64,308	689

Hyatt Hotels Corp. ‘A’ (a)	806	60

Kohl’s Corp.	362,073	12,922

Las Vegas Sands Corp. (a)	14,257	479

Lear Corp.	3,388	426

Lowe’s Cos., Inc.	4,578	800

Macy’s, Inc.	492,131	9,016

MGM Resorts International	7,318	212

Nordstrom, Inc.	61,238	1,294

Norwegian Cruise Line Holdings Ltd. (a)	8,376	93

PulteGroup, Inc.	6,308	250

Qurate Retail, Inc.	491,094	1,409

Starbucks Corp.	1,701	130

Tapestry, Inc.	19,495	595

Target Corp.	58,904	8,319

Victoria’s Secret & Co. (a)	8,514	238

Whirlpool Corp.	8,259	1,279

Yum! Brands, Inc.	3,305	375

		64,952

CONSUMER STAPLES 6.5%

Albertsons Cos., Inc. ‘A’	3,591	96

Altria Group, Inc.	131,987	5,513

Bunge Ltd.	10,469	949

	SHARES	MARKET VALUE (000S)

Ingredion, Inc.	3,500	$309

Kroger Co.	190,477	9,015

Philip Morris International, Inc.	37,466	3,699

Sysco Corp.	14,389	1,219

Walgreens Boots Alliance, Inc.	588,070	22,288

Walmart, Inc.	96,444	11,726

		54,814

ENERGY 15.7%

APA Corp.	24,173	844

Baker Hughes Co.	24,595	710

ConocoPhillips	121,905	10,948

Exxon Mobil Corp.	268,317	22,979

HF Sinclair Corp.	129,810	5,862

Marathon Oil Corp.	203,452	4,574

Marathon Petroleum Corp.	319,403	26,258

PBF Energy, Inc. ‘A’ (a)	77,585	2,251

Phillips 66	247,941	20,329

Transocean Ltd. (a)	547,234	1,822

Valero Energy Corp.	319,411	33,947

World Fuel Services Corp.	43,113	882

		131,406

FINANCIALS 10.7%

Aflac, Inc.	20,689	1,145

Allstate Corp.	23,645	2,997

Ally Financial, Inc.	82,189	2,754

American International Group, Inc.	118,837	6,076

Ameriprise Financial, Inc.	12,245	2,910

Bank of New York Mellon Corp.	29,256	1,220

Capital One Financial Corp.	24,963	2,601

Citigroup, Inc.	86,635	3,984

Comerica, Inc.	14,704	1,079

Discover Financial Services	75,593	7,150

Franklin Resources, Inc.	209,354	4,880

Genworth Financial, Inc. ‘A’ (a)	335,279	1,184

Invesco Ltd.	24,332	392

Jefferies Financial Group, Inc.	5,231	144

Loews Corp.	17,380	1,030

Navient Corp.	250,172	3,500

Old Republic International Corp.	1,113	25

Synchrony Financial	405,297	11,194

Travelers Cos., Inc.	30,632	5,181

Wells Fargo & Co.	769,006	30,122

		89,568

HEALTH CARE 22.3%

AmerisourceBergen Corp.	979	139

Amgen, Inc.	99,621	24,238

Biogen, Inc. (a)	60,098	12,256

Cardinal Health, Inc.	281,710	14,725

DaVita, Inc. (a)	31,851	2,547

Elevance Health, Inc.	8,292	4,002

Gilead Sciences, Inc.	392,521	24,262

Humana, Inc.	5,778	2,704

Johnson & Johnson	60,905	10,811

McKesson Corp.	71,869	23,444

Merck & Co., Inc.	224,635	20,480

Organon & Co.	46,210	1,560

Pfizer, Inc.	849,168	44,522

Universal Health Services, Inc. ‘B’	3,751	378

Viatris, Inc.	24,196	253

Waters Corp. (a)	1,146	379

		186,700

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 5.2%

AECOM	3,236	$211

American Airlines Group, Inc. (a)	722,881	9,166

Carlisle Cos., Inc.	1,450	346

CH Robinson Worldwide, Inc.	20,300	2,058

CSX Corp.	4,700	137

Cummins, Inc.	4,057	785

Delta Air Lines, Inc. (a)	19,668	570

Eaton Corp. PLC	10,157	1,280

Emerson Electric Co.	16,439	1,307

Fluor Corp. (a)	254,052	6,184

General Electric Co.	107,962	6,874

Honeywell International, Inc.	2,478	431

Howmet Aerospace, Inc.	9,236	290

Illinois Tool Works, Inc.	8,145	1,484

JetBlue Airways Corp. (a)	20,965	175

Johnson Controls International PLC	2,187	105

ManpowerGroup, Inc.	52,849	4,038

Robert Half International, Inc.	3,160	237

Southwest Airlines Co. (a)	18,592	671

Spirit AeroSystems Holdings, Inc. ‘A’	47,975	1,406

Union Pacific Corp.	24,187	5,159

United Airlines Holdings, Inc. (a)	18,354	650

WW Grainger, Inc.	620	282

		43,846

INFORMATION TECHNOLOGY 20.9%

Amdocs Ltd.	6,574	548

Apple, Inc.	253,106	34,605

Applied Materials, Inc.	35,441	3,224

Arrow Electronics, Inc. (a)	21,724	2,435

Avnet, Inc.	90,387	3,876

Bread Financial Holdings, Inc.	76,310	2,828

Cisco Systems, Inc.	815,578	34,776

Citrix Systems, Inc.	23,558	2,289

Cognizant Technology Solutions Corp. ‘A’	24,520	1,655

DXC Technology Co. (a)	44,407	1,346

Flex Ltd. (a)	15,641	226

Hewlett Packard Enterprise Co.	528,940	7,014

HP, Inc.	158,435	5,193

Intel Corp.	440,698	16,486

Jabil, Inc.	70,908	3,631

Juniper Networks, Inc.	173,816	4,954

KLA Corp.	3,039	970

NetApp, Inc.	137,765	8,988

NortonLifeLock, Inc.	250,344	5,498

Oracle Corp.	127,609	8,916

Qorvo, Inc. (a)	3,851	363

QUALCOMM, Inc.	124,338	15,883

Seagate Technology Holdings PLC	39,387	2,814

Skyworks Solutions, Inc.	2,685	249

Texas Instruments, Inc.	4,448	683

Western Digital Corp. (a)	69,208	3,103

Western Union Co.	7,513	124

Xerox Holdings Corp.	144,750	2,149

		174,826

MATERIALS 0.6%

Alcoa Corp.	7,096	324

International Paper Co.	31,421	1,314

LyondellBasell Industries NV ‘A’	17,870	1,563

Reliance Steel & Aluminum Co.	8,515	1,446

		4,647

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	49

Schedule of Investments	PIMCO RAE US Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%

Jones Lang LaSalle, Inc. (a)	1,482	$259

UTILITIES 7.1%

AES Corp.	134,835	2,833

Ameren Corp.	12,729	1,150

Consolidated Edison, Inc.	21,101	2,007

Constellation Energy Corp.	37,234	2,132

Evergy, Inc.	133,412	8,705

Exelon Corp.	277,627	12,582

FirstEnergy Corp.	119,251	4,578

NRG Energy, Inc.	46,530	1,776

Pinnacle West Capital Corp.	10,041	734

PPL Corp.	75,734	2,055

Public Service Enterprise Group, Inc.	41,534	2,628

Southern Co.	118,567	8,455

Vistra Corp.	435,672	9,955

WEC Energy Group, Inc.	209	21

		59,611

Total United States		820,156

Total Common Stocks (Cost $672,171)		822,033

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 1.4%

UNITED STATES 1.4%

REAL ESTATE 1.4%

Host Hotels & Resorts, Inc.	414,286	$6,496

Iron Mountain, Inc.	31,285	1,523

Park Hotels & Resorts, Inc.	44,440	603

Simon Property Group, Inc.	16,693	1,584

Ventas, Inc.	5,709	294

Weyerhaeuser Co.	30,579	1,013

		11,513

Total Real Estate Investment Trusts (Cost $12,078)		11,513

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (e) 0.8%
		6,464

Total Short-Term Instruments (Cost $6,464)		6,464

Total Investments in Securities (Cost $690,713)		840,010

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

MUTUAL FUNDS 0.1%

PIMCO Government Money Market Fund
1.450% (b)(c)(d)	1,290,810	$1,291

Total Short-Term Instruments (Cost $1,291)		1,291

Total Investments in Affiliates (Cost $1,291)		1,291

Total Investments 100.3% (Cost $692,004)		$841,301

Other Assets and Liabilities, net (0.3)%		(2,657)

Net Assets 100.0%		$838,644

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $1,263 were out on loan in exchange for $1,291 of cash collateral as of June 30, 2022. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$6,464	U.S. Treasury Notes 3.000% due 06/30/2024	$(6,593)	$6,464	$6,464

Total Repurchase Agreements						$(6,593)	$6,464	$6,464

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$6,464	$0	$0	$0	$6,464	$(6,593)	$(129)

Master Securities Lending Agreement
BPG	0	0	0	189	189	(193)	(4)
BSN	0	0	0	1,074	1,074	(1,098)	(24)

Total Borrowings and Other Financing Transactions	$6,464	$0	$0	$1,263

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$1,291	$0	$0	$0	$1,291

Total Borrowings	$1,291	$0	$0	$0	$1,291

Payable for securities on loan - cash collateral					$1,291

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Common Stocks
United Kingdom
Consumer Discretionary	$1,542	$0	$0	$1,542
Consumer Staples	335	0	0	335
United States
Communication Services	9,527	0	0	9,527
Consumer Discretionary	64,952	0	0	64,952
Consumer Staples	54,814	0	0	54,814
Energy	131,406	0	0	131,406
Financials	89,568	0	0	89,568
Health Care	186,700	0	0	186,700
Industrials	43,846	0	0	43,846
Information Technology	174,826	0	0	174,826
Materials	4,647	0	0	4,647

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Real Estate	$259	$0	$0	$259
Utilities	59,611	0	0	59,611
Real Estate Investment Trusts
United States
Real Estate	11,513	0	0	11,513
Short-Term Instruments
Repurchase Agreements	0	6,464	0	6,464

	$833,546	$6,464	$0	$840,010

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	1,291	0	0	1,291

Total Investments	$834,837	$6,464	$0	$841,301

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	51

Schedule of Investments	PIMCO RAE US Small Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.1%

COMMON STOCKS 83.8%

UNITED KINGDOM 0.4%

FINANCIALS 0.4%

Janus Henderson Group PLC	65,536	$1,541

Total United Kingdom		1,541

UNITED STATES 83.4%

COMMUNICATION SERVICES 1.0%

AMC Entertainment Holdings, Inc. ‘A’ (a)(c)	3,224	44

AMC Networks, Inc. ‘A’ (a)	49,196	1,433

Cinemark Holdings, Inc. (a)	5,948	89

iHeartMedia, Inc. ‘A’ (a)	25,844	204

John Wiley & Sons, Inc. ‘A’	15,650	747

NII Holdings, Inc.(a)	22,836	55

Scholastic Corp.	20,514	738

TripAdvisor, Inc. (a)	10,127	180

Yelp, Inc. (a)	17,677	491

		3,981

CONSUMER DISCRETIONARY 14.1%

Aaron’s Co., Inc.	2,314	34

Abercrombie & Fitch Co. ‘A’ (a)	295,371	4,998

Academy Sports & Outdoors, Inc.	13,454	478

Adtalem Global Education, Inc. (a)	69,180	2,488

American Axle & Manufacturing Holdings, Inc. (a)	15,192	114

American Eagle Outfitters, Inc.	13,861	155

Asbury Automotive Group, Inc. (a)	5,354	907

Brinker International, Inc. (a)	38,368	845

Buckle, Inc.	18,887	523

Children’s Place, Inc. (a)	17,153	668

Cracker Barrel Old Country Store, Inc.	2,885	241

Dave & Buster’s Entertainment, Inc. (a)	2,507	82

Designer Brands, Inc.’A’	100,060	1,307

Dillard’s, Inc. ‘A’ (c)	66,281	14,620

Fossil Group, Inc. (a)	6,743	35

G-III Apparel Group Ltd. (a)	60,548	1,225

GameStop Corp. ‘A’ (a)(c)	3,107	380

Genesco, Inc. (a)	5,835	291

Group 1 Automotive, Inc.	1,151	195

Groupon, Inc. (a)(c)	51,024	577

Guess?, Inc. (c)	38,409	655

H&R Block, Inc.	24,644	870

Hilton Grand Vacations, Inc. (a)	16,758	599

International Game Technology PLC	22,559	419

Jack in the Box, Inc.	37,563	2,106

Kontoor Brands, Inc.	1,794	60

La-Z-Boy, Inc.	8,495	201

Laureate Education, Inc. ‘A’	86,908	1,006

MDC Holdings, Inc.	7,933	256

Meritage Homes Corp. (a)	8,228	597

Murphy USA, Inc.	39,941	9,301

ODP Corp. (a)	37,859	1,145

Red Rock Resorts, Inc. ‘A’	2,174	72

Signet Jewelers Ltd.	30,176	1,613

Sleep Number Corp. (a)	11,510	356

Sonic Automotive, Inc. ‘A’	12,704	465

Steven Madden Ltd.	12,455	401

Travel & Leisure Co.	19,384	752

	SHARES	MARKET VALUE (000S)

Tri Pointe Homes, Inc. (a)	32,033	$540

Tupperware Brands Corp. (a)	66,548	422

Visteon Corp. (a)	36,065	3,736

Wolverine World Wide, Inc.	15,074	304

		56,039

CONSUMER STAPLES 6.4%

B&G Foods, Inc. (c)	108,284	2,575

Edgewell Personal Care Co.	7,467	258

Fresh Del Monte Produce, Inc.	38,836	1,147

Ingles Markets, Inc. ‘A’	33,122	2,873

J & J Snack Foods Corp.	1,193	167

National Beverage Corp.	4,666	228

Nu Skin Enterprises, Inc. ‘A’	41,785	1,809

PriceSmart, Inc.	2,656	190

Rite Aid Corp. (a)(c)	650,089	4,382

Sanderson Farms, Inc.	4,928	1,062

SpartanNash Co.	33,538	1,012

Sprouts Farmers Market, Inc. (a)	72,991	1,848

TreeHouse Foods, Inc. (a)	10,387	434

United Natural Foods, Inc. (a)	27,970	1,102

Universal Corp.	36,374	2,201

USANA Health Sciences, Inc. (a)	10,924	791

Vector Group Ltd.	64,798	680

Weis Markets, Inc.	34,607	2,580

		25,339

ENERGY 17.8%

Arch Resources, Inc. (c)	6,723	962

Callon Petroleum Co. (a)	1,008	40

Centennial Resource Development, Inc. (a)	1,629,083	9,742

CNX Resources Corp. (a)	91,835	1,512

CVR Energy, Inc.	169,108	5,665

Delek U.S. Holdings, Inc.	151,431	3,913

Dril-Quip, Inc. (a)	4,656	120

Helmerich & Payne, Inc.	299,982	12,917

Kosmos Energy Ltd. (a)	476,044	2,947

Magnolia Oil & Gas Corp.	27,077	568

Murphy Oil Corp.	183,189	5,531

Nabors Industries Ltd. (a)	3,545	475

Oasis Petroleum, Inc.	26,817	3,262

Oceaneering International, Inc. (a)	490,454	5,238

Patterson-UTI Energy, Inc.	648,063	10,213

PDC Energy, Inc.	6,071	374

Peabody Energy Corp. (a)	29,187	623

RPC, Inc. (a)	16,701	115

SM Energy Co.	187,898	6,424

		70,641

FINANCIALS 6.0%

Affiliated Managers Group, Inc.	30,890	3,602

American Equity Investment Life Holding Co.	31,824	1,164

Associated Banc-Corp.	28,756	525

Bank of Hawaii Corp.	7,763	578

Bank OZK	5,115	192

BankUnited, Inc.	15,068	536

Banner Corp.	1,473	83

BGC Partners, Inc. ‘A’	62,406	210

Brightsphere Investment Group, Inc.	50,560	911

Capitol Federal Financial, Inc.	37,301	342

	SHARES	MARKET VALUE (000S)

Cathay General Bancorp	12,334	$483

Cohen & Steers, Inc.	3,575	227

Columbia Banking System, Inc.	3,190	91

Evercore, Inc. ‘A’	2,782	260

Federated Hermes, Inc. ‘B’	17,725	564

First Hawaiian, Inc.	26,530	603

FirstCash Holdings, Inc.	1,857	129

FNB Corp.	22,845	248

Fulton Financial Corp.	45,484	657

Hilltop Holdings, Inc.	13,305	355

Home BancShares, Inc.	6,409	133

Hope Bancorp, Inc.	27,011	374

International Bancshares Corp.	7,606	305

Mercury General Corp.	4,848	215

Nelnet, Inc. ‘A’	5,945	507

Old National Bancorp	9,266	137

PacWest Bancorp	44,464	1,185

ProAssurance Corp.	90,012	2,127

PROG Holdings, Inc. (a)	27,836	459

Radian Group, Inc.	21,640	425

Stewart Information Services Corp.	20,029	996

Trustmark Corp.	15,575	455

Umpqua Holdings Corp.	55,582	932

Walker & Dunlop, Inc.	661	64

Washington Federal, Inc.	63,881	1,918

White Mountains Insurance Group Ltd.	1,505	1,875

		23,867

HEALTH CARE 8.7%

Acadia Healthcare Co., Inc. (a)	17,306	1,170

Allscripts Healthcare Solutions, Inc. (a)	61,640	914

Brookdale Senior Living, Inc. (a)	70,386	319

Haemonetics Corp. (a)	1,398	91

Ionis Pharmaceuticals, Inc. (a)	10,567	391

MEDNAX, Inc. (a)	284,357	5,974

Myriad Genetics, Inc. (a)	202,254	3,675

OPKO Health, Inc. (a)	22,772	58

Owens & Minor, Inc.	100,404	3,158

Patterson Cos., Inc.	263,223	7,976

Syneos Health, Inc. (a)	5,425	389

United Therapeutics Corp. (a)	44,189	10,413

		34,528

INDUSTRIALS 7.8%

ABM Industries, Inc.	6,354	276

ACCO Brands Corp.	35,798	234

Acuity Brands, Inc.	10,380	1,599

Allegiant Travel Co. (a)	2,558	289

Allison Transmission Holdings, Inc.	46,472	1,787

Apogee Enterprises, Inc.	18,133	711

Applied Industrial Technologies, Inc.	4,054	390

Arcosa, Inc.	9,239	429

Barnes Group, Inc.	6,638	207

Boise Cascade Co.	3,133	186

Brady Corp. ‘A’	4,910	232

CoreCivic, Inc. (a)	271,088	3,012

Deluxe Corp.	47,913	1,038

Dycom Industries, Inc. (a)	10,263	955

EMCOR Group, Inc.	3,818	393

Encore Wire Corp.	1,849	192

EnerSys	4,683	276

Forward Air Corp.	890	82

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	SHARES	MARKET VALUE (000S)

Franklin Electric Co., Inc.	1,953	$143

FTI Consulting, Inc. (a)	5,664	1,024

GATX Corp.	8,114	764

Hawaiian Holdings, Inc. (a)	16,785	240

Healthcare Services Group, Inc.	42,129	733

Herc Holdings, Inc.	5,703	514

HNI Corp.	12,279	426

Hub Group, Inc. ‘A’ (a)	3,094	220

Hyster-Yale Materials Handling, Inc.	2,330	75

Kaman Corp.	1,999	62

KBR, Inc.	12,256	593

Kelly Services, Inc. ‘A’	23,331	463

Kennametal, Inc.	6,928	161

Korn Ferry	2,343	136

Landstar System, Inc.	4,523	658

Matthews International Corp. ‘A’	4,597	132

Moog, Inc. ‘A’	7,788	618

Mueller Industries, Inc.	14,743	786

NOW, Inc. (a)	136,304	1,333

Pitney Bowes, Inc.	171,977	623

Primoris Services Corp.	3,550	77

Regal Rexnord Corp.	2,986	339

Resideo Technologies, Inc. (a)	13,924	270

Rush Enterprises, Inc. ‘A’	10,614	512

Schneider National, Inc. ‘B’	29,657	664

SkyWest, Inc. (a)	6,240	133

Steelcase, Inc. ‘A’	35,151	377

Terex Corp.	12,672	347

Tetra Tech, Inc.	3,243	443

Timken Co.	6,698	355

Trinity Industries, Inc.	15,371	372

TrueBlue, Inc. (a)	23,865	427

Tutor Perini Corp. (a)	22,677	199

UFP Industries, Inc.	1,907	130

Valmont Industries, Inc.	6,229	1,399

Veritiv Corp. (a)	8,012	870

Wabash National Corp.	97,667	1,326

Watts Water Technologies, Inc. ‘A’	2,269	279

Werner Enterprises, Inc.	8,754	337

		30,848

INFORMATION TECHNOLOGY 9.7%

Amkor Technology, Inc.	48,408	820

Belden, Inc.	9,981	532

Benchmark Electronics, Inc.	81,269	1,833

Cirrus Logic, Inc. (a)	31,625	2,294

Coherent, Inc. (a)	2,057	548

Conduent, Inc. (a)	602,963	2,605

CSG Systems International, Inc.	12,946	773

Diodes, Inc. (a)	5,882	380

InterDigital, Inc.	9,927	603

Knowles Corp. (a)	25,386	440

LiveRamp Holdings, Inc. (a)	5,723	148

Manhattan Associates, Inc. (a)	7,529	863

NetScout Systems, Inc. (a)	113,725	3,849

PC Connection, Inc.	7,356	324

Plantronics, Inc. (a)	42,146	1,672

Plexus Corp. (a)	5,262	413

Sabre Corp. (a)	268,173	1,563

Sanmina Corp. (a)	167,152	6,808

Silicon Laboratories, Inc. (a)	910	128

Synaptics, Inc. (a)	25,792	3,045

Teradata Corp. (a)	184,021	6,811

TTM Technologies, Inc. (a)	40,145	502

	SHARES	MARKET VALUE (000S)

Vishay Intertechnology, Inc.	65,345	$1,164

Xperi Holding Corp.	14,818	214

		38,332

MATERIALS 4.8%

Cabot Corp.	11,462	731

Carpenter Technology Corp.	7,497	209

Element Solutions, Inc.	75,396	1,342

Graphic Packaging Holding Co.	43,919	900

HB Fuller Co.	2,784	168

Innospec, Inc.	2,963	284

Kaiser Aluminum Corp.	3,859	305

Louisiana-Pacific Corp.	4,700	246

Minerals Technologies, Inc.	2,305	142

NewMarket Corp.	1,511	455

O-I Glass, Inc. (a)	22,789	319

Olin Corp.	4,364	202

Schnitzer Steel Industries, Inc. ‘A’	5,838	192

Schweitzer-Mauduit International, Inc.	8,407	211

Sensient Technologies Corp.	9,756	786

Stepan Co.	2,273	230

Trinseo PLC	25,237	971

Warrior Met Coal, Inc.	369,260	11,303

		18,996

REAL ESTATE 2.5%

Anywhere Real Estate, Inc. (a)	954,028	9,378

Douglas Elliman, Inc.	19,589	94

Kennedy-Wilson Holdings, Inc.	13,777	261

New York REIT, Inc. «(a)	4,082	32

		9,765

UTILITIES 4.6%

ALLETE, Inc.	10,748	632

Avista Corp.	26,437	1,150

Hawaiian Electric Industries, Inc.	40,799	1,669

IDACORP, Inc.	19,383	2,053

Macquarie Infrastructure Holdings LLC	27,271	107

NorthWestern Corp.	15,061	887

OGE Energy Corp.	166,825	6,433

ONE Gas, Inc.	7,678	623

PNM Resources, Inc.	15,477	739

Portland General Electric Co.	49,319	2,384

Southwest Gas Holdings, Inc.	13,459	1,172

Spire, Inc.	5,327	396

		18,245

Total United States		330,581

Total Common Stocks (Cost $285,728)		332,122

REAL ESTATE INVESTMENT TRUSTS 15.5%

UNITED STATES 15.5%

FINANCIALS 2.8%

Chimera Investment Corp.	979,096	8,635

Invesco Mortgage Capital, Inc.	3,812	56

Ladder Capital Corp. REIT	16,020	169

MFA Financial, Inc.	204,077	2,194

Two Harbors Investment Corp.	28,092	140

		11,194

INDUSTRIALS 1.2%

GEO Group, Inc.	698,986	4,613

	SHARES	MARKET VALUE (000S)
REAL ESTATE 11.5%

Acadia Realty Trust	2,822	$44

Alexander & Baldwin, Inc.	37,987	682

Apple Hospitality REIT, Inc.	286,031	4,196

Brandywine Realty Trust	44,881	433

Corporate Office Properties Trust	15,108	396

DiamondRock Hospitality Co.	163,360	1,341

DigitalBridge Group, Inc.	540,395	2,637

Diversified Healthcare Trust	564,122	1,027

Empire State Realty Trust, Inc. ‘A’	65,152	458

Equity Commonwealth	16,305	449

InvenTrust Properties Corp.	37,065	956

Kite Realty Group Trust	57,040	986

Macerich Co.	414,016	3,606

Office Properties Income Trust	55,634	1,110

Outfront Media, Inc.	19,161	325

Paramount Group, Inc.	68,648	496

Pebblebrook Hotel Trust	84,847	1,406

Piedmont Office Realty Trust, Inc. ‘A’	54,464	715

PS Business Parks, Inc.	2,032	380

Rayonier, Inc.	15,631	584

Retail Opportunity Investments Corp.	16,544	261

RLJ Lodging Trust	500,359	5,519

Ryman Hospitality Properties, Inc.	1,406	107

Sabra Health Care REIT, Inc.	12,938	181

Service Properties Trust	200,776	1,050

SITE Centers Corp.	124,119	1,672

SL Green Realty Corp.	22,175	1,023

Sunstone Hotel Investors, Inc.	546,614	5,423

Tanger Factory Outlet Centers, Inc.	180,180	2,562

Uniti Group, Inc.	323,489	3,047

Urban Edge Properties	4,889	74

Washington REIT	7,833	167

Xenia Hotels & Resorts, Inc.	156,283	2,271

		45,584

Total Real Estate Investment Trusts (Cost $70,646)		61,391

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (e) 0.8%
		3,245

Total Short-Term Instruments (Cost $3,245)		3,245

Total Investments in Securities (Cost $359,619)		396,758

INVESTMENTS IN AFFILIATES 6.2%

SHORT-TERM INSTRUMENTS 6.2%

MUTUAL FUNDS 6.2%

PIMCO Government Money Market Fund
1.450% (b)(c)(d)	24,393,764	24,394

Total Short-Term Instruments (Cost $24,394)		24,394

Total Investments in Affiliates (Cost $24,394)		24,394

Total Investments 106.3% (Cost $384,013)		$421,152

Other Assets and Liabilities, net (6.3)%		(24,801)

Net Assets 100.0%		$396,351

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	53

Schedule of Investments	PIMCO RAE US Small Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $23,902 were out on loan in exchange for $24,394 of cash collateral as of June 30, 2022. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$3,245	U.S. Treasury Notes 3.000% due 06/30/2024	$(3,310)	$3,245	$3,245

Total Repurchase Agreements						$(3,310)	$3,245	$3,245

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$3,245	$0	$0	$0	$3,245	$(3,310)	$(65)

Master Securities Lending Agreement
BPG	0	0	0	2,463	2,463	(2,523)	(60)
GSC	0	0	0	18,118	18,118	(18,483)	(365)
MSC	0	0	0	2,668	2,668	(2,722)	(54)
BSN	0	0	0	653	653	(666)	(13)

Total Borrowings and Other Financing Transactions	$3,245	$0	$0	$23,902

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$24,394	$0	$0	$0	$24,394

Total Borrowings	$24,394	$0	$0	$0	$24,394

Payable for securities on loan - cash collateral					$24,394

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Common Stocks
United Kingdom
Financials	$1,541	$0	$0	$1,541
United States
Communication Services	3,926	55	0	3,981
Consumer Discretionary	56,039	0	0	56,039
Consumer Staples	25,339	0	0	25,339
Energy	70,641	0	0	70,641
Financials	23,867	0	0	23,867
Health Care	34,528	0	0	34,528
Industrials	30,848	0	0	30,848
Information Technology	38,332	0	0	38,332
Materials	18,996	0	0	18,996
Real Estate	9,733	0	32	9,765

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Utilities	$18,245	$0	$0	$18,245
Real Estate Investment Trusts
United States
Financials	11,194	0	0	11,194
Industrials	4,613	0	0	4,613
Real Estate	45,584	0	0	45,584
Short-Term Instruments
Repurchase Agreements	0	3,245	0	3,245

	$393,426	$3,300	$32	$396,758

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	24,394	0	0	24,394

Total Investments	$417,820	$3,300	$32	$421,152

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	55

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2 and Class A shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the Funds. Prior to September 24, 2021, with respect to the PIMCO RAE US Fund and PIMCO RAE US Small Fund, and February 4, 2022, with respect to the PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, and PIMCO RAE International Fund, PIMCO and Research Affiliates engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement all or a portion of the Funds’ investment strategies. The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Act (together with the Underlying Funds, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign

56	PIMCO EQUITY SERIES

June 30, 2022

currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAE Emerging Markets Fund	Annually	Annually

PIMCO RAE Global ex-US Fund	Annually	Annually

PIMCO RAE International Fund	Annually	Annually

PIMCO RAE US Fund	Annually	Annually

PIMCO RAE US Small Fund	Annually	Annually

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an

ANNUAL REPORT	|	JUNE 30, 2022	57

Notes to Financial Statements	(Cont.)

Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal

58	PIMCO EQUITY SERIES

June 30, 2022

markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes

ANNUAL REPORT	|	JUNE 30, 2022	59

Notes to Financial Statements	(Cont.)

of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain

(loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

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Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2022 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$66,503	$210,705	$(236,529)	$0	$0	$40,679	$52	$0

PIMCO RAE International Fund	68,669	361,442	(402,041)	0	0	28,070	26	0

PIMCO RAE US Fund	4,257	122,512	(125,478)	0	0	1,291	4	0

PIMCO RAE US Small Fund	11,264	63,184	(50,054)	0	0	24,394	14	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Acquired Funds (except the PIMCO RAE US Fund), equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the

International Fund and Emerging Markets Fund. The Underlying Funds are considered to be affiliated with the PIMCO RAE Global ex-US Fund.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the

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Notes to Financial Statements	(Cont.)

Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

PIMCO RAE Global ex-US Fund

Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$22,403	$4,269	$(1,686)	$(218)	$(6,238)	$18,530	$1,871	$0

PIMCO RAE International Fund	69,363	21,038	(4,488)	(1,371)	(24,445)	60,097	8,061	7,649

Totals	$91,766	$25,307	$(6,174)	$(1,589)	$(30,683)	$78,627	$9,932	$7,649

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Equity-Linked Securities  are privately issued securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of June 30, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

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The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated sub custodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative

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Notes to Financial Statements	(Cont.)

instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Small Fund	—	X	—	—	—

Allocation	—	X	—	—	—

Acquired Fund	—	X	—	—	—

Equity	X	X	X	X	X

Value Investing	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	—	—

Emerging Markets	X	X	X	—	—

Market	X	X	X	X	X

Issuer	X	X	X	X	X

Credit	X	X	X	X	X

Distressed Company	—	X	—	—	X

Currency	X	X	X	—	—

Real Estate	X	X	X	X	X

Liquidity	X	X	X	X	X

Leveraging	X	X	X	X	X

Management	X	X	X	X	X

Small Company	—	X	—	—	X

Derivatives	X	X	X	X	X

Model	X	X	X	X	X

The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss

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attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and the individual portfolio manager in connection with managing a Fund and may cause the Sub-Adviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Small Company Risk  is the risk that the value of equity securities issued by small companies, ranked by fundamental size as determined by the Sub-Adviser, may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

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Notes to Financial Statements	(Cont.)

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Additionally, to the extent the Fund invests in securities and instruments economically tied to Russia, the recent Russian invasion of Ukraine may adversely affect the Fund’s investments. Please see the Important Information section for additional discussion of the COVID-19 pandemic as well as the Russian invasion of Ukraine.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have

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a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures

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Notes to Financial Statements	(Cont.)

and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A
PIMCO RAE Emerging Markets Fund	0.50%	0.25%	0.35%	N/A		0.35%
PIMCO RAE Global ex-US Fund	0.40%	0.15%	0.25%	N/A		0.25%
PIMCO RAE International Fund	0.30%	0.20%	0.30%	N/A		0.30%
PIMCO RAE US Fund	0.25%	0.15%	0.25%	0.35%	*(1)	0.30%
PIMCO RAE US Small Fund	0.35%	0.15%	0.25%	N/A		0.30%

(1)

PIMCO has contractually agreed, through October 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with personal services rendered to Class A shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares. For the

68	PIMCO EQUITY SERIES

June 30, 2022

period ended June 30, 2022, the Distributor retained $37,743 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2022, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO.

In addition, in any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the advisory fee waived as set forth above (the “RAE Reimbursement Amount”) during the previous thirty-six months from the time of waiver, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fees pursuant to the Expense Limitation Agreement, exceed, for such month, the Expense Limit; ii) exceed the total RAE Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at June 30, 2022, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAE Emerging Markets Fund	$5,389	$889	$91	$6,369

PIMCO RAE Global ex-US Fund	156	51	7	214

PIMCO RAE International Fund	629	389	63	1,081

PIMCO RAE US Fund	780	288	74	1,142

PIMCO RAE US Small Fund	219	158	24	401

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver, PIMCO has contractually agreed, through October 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of PIMCO RAE US Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

ANNUAL REPORT	|	JUNE 30, 2022	69

Notes to Financial Statements	(Cont.)

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAE Emerging Markets Fund	$91

PIMCO RAE Global ex-US Fund	6

PIMCO RAE International Fund	63

PIMCO RAE US Fund	73

PIMCO RAE US Small Fund	25

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through October 31, 2022, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO RAE Global ex-US Fund in an amount equal to the Underlying Fund Fees indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAE Emerging Markets Fund	$0

PIMCO RAE Global ex-US Fund	504

PIMCO RAE International Fund	0

PIMCO RAE US Fund	0

PIMCO RAE US Small Fund	0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

70	PIMCO EQUITY SERIES

June 30, 2022

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Emerging Markets Fund	$0	$0	$1,402,463	$1,510,792

PIMCO RAE Global ex-US Fund	0	0	25,307	6,174

PIMCO RAE International Fund	0	0	460,729	862,515

PIMCO RAE US Fund	0	0	790,313	753,406

PIMCO RAE US Small Fund	0	0	551,705	467,523

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. REDEMPTIONS IN-KIND

The redemptions in-kind are reflected on the Statement of Operations as a component of Net Realized Gain (Loss) on Investments in securities. For the period ended June 30, 2022, the PIMCO RAE US Fund realized gains or losses from in-kind redemptions, by affiliated Funds, of approximately (amounts in thousands†):

Realized Gains	Realized Losses

$5,900	$(14,253)

14. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Emerging Markets Fund				PIMCO RAE Global ex-US Fund				PIMCO RAE International Fund

	Year Ended 06/30/2022		Year Ended 06/30/2021		Year Ended 06/30/2022		Year Ended 06/30/2021		Year Ended 06/30/2022		Year Ended 06/30/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	97,422	$1,018,219	90,678	$794,687	508	$5,555	956	$10,641	18,328	$171,420	60,949	$545,204

I-2	5,146	56,049	4,941	52,084	34	371	13	147	2,501	25,826	2,273	25,205

Class A	466	5,028	8,306	89,323	379	3,979	285	2,595	616	5,603	1,917	20,724
Issued as reinvestment of distributions

Institutional Class	6,017	64,018	2,728	27,030	855	8,675	133	1,351	17,771	157,094	2,431	24,117

I-2	507	5,364	2	22	4	42	0	0	286	2,514	2	17

Class A	128	1,341	17	163	129	1,283	25	249	586	5,075	9	86
Cost of shares redeemed

Institutional Class	(105,271)	(1,201,372)	(101,955)	(956,691)	(408)	(4,128)	(663)	(7,380)	(60,704)	(591,702)	(65,286)	(651,421)

I-2	(2,774)	(29,044)	(357)	(3,532)	(16)	(169)	(8)	(65)	(3,571)	(35,682)	(96)	(959)

Class A	(476)	(4,846)	(7,976)	(86,262)	(430)	(4,316)	(695)	(6,957)	(571)	(5,481)	(47)	(454)

Net increase (decrease) resulting from Fund share transactions	1,165	$(85,243)	(3,616)	$(83,176)	1,055	$11,292	46	$581	(24,758)	$(265,333)	2,152	$(37,481)

	PIMCO RAE US Fund				PIMCO RAE US Small Fund

	Year Ended 06/30/2022		Year Ended 06/30/2021		Year Ended 06/30/2022		Year Ended 06/30/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	39,919	$555,289	22,764	$258,994	32,219	$359,498	28,708	$305,247

I-2	1,836	24,431	1,534	20,537	6,453	69,295	440	6,253

Class A	616	7,999	404	5,109	9,590	115,946	3,632	52,055
Issued as reinvestment of distributions

Institutional Class	8,452	112,599	2,030	23,702	9,290	88,386	4,184	47,265

I-2	268	3,540	55	633	1,092	10,276	8	91

Class A	95	1,231	22	247	3,337	30,755	43	476
Cost of shares redeemed

Institutional Class	(47,655)	(631,820)	(19,072)	(227,677)	(29,132)	(368,627)	(44,846)	(581,210)

I-2	(1,120)	(14,972)	(543)	(6,815)	(2,091)	(21,259)	(142)	(2,060)

Class A	(242)	(3,220)	(316)	(3,665)	(6,657)	(75,310)	(1,172)	(16,420)

Net increase (decrease) resulting from Fund share transactions	2,169	$55,077	6,878	$71,065	24,101	$208,960	(9,145)	$(188,303)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	JUNE 30, 2022	71

Notes to Financial Statements	(Cont.)

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of June 30, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO RAE Emerging Markets Fund	0	2	0%	45%

PIMCO RAE Global ex-US Fund	2	0	70%	0%

PIMCO RAE International Fund	0	3	0%	53%

PIMCO RAE US Fund	1	0	11%	0%

PIMCO RAE US Small Fund	0	2	0%	23%

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late- Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO RAE Emerging Markets Fund	$0	$112,011	$(135,673)	$(11)	$(256,675)	$0	$(360)	$(280,708)

PIMCO RAE Global ex-US Fund	304	5,806	(18,059)	(2)	0	0	0	(11,951)

PIMCO RAE International Fund	10,586	35,028	4,787	(5)	(48,329)	0	0	2,067

PIMCO RAE US Fund	10,733	66,344	123,233	(11)	0	(6,528)	0	193,771

PIMCO RAE US Small Fund	0	41,767	10,707	(2)	(24,434)	0	0	28,038

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: passive foreign investment companies (PFICs) and partnerships.

72	PIMCO EQUITY SERIES

June 30, 2022

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2021 through June 30, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through June 30, 2022 and Ordinary losses realized during the period January 1, 2022 through June 30, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAE Emerging Markets Fund*	$121,840	$134,835

PIMCO RAE Global ex-US Fund	0	0

PIMCO RAE International Fund*	23,880	24,449

PIMCO RAE US Fund	0	0

PIMCO RAE US Small Fund*	17,069	7,365

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO RAE Emerging Markets Fund	$1,496,024	$106,111	$(241,794)	$(135,683)

PIMCO RAE Global ex-US Fund	96,811	0	(18,059)	(18,059)

PIMCO RAE International Fund	556,335	35,337	(30,313)	5,024

PIMCO RAE US Fund	718,053	166,223	(42,975)	123,248

PIMCO RAE US Small Fund	410,439	36,899	(26,186)	10,713

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Adjusted for open wash sale loss deferrals. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: passive foreign investment companies (PFICs) and partnerships.

For the fiscal years ended June 30, 2022 and June 30, 2021, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2022			June 30, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO RAE Emerging Markets Fund	$73,000	$0	$0	$27,500	$0	$0

PIMCO RAE Global ex-US Fund	10,000	0	0	1,600	0	0

PIMCO RAE International Fund	85,901	81,450	0	24,500	0	0

PIMCO RAE US Fund	23,950	95,675	0	18,680	6,500	0

PIMCO RAE US Small Fund	43,760	88,340	0	44,602	3,700	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	JUNE 30, 2022	73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (five of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2022, the related statements of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2022 and each of the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

74	PIMCO EQUITY SERIES

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	MSC	Morgan Stanley & Co. LLC.

BOS	BofA Securities, Inc.	FOB	Credit Suisse Securities (USA) LLC	SAL	Citigroup Global Markets, Inc.

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	UBS	UBS Securities LLC

BSN	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc

Currency Abbreviations:

USD (or $)	United States Dollar

Index/Spread Abbreviations:

OTC	Over the Counter

Other Abbreviations:

ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	TBA	To-Be-Announced

AID	Agency International Development	SP - ADR	Sponsored American Depositary Receipt

ANNUAL REPORT	|	JUNE 30, 2022	75

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

Foreign Taxes.  The Funds have made an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid. Shareholders will receive more detailed information along with their Form 1099-DIV.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†	Foreign Source Income	Foreign Taxes Pass Through

PIMCO RAE Emerging Markets Fund	0%	62%	$88	$0	$0	$83,179,882	$10,235,674

PIMCO RAE Global ex-US Fund	2%	29%	1	0	0	9,905,967	1,879,091

PIMCO RAE International Fund	2%	11%	19	47,900	0	36,539,020	3,021,702

PIMCO RAE US Fund	100%	98%	5	7,950	0	0	0

PIMCO RAE US Small Fund	87%	87%	3	40,725	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the Funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the Funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO RAE Emerging Markets Fund	0%

PIMCO RAE Global ex-US Fund	0%

PIMCO RAE International Fund	0%

PIMCO RAE US Fund	1%

PIMCO RAE US Small Fund	10%

76	PIMCO EQUITY SERIES

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Rule 19a-1(e) under the Act, sets forth the actual source information for dividends paid during the six month period ended June 30, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. The Funds distribute annually in December. The Funds did not pay distributions for the six month period ending June 30, 2022. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

ANNUAL REPORT	|	JUNE 30, 2022	77

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2022.
[1]	Ms. Stafford is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

78	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of August 25, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	JUNE 30, 2022	79

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

80	PIMCO EQUITY SERIES

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Equity Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

ANNUAL REPORT	|	JUNE 30, 2022	81

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3003AR_063022

PIMCO EQUITY SERIES®

Annual Report

June 30, 2022

PIMCO REALPATH® Blend 2025 Fund

PIMCO REALPATH® Blend 2030 Fund

PIMCO REALPATH® Blend 2035 Fund

PIMCO REALPATH® Blend 2040 Fund

PIMCO REALPATH® Blend 2045 Fund

PIMCO REALPATH® Blend 2050 Fund

PIMCO REALPATH® Blend 2055 Fund

PIMCO REALPATH® Blend 2060 Fund

PIMCO REALPATH® Blend Income Fund

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		26

Financial Highlights		28

Statements of Assets and Liabilities		34

Statements of Operations		38

Statements of Changes in Net Assets		40

Notes to Financial Statements		71

Report of Independent Registered Public Accounting Firm		94

Glossary		95

Federal Income Tax Information		96

Distribution Information		97

Management of the Trust		102

Privacy Policy		104

Liquidity Risk Management Program		105

Fund	Fund Summary	Schedule of Investments

PIMCO REALPATH® Blend 2025 Fund	8	42

PIMCO REALPATH® Blend 2030 Fund	10	46

PIMCO REALPATH® Blend 2035 Fund	12	50

PIMCO REALPATH® Blend 2040 Fund	14	53

PIMCO REALPATH® Blend 2045 Fund	16	56

PIMCO REALPATH® Blend 2050 Fund	18	59

PIMCO REALPATH® Blend 2055 Fund	20	62

PIMCO REALPATH® Blend 2060 Fund	22	65

PIMCO REALPATH® Blend Income Fund	24	67

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, third quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 2.3%. Economic activity accelerated during the fourth quarter, as GDP growth was 6.9%. However, the U.S. economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on July 27, 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its September 2022 meeting. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.45% on June 30, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -7.91%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.75%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -12.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -19.25%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -19.28%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -10.62%. Global equities, as represented by the MSCI World Index, returned -14.34%, while emerging market

2	PIMCO EQUITY SERIES

equities, as measured by the MSCI Emerging Markets Index, returned -25.28%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -6.54%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $75 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. In terms of other commodities prices, copper declined, whereas gold rose during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.59%, 11.95% and 18.13% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund and PIMCO REALPATH® Blend Income Fund (each, a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended, equity securities, fixed income instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Funds may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (collectively, “Acquired Funds”). The risks and strategies associated with an investment in the Fund may result from direct investments and/or indirect exposure through investment in Acquired Funds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States are ascending from historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause the Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

4	PIMCO EQUITY SERIES

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities held by the Underlying PIMCO Funds or Acquired Funds.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing

Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

The PIMCO REALPATH® Blend Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO REALPATH® Blend Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the REALPATH® Blend Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO REALPATH® Blend Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire or plan to start withdrawing money (the “target date”). Each PIMCO REALPATH® Blend Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO REALPATH® Blend Fund’s name.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is

ANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the Funds	(Cont.)

net of fees and expenses. The minimum initial investment amount for Institutional Class and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Administrative Class	Class A	Class R	Diversification Status
PIMCO REALPATH® Blend 2025 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2030 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2035 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2040 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2045 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2050 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2055 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2060 Fund	12/31/19	12/31/19	12/31/19	12/31/19	—	Diversified
PIMCO REALPATH® Blend Income Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

6	PIMCO EQUITY SERIES

Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and a certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

ANNUAL REPORT	|	JUNE 30, 2022	7

PIMCO REALPATH® Blend 2025 Fund

Cumulative Returns Through June 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2025 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2025 Fund Institutional Class	(13.36)%	5.20%	5.15%
PIMCO REALPATH® Blend 2025 Fund Administrative Class	(13.60)%	4.95%	4.88%
PIMCO REALPATH® Blend 2025 Fund Class A	(13.73)%	4.71%	4.65%
PIMCO REALPATH® Blend 2025 Fund Class A (adjusted)	(18.45)%	3.53%	3.86%
S&P Target Date 2025 Index±	(11.40)%	4.87%	5.17%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 0.34% for the Institutional Class shares, 0.59% for the Administrative Class shares, and 0.79% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PPZRX	Administrative Class - PPZDX	Class A - PPZAX

Top 10 Holdings as of June 30, 2022†§

Vanguard Institutional Index Fund ‘Institutional’	25.1%
Vanguard Developed Markets Index Fund ‘Institutional’	17.2%
PIMCO Income Fund	12.1%
PIMCO Total Return Fund	9.9%
PIMCO Long-Term U.S. Government Fund	6.9%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	6.2%
PIMCO Long-Term Real Return Fund	5.6%
PIMCO Emerging Markets Local Currency and Bond Fund	5.0%
PIMCO Real Return Fund	3.0%
PIMCO High Yield Fund	2.2%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to global equities detracted from absolute performance, as global equities posted negative returns.

»	Exposure to U.S. large market capitalization equities detracted from absolute performance, as U.S. large market capitalization equities posted negative returns.

»	Exposure to U.S. core bonds detracted from absolute performance, as U.S. core bonds posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	There were no material contributors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2022	9

PIMCO REALPATH® Blend 2030 Fund

Cumulative Returns Through June 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2030 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2030 Fund Institutional Class	(13.97)%	5.56%	5.59%
PIMCO REALPATH® Blend 2030 Fund Administrative Class	(14.20)%	5.31%	5.32%
PIMCO REALPATH® Blend 2030 Fund Class A	(14.42)%	5.06%	5.07%
PIMCO REALPATH® Blend 2030 Fund Class A (adjusted)	(19.15)%	3.87%	4.28%
S&P Target Date 2030 Index±	(12.24)%	5.39%	5.65%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 0.29% for the Institutional Class shares, 0.54% for the Administrative Class shares, and 0.74% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PBPNX	Administrative Class - PBPRX	Class A - PBPAX

Top 10 Holdings as of June 30, 2022†§

Vanguard Institutional Index Fund ‘Institutional’	31.7%
Vanguard Developed Markets Index Fund ‘Institutional’	19.7%
PIMCO Income Fund	7.6%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	7.5%
PIMCO Long-Term U.S. Government Fund	7.1%
PIMCO Total Return Fund	5.9%
PIMCO Long-Term Real Return Fund	4.9%
PIMCO Emerging Markets Local Currency and Bond Fund	4.4%
Vanguard Small-Cap Index Fund ‘Institutional’	2.7%
PIMCO Real Return Fund	1.9%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to global equities detracted from absolute performance, as global equities posted negative returns.

»	Exposure to U.S. large market capitalization equities detracted from absolute performance, as U.S. large market capitalization equities posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to long-term U.S. Treasuries detracted from absolute performance, as long-term U.S. Treasuries posted negative returns.

»	There were no material contributors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2022	11

PIMCO REALPATH® Blend 2035 Fund

Cumulative Returns Through June 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2035 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2035 Fund Institutional Class	(14.03)%	5.96%	5.90%
PIMCO REALPATH® Blend 2035 Fund Administrative Class	(14.26)%	5.69%	5.62%
PIMCO REALPATH® Blend 2035 Fund Class A	(14.46)%	5.43%	5.37%
PIMCO REALPATH® Blend 2035 Fund Class A (adjusted)	(19.18)%	4.24%	4.58%
S&P Target Date 2035 Index±	(13.15)%	5.92%	6.15%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) was 0.25% for the Institutional Class shares, 0.50% for the Administrative Class shares, and 0.70% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PDGZX	Administrative Class - PDGDX	Class A - PDGAX

Top 10 Holdings as of June 30, 2022†§

Vanguard Institutional Index Fund ‘Institutional’	36.2%
Vanguard Developed Markets Index Fund ‘Institutional’	22.4%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	8.1%
PIMCO Long-Term U.S. Government Fund	5.3%
PIMCO Income Fund	5.3%
PIMCO Total Return Fund	4.0%
PIMCO Emerging Markets Local Currency and Bond Fund	3.9%
PIMCO Long-Term Real Return Fund	3.5%
Vanguard Small-Cap Index Fund ‘Institutional’	3.5%
PIMCO Real Return Fund	1.4%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to global equities detracted from absolute performance, as global equities posted negative returns.

»	Exposure to U.S. large market capitalization equities detracted from absolute performance, as U.S. large market capitalization equities posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to long-term U.S. Treasuries detracted from absolute performance, as long-term U.S. Treasuries posted negative returns.

»	There were no material contributors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2022	13

PIMCO REALPATH® Blend 2040 Fund

Cumulative Returns Through June 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2040 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2040 Fund Institutional Class	(14.20)%	6.30%	6.20%
PIMCO REALPATH® Blend 2040 Fund Administrative Class	(14.40)%	6.04%	5.93%
PIMCO REALPATH® Blend 2040 Fund Class A	(14.58)%	5.77%	5.67%
PIMCO REALPATH® Blend 2040 Fund Class A (adjusted)	(19.30)%	4.58%	4.88%
S&P Target Date 2040 Index±	(13.76)%	6.30%	6.49%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 0.21% for the Institutional Class shares, 0.46% for the Administrative Class shares, and 0.66% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PVPNX	Administrative Class - PVPRX	Class A - PVPAX

Top 10 Holdings as of June 30, 2022†§

Vanguard Institutional Index Fund ‘Institutional’	39.6%
Vanguard Developed Markets Index Fund ‘Institutional’	26.0%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	8.4%
Vanguard Small-Cap Index Fund ‘Institutional’	3.8%
PIMCO Long-Term U.S. Government Fund	3.7%
PIMCO Income Fund	3.3%
PIMCO Emerging Markets Local Currency and Bond Fund	3.3%
PIMCO Total Return Fund	2.7%
PIMCO Long-Term Real Return Fund	2.4%
PIMCO Real Return Fund	1.1%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to global equities detracted from absolute performance, as global equities posted negative returns.

»	Exposure to U.S. large capitalization equities detracted from absolute performance, as U.S. large capitalization equities posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. small capitalization equities detracted from absolute performance, as U.S. small capitalization equities posted negative returns.

»	There were no material contributors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2022	15

PIMCO REALPATH® Blend 2045 Fund

Cumulative Returns Through June 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2045 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2045 Fund Institutional Class	(14.23)%	6.60%	6.35%
PIMCO REALPATH® Blend 2045 Fund Administrative Class	(14.45)%	6.32%	6.08%
PIMCO REALPATH® Blend 2045 Fund Class A	(14.69)%	6.05%	5.82%
PIMCO REALPATH® Blend 2045 Fund Class A (adjusted)	(19.40)%	4.86%	5.02%
S&P Target Date 2045 Index±	(14.15)%	6.47%	6.69%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 0.17% for the Institutional Class shares, 0.42% for the Administrative Class shares, and 0.62% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PVQNX	Administrative Class - PVQDX	Class A - PVQAX

Top 10 Holdings as of June 30, 2022†§

Vanguard Institutional Index Fund ‘Institutional’	41.5%
Vanguard Developed Markets Index Fund ‘Institutional’	29.3%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	8.8%
Vanguard Small-Cap Index Fund ‘Institutional’	4.1%
PIMCO Long-Term U.S. Government Fund	2.8%
PIMCO Emerging Markets Local Currency and Bond Fund	2.3%
PIMCO Income Fund	1.9%
PIMCO Total Return Fund	1.8%
PIMCO Long-Term Real Return Fund	1.7%
PIMCO Real Return Fund	0.7%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to global equities detracted from absolute performance, as global equities posted negative returns.

»	Exposure to U.S. large capitalization equities detracted from absolute performance, as U.S. large capitalization equities posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. small capitalization equities detracted from absolute performance, as U.S. small capitalization equities posted negative returns.

»	There were no material contributors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2022	17

PIMCO REALPATH® Blend 2050 Fund

Cumulative Returns Through June 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2050 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2050 Fund Institutional Class	(14.29)%	6.70%	6.48%
PIMCO REALPATH® Blend 2050 Fund Administrative Class	(14.50)%	6.43%	6.20%
PIMCO REALPATH® Blend 2050 Fund Class A	(14.73)%	6.17%	5.93%
PIMCO REALPATH® Blend 2050 Fund Class A (adjusted)	(19.41)%	4.98%	5.14%
S&P Target Date 2050 Index±	(14.33)%	6.59%	6.83%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 0.15% for the Institutional Class shares, 0.40% for the Administrative Class shares, and 0.60% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

18	PIMCO EQUITY SERIES

Institutional Class - PPQZX	Administrative Class - PPQDX	Class A - PPQAX

Top 10 Holdings as of June 30, 2022†§

Vanguard Institutional Index Fund ‘Institutional’	43.9%
Vanguard Developed Markets Index Fund ‘Institutional’	31.2%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	8.9%
Vanguard Small-Cap Index Fund ‘Institutional’	4.4%
PIMCO Long-Term U.S. Government Fund	2.0%
PIMCO Emerging Markets Local Currency and Bond Fund	1.6%
PIMCO Long-Term Real Return Fund	1.2%
PIMCO Total Return Fund	1.2%
PIMCO Income Fund	1.1%
PIMCO Real Return Fund	0.5%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to global equities detracted from absolute performance, as global equities posted negative returns.

»	Exposure to U.S. large capitalization equities detracted from absolute performance, as U.S. large capitalization equities posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. small capitalization equities detracted from absolute performance, as U.S. small capitalization equities posted negative returns.

»	There were no material contributors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2022	19

PIMCO REALPATH® Blend 2055 Fund

Cumulative Returns Through June 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2055 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2055 Fund Institutional Class	(14.32)%	6.62%	6.41%
PIMCO REALPATH® Blend 2055 Fund Administrative Class	(14.57)%	6.36%	6.14%
PIMCO REALPATH® Blend 2055 Fund Class A	(14.73)%	6.10%	5.86%
PIMCO REALPATH® Blend 2055 Fund Class A (adjusted)	(19.43)%	4.91%	5.07%
S&P Target Date 2055 Index±	(14.40)%	6.64%	6.90%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 0.14% for the Institutional Class shares, 0.39% for the Administrative Class shares, and 0.59% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

20	PIMCO EQUITY SERIES

Institutional Class - PRQZX	Administrative Class - PRQDX	Class A - PRQAX

Top 10 Holdings as of June 30, 2022†§

Vanguard Institutional Index Fund ‘Institutional’	44.3%
Vanguard Developed Markets Index Fund ‘Institutional’	31.4%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	8.8%
Vanguard Small-Cap Index Fund ‘Institutional’	4.4%
PIMCO Long-Term U.S. Government Fund	1.7%
PIMCO Emerging Markets Local Currency and Bond Fund	1.3%
PIMCO Long-Term Real Return Fund	1.0%
PIMCO Total Return Fund	0.9%
PIMCO Income Fund	0.9%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.4%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to global equities detracted from absolute performance, as global equities posted negative returns.

»	Exposure to U.S. large capitalization equities detracted from absolute performance, as U.S. large capitalization equities posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. small capitalization equities detracted from absolute performance, as U.S. small capitalization equities posted negative returns.

»	There were no material contributors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2022	21

PIMCO REALPATH® Blend 2060 Fund

Cumulative Returns Through June 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2060 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	Fund Inception (12/31/19)
PIMCO REALPATH® Blend 2060 Fund Institutional Class	(13.93)%	3.73%
PIMCO REALPATH® Blend 2060 Fund Administrative Class	(14.19)%	3.46%
PIMCO REALPATH® Blend 2060 Fund Class A	(14.32)%	3.27%
PIMCO REALPATH® Blend 2060 Fund Class A (adjusted)	(19.01)%	0.96%
S&P Target Date 2060+ Index±	(14.45)%	3.62%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 0.15% for the Institutional Class shares, 0.40% for the Administrative Class shares, and 0.60% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

22	PIMCO EQUITY SERIES

Institutional Class - PRBMX	Administrative Class - PRBEX	Class A - PRBAX

Top 10 Holdings as of June 30, 2022†§

Vanguard Institutional Index Fund ‘Institutional’	44.6%
Vanguard Developed Markets Index Fund ‘Admiral’	31.6%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	8.9%
Vanguard Small-Cap Index Fund ‘Admiral’	4.4%
PIMCO Long-Term U.S. Government Fund	1.6%
PIMCO Emerging Markets Local Currency and Bond Fund	1.4%
PIMCO Long-Term Real Return Fund	1.0%
PIMCO Total Return Fund	0.9%
PIMCO Income Fund	0.9%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.4%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to global equities detracted from absolute performance, as global equities posted negative returns.

»	Exposure to U.S. large capitalization equities detracted from absolute performance, as U.S. large capitalization equities posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. small capitalization equities detracted from absolute performance, as U.S. small capitalization equities posted negative returns.

»	There were no material contributors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2022	23

PIMCO REALPATH® Blend Income Fund

Cumulative Returns Through June 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend Income Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the 1940 Act (collectively, “Acquired Funds”). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend Income Fund Institutional Class	(12.98)%	4.42%	4.55%
PIMCO REALPATH® Blend Income Fund Administrative Class	(13.25)%	4.16%	4.30%
PIMCO REALPATH® Blend Income Fund Class A	(13.41)%	3.91%	4.04%
PIMCO REALPATH® Blend Income Fund Class A (adjusted)	(18.18)%	2.74%	3.26%
S&P Target Date Retirement Income Index±	(9.75)%	3.13%	3.26%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 0.39% for the Institutional Class shares, 0.64% for the Administrative Class shares, and 0.84% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

24	PIMCO EQUITY SERIES

Institutional Class - PBRNX	Administrative Class - PBRDX	Class A - PBRAX

Top 10 Holdings as of June 30, 2022†§

Vanguard Institutional Index Fund ‘Institutional’	19.7%
PIMCO Income Fund	16.2%
Vanguard Developed Markets Index Fund ‘Institutional’	16.0%
PIMCO Total Return Fund	13.7%
PIMCO Long-Term U.S. Government Fund	5.7%
PIMCO Long-Term Real Return Fund	5.5%
PIMCO Emerging Markets Local Currency and Bond Fund	5.4%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	5.2%
PIMCO Real Return Fund	4.0%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	3.0%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. core bonds detracted from absolute performance, as U.S. core bonds posted negative returns.

»	Exposure to global equities detracted from absolute performance, as global equities posted negative returns.

»	Exposure to U.S. large cap equities detracted from absolute performance, as U.S. large cap equities posted negative returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	There were no material contributors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2022	25

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2025 Fund
Institutional Class	$1,000.00	$833.50	$0.18	$1,000.00	$1,024.32	$0.20	0.04%
Administrative Class	1,000.00	832.10	1.30	1,000.00	1,023.10	1.44	0.29
Class A	1,000.00	832.30	2.20	1,000.00	1,022.12	2.43	0.49

PIMCO REALPATH® Blend 2030 Fund
Institutional Class	$1,000.00	$824.00	$0.18	$1,000.00	$1,024.32	$0.20	0.04%
Administrative Class	1,000.00	822.70	1.30	1,000.00	1,023.10	1.44	0.29
Class A	1,000.00	821.90	2.19	1,000.00	1,022.12	2.43	0.49

PIMCO REALPATH® Blend 2035 Fund
Institutional Class	$1,000.00	$819.60	$0.22	$1,000.00	$1,024.28	$0.25	0.05%
Administrative Class	1,000.00	818.20	1.34	1,000.00	1,023.05	1.49	0.30
Class A	1,000.00	817.20	2.23	1,000.00	1,022.07	2.48	0.50

PIMCO REALPATH® Blend 2040 Fund
Institutional Class	$1,000.00	$815.60	$0.27	$1,000.00	$1,024.23	$0.30	0.06%
Administrative Class	1,000.00	815.00	1.38	1,000.00	1,023.00	1.54	0.31
Class A	1,000.00	814.00	2.27	1,000.00	1,022.02	2.53	0.51

26	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2045 Fund
Institutional Class	$1,000.00	$812.90	$0.27	$1,000.00	$1,024.23	$0.30	0.06%
Administrative Class	1,000.00	812.10	1.38	1,000.00	1,023.00	1.54	0.31
Class A	1,000.00	811.20	2.27	1,000.00	1,022.02	2.53	0.51

PIMCO REALPATH® Blend 2050 Fund
Institutional Class	$1,000.00	$810.90	$0.27	$1,000.00	$1,024.23	$0.30	0.06%
Administrative Class	1,000.00	810.20	1.38	1,000.00	1,023.00	1.54	0.31
Class A	1,000.00	808.70	2.26	1,000.00	1,022.02	2.53	0.51

PIMCO REALPATH® Blend 2055 Fund
Institutional Class	$1,000.00	$810.60	$0.27	$1,000.00	$1,024.23	$0.30	0.06%
Administrative Class	1,000.00	809.00	1.38	1,000.00	1,023.00	1.54	0.31
Class A	1,000.00	808.70	2.26	1,000.00	1,022.02	2.53	0.51

PIMCO REALPATH® Blend 2060 Fund
Institutional Class	$1,000.00	$813.90	$0.22	$1,000.00	$1,024.28	$0.25	0.05%
Administrative Class	1,000.00	812.60	1.33	1,000.00	1,023.05	1.49	0.30
Class A	1,000.00	812.30	2.22	1,000.00	1,022.07	2.48	0.50

PIMCO REALPATH® Blend Income Fund
Institutional Class	$1,000.00	$842.70	$0.18	$1,000.00	$1,024.32	$0.20	0.04%
Administrative Class	1,000.00	841.00	1.31	1,000.00	1,023.10	1.44	0.29
Class A	1,000.00	840.70	2.21	1,000.00	1,022.12	2.43	0.49

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	JUNE 30, 2022	27

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO REALPATH® Blend 2025 Fund
Institutional Class

06/30/2022	$13.50	$0.44	$(2.16)	$(1.72)	$(0.37)	$(0.12)	$(0.49)

06/30/2021	11.71	0.36	2.25	2.61	(0.65)	(0.17)	(0.82)

06/30/2020	11.33	0.36	0.36	0.72	(0.34)	0.00	(0.34)

06/30/2019	11.15	0.36	0.32	0.68	(0.32)	(0.18)	(0.50)

06/30/2018	10.63	0.31	0.43	0.74	(0.22)	0.00	(0.22)
Administrative Class

06/30/2022	13.47	0.41	(2.17)	(1.76)	(0.34)	(0.12)	(0.46)

06/30/2021	11.69	0.32	2.25	2.57	(0.62)	(0.17)	(0.79)

06/30/2020	11.31	0.34	0.36	0.70	(0.32)	0.00	(0.32)

06/30/2019	11.13	0.32	0.34	0.66	(0.30)	(0.18)	(0.48)

06/30/2018	10.62	0.33	0.38	0.71	(0.20)	0.00	(0.20)
Class A

06/30/2022	13.46	0.37	(2.15)	(1.78)	(0.31)	(0.12)	(0.43)

06/30/2021	11.68	0.28	2.27	2.55	(0.60)	(0.17)	(0.77)

06/30/2020	11.31	0.31	0.35	0.66	(0.29)	0.00	(0.29)

06/30/2019	11.13	0.29	0.34	0.63	(0.27)	(0.18)	(0.45)

06/30/2018	10.62	0.25	0.43	0.68	(0.17)	0.00	(0.17)

PIMCO REALPATH® Blend 2030 Fund
Institutional Class

06/30/2022	$14.09	$0.41	$(2.30)	$(1.89)	$(0.34)	$(0.17)	$(0.51)

06/30/2021	11.76	0.34	2.69	3.03	(0.55)	(0.15)	(0.70)

06/30/2020	11.54	0.35	0.22	0.57	(0.33)	(0.02)	(0.35)

06/30/2019	11.39	0.34	0.39	0.73	(0.32)	(0.26)	(0.58)

06/30/2018	10.81	0.30	0.54	0.84	(0.24)	(0.02)	(0.26)
Administrative Class

06/30/2022	14.06	0.38	(2.30)	(1.92)	(0.31)	(0.17)	(0.48)

06/30/2021	11.75	0.30	2.68	2.98	(0.52)	(0.15)	(0.67)

06/30/2020	11.52	0.33	0.22	0.55	(0.30)	(0.02)	(0.32)

06/30/2019	11.38	0.30	0.39	0.69	(0.29)	(0.26)	(0.55)

06/30/2018	10.80	0.32	0.50	0.82	(0.22)	(0.02)	(0.24)
Class A

06/30/2022	14.02	0.35	(2.30)	(1.95)	(0.28)	(0.17)	(0.45)

06/30/2021	11.71	0.27	2.68	2.95	(0.49)	(0.15)	(0.64)

06/30/2020	11.50	0.29	0.22	0.51	(0.28)	(0.02)	(0.30)

06/30/2019	11.36	0.28	0.39	0.67	(0.27)	(0.26)	(0.53)

06/30/2018	10.78	0.25	0.54	0.79	(0.19)	(0.02)	(0.21)

PIMCO REALPATH® Blend 2035 Fund
Institutional Class

06/30/2022	$14.54	$0.39	$(2.34)	$(1.95)	$(0.34)	$(0.17)	$(0.51)

06/30/2021	11.65	0.31	3.11	3.42	(0.44)	(0.09)	(0.53)

06/30/2020	11.58	0.33	0.08	0.41	(0.32)	(0.02)	(0.34)

06/30/2019	11.58	0.33	0.38	0.71	(0.32)	(0.39)	(0.71)

06/30/2018	10.91	0.29	0.64	0.93	(0.26)	0.00	(0.26)
Administrative Class

06/30/2022	14.51	0.35	(2.33)	(1.98)	(0.31)	(0.17)	(0.48)

06/30/2021	11.63	0.27	3.11	3.38	(0.41)	(0.09)	(0.50)

06/30/2020	11.57	0.31	0.06	0.37	(0.29)	(0.02)	(0.31)

06/30/2019	11.57	0.29	0.39	0.68	(0.29)	(0.39)	(0.68)

06/30/2018	10.91	0.31	0.59	0.90	(0.24)	0.00	(0.24)
Class A

06/30/2022	14.55	0.32	(2.34)	(2.02)	(0.28)	(0.17)	(0.45)

06/30/2021	11.67	0.24	3.11	3.35	(0.38)	(0.09)	(0.47)

06/30/2020	11.61	0.27	0.08	0.35	(0.27)	(0.02)	(0.29)

06/30/2019	11.61	0.26	0.39	0.65	(0.26)	(0.39)	(0.65)

06/30/2018	10.94	0.24	0.64	0.88	(0.21)	0.00	(0.21)

28	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$11.29	(13.29)%	$211,435	0.04%		0.04%		0.04%		0.04%		3.35%	21%

13.50	22.73	220,130	0.04		0.04		0.04		0.04		2.78	20

11.71	6.41	80,067	0.04		0.05		0.04		0.05		3.18	39

11.33	6.53	31,946	0.04		0.05		0.04		0.05		3.26	47

11.15	6.92	6,824	0.04		0.04		0.04		0.04		2.75	75

11.25	(13.60)	25,795	0.29		0.29		0.29		0.29		3.11	21

13.47	22.40	29,727	0.29		0.29		0.29		0.29		2.53	20

11.69	6.19	28,587	0.29		0.30		0.29		0.30		2.99	39

11.31	6.29	21,086	0.29		0.30		0.29		0.30		2.88	47

11.13	6.65	19,661	0.29		0.29		0.29		0.29		2.90	75

11.25	(13.73)	6,905	0.51	(f)	0.51	(f)	0.51	(f)	0.51	(f)	2.85%	21

13.46	22.18	10,114	0.54		0.54		0.54		0.54		2.21	20

11.68	5.88	6,420	0.54		0.55		0.54		0.55		2.68	39

11.31	6.03	5,462	0.54		0.55		0.54		0.55		2.63	47

11.13	6.36	5,078	0.54		0.54		0.54		0.54		2.30	75

$11.69	(13.97)%	$239,698	0.04%		0.04%		0.04%		0.04%		3.04%	22%

14.09	26.14	239,041	0.04		0.04		0.04		0.04		2.59	26

11.76	4.89	105,414	0.05		0.06		0.05		0.06		3.00	28

11.54	6.84	52,133	0.05		0.06		0.05		0.06		3.08	40

11.39	7.81	13,974	0.05		0.05		0.05		0.05		2.63	98

11.66	(14.20)	30,094	0.29		0.29		0.29		0.29		2.77	22

14.06	25.71	33,946	0.29		0.29		0.29		0.29		2.31	26

11.75	4.76	27,583	0.30		0.31		0.30		0.31		2.81	28

11.52	6.50	21,469	0.30		0.31		0.30		0.31		2.71	40

11.38	7.64	20,114	0.30		0.30		0.30		0.30		2.77	98

11.62	(14.42)	7,847	0.51	(f)	0.51	(f)	0.51	(f)	0.51	(f)	2.56	22

14.02	25.53	9,243	0.54		0.54		0.54		0.54		2.04	26

11.71	4.41	6,494	0.55		0.56		0.55		0.56		2.50	28

11.50	6.28	5,774	0.55		0.56		0.55		0.56		2.52	40

11.36	7.36	4,169	0.55		0.55		0.55		0.55		2.20	98

$12.08	(14.03)%	$215,450	0.05%		0.05%		0.05%		0.05%		2.78%	17%

14.54	29.68	193,069	0.04		0.05		0.04		0.05		2.32	21

11.65	3.47	76,525	0.06		0.07		0.06		0.07		2.85	34

11.58	6.67	42,033	0.06		0.07		0.06		0.07		2.94	24

11.58	8.56	16,958	0.06		0.07		0.06		0.07		2.52	101

12.05	(14.26)	25,937	0.30		0.30		0.30		0.30		2.52	17

14.51	29.36	28,579	0.29		0.30		0.29		0.30		2.05	21

11.63	3.15	22,984	0.31		0.32		0.31		0.32		2.66	34

11.57	6.43	18,672	0.31		0.32		0.31		0.32		2.58	24

11.57	8.29	17,270	0.31		0.32		0.31		0.32		2.69	101

12.08	(14.46)	6,983	0.52	(f)	0.52	(f)	0.52	(f)	0.52	(f)	2.29	17

14.55	28.97	7,914	0.54		0.55		0.54		0.55		1.80	21

11.67	2.95	6,109	0.56		0.57		0.56		0.57		2.36	34

11.61	6.15	5,062	0.56		0.57		0.56		0.57		2.33	24

11.61	8.06	4,330	0.56		0.57		0.56		0.57		2.10	101

ANNUAL REPORT	|	JUNE 30, 2022	29

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO REALPATH® Blend 2040 Fund
Institutional Class

06/30/2022	$14.96	$0.38	$(2.42)	$(2.04)	$(0.35)	$(0.17)	$(0.52)

06/30/2021	11.68	0.30	3.46	3.76	(0.41)	(0.07)	(0.48)

06/30/2020	11.71	0.31	0.02	0.33	(0.34)	(0.02)	(0.36)

06/30/2019	11.71	0.32	0.38	0.70	(0.31)	(0.39)	(0.70)

06/30/2018	11.00	0.29	0.71	1.00	(0.27)	(0.02)	(0.29)
Administrative Class

06/30/2022	14.92	0.34	(2.40)	(2.06)	(0.32)	(0.17)	(0.49)

06/30/2021	11.65	0.26	3.46	3.72	(0.38)	(0.07)	(0.45)

06/30/2020	11.69	0.29	0.01	0.30	(0.32)	(0.02)	(0.34)

06/30/2019	11.69	0.28	0.39	0.67	(0.28)	(0.39)	(0.67)

06/30/2018	10.99	0.31	0.66	0.97	(0.25)	(0.02)	(0.27)
Class A

06/30/2022	14.88	0.30	(2.39)	(2.09)	(0.30)	(0.17)	(0.47)

06/30/2021	11.62	0.22	3.45	3.67	(0.34)	(0.07)	(0.41)

06/30/2020	11.67	0.26	0.00	0.26	(0.29)	(0.02)	(0.31)

06/30/2019	11.67	0.26	0.38	0.64	(0.25)	(0.39)	(0.64)

06/30/2018	10.98	0.23	0.70	0.93	(0.22)	(0.02)	(0.24)

PIMCO REALPATH® Blend 2045 Fund
Institutional Class

06/30/2022	$15.11	$0.36	$(2.42)	$(2.06)	$(0.32)	$(0.19)	$(0.51)

06/30/2021	11.58	0.29	3.69	3.98	(0.38)	(0.07)	(0.45)

06/30/2020	11.67	0.30	(0.04)	0.26	(0.33)	(0.02)	(0.35)

06/30/2019	11.79	0.31	0.37	0.68	(0.32)	(0.48)	(0.80)

06/30/2018	11.00	0.28	0.77	1.05	(0.26)	0.00	(0.26)
Administrative Class

06/30/2022	15.06	0.32	(2.41)	(2.09)	(0.29)	(0.19)	(0.48)

06/30/2021	11.55	0.25	3.68	3.93	(0.35)	(0.07)	(0.42)

06/30/2020	11.65	0.28	(0.06)	0.22	(0.30)	(0.02)	(0.32)

06/30/2019	11.77	0.27	0.39	0.66	(0.30)	(0.48)	(0.78)

06/30/2018	10.99	0.31	0.71	1.02	(0.24)	0.00	(0.24)
Class A

06/30/2022	15.05	0.29	(2.42)	(2.13)	(0.27)	(0.19)	(0.46)

06/30/2021	11.54	0.21	3.69	3.90	(0.32)	(0.07)	(0.39)

06/30/2020	11.64	0.24	(0.04)	0.20	(0.28)	(0.02)	(0.30)

06/30/2019	11.77	0.25	0.37	0.62	(0.27)	(0.48)	(0.75)

06/30/2018	10.99	0.22	0.77	0.99	(0.21)	0.00	(0.21)

PIMCO REALPATH® Blend 2050 Fund
Institutional Class

06/30/2022	$15.28	$0.36	$(2.44)	$(2.08)	$(0.34)	$(0.21)	$(0.55)

06/30/2021	11.59	0.29	3.83	4.12	(0.36)	(0.07)	(0.43)

06/30/2020	11.74	0.29	(0.08)	0.21	(0.34)	(0.02)	(0.36)

06/30/2019	11.86	0.30	0.39	0.69	(0.31)	(0.50)	(0.81)

06/30/2018	11.05	0.28	0.79	1.07	(0.26)	0.00	(0.26)
Administrative Class

06/30/2022	15.23	0.32	(2.43)	(2.11)	(0.32)	(0.21)	(0.53)

06/30/2021	11.56	0.24	3.83	4.07	(0.33)	(0.07)	(0.40)

06/30/2020	11.71	0.27	(0.09)	0.18	(0.31)	(0.02)	(0.33)

06/30/2019	11.84	0.27	0.39	0.66	(0.29)	(0.50)	(0.79)

06/30/2018	11.04	0.31	0.73	1.04	(0.24)	0.00	(0.24)
Class A

06/30/2022	15.16	0.29	(2.43)	(2.14)	(0.30)	(0.21)	(0.51)

06/30/2021	11.51	0.21	3.81	4.02	(0.30)	(0.07)	(0.37)

06/30/2020	11.67	0.23	(0.08)	0.15	(0.29)	(0.02)	(0.31)

06/30/2019	11.80	0.24	0.39	0.63	(0.26)	(0.50)	(0.76)

06/30/2018	11.00	0.22	0.79	1.01	(0.21)	0.00	(0.21)

30	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$12.40	(14.20)%	$224,639	0.06%		0.06%		0.06%		0.06%		2.59%	17%

14.96	32.50	212,568	0.05		0.06		0.05		0.06		2.20	26

11.68	2.76	92,728	0.06		0.07		0.06		0.07		2.70	21

11.71	6.44	64,541	0.06		0.07		0.06		0.07		2.81	29

11.71	9.17	26,413	0.06		0.07		0.06		0.07		2.50	95

12.37	(14.33)	19,014	0.31		0.31		0.31		0.31		2.32%	17

14.92	32.21	21,456	0.30		0.31		0.30		0.31		1.90	26

11.65	2.45	16,746	0.31		0.32		0.31		0.32		2.52	21

11.69	6.21	12,386	0.31		0.32		0.31		0.32		2.48	29

11.69	8.90	11,003	0.31		0.32		0.31		0.32		2.66	95

12.32	(14.58)	7,441	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	2.08%	17

14.88	31.91	9,024	0.55		0.56		0.55		0.56		1.66	26

11.62	2.17	7,914	0.56		0.57		0.56		0.57		2.22	21

11.67	5.99	7,869	0.56		0.57		0.56		0.57		2.28	29

11.67	8.52	5,484	0.56		0.57		0.56		0.57		2.03	95

$12.54	(14.23)%	$207,869	0.06%		0.06%		0.06%		0.06%		2.47%	13%

15.11	34.67	200,184	0.05		0.06		0.05		0.06		2.13	22

11.58	2.16	91,173	0.06		0.07		0.06		0.07		2.59	16

11.67	6.45	69,426	0.06		0.07		0.06		0.07		2.70	16

11.79	9.57	41,708	0.06		0.07		0.06		0.07		2.43	105

12.49	(14.45)	18,702	0.31		0.31		0.31		0.31		2.21%	13

15.06	34.30	20,168	0.30		0.31		0.30		0.31		1.85	22

11.55	1.85	14,426	0.31		0.32		0.31		0.32		2.41	16

11.65	6.21	10,935	0.31		0.32		0.31		0.32		2.38	16

11.77	9.31	10,287	0.31		0.32		0.31		0.32		2.58	105

12.46	(14.69)	3,967	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	1.97	13

15.05	34.03	4,593	0.55		0.56		0.55		0.56		1.57	22

11.54	1.64	3,658	0.56		0.57		0.56		0.57		2.08	16

11.64	5.88	4,280	0.56		0.57		0.56		0.57		2.15	16

11.77	9.01	3,569	0.56		0.57		0.56		0.57		1.93	105

$12.65	(14.29)%	$206,038	0.06%		0.06%		0.06%		0.06%		2.43%	9%

15.28	35.82	200,851	0.05		0.06		0.05		0.06		2.08	19

11.59	1.66	103,972	0.06		0.07		0.06		0.07		2.53	20

11.74	6.54	84,302	0.06		0.07		0.06		0.07		2.64	16

11.86	9.69	50,057	0.06		0.07		0.06		0.07		2.39	108

12.59	(14.50)	19,530	0.31		0.31		0.31		0.31		2.15	9

15.23	35.44	22,454	0.30		0.31		0.30		0.31		1.78	19

11.56	1.43	17,960	0.31		0.32		0.31		0.32		2.32	20

11.71	6.22	17,027	0.31		0.32		0.31		0.32		2.34	16

11.84	9.44	14,382	0.31		0.32		0.31		0.32		2.58	108

12.51	(14.73)	3,704	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	1.93	9

15.16	35.11	4,896	0.55		0.56		0.55		0.56		1.51	19

11.51	1.16	4,101	0.56		0.57		0.56		0.57		2.03	20

11.67	5.99	4,520	0.56		0.57		0.56		0.57		2.09	16

11.80	9.20	3,782	0.56		0.57		0.56		0.57		1.90	108

ANNUAL REPORT	|	JUNE 30, 2022	31

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO REALPATH® Blend 2055 Fund
Institutional Class

06/30/2022	$15.33	$0.37	$(2.48)	$(2.11)	$(0.30)	$(0.17)	$(0.47)

06/30/2021	11.59	0.29	3.87	4.16	(0.38)	(0.04)	(0.42)

06/30/2020	11.79	0.29	(0.12)	0.17	(0.36)	(0.01)	(0.37)

06/30/2019	11.74	0.31	0.37	0.68	(0.21)	(0.42)	(0.63)

06/30/2018	11.02	0.28	0.77	1.05	(0.33)	0.00	(0.33)
Administrative Class

06/30/2022	15.31	0.33	(2.48)	(2.15)	(0.28)	(0.17)	(0.45)

06/30/2021	11.58	0.25	3.87	4.12	(0.35)	(0.04)	(0.39)

06/30/2020	11.78	0.28	(0.13)	0.15	(0.34)	(0.01)	(0.35)

06/30/2019	11.75	0.29	0.35	0.64	(0.19)	(0.42)	(0.61)

06/30/2018	11.03	0.30	0.73	1.03	(0.31)	0.00	(0.31)
Class A

06/30/2022	15.24	0.29	(2.45)	(2.16)	(0.27)	(0.17)	(0.44)

06/30/2021	11.53	0.21	3.86	4.07	(0.32)	(0.04)	(0.36)

06/30/2020	11.73	0.23	(0.12)	0.11	(0.30)	(0.01)	(0.31)

06/30/2019	11.69	0.24	0.38	0.62	(0.16)	(0.42)	(0.58)

06/30/2018	10.98	0.21	0.78	0.99	(0.28)	0.00	(0.28)

PIMCO REALPATH® Blend 2060 Fund
Institutional Class

06/30/2022	$12.47	$0.30	$(1.85)	$(1.55)	$(0.27)	$(0.81)	$(1.08)

06/30/2021	9.35	0.24	3.12	3.36	(0.24)	0.00	(0.24)

12/31/2019 - 06/30/2020	10.00	0.09	(0.74)	(0.65)	0.00	0.00	0.00
Administrative Class

06/30/2022	12.45	0.29	(1.87)	(1.58)	(0.26)	(0.81)	(1.07)

06/30/2021	9.33	0.24	3.10	3.34	(0.22)	0.00	(0.22)

12/31/2019 - 06/30/2020	10.00	0.08	(0.75)	(0.67)	0.00	0.00	0.00
Class A

06/30/2022	12.43	0.24	(1.84)	(1.60)	(0.24)	(0.81)	(1.05)

06/30/2021	9.32	0.20	3.11	3.31	(0.20)	0.00	(0.20)

12/31/2019 - 06/30/2020	10.00	0.08	(0.76)	(0.68)	0.00	0.00	0.00

PIMCO REALPATH® Blend Income Fund
Institutional Class

06/30/2022	$12.92	$0.43	$(2.04)	$(1.61)	$(0.37)	$(0.13)	$(0.50)

06/30/2021	11.58	0.36	1.84	2.20	(0.68)	(0.18)	(0.86)

06/30/2020	11.28	0.35	0.34	0.69	(0.39)	0.00	(0.39)

06/30/2019	10.92	0.37	0.34	0.71	(0.35)	0.00	(0.35)

06/30/2018	10.54	0.32	0.26	0.58	(0.20)	0.00	(0.20)
Administrative Class

06/30/2022	12.93	0.40	(2.05)	(1.65)	(0.34)	(0.13)	(0.47)

06/30/2021	11.59	0.33	1.84	2.17	(0.65)	(0.18)	(0.83)

06/30/2020	11.28	0.33	0.34	0.67	(0.36)	0.00	(0.36)

06/30/2019	10.92	0.33	0.35	0.68	(0.32)	0.00	(0.32)

06/30/2018	10.55	0.33	0.22	0.55	(0.18)	0.00	(0.18)
Class A

06/30/2022	12.84	0.37	(2.03)	(1.66)	(0.32)	(0.13)	(0.45)

06/30/2021	11.53	0.30	1.82	2.12	(0.63)	(0.18)	(0.81)

06/30/2020	11.24	0.32	0.32	0.64	(0.35)	0.00	(0.35)

06/30/2019	10.88	0.32	0.34	0.66	(0.30)	0.00	(0.30)

06/30/2018	10.52	0.27	0.25	0.52	(0.16)	0.00	(0.16)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)	Effective November 1, 2021, the Class’s Supervisory and Administrative fees was decreased by 0.05% to an annual rate of 0.22%.

32	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.75	(14.32)%	$145,097	0.06%		0.06%		0.06%		0.06%		2.47%		9%

15.33	36.15	122,612	0.06		0.06		0.06		0.06		2.11		14

11.59	1.33	51,061	0.07		0.07		0.06		0.06		2.49		28

11.79	6.41	32,098	0.06		0.07		0.06		0.07		2.76		51

11.74	9.56	10,558	0.06		0.07		0.06		0.07		2.43		67

12.71	(14.57)	8,409	0.31		0.31		0.31		0.31		2.21		9

15.31	35.81	7,860	0.31		0.31		0.31		0.31		1.81		14

11.58	1.15	4,828	0.32		0.32		0.31		0.31		2.46		28

11.78	6.02	605	0.31		0.32		0.31		0.32		2.58		51

11.75	9.37	152	0.31		0.32		0.31		0.32		2.54		67

12.64	(14.73)	2,622	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	1.92		9

15.24	35.46	3,159	0.56		0.56		0.56		0.56		1.52		14

11.53	0.85	2,684	0.57		0.57		0.56		0.56		1.98		28

11.73	5.86	2,758	0.56		0.57		0.56		0.57		2.11		51

11.69	9.04	2,038	0.56		0.57		0.56		0.57		1.85		67

$9.84	(13.93)%	$22,421	0.06%		0.06%		0.06%		0.06%		2.60%		50%

12.47	36.18	11,451	0.06		0.07		0.06		0.07		2.10		20

9.35	(6.50)	2,817	0.05	*	2.52	*	0.05	*	2.52	*	1.95	*	12

9.80	(14.19)	364	0.31		0.31		0.31		0.31		2.60		50

12.45	36.00	62	0.31		0.32		0.31		0.32		2.07		20

9.33	(6.70)	9	0.30	*	2.77	*	0.30	*	2.77	*	1.69	*	12

9.78	(14.32)	536	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	2.05		50

12.43	35.70	834	0.56		0.57		0.56		0.57		1.72		20

9.32	(6.80)	29	0.55	*	3.02	*	0.55	*	3.02	*	1.70	*	12

$10.81	(12.98)%	$170,997	0.03%		0.04%		0.03%		0.04%		3.49%		18%

12.92	19.37	191,873	0.03		0.04		0.03		0.04		2.88		17

11.58	6.16	106,005	0.04		0.05		0.04		0.05		3.08		52

11.28	6.70	21,432	0.04		0.05		0.04		0.05		3.41		64

10.92	5.52	7,556	0.04		0.04		0.04		0.04		2.91		34

10.81	(13.25)	25,098	0.28		0.29		0.28		0.29		3.23		18

12.93	19.09	31,198	0.28		0.29		0.28		0.29		2.67		17

11.59	6.02	29,547	0.29		0.30		0.29		0.30		2.93		52

11.28	6.44	11,586	0.29		0.30		0.29		0.30		3.08		64

10.92	5.17	13,340	0.29		0.29		0.29		0.29		2.98		34

10.73	(13.41)	28,738	0.50	(f)	0.51	(f)	0.50	(f)	0.51	(f)	3.03		18

12.84	18.71	30,699	0.53		0.54		0.53		0.54		2.39		17

11.53	5.71	16,501	0.54		0.55		0.54		0.55		2.82		52

11.24	6.25	7,204	0.54		0.55		0.54		0.55		2.92		64

10.88	4.91	3,535	0.54		0.54		0.54		0.54		2.51		34

ANNUAL REPORT	|	JUNE 30, 2022	33

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Assets:

Investments, at value
Investments in securities*	$122,236	$171,942	$175,442	$197,346
Investments in Affiliates	118,384	104,076	72,283	54,419
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,744	1,973	0	0
Cash	1	1	1	1
Receivable for investments sold	664	549	664	762
Receivable for investments in Affiliates sold	2,913	2,483	1,448	1,194
Receivable for Fund shares sold	1,634	896	2,098	716
Interest and/or dividends receivable	0	0	0	0
Dividends receivable from Affiliates	438	383	250	180
Reimbursement receivable from PIMCO	3	3	3	3
Total Assets	248,017	282,306	252,189	254,621

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$395	$447	$0	$0
Over the counter	11	12	11	12
Payable for investments purchased	2,877	3,660	3,358	3,256
Payable for investments in Affiliates purchased	452	395	258	185
Payable for Fund shares redeemed	134	137	176	56
Accrued investment advisory fees	2	2	4	6
Accrued supervisory and administrative fees	5	6	5	6
Accrued distribution fees	5	6	5	4
Accrued servicing fees	1	2	2	2
Total Liabilities	3,882	4,667	3,819	3,527

Net Assets	$244,135	$277,639	$248,370	$251,094

Net Assets Consist of:

Paid in capital	$261,692	$291,932	$258,841	$255,824
Distributable earnings (accumulated loss)	(17,557)	(14,293)	(10,471)	(4,730)

Net Assets	$244,135	$277,639	$248,370	$251,094

Cost of investments in securities	$119,866	$168,566	$175,544	$194,831
Cost of investments in Affiliates	$140,652	$123,751	$84,608	$63,004
Cost or premiums of financial derivative instruments, net	$1,304	$1,469	$0	$0

* Includes repurchase agreements of:	$365	$579	$526	$255

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

$193,775	$204,355	$139,645	$20,566	$93,779
36,234	25,020	16,226	2,425	126,777

0	0	0	0	1,682
1	1	1	230	1
8	30	22	1	3,176
0	0	0	0	1,211
1,321	610	1,030	177	596
0	0	0	0	1
109	73	43	6	471
3	3	2	0	3
231,451	230,092	156,969	23,405	227,697

$0	$0	$0	$0	$378
11	11	8	1	10
706	703	475	73	1,861
112	76	44	6	486
68	15	305	2	107
6	6	4	1	2
5	4	3	1	9
4	4	1	0	5
1	1	1	0	6
913	820	841	84	2,864

$230,538	$229,272	$156,128	$23,321	$224,833

$231,631	$224,709	$160,118	$26,263	$242,787
(1,093)	4,563	(3,990)	(2,942)	(17,954)

$230,538	$229,272	$156,128	$23,321	$224,833

$191,772	$199,367	$143,666	$23,382	$88,561
$41,435	$28,507	$18,081	$2,644	$149,142
$0	$0	$0	$0	$1,260

$315	$621	$561	$0	$550

ANNUAL REPORT	|	JUNE 30, 2022	35

Statements of Assets and Liabilities	(Cont.)

	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Net Assets:

Institutional Class	$211,435	$239,698	$215,450	$224,639
Administrative Class	25,795	30,094	25,937	19,014
Class A	6,905	7,847	6,983	7,441

Shares Issued and Outstanding:

Institutional Class	18,736	20,509	17,842	18,109
Administrative Class	2,292	2,581	2,152	1,538
Class A	614	675	578	604

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.29	$11.69	$12.08	$12.40
Administrative Class	11.25	11.66	12.05	12.37
Class A	11.25	11.62	12.08	12.32

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

$207,869	$206,038	$145,097	$22,421	$170,997
18,702	19,530	8,409	364	25,098
3,967	3,704	2,622	536	28,738

16,580	16,294	11,381	2,278	15,824
1,497	1,551	662	37	2,322
318	296	208	55	2,679

$12.54	$12.65	$12.75	$9.84	$10.81
12.49	12.59	12.71	9.80	10.81
12.46	12.51	12.64	9.78	10.73

ANNUAL REPORT	|	JUNE 30, 2022	37

Statements of Operations

Year Ended June 30, 2022
(Amounts in thousands†)	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Investment Income:

Interest	$1	$2	$1	$1
Dividends	2,935	3,979	3,880	4,532
Dividends from Investments in Affiliates	5,921	5,008	3,137	2,344
Total Income	8,857	8,989	7,018	6,877

Expenses:

Investment advisory fees	26	29	50	78
Supervisory and administrative fees	73	79	67	72
Distribution and/or servicing fees - Administrative Class	73	86	72	54
Distribution and/or servicing fees - Class A	24	24	20	23
Trustee fees	17	19	16	16
Miscellaneous expense	0	0	0	0
Total Expenses	213	237	225	243
Waiver and/or Reimbursement by PIMCO	(5)	(5)	(4)	(4)
Net Expenses	208	232	221	239

Net Investment Income (Loss)	8,649	8,757	6,797	6,638

Net Realized Gain (Loss):

Investments in securities	1,342	84	(532)	(1,514)
Investments in Affiliates	(2,228)	(2,405)	(1,297)	(957)
Net capital gain distributions received from investments	1,992	2,760	2,643	3,038
Net capital gain distributions received from Affiliate investments	1,814	1,899	1,192	949
Exchange-traded or centrally cleared financial derivative instruments	(1,087)	(1,230)	0	0
Over the counter financial derivative instruments	(466)	(594)	(584)	(601)

Net Realized Gain (Loss)	1,367	514	1,422	915

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(26,240)	(35,189)	(35,513)	(39,824)
Investments in Affiliates	(21,916)	(19,973)	(13,226)	(9,637)
Exchange-traded or centrally cleared financial derivative instruments	729	836	0	0
Over the counter financial derivative instruments	(7)	(8)	(8)	(8)

Net Change in Unrealized Appreciation (Depreciation)	(47,434)	(54,334)	(48,747)	(49,469)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(37,418)	$(45,063)	$(40,528)	$(41,916)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

$2	$2	$1	$0	$1
4,502	4,772	3,109	374	2,363
1,511	1,184	716	79	6,590
6,015	5,958	3,826	453	8,954

72	72	45	5	25
58	59	37	5	120
52	56	22	1	75
11	12	8	2	80
15	16	10	1	17
0	0	0	0	13
208	215	122	14	330
(4)	(4)	(2)	(0)	(17)
204	211	120	14	313

5,811	5,747	3,706	439	8,641

(761)	(45)	(295)	816	12
(590)	(504)	(323)	(54)	(2,041)
2,898	3,086	1,981	220	1,492
652	496	259	27	1,397
0	0	0	0	(1,130)
(561)	(483)	(408)	(75)	(323)

1,638	2,550	1,214	934	(593)

(39,812)	(42,046)	(28,269)	(4,392)	(20,195)
(5,888)	(3,981)	(2,119)	(240)	(23,454)
0	0	0	0	768
(8)	(7)	(6)	(1)	(6)

(45,708)	(46,034)	(30,394)	(4,633)	(42,887)

$(38,259)	$(37,737)	$(25,474)	$(3,260)	$(34,839)

ANNUAL REPORT	|	JUNE 30, 2022	39

Statements of Changes in Net Assets

	PIMCO REALPATH® Blend 2025 Fund		PIMCO REALPATH® Blend 2030 Fund		PIMCO REALPATH® Blend 2035 Fund		PIMCO REALPATH® Blend 2040 Fund

(Amounts in thousands†)	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$8,649	$5,351	$8,757	$5,607	$6,797	$3,971	$6,638	$4,017
Net realized gain (loss)	1,367	7,444	514	8,106	1,422	5,149	915	5,630
Net change in unrealized appreciation (depreciation)	(47,434)	25,245	(54,334)	35,198	(48,747)	34,324	(49,469)	40,612

Net Increase (Decrease) in Net Assets Resulting from Operations	(37,418)	38,040	(45,063)	48,911	(40,528)	43,444	(41,916)	50,259

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(8,018)	(11,035)	(9,001)	(10,302)	(7,076)	(6,202)	(7,842)	(6,080)
Administrative Class	(1,020)	(1,732)	(1,183)	(1,571)	(965)	(953)	(733)	(644)
Class A	(313)	(483)	(316)	(378)	(245)	(245)	(300)	(258)

Total Distributions(a)	(9,351)	(13,250)	(10,500)	(12,251)	(8,286)	(7,400)	(8,875)	(6,982)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	30,933	120,107	50,972	106,079	67,622	87,900	58,837	82,383

Total Increase (Decrease) in Net Assets	(15,836)	144,897	(4,591)	142,739	18,808	123,944	8,046	125,660

Net Assets:

Beginning of year	259,971	115,074	282,230	139,491	229,562	105,618	243,048	117,388
End of year	$244,135	$259,971	$277,639	$282,230	$248,370	$229,562	$251,094	$243,048

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2045 Fund		PIMCO REALPATH® Blend 2050 Fund		PIMCO REALPATH® Blend 2055 Fund		PIMCO REALPATH® Blend 2060 Fund		PIMCO REALPATH® Blend Income Fund

Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021

$5,811	$3,556	$5,747	$3,682	$3,706	$2,007	$439	$151	$8,641	$5,840
1,638	5,475	2,550	6,521	1,214	3,188	934	143	(593)	7,649
(45,708)	39,352	(46,034)	43,063	(30,394)	23,075	(4,633)	1,769	(42,887)	21,836

(38,259)	48,383	(37,737)	53,266	(25,474)	28,270	(3,260)	2,063	(34,839)	35,325

(6,960)	(5,403)	(7,450)	(5,238)	(4,157)	(3,040)	(1,260)	(173)	(7,604)	(11,107)
(675)	(556)	(792)	(580)	(261)	(189)	(14)	(1)	(1,147)	(1,988)
(141)	(116)	(173)	(113)	(91)	(72)	(90)	(11)	(1,174)	(1,655)

(7,776)	(6,075)	(8,415)	(5,931)	(4,509)	(3,301)	(1,364)	(185)	(9,925)	(14,750)

51,628	73,380	47,223	54,833	52,480	50,089	15,598	7,614	15,827	81,142

5,593	115,688	1,071	102,168	22,497	75,058	10,974	9,492	(28,937)	101,717

224,945	109,257	228,201	126,033	133,631	58,573	12,347	2,855	253,770	152,053
$230,538	$224,945	$229,272	$228,201	$156,128	$133,631	$23,321	$12,347	$224,833	$253,770

ANNUAL REPORT	|	JUNE 30, 2022	41

Schedule of Investments	PIMCO REALPATH® Blend 2025 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 50.1%

MUTUAL FUNDS 49.5%

Vanguard Developed Markets Index Fund ‘Institutional’	3,152,947	$41,304

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	571,822	15,027

Vanguard Institutional Index Fund ‘Institutional’	188,412	60,407

Vanguard Small-Cap Index Fund ‘Institutional’	48,005	4,051

Total Mutual Funds (Cost $118,419)		120,789

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (d) 0.1%
		365

U.S. TREASURY BILLS 0.5%
0.958% due 07/26/2022 - 08/18/2022 (a)(b)(g)	$1,083	1,082

Total Short-Term Instruments (Cost $1,447)		1,447

Total Investments in Securities (Cost $119,866)		122,236

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 48.5%

MUTUAL FUNDS (c) 46.2%

PIMCO Emerging Markets Local Currency and Bond Fund	2,280,797	$11,974

PIMCO High Yield Fund	708,969	5,381

PIMCO Income Fund	2,738,078	29,051

PIMCO International Bond Fund (U.S. Dollar-Hedged)	538,500	5,250

PIMCO Long-Term Real Return Fund	2,642,050	13,527

PIMCO Long-Term U.S. Government Fund	3,954,405	16,688

PIMCO Real Return Fund	668,824	7,170

PIMCO Total Return Fund	2,633,205	23,699

Total Mutual Funds (Cost $135,005)		112,740

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.3%

PIMCO Short-Term Floating NAV Portfolio III	581,646	$5,644

Total Short-Term Instruments (Cost $5,647)		5,644

Total Investments in Affiliates (Cost $140,652)		118,384

Total Investments 98.6% (Cost $260,518)		$240,620

Financial Derivative Instruments (e)(f) 0.5% (Cost or Premiums, net $1,304)		1,338

Other Assets and Liabilities, net 0.9%		2,177

Net Assets 100.0%		$244,135

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$365	U.S. Treasury Notes 3.000% due 06/30/2024	$(372)	$365	$365

Total Repurchase Agreements						$(372)	$365	$365

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$365	$0	$0	$365	$(372)	$(7)

Total Borrowings and Other Financing Transactions	$365	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	3,100.000	09/16/2022	21	$2	$166	$58
Put - CBOE S&P 500	3,425.000	09/16/2022	22	2	259	154
Put - CBOE S&P 500	3,175.000	12/16/2022	13	1	117	110
Put - CBOE S&P 500	3,525.000	12/16/2022	25	3	333	402
Put - CBOE S&P 500	3,050.000	03/17/2023	14	1	120	140
Put - CBOE S&P 500	3,375.000	03/17/2023	27	3	339	444
Put - CBOE S&P 500	2,850.000	06/16/2023	45	5	505	436

Total Purchased Options					$1,839	$1,744

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,600.000	09/16/2022	22	$2	$(89)	$(20)
Put - CBOE S&P 500	2,625.000	12/16/2022	25	3	(117)	(80)
Put - CBOE S&P 500	2,500.000	03/17/2023	27	3	(119)	(118)
Put - CBOE S&P 500	2,200.000	06/16/2023	45	5	(210)	(177)

Total Written Options					$(535)	$(395)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1,744	$0	$0	$1,744		$(395)	$0	$0	$(395)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	122	1.510% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	$2,586	$0	$(4)	$0	$(4)
	Receive	FNRETR Index	300	1.980% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	6,359	0	(7)	0	(7)

Total Swap Agreements								$0	$(11)	$0	$(11)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(11)	$(11)	$(11)	$740	$729

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(11)	$(11)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	43

Schedule of Investments	PIMCO REALPATH® Blend 2025 Fund	(Cont.)

(g)

Securities with an aggregate market value of $740 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,744	$0	$0	$1,744

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$395	$0	$0	$395

Over the counter
Swap Agreements	$0	$0	$11	$0	$0	$11

	$0	$0	$406	$0	$0	$406

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,349)	$0	$0	$(1,349)
Written Options	0	0	262	0	0	262

	$0	$0	$(1,087)	$0	$0	$(1,087)

Over the counter
Swap Agreements	$0	$0	$(466)	$0	$0	$(466)

	$0	$0	$(1,553)	$0	$0	$(1,553)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$790	$0	$0	$790
Written Options	0	0	(61)	0	0	(61)

	$0	$0	$729	$0	$0	$729

Over the counter
Swap Agreements	$0	$0	$(7)	$0	$0	$(7)

	$0	$0	$722	$0	$0	$722

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Mutual Funds	$120,789	$0	$0	$120,789
Short-Term Instruments
Repurchase Agreements	0	365	0	365
U.S. Treasury Bills	0	1,082	0	1,082

	$120,789	$1,447	$0	$122,236

Investments in Affiliates, at Value
Mutual Funds	112,740	0	0	112,740
Short-Term Instruments
Central Funds Used for Cash Management Purposes	5,644	0	0	5,644

	$118,384	$0	$0	$118,384

Total Investments	$239,173	$1,447	$0	$240,620

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1,744	$0	$1,744

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(395)	0	(395)
Over the counter	0	(11)	0	(11)

	$0	$(406)	$0	$(406)

Total Financial Derivative Instruments	$0	$1,338	$0	$1,338

Totals	$239,173	$2,785	$0	$241,958

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	45

Schedule of Investments	PIMCO REALPATH® Blend 2030 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 62.0%

MUTUAL FUNDS 61.3%

Vanguard Developed Markets Index Fund ‘Institutional’	4,140,110	$54,236

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	788,210	20,714

Vanguard Institutional Index Fund ‘Institutional’	273,247	87,606

Vanguard Small-Cap Index Fund ‘Institutional’	89,284	7,535

Total Mutual Funds (Cost $166,714)		170,091

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (d) 0.2%
		579

U.S. TREASURY BILLS 0.5%
0.943% due 07/26/2022 - 08/18/2022 (a)(b)(g)	$1,274	1,272

Total Short-Term Instruments (Cost $1,852)		1,851

Total Investments in Securities (Cost $168,566)		171,942

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 37.4%

MUTUAL FUNDS (c) 34.6%

PIMCO Emerging Markets Local Currency and Bond Fund	2,292,239	$12,034

PIMCO High Yield Fund	635,088	4,820

PIMCO Income Fund	1,978,402	20,991

PIMCO International Bond Fund (U.S. Dollar-Hedged)	360,417	3,514

PIMCO Long-Term Real Return Fund	2,659,715	13,618

PIMCO Long-Term U.S. Government Fund	4,659,730	19,664

PIMCO Real Return Fund	496,478	5,322

PIMCO Total Return Fund	1,800,040	16,201

Total Mutual Funds (Cost $115,837)		96,164

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.8%

PIMCO Short-Term Floating NAV Portfolio III	815,328	$7,912

Total Short-Term Instruments (Cost $7,914)		7,912

Total Investments in Affiliates (Cost $123,751)		104,076

Total Investments 99.4% (Cost $292,317)		$276,018

Financial Derivative Instruments (e)(f) 0.5% (Cost or Premiums, net $1,469)		1,514

Other Assets and Liabilities, net 0.1%		107

Net Assets 100.0%		$277,639

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$579	U.S. Treasury Notes 3.000% due 06/30/2024	$(591)	$579	$579

Total Repurchase Agreements						$(591)	$579	$579

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$579	$0	$0	$579	$(591)	$(12)

Total Borrowings and Other Financing Transactions	$579	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	3,100.000	09/16/2022	23	$2	$182	$64
Put - CBOE S&P 500	3,425.000	09/16/2022	24	2	283	168
Put - CBOE S&P 500	3,175.000	12/16/2022	15	2	135	126
Put - CBOE S&P 500	3,525.000	12/16/2022	28	3	373	450
Put - CBOE S&P 500	3,050.000	03/17/2023	16	2	137	160
Put - CBOE S&P 500	3,375.000	03/17/2023	31	3	389	510
Put - CBOE S&P 500	2,850.000	06/16/2023	51	5	572	495

Total Purchased Options					$2,071	$1,973

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,600.000	09/16/2022	24	$2	$(97)	$(22)
Put - CBOE S&P 500	2,625.000	12/16/2022	28	3	(131)	(90)
Put - CBOE S&P 500	2,500.000	03/17/2023	31	3	(136)	(135)
Put - CBOE S&P 500	2,200.000	06/16/2023	51	5	(238)	(200)

Total Written Options					$(602)	$(447)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1,973	$0	$0	$1,973	$(447)	$0	$0	$(447)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	126	1.510% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	$2,671	$0	$(3)	$0	$(3)
	Receive	FNRETR Index	362	1.980% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	7,673	0	(9)	0	(9)

Total Swap Agreements								$0	$(12)	$0	$(12)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/received as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(12)	$(12)	$(12)	$619	$607

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	47

Schedule of Investments	PIMCO REALPATH® Blend 2030 Fund	(Cont.)

(g)

Securities with an aggregate market value of $619 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,973	$0	$0	$1,973

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$447	$0	$0	$447

Over the counter
Swap Agreements	$0	$0	$12	$0	$0	$12

	$0	$0	$459	$0	$0	$459

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,527)	$0	$0	$(1,527)
Written Options	0	0	297	0	0	297

	$0	$0	$(1,230)	$0	$0	$(1,230)

Over the counter
Swap Agreements	$0	$0	$(594)	$0	$0	$(594)

	$0	$0	$(1,824)	$0	$0	$(1,824)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$909	$0	$0	$909
Written Options	0	0	(73)	0	0	(73)

	$0	$0	$836	$0	$0	$836

Over the counter
Swap Agreements	$0	$0	$(8)	$0	$0	$(8)

	$0	$0	$828	$0	$0	$828

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Mutual Funds	$170,091	$0	$0	$170,091
Short-Term Instruments
Repurchase Agreements	0	579	0	579
U.S. Treasury Bills	0	1,272	0	1,272

	$170,091	$1,851	$0	$171,942

Investments in Affiliates, at Value
Mutual Funds	96,164	0	0	96,164
Short-Term Instruments
Central Funds Used for Cash Management Purposes	7,912	0	0	7,912

	$104,076	$0	$0	$104,076

Total Investments	$274,167	$1,851	$0	$276,018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1,973	$0	$1,973

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(447)	0	(447)
Over the counter	0	(12)	0	(12)

	$0	$(459)	$0	$(459)

Total Financial Derivative Instruments	$0	$1,514	$0	$1,514

Totals	$274,167	$3,365	$0	$277,532

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	49

Schedule of Investments	PIMCO REALPATH® Blend 2035 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 70.7%

MUTUAL FUNDS 70.1%

Vanguard Developed Markets Index Fund ‘Institutional’	4,243,607	$	55,591

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	762,843		20,048

Vanguard Institutional Index Fund ‘Institutional’	279,329		89,556

Vanguard Small-Cap Index Fund ‘Institutional’	102,015		8,609

Total Mutual Funds (Cost $173,906)			173,804

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (d) 0.2%
			526

U.S. TREASURY BILLS 0.4%
0.921% due 07/26/2022 - 08/18/2022 (a)(b)(f)	$1,113		1,112

Total Short-Term Instruments (Cost $1,638)			1,638

Total Investments in Securities (Cost $175,544)			175,442

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 29.0%

MUTUAL FUNDS (c) 25.3%

PIMCO Emerging Markets Local Currency and Bond Fund	1,824,720	$	9,580

PIMCO High Yield Fund	407,413		3,092

PIMCO Income Fund	1,225,786		13,006

PIMCO International Bond Fund (U.S. Dollar-Hedged)	215,943		2,105

PIMCO Long-Term Real Return Fund	1,682,464		8,614

PIMCO Long-Term U.S. Government Fund	3,131,088		13,213

PIMCO Real Return Fund	333,360		3,574

PIMCO Total Return Fund	1,111,693		10,005

Total Mutual Funds (Cost $75,511)			63,189

	SHARES		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.7%

PIMCO Short-Term Floating NAV Portfolio III	937,113	$	9,094

Total Short-Term Instruments (Cost $9,097)			9,094

Total Investments in Affiliates (Cost $84,608)			72,283

Total Investments 99.7% (Cost $260,152)		$	247,725

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $0)			(11)

Other Assets and Liabilities, net 0.3%			656

Net Assets 100.0%		$	248,370

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$526	U.S. Treasury Notes 3.000% due 06/30/2024	$(537)	$526	$526

Total Repurchase Agreements						$(537)	$526	$526

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$526	$0	$0	$526	$(537)	$(11)

Total Borrowings and Other Financing Transactions	$526	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	94	1.510% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	$1,992	$0	$(3)	$0	$(3)
	Receive	FNRETR Index	352	1.980% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	7,461	0	(8)	0	(8)

Total Swap Agreements								$0	$(11)	$0	$(11)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(11)	$(11)	$(11)	$750	$739

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(11)	$(11)

(f)

Securities with an aggregate market value of $750 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$11	$0	$0	$11

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(584)	$0	$0	$(584)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(8)	$0	$0	$(8)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	51

Schedule of Investments	PIMCO REALPATH® Blend 2035 Fund	(Cont.)	June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Mutual Funds	$173,804	$0	$0	$173,804
Short-Term Instruments
Repurchase Agreements	0	526	0	526
U.S. Treasury Bills	0	1,112	0	1,112

	$173,804	$1,638	$0	$175,442

Investments in Affiliates, at Value
Mutual Funds	63,189	0	0	63,189
Short-Term Instruments
Central Funds Used for Cash Management Purposes	9,094	0	0	9,094

	$72,283	$0	$0	$72,283

Total Investments	$246,087	$1,638	$0	$247,725

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(11)	$0	$(11)

Total Financial Derivative Instruments	$0	$(11)	$0	$(11)

Totals	$246,087	$1,627	$0	$247,714

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

52	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2040 Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 78.6%

MUTUAL FUNDS 78.0%

Vanguard Developed Markets Index Fund ‘Institutional’	4,997,489	$65,467

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	801,943	21,075

Vanguard Institutional Index Fund ‘Institutional’	310,937	99,689

Vanguard Small-Cap Index Fund ‘Institutional’	114,796	9,688

Total Mutual Funds (Cost $193,404)		195,919

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (d) 0.1%
		255

U.S. TREASURY BILLS 0.5%
0.920% due 07/26/2022 - 08/18/2022 (a)(b)(f)	$1,173	1,172

Total Short-Term Instruments (Cost $1,427)		1,427

Total Investments in Securities (Cost $194,831)		197,346

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 21.7%

MUTUAL FUNDS (c) 17.7%

PIMCO Emerging Markets Local Currency and Bond Fund	1,558,904	$8,184

PIMCO High Yield Fund	186,211	1,414

PIMCO Income Fund	784,435	8,323

PIMCO International Bond Fund (U.S. Dollar-Hedged)	151,203	1,474

PIMCO Long-Term Real Return Fund	1,203,057	6,160

PIMCO Long-Term U.S. Government Fund	2,233,008	9,423

PIMCO Real Return Fund	247,504	2,653

PIMCO Total Return Fund	761,979	6,858

Total Mutual Funds (Cost $53,071)		44,489

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%

PIMCO Short-Term Floating NAV Portfolio III	1,023,334	$9,930

Total Short-Term Instruments (Cost $9,933)		9,930

Total Investments in Affiliates (Cost $63,004)		54,419

Total Investments 100.3% (Cost $257,835)		$251,765

Financial Derivative Instruments (e)(f) (0.0)% (Cost or Premiums, net $0)		(12)

Other Assets and Liabilities, net (0.3)%		(659)

Net Assets 100.0%		$251,094

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$255	U.S. Treasury Notes 3.000% due 06/30/2024	$(260)	$255	$255

Total Repurchase Agreements						$(260)	$255	$255

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$255	$0	$0	$255	$(260)	$(5)

Total Borrowings and Other Financing Transactions	$255	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	53

Schedule of Investments	PIMCO REALPATH® Blend 2040 Fund	(Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	136	1.510% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	$2,883	$0	$(4)	$0	$(4)
	Receive	FNRETR Index	333	1.980% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	7,058	0	(8)	0	(8)

Total Swap Agreements								$0	$(12)	$0	$(12)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(12)	$(12)	$(12)	$800	$788

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(12)	$(12)

(f)

Securities with an aggregate market value of $800 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$12	$0	$0	$12

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(601)	$0	$0	$(601)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(8)	$0	$0	$(8)

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Mutual Funds	$195,919	$0	$0	$195,919
Short-Term Instruments
Repurchase Agreements	0	255	0	255
U.S. Treasury Bills	0	1,172	0	1,172

	$195,919	$1,427	$0	$197,346

Investments in Affiliates, at Value
Mutual Funds	44,489	0	0	44,489
Short-Term Instruments
Central Funds Used for Cash Management Purposes	9,930	0	0	9,930

	$54,419	$0	$0	$54,419

Total Investments	$250,338	$1,427	$0	$251,765

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(12)	$0	$(12)

Total Financial Derivative Instruments	$0	$(12)	$0	$(12)

Totals	$250,338	$1,415	$0	$251,753

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	55

Schedule of Investments	PIMCO REALPATH® Blend 2045 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 84.1%

MUTUAL FUNDS 83.5%

Vanguard Developed Markets Index Fund ‘Institutional’	5,141,487	$67,353

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	769,127	20,213

Vanguard Institutional Index Fund ‘Institutional’	297,670	95,436

Vanguard Small-Cap Index Fund ‘Institutional’	111,106	9,376

Total Mutual Funds (Cost $190,375)		192,378

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (d) 0.1%
		315

U.S. TREASURY BILLS 0.5%
0.918% due 07/26/2022 - 08/18/2022 (a)(b)(f)	$1,083	1,082

Total Short-Term Instruments (Cost $1,397)		1,397

Total Investments in Securities (Cost $191,772)		193,775

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 15.7%

MUTUAL FUNDS (c) 11.7%

PIMCO Emerging Markets Local Currency and Bond Fund	1,017,642	$5,343

PIMCO High Yield Fund	35,797	272

PIMCO Income Fund	416,581	4,420

PIMCO International Bond Fund (U.S. Dollar-Hedged)	103,301	1,007

PIMCO Long-Term Real Return Fund	781,489	4,001

PIMCO Long-Term U.S. Government Fund	1,504,975	6,351

PIMCO Real Return Fund	148,071	1,587

PIMCO Total Return Fund	453,887	4,085

Total Mutual Funds (Cost $32,265)		27,066

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%

PIMCO Short-Term Floating NAV Portfolio III	944,738	$9,168

Total Short-Term Instruments (Cost $9,170)		9,168

Total Investments in Affiliates (Cost $41,435)		36,234

Total Investments 99.8% (Cost $233,207)		$230,009

Financial Derivative Instruments (e)(f) (0.0)% (Cost or Premiums, net $0)		(11)

Other Assets and Liabilities, net 0.2%		540

Net Assets 100.0%		$230,538

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$315	U.S. Treasury Notes 3.000% due 06/30/2024	$(321)	$315	$315

Total Repurchase Agreements						$(321)	$315	$315

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$315	$0	$0	$315	$(321)	$(6)

Total Borrowings and Other Financing Transactions	$315	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

56	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	131	1.510% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	$2,777	$0	$(4)	$0	$(4)
	Receive	FNRETR Index	308	1.980% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	6,528	0	(7)	0	(7)

Total Swap Agreements								$0	$(11)	$0	$(11)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(11)	$(11)	$(11)	$740	$729

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(11)	$(11)

(f)

Securities with an aggregate market value of $740 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$11	$0	$0	$11

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(561)	$0	$0	$(561)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(8)	$0	$0	$(8)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	57

Schedule of Investments	PIMCO REALPATH® Blend 2045 Fund	(Cont.)	June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Mutual Funds	$192,378	$0	$0	$192,378
Short-Term Instruments
Repurchase Agreements	0	315	0	315
U.S. Treasury Bills	0	1,082	0	1,082

	$192,378	$1,397	$0	$193,775

Investments in Affiliates, at Value
Mutual Funds	27,066	0	0	27,066
Short-Term Instruments
Central Funds Used for Cash Management Purposes	9,168	0	0	9,168

	$36,234	$0	$0	$36,234

Total Investments	$228,612	$1,397	$0	$230,009

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(11)	$0	$(11)

Total Financial Derivative Instruments	$0	$(11)	$0	$(11)

Totals	$228,612	$1,386	$0	$229,998

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

58	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2050 Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.1%

MUTUAL FUNDS 88.4%

Vanguard Developed Markets Index Fund ‘Institutional’	5,468,377	$71,636

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	775,242	20,373

Vanguard Institutional Index Fund ‘Institutional’	313,942	100,653

Vanguard Small-Cap Index Fund ‘Institutional’	118,374	9,990

Total Mutual Funds (Cost $197,664)		202,652

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (d) 0.3%
		621

U.S. TREASURY BILLS 0.4%
0.919% due 07/26/2022 - 08/18/2022 (a)(b)(f)	$1,083	1,082

Total Short-Term Instruments (Cost $1,703)		1,703

Total Investments in Securities (Cost $199,367)		204,355

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 10.9%

MUTUAL FUNDS (c) 7.9%

PIMCO Emerging Markets Local Currency and Bond Fund	689,572	$3,620

PIMCO Income Fund	242,569	2,573

PIMCO International Bond Fund (U.S. Dollar-Hedged)	94,391	920

PIMCO Long-Term Real Return Fund	550,742	2,820

PIMCO Long-Term U.S. Government Fund	1,063,419	4,488

PIMCO Real Return Fund	99,053	1,062

PIMCO Total Return Fund	300,526	2,705

Total Mutual Funds (Cost $21,671)		18,188

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%

PIMCO Short-Term Floating NAV Portfolio III	704,044	$6,832

Total Short-Term Instruments (Cost $6,836)		6,832

Total Investments in Affiliates (Cost $28,507)		25,020

Total Investments 100.0% (Cost $227,874)		$229,375

Financial Derivative Instruments (e)(f) (0.0)% (Cost or Premiums, net $0)		(11)

Other Assets and Liabilities, net 0.0%		(92)

Net Assets 100.0%		$229,272

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$621	U.S. Treasury Notes 3.000% due 06/30/2024	$(634)	$621	$621

Total Repurchase Agreements						$(634)	$621	$621

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$621	$0	$0	$621	$(634)	$(13)

Total Borrowings and Other Financing Transactions	$621	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	59

Schedule of Investments	PIMCO REALPATH® Blend 2050 Fund	(Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	147	1.510% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	$3,116	$0	$(4)	$0	$(4)
	Receive	FNRETR Index	302	1.980% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	6,401	0	(7)	0	(7)

Total Swap Agreements								$0	$(11)	$0	$(11)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(11)	$(11)	$(11)	$710	$699

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(11)	$(11)

(f)

Securities with an aggregate market value of $710 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$11	$0	$0	$11

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(483)	$0	$0	$(483)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(7)	$0	$0	$(7)

60	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Mutual Funds	$202,652	$0	$0	$202,652
Short-Term Instruments
Repurchase Agreements	0	621	0	621
U.S. Treasury Bills	0	1,082	0	1,082

	$202,652	$1,703	$0	$204,355

Investments in Affiliates, at Value
Mutual Funds	18,188	0	0	18,188
Short-Term Instruments
Central Funds Used for Cash Management Purposes	6,832	0	0	6,832

	$25,020	$0	$0	$25,020

Total Investments	$227,672	$1,703	$0	$229,375

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(11)	$0	$(11)

Total Financial Derivative Instruments	$0	$(11)	$0	$(11)

Totals	$227,672	$1,692	$0	$229,364

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	61

Schedule of Investments	PIMCO REALPATH® Blend 2055 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.4%

MUTUAL FUNDS 88.7%

Vanguard Developed Markets Index Fund ‘Institutional’	3,734,585	$48,923

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	523,188	13,749

Vanguard Institutional Index Fund ‘Institutional’	215,320	69,034

Vanguard Small-Cap Index Fund ‘Institutional’	81,748	6,899

Total Mutual Funds (Cost $142,625)		138,605

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (d) 0.4%
		561

U.S. TREASURY BILLS 0.3%
1.011% due 07/26/2022 - 08/18/2022 (a)(b)(f)	$480	479

Total Short-Term Instruments (Cost $1,041)		1,040

Total Investments in Securities (Cost $143,666)		139,645

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 10.4%

MUTUAL FUNDS (c) 6.6%

PIMCO Emerging Markets Local Currency and Bond Fund	$391,575	$2,056

PIMCO Income Fund	130,464	1,384

PIMCO International Bond Fund (U.S. Dollar-Hedged)	60,739	592

PIMCO Long-Term Real Return Fund	314,660	1,611

PIMCO Long-Term U.S. Government Fund	607,674	2,565

PIMCO Real Return Fund	53,753	576

PIMCO Total Return Fund	159,230	1,433

Total Mutual Funds (Cost $12,071)		10,217

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.8%

PIMCO Short-Term Floating NAV Portfolio III	$619,230	$6,009

Total Short-Term Instruments (Cost $6,010)		6,009

Total Investments in Affiliates (Cost $18,081)		16,226

Total Investments 99.8% (Cost $161,747)		$155,871

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $0)		(8)

Other Assets and Liabilities, net 0.2%		265

Net Assets 100.0%		$156,128

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$561	U.S. Treasury Notes 3.000% due 06/30/2024	$(572)	$561	$561

Total Repurchase Agreements						$(572)	$561	$561

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$561	$0	$0	$561	$(572)	$(11)

Total Borrowings and Other Financing Transactions	$561	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

62	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	81	1.510% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	$1,717	$0	$(2)	$0	$(2)
	Receive	FNRETR Index	223	1.980% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	4,727	0	(6)	0	(6)

Total Swap Agreements								$0	$(8)	$0	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(8)	$(8)	$(8)	$480	$472

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(8)	$(8)

(f)

Securities with an aggregate market value of $480 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$8	$0	$0	$8

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(408)	$0	$0	$(408)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(6)	$0	$0	$(6)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	63

Schedule of Investments	PIMCO REALPATH® Blend 2055 Fund	(Cont.)	June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Mutual Funds	$138,605	$0	$0	$138,605
Short-Term Instruments
Repurchase Agreements	0	561	0	561
U.S. Treasury Bills	0	479	0	479

	$138,605	$1,040	$0	$139,645

Investments in Affiliates, at Value
Mutual Funds	10,217	0	0	10,217
Short-Term Instruments
Central Funds Used for Cash Management Purposes	6,009	0	0	6,009

	$16,226	$0	$0	$16,226

Total Investments	$154,831	$1,040	$0	$155,871

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(8)	$0	$(8)

Total Financial Derivative Instruments	$0	$(8)	$0	$(8)

Totals	$154,831	$1,032	$0	$155,863

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

64	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2060 Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.2%

MUTUAL FUNDS 88.2%

Vanguard Developed Markets Index Fund ‘Admiral’	554,693	$7,255

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	58,962	2,038

Vanguard Institutional Index Fund ‘Institutional’	31,971	10,250

Vanguard Small-Cap Index Fund ‘Admiral’	12,118	1,023

Total Mutual Funds (Cost $23,382)		20,566

Total Investments in Securities (Cost $23,382)		20,566

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 10.4%

MUTUAL FUNDS (a) 6.5%

PIMCO Emerging Markets Local Currency and Bond Fund	59,337	$312

PIMCO Income Fund	19,781	210

PIMCO International Bond Fund (U.S. Dollar-Hedged)	9,348	91

PIMCO Long-Term Real Return Fund	46,295	237

PIMCO Long-Term U.S. Government Fund	87,729	370

PIMCO Real Return Fund	8,481	91

PIMCO Total Return Fund	23,549	212

Total Mutual Funds (Cost $1,742)		1,523

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.9%

PIMCO Short-Term Floating NAV Portfolio III	92,954	$902

Total Short-Term Instruments (Cost $902)		902

Total Investments in Affiliates (Cost $2,644)		2,425

Total Investments 98.6% (Cost $26,026)		$22,991

Financial Derivative Instruments (b) (0.0)% (Cost or Premiums, net $0)		(1)

Other Assets and Liabilities, net 1.4%		331

Net Assets 100.0%		$23,321

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	10	1.510% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	$212	$0	$0	$0	$0
	Receive	FNRETR Index	35	1.980% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	742	0	(1)	0	(1)

Total Swap Agreements								$0	$(1)	$0	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(1)	$(1)	$(1)	$0	$(1)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(1)	$(1)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	65

Schedule of Investments	PIMCO REALPATH® Blend 2060 Fund	(Cont.)	June 30, 2022

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$1	$0	$0	$1

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(75)	$0	$0	$(75)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(1)	$0	$0	$(1)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Mutual Funds	$20,566	$0	$0	$20,566

	$20,566	$0	$0	$20,566

Investments in Affiliates, at Value
Mutual Funds	1,523	0	0	1,523
Short-Term Instruments
Central Funds Used for Cash Management Purposes	902	0	0	902

	$2,425	$0	$0	$2,425

Total Investments	$22,991	$0	$0	$22,991

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1)	$0	$(1)

Total Financial Derivative Instruments	$0	$(1)	$0	$(1)

Totals	$22,991	$(1)	$0	$22,990

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

66	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend Income Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 41.7%

MUTUAL FUNDS 41.2%

Vanguard Developed Markets Index Fund ‘Institutional’	2,686,661	$	35,196

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	438,169		11,515

Vanguard Institutional Index Fund ‘Institutional’	135,847		43,554

Vanguard Small-Cap Index Fund ‘Institutional’	27,658		2,334

Total Mutual Funds (Cost $87,381)			92,599

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (d) 0.2%
			550

U.S. TREASURY BILLS 0.3%
0.989% due 07/26/2022 - 08/18/2022 (a)(b)(g)	$631		630

Total Short-Term Instruments (Cost $1,180)			1,180

Total Investments in Securities (Cost $88,561)			93,779

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 56.4%

MUTUAL FUNDS (c) 54.9%

PIMCO Emerging Markets Local Currency and Bond Fund	2,259,658	$	11,863

PIMCO High Yield Fund	739,540		5,613

PIMCO Income Fund	3,367,095		35,725

PIMCO International Bond Fund (U.S. Dollar-Hedged)	685,239		6,681

PIMCO Long-Term Real Return Fund	2,357,853		12,072

PIMCO Long-Term U.S. Government Fund	2,989,094		12,614

PIMCO Real Return Fund	816,013		8,748

PIMCO Total Return Fund	3,350,892		30,158

Total Mutual Funds (Cost $145,840)			123,474

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.5%

PIMCO Short-Term Floating NAV Portfolio III	340,358	$3,303

Total Short-Term Instruments (Cost $3,302)		3,303

Total Investments in Affiliates (Cost $149,142)		126,777

Total Investments 98.1% (Cost $237,703)		$220,556

Financial Derivative Instruments (e)(f) 0.6% (Cost or Premiums, net $1,260)		1,294

Other Assets and Liabilities, net 1.3%		2,983

Net Assets 100.0%		$224,833

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$550	U.S. Treasury Notes 3.000% due 06/30/2024	$(561)	$550	$550

Total Repurchase Agreements						$(561)	$550	$550

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$550	$0	$0	$550	$(561)	$(11)

Total Borrowings and Other Financing Transactions	$550	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	67

Schedule of Investments	PIMCO REALPATH® Blend Income Fund	(Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	3,100.000	09/16/2022	21	$2	$167	$58
Put - CBOE S&P 500	3,425.000	09/16/2022	21	2	247	147
Put - CBOE S&P 500	3,175.000	12/16/2022	13	1	117	110
Put - CBOE S&P 500	3,525.000	12/16/2022	25	3	333	402
Put - CBOE S&P 500	3,050.000	03/17/2023	13	1	111	130
Put - CBOE S&P 500	3,375.000	03/17/2023	26	3	326	428
Put - CBOE S&P 500	2,850.000	06/16/2023	42	4	472	407

Total Purchased Options					$1,773	$1,682

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,600.000	09/16/2022	21	$2	$(85)	$(19)
Put - CBOE S&P 500	2,625.000	12/16/2022	25	3	(117)	(80)
Put - CBOE S&P 500	2,500.000	03/17/2023	26	3	(115)	(114)
Put - CBOE S&P 500	2,200.000	06/16/2023	42	4	(196)	(165)

Total Written Options					$(513)	$(378)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1,682	$0	$0	$1,682	$(378)	$0	$0	$(378)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	109	1.510% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	$2,310	$0	$(3)	$0	$(3)
	Receive	FNRETR Index	274	1.980% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	5,808	0	(7)	0	(7)

Total Swap Agreements								$0	$(10)	$0	$(10)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(10)	$(10)	$(10)	$630	$620

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(10)	$(10)

68	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

(g)

Securities with an aggregate market value of $630 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,682	$0	$0	$1,682

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$378	$0	$0	$378

Over the counter
Swap Agreements	$0	$0	$10	$0	$0	$10

	$0	$0	$388	$0	$0	$388

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,402)	$0	$0	$(1,402)
Written Options	0	0	272	0	0	272

	$0	$0	$(1,130)	$0	$0	$(1,130)

Over the counter
Swap Agreements	$0	$0	$(323)	$0	$0	$(323)

	$0	$0	$(1,453)	$0	$0	$(1,453)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$844	$0	$0	$844
Written Options	0	0	(76)	0	0	(76)

	$0	$0	$768	$0	$0	$768

Over the counter
Swap Agreements	$0	$0	$(6)	$0	$0	$(6)

	$0	$0	$762	$0	$0	$762

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	69

Schedule of Investments	PIMCO REALPATH® Blend Income Fund	(Cont.)	June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Mutual Funds	$92,599	$0	$0	$92,599
Short-Term Instruments
Repurchase Agreements	0	550	0	550
U.S. Treasury Bills	0	630	0	630

	$92,599	$1,180	$0	$93,779

Investments in Affiliates, at Value
Mutual Funds	123,474	0	0	123,474
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,303	0	0	3,303

	$126,777	$0	$0	$126,777

Total Investments	$219,376	$1,180	$0	$220,556

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1,682	$0	$1,682

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(378)	0	(378)
Over the counter	0	(10)	0	(10)

	$0	$(388)	$0	$(388)

Total Financial Derivative Instruments	$0	$1,294	$0	$1,294

Totals	$219,376	$2,474	$0	$221,850

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

70	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements	June 30, 2022

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, and Class A shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Each Fund may invest substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO REALPATH® Blend 2025 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2030 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2035 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2040 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2045 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2050 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2055 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2060 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend Income Fund	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause

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Notes to Financial Statements	(Cont.)

timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted

72	PIMCO EQUITY SERIES

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that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing

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Notes to Financial Statements	(Cont.)

Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

74	PIMCO EQUITY SERIES

June 30, 2022

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest substantially all or a significant portion of its assets in Underlying PIMCO Funds and Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and

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Notes to Financial Statements	(Cont.)

Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

PIMCO REALPATH® Blend 2025 Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$10,730	$4,989	$(1,082)	$(141)	$(2,522)	$11,974	$504	$0

PIMCO High Yield Fund	3,997	2,480	(137)	(15)	(944)	5,381	217	0

PIMCO Income Fund	29,397	10,039	(6,242)	(261)	(3,882)	29,051	1,288	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	2,624	3,530	(393)	(36)	(475)	5,250	61	0

PIMCO Long-Term Real Return Fund	17,985	6,214	(4,504)	(657)	(5,511)	13,527	2,079	895

PIMCO Long-Term U.S. Government Fund	20,064	4,722	(3,275)	(602)	(4,221)	16,688	366	919

PIMCO Real Return Fund	9,592	3,095	(4,442)	(89)	(986)	7,170	639	0

PIMCO Short-Term Floating NAV Portfolio III	13,424	47,165	(54,800)	(134)	(11)	5,644	165	0

PIMCO Total Return Fund	22,955	8,327	(3,926)	(293)	(3,364)	23,699	602	0

Totals	$130,768	$90,561	$(78,801)	$(2,228)	$(21,916)	$118,384	$5,921	$1,814

PIMCO REALPATH® Blend 2030 Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$9,793	$6,243	$(1,402)	$(212)	$(2,388)	$12,034	$485	$0

PIMCO High Yield Fund	3,713	2,151	(173)	(20)	(851)	4,820	199	0

PIMCO Income Fund	22,006	8,937	(6,881)	(282)	(2,789)	20,991	965	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,725	2,449	(314)	(28)	(318)	3,514	41	0

PIMCO Long-Term Real Return Fund	14,107	7,908	(2,411)	(484)	(5,502)	13,618	1,800	712

PIMCO Long-Term U.S. Government Fund	25,532	8,973	(8,821)	(880)	(5,140)	19,664	461	1,187

PIMCO Real Return Fund	6,197	2,224	(2,305)	(60)	(734)	5,322	447	0

PIMCO Short-Term Floating NAV Portfolio III	12,788	56,802	(61,500)	(171)	(7)	7,912	202	0

PIMCO Total Return Fund	15,197	6,573	(3,057)	(268)	(2,244)	16,201	408	0

Totals	$111,058	$102,260	$(86,864)	$(2,405)	$(19,973)	$104,076	$5,008	$1,899

PIMCO REALPATH® Blend 2035 Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$6,937	$5,652	$(980)	$(159)	$(1,870)	$9,580	$365	$0

PIMCO High Yield Fund	1,729	1,891	0	0	(528)	3,092	110	0

PIMCO Income Fund	13,351	6,532	(4,938)	(214)	(1,725)	13,006	598	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	890	1,585	(164)	(14)	(192)	2,105	25	0

PIMCO Long-Term Real Return Fund	7,422	5,303	(555)	(108)	(3,448)	8,614	1,025	387

PIMCO Long-Term U.S. Government Fund	16,939	7,938	(7,567)	(479)	(3,618)	13,213	317	805

PIMCO Real Return Fund	3,555	1,451	(930)	(27)	(475)	3,574	272	0

PIMCO Short-Term Floating NAV Portfolio III	11,772	47,684	(50,200)	(157)	(5)	9,094	184	0

PIMCO Total Return Fund	8,582	4,180	(1,253)	(139)	(1,365)	10,005	241	0

Totals	$71,177	$82,216	$(66,587)	$(1,297)	$(13,226)	$72,283	$3,137	$1,192

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June 30, 2022

PIMCO REALPATH® Blend 2040 Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$5,084	$5,426	$(712)	$(129)	$(1,485)	$8,184	$283	$0

PIMCO High Yield Fund	0	1,604	0	0	(190)	1,414	24	0

PIMCO Income Fund	9,834	4,551	(4,725)	(163)	(1,174)	8,323	423	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	709	1,052	(142)	(10)	(135)	1,474	18	0

PIMCO Long-Term Real Return Fund	5,860	3,345	(427)	1	(2,619)	6,160	775	301

PIMCO Long-Term U.S. Government Fund	13,710	6,219	(7,436)	(361)	(2,709)	9,423	243	648

PIMCO Real Return Fund	2,767	1,006	(741)	(25)	(354)	2,653	208	0

PIMCO Short-Term Floating NAV Portfolio III	10,505	43,290	(43,700)	(162)	(3)	9,930	190	0

PIMCO Total Return Fund	6,860	2,393	(1,319)	(108)	(968)	6,858	180	0

Totals	$55,329	$68,886	$(59,202)	$(957)	$(9,637)	$54,419	$2,344	$949

PIMCO REALPATH® Blend 2045 Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$1,972	$4,523	$(292)	$(53)	$(807)	$5,343	$137	$0

PIMCO High Yield Fund	0	309	0	0	(37)	272	5	0

PIMCO Income Fund	5,215	2,279	(2,383)	(67)	(624)	4,420	223	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	475	628	0	0	(96)	1,007	11	0

PIMCO Long-Term Real Return Fund	4,045	2,111	(439)	(19)	(1,697)	4,001	521	208

PIMCO Long-Term U.S. Government Fund	9,457	3,513	(4,595)	(211)	(1,813)	6,351	165	444

PIMCO Real Return Fund	1,891	461	(534)	(11)	(220)	1,587	133	0

PIMCO Short-Term Floating NAV Portfolio III	10,743	39,599	(41,000)	(170)	(4)	9,168	199	0

PIMCO Total Return Fund	4,732	1,471	(1,469)	(59)	(590)	4,085	117	0

Totals	$38,530	$54,894	$(50,712)	$(590)	$(5,888)	$36,234	$1,511	$652

PIMCO REALPATH® Blend 2050 Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$879	$3,234	$0	$0	$(493)	$3,620	$74	$0

PIMCO Income Fund	3,390	1,181	(1,573)	(47)	(378)	2,573	141	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	357	647	0	0	(84)	920	10	0

PIMCO Long-Term Real Return Fund	4,195	1,415	(1,440)	(114)	(1,236)	2,820	485	224

PIMCO Long-Term U.S. Government Fund	5,618	2,596	(2,361)	(121)	(1,244)	4,488	106	272

PIMCO Real Return Fund	1,323	436	(537)	(7)	(153)	1,062	95	0

PIMCO Short-Term Floating NAV Portfolio III	11,908	34,490	(39,400)	(162)	(4)	6,832	190	0

PIMCO Total Return Fund	3,462	944	(1,259)	(53)	(389)	2,705	83	0

Totals	$31,132	$44,943	$(46,570)	$(504)	$(3,981)	$25,020	$1,184	$496

ANNUAL REPORT	|	JUNE 30, 2022	77

Notes to Financial Statements	(Cont.)

PIMCO REALPATH® Blend 2055 Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$391	$1,926	$0	$0	$(261)	$2,056	$39	$0

PIMCO Income Fund	1,688	563	(651)	(22)	(194)	1,384	72	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	219	424	0	0	(51)	592	6	0

PIMCO Long-Term Real Return Fund	3,134	1,287	(1,943)	(161)	(706)	1,611	347	173

PIMCO Long-Term U.S. Government Fund	1,686	1,627	(120)	(4)	(624)	2,565	41	86

PIMCO Real Return Fund	677	220	(235)	(6)	(80)	576	49	0

PIMCO Short-Term Floating NAV Portfolio III	6,093	33,820	(33,800)	(102)	(2)	6,009	119	0

PIMCO Total Return Fund	1,692	677	(707)	(28)	(201)	1,433	43	0

Totals	$15,580	$40,544	$(37,456)	$(323)	$(2,119)	$16,226	$716	$259

PIMCO REALPATH® Blend 2060 Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$32	$337	$(25)	$(3)	$(29)	$312	$5	$0

PIMCO Income Fund	152	170	(86)	(4)	(22)	210	8	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	16	82	0	0	(7)	91	1	0

PIMCO Long-Term Real Return Fund	305	314	(275)	(24)	(83)	237	39	19

PIMCO Long-Term U.S. Government Fund	128	345	(29)	(8)	(66)	370	4	8

PIMCO Real Return Fund	58	70	(26)	(1)	(10)	91	5	0

PIMCO Short-Term Floating NAV Portfolio III	501	8,311	(7,900)	(10)	0	902	12	0

PIMCO Total Return Fund	153	171	(85)	(4)	(23)	212	5	0

Totals	$1,345	$9,800	$(8,426)	$(54)	$(240)	$2,425	$79	$27

PIMCO REALPATH® Blend Income Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$12,513	$3,475	$(1,225)	$(205)	$(2,695)	$11,863	$569	$0

PIMCO High Yield Fund	4,562	2,366	(276)	(41)	(998)	5,613	241	0

PIMCO Income Fund	40,290	7,102	(6,402)	(343)	(4,922)	35,725	1,694	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	3,964	4,014	(618)	(50)	(629)	6,681	85	0

PIMCO Long-Term Real Return Fund	16,096	5,154	(3,599)	(327)	(5,252)	12,072	1,860	795

PIMCO Long-Term U.S. Government Fund	13,176	4,580	(1,505)	(390)	(3,247)	12,614	258	602

PIMCO Real Return Fund	14,244	1,900	(6,029)	(121)	(1,246)	8,748	878	0

PIMCO Short-Term Floating NAV Portfolio III	9,477	47,060	(53,100)	(130)	(4)	3,303	158	0

PIMCO Total Return Fund	34,243	5,463	(4,653)	(434)	(4,461)	30,158	847	0

Totals	$148,565	$81,114	$(77,407)	$(2,041)	$(23,454)	$126,777	$6,590	$1,397

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

78	PIMCO EQUITY SERIES

June 30, 2022

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act,

which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Funds did not participate in the Interfund Lending Program.

ANNUAL REPORT	|	JUNE 30, 2022	79

Notes to Financial Statements	(Cont.)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(b) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the

80	PIMCO EQUITY SERIES

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Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

Allocation	X	X	X	X	X	X	X	X	X

Acquired Fund	X	X	X	X	X	X	X	X	X

Small Fund	—	—	—	—	—	—	—	X	—

Equity	X	X	X	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X

High Yield and Distressed Company	X	X	X	X	X	X	X	X	X

ANNUAL REPORT	|	JUNE 30, 2022	81

Notes to Financial Statements	(Cont.)

Risks	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

Market	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X

Commodity	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X	X

Real Estate	X	X	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X	X	X

Small-Cap and Mid-Cap Company	X	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X	X

Tax	X	X	X	X	X	X	X	X	X

Subsidiary	X	X	X	X	X	X	X	X	X

Convertible Securities	X	X	X	X	X	X	X	X	X

Exchange-Traded Fund	X	X	X	X	X	X	X	X	X

LIBOR Transition	X	X	X	X	X	X	X	X	X

A Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Small Fund Risk is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security

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that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

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Notes to Financial Statements	(Cont.)

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk   is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments,

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public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in

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Notes to Financial Statements	(Cont.)

place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	Class A(1)	Class R
PIMCO REALPATH® Blend 2025 Fund	0.01%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2030 Fund	0.01%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2035 Fund	0.02%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2040 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2045 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2050 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2055 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2060 Fund	0.03%	0.02%	0.02%	0.22%	N/A
PIMCO REALPATH® Blend Income Fund	0.01%	0.02%	0.02%	0.22%	0.27%	*

(1)	Effective November 1, 2021, the supervisory and administrative fee was reduced by 0.05% for each Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.25% for Class R shares and in connection with personal services rendered to Class A and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee		Servicing Fee

Administrative Class	0.25%		—

Class A	—		0.25%

Class R	0.25%	*	0.25%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2022, the Distributor retained $37,743 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

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Notes to Financial Statements	(Cont.)

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2022, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at June 30, 2022, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RealPath® Blend 2025 Fund	$0	$0	$12	$12

PIMCO RealPath® Blend 2030 Fund	0	0	14	14

PIMCO RealPath® Blend 2035 Fund	0	0	12	12

PIMCO RealPath® Blend 2040 Fund	0	0	13	13

PIMCO RealPath® Blend 2045 Fund	0	0	14	14

PIMCO RealPath® Blend 2050 Fund	0	0	16	16

PIMCO RealPath® Blend 2055 Fund	0	0	6	6

PIMCO RealPath® Blend 2060 Fund	67	0	1	68

PIMCO RealPath® Blend Income Fund	0	0	12	12

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may

88	PIMCO EQUITY SERIES

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be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO REALPATH® Blend 2025 Fund	$0	$0	$86,630	$52,264

PIMCO REALPATH® Blend 2030 Fund	0	0	115,491	60,464

PIMCO REALPATH® Blend 2035 Fund	0	0	111,629	41,220

PIMCO REALPATH® Blend 2040 Fund	0	0	102,637	42,147

PIMCO REALPATH® Blend 2045 Fund	0	0	82,780	29,871

PIMCO REALPATH® Blend 2050 Fund	0	0	73,189	21,201

PIMCO REALPATH® Blend 2055 Fund	0	0	65,644	12,590

PIMCO REALPATH® Blend 2060 Fund	0	0	22,562	8,202

PIMCO REALPATH® Blend Income Fund	0	0	62,365	43,690

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO REALPATH® Blend 2025 Fund				PIMCO REALPATH® Blend 2030 Fund

	Year Ended 06/30/2022		Year Ended 06/30/2021		Year Ended 06/30/2022		Year Ended 06/30/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	6,242	$80,925	11,135	$141,756	7,130	$96,460	9,816	$127,467

Administrative Class	272	3,509	188	2,422	303	4,107	200	2,579

Class A	141	1,844	347	4,454	137	1,873	130	1,723
Issued as reinvestment of distributions

Institutional Class	585	7,804	819	10,693	620	8,658	735	9,901

Administrative Class	76	1,020	133	1,732	84	1,183	117	1,571

Class A	23	310	37	477	22	315	28	376
Cost of shares redeemed

Institutional Class	(4,395)	(57,184)	(2,487)	(31,940)	(4,210)	(56,697)	(2,543)	(33,565)

Administrative Class	(263)	(3,432)	(560)	(7,146)	(220)	(3,006)	(251)	(3,297)

Class A	(301)	(3,863)	(182)	(2,341)	(143)	(1,921)	(53)	(676)

Net increase (decrease) resulting from Fund share transactions	2,380	$30,933	9,430	$120,107	3,723	$50,972	8,179	$106,079

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Notes to Financial Statements	(Cont.)

	PIMCO REALPATH® Blend 2035 Fund				PIMCO REALPATH® Blend 2040 Fund

	Year Ended 06/30/2022		Year Ended 06/30/2021		Year Ended 06/30/2022		Year Ended 06/30/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	7,204	$100,911	8,363	$109,354	6,180	$88,871	7,980	$106,187

Administrative Class	331	4,715	228	3,081	208	2,931	154	2,044

Class A	89	1,272	94	1,259	75	1,090	116	1,585
Issued as reinvestment of distributions

Institutional Class	459	6,682	423	5,839	489	7,393	406	5,737

Administrative Class	66	965	69	953	48	733	46	644

Class A	17	245	18	245	20	300	18	258
Cost of shares redeemed

Institutional Class	(3,103)	(43,060)	(2,072)	(27,626)	(2,773)	(38,905)	(2,114)	(28,619)

Administrative Class	(215)	(3,063)	(303)	(3,987)	(156)	(2,207)	(199)	(2,688)

Class A	(72)	(1,045)	(92)	(1,218)	(98)	(1,369)	(208)	(2,765)

Net increase (decrease) resulting from Fund share transactions	4,776	$67,622	6,728	$87,900	3,993	$58,837	6,199	$82,383

	PIMCO REALPATH® Blend 2045 Fund				PIMCO REALPATH® Blend 2050 Fund

	Year Ended 06/30/2022		Year Ended 06/30/2021		Year Ended 06/30/2022		Year Ended 06/30/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	5,303	$77,193	6,517	$87,372	4,764	$69,813	5,522	$74,111

Administrative Class	234	3,405	195	2,648	176	2,585	93	1,306

Class A	45	659	49	662	64	951	68	925
Issued as reinvestment of distributions

Institutional Class	428	6,584	356	5,111	462	7,211	350	5,073

Administrative Class	44	675	39	556	51	792	40	580

Class A	9	141	8	116	11	173	8	113
Cost of shares redeemed

Institutional Class	(2,397)	(34,648)	(1,499)	(20,208)	(2,080)	(30,553)	(1,695)	(23,028)

Administrative Class	(120)	(1,763)	(144)	(1,989)	(150)	(2,242)	(213)	(2,861)

Class A	(41)	(618)	(69)	(888)	(102)	(1,507)	(109)	(1,386)

Net increase (decrease) resulting from Fund share transactions	3,505	$51,628	5,452	$73,380	3,196	$47,223	4,064	$54,833

	PIMCO REALPATH® Blend 2055 Fund				PIMCO REALPATH® Blend 2060 Fund

	Year Ended 06/30/2022		Year Ended 06/30/2021		Year Ended 06/30/2022		Year Ended 06/30/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	4,887	$72,104	4,689	$63,764	1,709	$19,212	702	$7,847

Administrative Class	230	3,411	170	2,333	33	376	4	49

Class A	47	684	53	723	35	416	64	690
Issued as reinvestment of distributions

Institutional Class	258	4,051	202	2,964	94	1,140	13	154

Administrative Class	17	261	13	189	1	14	0	1

Class A	6	88	5	72	7	90	1	11
Cost of shares redeemed

Institutional Class	(1,763)	(25,902)	(1,297)	(17,711)	(443)	(5,001)	(98)	(1,121)

Administrative Class	(98)	(1,456)	(87)	(1,162)	(2)	(22)	0	(2)

Class A	(52)	(761)	(84)	(1,083)	(54)	(627)	(1)	(15)

Net increase (decrease) resulting from Fund share transactions	3,532	$52,480	3,664	$50,089	1,380	$15,598	685	$7,614

90	PIMCO EQUITY SERIES

June 30, 2022

	PIMCO REALPATH® Blend Income Fund

	Year Ended 06/30/2022		Year Ended 06/30/2021

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	5,321	$66,789	8,670	$108,154

Administrative Class	221	2,789	168	2,108

Class A	1,004	12,546	1,083	13,537
Issued as reinvestment of distributions

Institutional Class	583	7,420	855	10,790

Administrative Class	90	1,147	158	1,988

Class A	91	1,150	130	1,633
Cost of shares redeemed

Institutional Class	(4,928)	(61,063)	(3,828)	(48,133)

Administrative Class	(402)	(4,987)	(462)	(5,768)

Class A	(807)	(9,964)	(254)	(3,167)

Net increase (decrease) resulting from Fund share transactions	1,173	$15,827	6,520	$81,142

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of June 30, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO REALPATH® Blend 2025 Fund	1	0	17%	0%

PIMCO REALPATH® Blend 2030 Fund	1	0	12%	0%

PIMCO REALPATH® Blend 2035 Fund	1	0	13%	0%

PIMCO REALPATH® Blend 2040 Fund	1	0	12%	0%

PIMCO REALPATH® Blend 2045 Fund	1	0	12%	0%

PIMCO REALPATH® Blend 2055 Fund	1	0	16%	0%

PIMCO REALPATH® Blend 2060 Fund	1	0	27%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

ANNUAL REPORT	|	JUNE 30, 2022	91

Notes to Financial Statements	(Cont.)

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO REALPATH® Blend 2025 Fund	$1,076	$4,473	$(23,106)	$0	$0	$0	$0	$(17,557)

PIMCO REALPATH® Blend 2030 Fund	1,155	4,985	(20,433)	0	0	0	0	(14,293)

PIMCO REALPATH® Blend 2035 Fund	933	3,997	(15,401)	0	0	0	0	(10,471)

PIMCO REALPATH® Blend 2040 Fund	769	3,830	(9,329)	0	0	0	0	(4,730)

PIMCO REALPATH® Blend 2045 Fund	753	3,470	(5,316)	0	0	0	0	(1,093)

PIMCO REALPATH® Blend 2050 Fund	733	3,350	480	0	0	0	0	4,563

PIMCO REALPATH® Blend 2055 Fund	620	1,969	(6,579)	0	0	0	0	(3,990)

PIMCO REALPATH® Blend 2060 Fund	70	232	(3,244)	0	0	0	0	(2,942)

PIMCO REALPATH® Blend Income Fund	962	2,184	(21,100)	0	0	0	0	(17,954)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain options contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2021 through June 30, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through June 30, 2022 and Ordinary losses realized during the period January 1, 2022 through June 30, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO REALPATH® Blend 2025 Fund	$0	$0

PIMCO REALPATH® Blend 2030 Fund	0	0

PIMCO REALPATH® Blend 2035 Fund	0	0

PIMCO REALPATH® Blend 2040 Fund	0	0

PIMCO REALPATH® Blend 2045 Fund	0	0

PIMCO REALPATH® Blend 2050 Fund	0	0

PIMCO REALPATH® Blend 2055 Fund	0	0

PIMCO REALPATH® Blend 2060 Fund	0	0

PIMCO REALPATH® Blend Income Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

92	PIMCO EQUITY SERIES

June 30, 2022

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO REALPATH® Blend 2025 Fund	$265,064	$6,122	$(29,227)	$(23,105)

PIMCO REALPATH® Blend 2030 Fund	297,962	8,347	(28,777)	(20,430)

PIMCO REALPATH® Blend 2035 Fund	263,114	5,802	(21,202)	(15,400)

PIMCO REALPATH® Blend 2040 Fund	261,081	8,976	(18,303)	(9,327)

PIMCO REALPATH® Blend 2045 Fund	235,313	9,473	(14,788)	(5,315)

PIMCO REALPATH® Blend 2050 Fund	228,884	11,428	(10,948)	480

PIMCO REALPATH® Blend 2055 Fund	162,444	2,540	(9,120)	(6,580)

PIMCO REALPATH® Blend 2060 Fund	26,233	0	(3,243)	(3,243)

PIMCO REALPATH® Blend Income Fund	243,056	7,673	(28,879)	(21,206)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain options contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts.

For the fiscal years ended June 30, 2022 and June 30, 2021, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2022			June 30, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO REALPATH® Blend 2025 Fund	$7,101	$2,250	$0	$9,169	$4,081	$0

PIMCO REALPATH® Blend 2030 Fund	7,000	3,500	0	9,792	2,459	0

PIMCO REALPATH® Blend 2035 Fund	5,736	2,550	0	6,550	850	0

PIMCO REALPATH® Blend 2040 Fund	6,200	2,675	0	6,032	950	0

PIMCO REALPATH® Blend 2045 Fund	5,201	2,575	0	5,200	875	0

PIMCO REALPATH® Blend 2050 Fund	5,515	2,900	0	5,001	930	0

PIMCO REALPATH® Blend 2055 Fund	3,059	1,450	0	3,001	300	0

PIMCO REALPATH® Blend 2060 Fund	764	600	0	185	0	0

PIMCO REALPATH® Blend Income Fund	7,350	2,575	0	10,451	4,299	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	JUNE 30, 2022	93

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund and PIMCO REALPATH® Blend Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund and PIMCO REALPATH® Blend Income Fund (nine of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2022, the related statements of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

94	PIMCO EQUITY SERIES

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation	JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

FNRETR	FTSE Nareit Equity REITs Total Return Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

ANNUAL REPORT	|	JUNE 30, 2022	95

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2022 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO REALPATH® Blend 2025 Fund	0%	0%	$1	$0	$0

PIMCO REALPATH® Blend 2030 Fund	0%	0%	1	0	0

PIMCO REALPATH® Blend 2035 Fund	0%	0%	1	85	0

PIMCO REALPATH® Blend 2040 Fund	0%	0%	1	250	0

PIMCO REALPATH® Blend 2045 Fund	0%	0%	1	300	0

PIMCO REALPATH® Blend 2050 Fund	0%	0%	1	315	0

PIMCO REALPATH® Blend 2055 Fund	0%	0%	0	160	0

PIMCO REALPATH® Blend 2060 Fund	0%	0%	0	415	0

PIMCO REALPATH® Blend Income Fund	0%	0%	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the Funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the Funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO REALPATH® Blend 2025 Fund	0%

PIMCO REALPATH® Blend 2030 Fund	0%

PIMCO REALPATH® Blend 2035 Fund	0%

PIMCO REALPATH® Blend 2040 Fund	0%

PIMCO REALPATH® Blend 2045 Fund	0%

PIMCO REALPATH® Blend 2050 Fund	0%

PIMCO REALPATH® Blend 2055 Fund	0%

PIMCO REALPATH® Blend 2060 Fund	0%

PIMCO REALPATH® Blend Income Fund	0%

96	PIMCO EQUITY SERIES

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the fiscal period ended June 30, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO REALPATH® Blend 2025 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0295	$0.0000	$0.0000	$0.0295

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0476	$0.0000	$0.0000	$0.0476

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0223	$0.0000	$0.0000	$0.0223

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0399	$0.0000	$0.0000	$0.0399

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0153	$0.0000	$0.0000	$0.0153

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0318	$0.0000	$0.0000	$0.0318

ANNUAL REPORT	|	JUNE 30, 2022	97

Distribution Information	(Cont.)

PIMCO REALPATH® Blend 2030 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0312	$0.0000	$0.0000	$0.0312

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0429	$0.0000	$0.0000	$0.0429

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0238	$0.0000	$0.0000	$0.0238

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0349	$0.0000	$0.0000	$0.0349

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0179	$0.0000	$0.0000	$0.0179

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0279	$0.0000	$0.0000	$0.0279

PIMCO REALPATH® Blend 2035 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0138	$0.0000	$0.0000	$0.0138

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0304	$0.0000	$0.0000	$0.0304

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0061	$0.0000	$0.0000	$0.0061

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0221	$0.0000	$0.0000	$0.0221

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0001	$0.0000	$0.0000	$0.0001

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0153	$0.0000	$0.0000	$0.0153

98	PIMCO EQUITY SERIES

(Unaudited)

PIMCO REALPATH® Blend 2040 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0028	$0.0000	$0.0000	$0.0028

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0205	$0.0000	$0.0000	$0.0205

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0120	$0.0000	$0.0000	$0.0120

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0045	$0.0000	$0.0000	$0.0045

PIMCO REALPATH® Blend 2045 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0120	$0.0000	$0.0000	$0.0120

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

ANNUAL REPORT	|	JUNE 30, 2022	99

Distribution Information	(Cont.)

PIMCO REALPATH® Blend 2050 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO REALPATH® Blend 2055 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

100	PIMCO EQUITY SERIES

(Unaudited)

PIMCO REALPATH® Blend 2060 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO REALPATH® Blend Income Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0088	$0.0000	$0.0000	$0.0088

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0548	$0.0000	$0.0000	$0.0548

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0022	$0.0000	$0.0000	$0.0022

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0472	$0.0000	$0.0000	$0.0472

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0414	$0.0000	$0.0000	$0.0414

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	|	JUNE 30, 2022	101

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2022.
[1]	Ms. Stafford is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

102	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of August 25, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	JUNE 30, 2022	103

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

104	PIMCO EQUITY SERIES

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Equity Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

ANNUAL REPORT	|	JUNE 30, 2022	105

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3002AR_063022

PIMCO EQUITY SERIES®

Annual Report

June 30, 2022

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF | MFEM | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor International Equity ETF | MFDX | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF | MFUS | NYSE Arca

PIMCO RAFI ESG U.S. ETF | RAFE | NYSE Arca

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, third quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 2.3%. Economic activity accelerated during the fourth quarter, as GDP growth was 6.9%. However, the U.S. economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on July 27, 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its September 2022 meeting. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.45% on June 30, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -7.91%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.75%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -12.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -19.25%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -19.28%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -10.62%. Global equities, as represented by the MSCI World Index, returned -14.34%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -25.28%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -6.54%.

2	PIMCO EQUITY SERIES

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $75 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. In terms of other commodities prices, copper declined, whereas gold rose during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.59%, 11.95% and 18.13% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (each, a “Fund” and collectively, the “Funds”). Each Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. A Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of

4	PIMCO EQUITY SERIES

market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions and other similar measures may be imposed by the United States and/or other countries. Other similar measures may include, but are not limited to, banning Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia. Such sanctions and other similar measures — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited, securities markets close, or market participants cease transacting in certain investments in light of geopolitical events, sanctions or related considerations), which could render any such securities held by a Fund unmarketable for an indefinite period of time and/or cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. In addition, such sanctions or other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia’s economy and Russian issuers of securities in which a Fund invests. Such resulting actual or threatened responses may include, but are not limited to, purchasing and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of

ANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the Funds	(Cont.)

securities they hold for their clients. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices, and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals or timber industries.

Russia has attempted, and may attempt in the future, to assert its influence in the region through economic or military measures. For example, in February 2022, Russia launched a large-scale invasion of Ukraine. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact a Fund.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Engaging in a responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that a Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized or any judgment exercised in pursuing a responsible investment strategy will reflect the beliefs or values of any particular investor. In evaluating a company, the information and data obtained through voluntary or third-party reporting may be incomplete, inaccurate or unavailable, which could cause an incorrect assessment of a company’s business practices with respect to the environment, social responsibility and corporate governance (“ESG practices”). Socially responsible norms differ by region, and a company’s ESG practices or the assessment of a company’s ESG practices may change over time.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and the Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	08/31/17	Diversified
PIMCO RAFI ESG U.S. ETF	12/18/19	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and

6	PIMCO EQUITY SERIES

may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

On each business day, before commencement of trading on NYSE Arca, each Fund will disclose on www.pimcoetfs.com the identities and quantities of the Fund’s portfolio holdings. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Fund’s website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimcoetfs.com, and will be made available, upon request, by calling PIMCO at (888) 400-4ETF.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all funds held in the investor’s account at the financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and a certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

ANNUAL REPORT	|	JUNE 30, 2022	7

Important Information About the Funds	(Cont.)

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

8	PIMCO EQUITY SERIES

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Emerging Markets Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Based on Net Asset Value)	(23.00)%	0.67%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (At Market Price)(1)(2)	(22.35)%	0.76%
RAFI Dynamic Multi-Factor Emerging Markets Index±	(21.86)%	1.38%
MSCI Emerging Markets Index±±	(25.28)%	0.58%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor EM index strategy takes time-varying exposures to four return factors; value, low volatility, quality, and momentum. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis. It is not possible to invest directly in the index.

±± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.52%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

ANNUAL REPORT	|	JUNE 30, 2022	9

Ticker symbol - MFEM

Top 10 Holdings as of June 30, 2022†§

Infosys Ltd.	3.2%
Bank of China Ltd. ‘H’	1.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.4%
Tata Consultancy Services Ltd.	1.2%
Hyundai Motor Co.	1.2%
America Movil SAB de CV	1.2%
Kia Corp.	1.2%
ITC Ltd.	1.0%
Vale SA	1.0%
China Petroleum & Chemical Corp. ‘H’	1.0%

Geographic Breakdown as of June 30, 2022†**

India	16.3%
Taiwan	16.1%
China	15.4%
South Korea	13.6%
Thailand	5.7%
Brazil	5.1%
South Africa	4.2%
Hong Kong	3.6%
Saudi Arabia	3.6%
Mexico	3.3%
Indonesia	2.2%
Turkey	2.2%
United Kingdom	2.0%
Short-Term Instruments	1.8%
Malaysia	1.8%
Chile	1.0%
Other	2.1%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to, and security selection in, the information technology sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to, and security selection in, the health care sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»	Security selection in the energy sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the Fund’s holdings underperformed the secondary benchmark index.

»	Underweight exposure to the financials sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector outperformed the secondary benchmark index.

»	Security selection in the materials sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the Fund’s holdings underperformed the secondary benchmark index.

10	PIMCO EQUITY SERIES

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor International Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Developed Ex-U.S. Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Based on Net Asset Value)	(12.60)%	2.56%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (At Market Price)(1)(2)	(12.60)%	2.50%
RAFI Dynamic Multi-Factor Developed Ex-U.S. Index±	(12.92)%	2.86%
MSCI EAFE Index±	(17.77)%	1.69%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Dev. ex-US index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis. It is not possible to invest directly in the index.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.39%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

ANNUAL REPORT	|	JUNE 30, 2022	11

Ticker symbol - MFDX

Top 10 Holdings as of June 30, 2022†§

AstraZeneca PLC	1.6%
BP PLC	1.2%
Novo Nordisk AS ‘B’	1.2%
Nestle SA	1.1%
GSK PLC	1.0%
Glencore PLC	1.0%
Vodafone Group PLC	0.8%
Equinor ASA	0.8%
Koninklijke Ahold Delhaize NV	0.8%
Telefonica SA	0.8%

Geographic Breakdown as of June 30, 2022†**

Japan	26.4%
United Kingdom	14.0%
Canada	8.1%
France	7.3%
Switzerland	6.9%
Germany	5.2%
Australia	4.3%
Spain	4.2%
Netherlands	3.8%
Short-Term Instruments	3.0%
Italy	2.5%
Denmark	2.3%
Sweden	1.9%
Hong Kong	1.7%
Norway	1.7%
Singapore	1.5%
Ireland	1.1%
Finland	1.1%
Other	3.0%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»	Security selection in the industrials sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the Fund’s holdings outperformed the secondary benchmark index.

»	Security selection in the communication services sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to the health care sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector outperformed the secondary benchmark index.

»	Security selection in the real estate sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the Fund’s holdings underperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

12	PIMCO EQUITY SERIES

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor U.S. Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Based on Net Asset Value)	(5.66)%	9.98%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (At Market Price)(1)(2)	(6.10)%	9.93%
RAFI Dynamic Multi-Factor U.S. Index±	(5.40)%	10.38%
S&P 500 Index±±	(10.62)%	11.18%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor U.S. index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.30%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

ANNUAL REPORT	|	JUNE 30, 2022	13

Ticker symbol - MFUS

Top 10 Holdings as of June 30, 2022†§

Exxon Mobil Corp.	2.8%
Chevron Corp.	2.5%
Pfizer, Inc.	2.3%
Walmart, Inc.	1.9%
Johnson & Johnson	1.9%
Procter & Gamble Co.	1.8%
Merck & Co., Inc.	1.8%
PepsiCo, Inc.	1.4%
Coca-Cola Co.	1.3%
International Business Machines Corp.	1.3%

Sector Breakdown as of June 30, 2022†**

Health Care	17.8%
Consumer Staples	15.8%
Energy	11.9%
Information Technology	11.6%
Financials	10.5%
Consumer Discretionary	10.1%
Industrials	7.5%
Communication Services	5.4%
Real Estate	3.3%
Materials	3.2%
Utilities	2.1%
Short-Term Instruments	0.8%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to the communication services sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector underperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the health care sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

»	Underweight exposure to the utilities sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector outperformed the secondary benchmark index.

»	Security selection in the financials sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the Fund’s holdings underperformed the secondary benchmark index.

14	PIMCO EQUITY SERIES

PIMCO RAFI ESG U.S. ETF

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI ESG U.S. ETF seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the RAFI ESG US Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC (“Sub-Adviser”), believes will help the Fund track its Underlying Index. The Underlying Index is a long-only, smart beta index that seeks to achieve the dual objectives of social responsibility and long-horizon outperformance of the broad market. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	Fund Inception (12/18/19)
PIMCO RAFI ESG U.S. ETF (Based on Net Asset Value)	(8.73)%	5.99%
PIMCO RAFI ESG U.S. ETF (At Market Price)(1)(2)	(9.05)%	5.72%
RAFI ESG US Index±	(8.52)%	6.33%
S&P 500 Index±±	(10.62)%	8.70%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on December 18, 2019, but was not listed for trading until December 19, 2019. Accordingly, there is no Market Price information for December 18, 2019.

± The RAFI ESG US Index is a long-only, smart beta index that seeks to achieve the dual objectives of social responsibility and long-horizon outperformance of the broad market. The Index is constructed by RAFI Indices, LLC (the “Index Provider”) using a rules-based approach within publicly traded U.S. equities to create an integrated ESG strategy which overweights companies that rate well across various ESG (Environmental, Social, and Governance) themes and excludes companies with a major involvement in industries such as tobacco, gaming, weapons and fossil fuels. The strategy supplements traditional ESG metrics with metrics linked to long-term value creation, specifically financial discipline and diversity, for improved return potential. It is not possible to invest directly in the index.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.30%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

ANNUAL REPORT	|	JUNE 30, 2022	15

Ticker symbol - RAFE

Top 10 Holdings as of June 30, 2022†§

Apple, Inc.	5.1%
Microsoft Corp.	5.0%
Johnson & Johnson	3.8%
AT&T, Inc.	3.6%
Intel Corp.	3.1%
Verizon Communications, Inc.	2.9%
JPMorgan Chase & Co.	2.6%
UnitedHealth Group, Inc.	2.4%
Wells Fargo & Co.	2.4%
Procter & Gamble Co.	2.4%

Sector Breakdown as of June 30, 2022†**

Information Technology	27.7%
Health Care	22.7%
Financials	15.3%
Communication Services	9.2%
Consumer Staples	9.0%
Consumer Discretionary	6.7%
Industrials	4.2%
Materials	2.9%
Real Estate	2.0%
Utilities	0.3%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the health care sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to, and security selection in, the communication services sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the consumer staples sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to the energy sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector outperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the financials sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

»	Underweight exposure to the utilities sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector outperformed the secondary benchmark index.

16	PIMCO EQUITY SERIES

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$1,000.00	$792.40	$2.20	$1,000.00	$1,022.07	$2.48	0.50%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,000.00	856.40	1.82	1,000.00	1,022.56	1.98	0.40
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,000.00	882.00	1.38	1,000.00	1,023.05	1.49	0.30
PIMCO RAFI ESG U.S. ETF	1,000.00	835.70	1.35	1,000.00	1,023.05	1.49	0.30

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	JUNE 30, 2022	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning Of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total	Net Assets End of Year or Period(a)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

06/30/2022	$31.06	$1.21	$(6.94)	$(5.73)	$(2.46)	$(4.54)	$(7.00)	$18.33

06/30/2021	20.84	0.50	10.14	10.64	(0.42)	0.00	(0.42)	31.06

06/30/2020	24.24	0.59	(3.41)	(2.82)	(0.58)	0.00	(0.58)	20.84

06/30/2019	23.94	0.64	0.39	1.03	(0.73)	0.00	(0.73)	24.24

08/31/2017 - 06/30/2018	25.00	0.42	(1.41)	(0.99)	(0.07)	0.00	(0.07)	23.94

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

06/30/2022	$29.66	$0.95	$(4.57)	$(3.62)	$(0.88)	$0.00	$(0.88)	$25.16

06/30/2021	22.86	0.69	6.53	7.22	(0.42)	0.00	(0.42)	29.66

06/30/2020	24.94	0.53	(1.84)	(1.31)	(0.77)	0.00	(0.77)	22.86

06/30/2019	25.87	0.72	(0.89)	(0.17)	(0.76)	0.00	(0.76)	24.94

08/31/2017 - 06/30/2018	25.00	0.62	0.44	1.06	(0.19)	0.00	(0.19)	25.87

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

06/30/2022	$39.00	$0.75	$(2.90)	$(2.15)	$(0.61)	$0.00	$(0.61)	$36.24

06/30/2021	27.74	0.52	11.28	11.80	(0.54)	0.00	(0.54)	39.00

06/30/2020	29.21	0.62	(1.44)	(0.82)	(0.65)	0.00	(0.65)	27.74

06/30/2019	28.30	0.59	0.91	1.50	(0.59)	0.00	(0.59)	29.21

08/31/2017 - 06/30/2018	25.00	0.43	3.17	3.60	(0.30)	0.00	(0.30)	28.30

PIMCO RAFI ESG U.S. ETF

06/30/2022	$30.72	$0.60	$(3.22)	$(2.62)	$(0.52)	$0.00	$(0.52)	$27.58

06/30/2021	21.40	0.51	9.32	9.83	(0.51)	0.00	(0.51)	30.72

12/18/2019 - 06/30/2020	25.00	0.33	(3.72)	(3.39)	(0.21)	0.00	(0.21)	21.40

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

18	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
				Ratios to Average Net Assets
Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

(23.00)%	$75,517	0.49%		0.50.	%	0.49%		0.50%		4.50%		54%

51.62	494,452	0.50		0.51		0.50		0.51		1.91		58

(11.86)	619,324	0.49		0.50		0.49		0.50		2.66		59

4.53	477,943	0.49		0.50		0.49		0.50		2.75		43

(3.99)	357,169	0.50	*	0.55	*	0.50	*	0.55	*	1.94	*	52

(12.60)%	$85,539	0.39%		0.40%		0.39%		0.40%		3.30%		39%

31.87	88,978	0.40		0.40		0.40		0.40		2.54		48

(5.37)	24,231	0.40		0.41		0.40		0.41		2.21		35

(0.59)	42,888	0.39		0.40		0.39		0.40		2.96		24

4.22	28,976	0.40	*	0.87	*	0.40	*	0.87	*	2.81	*	36

(5.66)%	$94,954	0.29%		0.30%		0.29%		0.30%		1.88%		43%

43.02	82,677	0.29		0.30		0.29		0.30		1.53		63

(2.80)	25,525	0.30		0.31		0.30		0.31		2.12		36

5.50	96,980	0.29		0.30		0.29		0.30		2.08		40

14.43	65,658	0.29	*	0.60	*	0.29	*	0.60	*	1.89	*	56

(8.73)%	$28,615	0.29%		0.30%		0.29%		0.30%		1.94%		26%

46.63	20,584	0.30		0.31		0.30		0.31		1.91		32

(13.42)	8,988	0.30	*	0.86	*	0.30	*	0.86	*	2.75	*	12

ANNUAL REPORT	|	JUNE 30, 2022	19

Statements of Assets and Liabilities	June 30, 2022

(Amounts in thousands†, except per share amounts)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Assets:

Investments, at value
Investments in securities*^	$74,662	$84,683	$94,836	$28,392
Investments in Affiliates	72	1,189	25	0
Cash	0	618	0	203
Foreign currency, at value	489	472	0	0
Receivable for investments sold	0	67	0	0
Receivable for Fund shares sold	0	0	3,649	0
Interest and/or dividends receivable	571	345	110	27
Reimbursement receivable from PIMCO	1	1	1	0
Other assets	1	0	0	0
Total Assets	75,796	87,375	98,621	28,622

Liabilities:
Payable for investments purchased	$175	$0	$3,621	$0
Payable upon return of securities loaned	72	1,807	25	0
Accrued management fees	32	29	21	7
Total Liabilities	279	1,836	3,667	7

Net Assets	$75,517	$85,539	$94,954	$28,615

Net Assets Consist of:

Paid in capital	$79,547	$99,388	$107,597	$32,066

Distributable earnings (accumulated loss)	(4,030)	(13,849)	(12,643)	(3,451)

Net Assets	$75,517	$85,539	$94,954	$28,615

Shares Issued and Outstanding	4,120	3,400	2,620	1,038

Net Asset Value Per Share Outstanding(a):	$18.33	$25.16	$36.24	$27.58

Cost of investments in securities	$77,949	$86,247	$90,787	$30,422
Cost of investments in Affiliates	$72	$1,189	$25	$0
Cost of foreign currency held	$453	$472	$0	$0

* Includes repurchase agreements of:	$1,300	$1,354	$728	$0
^ Includes securities on loan of:	$59	$1,695	$24	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Operations

Year Ended June 30, 2022
(Amounts in thousands†)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Investment Income:

Dividends, net of foreign taxes*	$8,948	$3,465	$1,893	$574
Securities lending income	116	20	1	0
Total Income	9,064	3,485	1,894	574

Expenses:

Management fees	894	368	253	75
Trustee fees	20	6	5	1
Interest expense	6	1	0	0
Miscellaneous expense	9	6	4	1
Total Expenses	929	381	262	77
Waiver and/or Reimbursement by PIMCO	(20)	(6)	(6)	(2)
Net Expenses	909	375	256	75

Net Investment Income (Loss)	8,155	3,110	1,638	499

Net Realized Gain (Loss):

Investments in securities	65,155	(4,937)	(2,613)	(847)
In-kind redemptions	17,718	6,610	3,551	1,259
Over the counter financial derivative instruments	(1)	(5)	0	0
Foreign currency	(458)	(95)	0	0

Net Realized Gain (Loss)	82,414	1,573	938	412

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(124,939)	(17,516)	(8,348)	(4,250)
Foreign currency assets and liabilities	23	(12)	0	0

Net Change in Unrealized Appreciation (Depreciation)	(124,916)	(17,528)	(8,348)	(4,250)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(34,347)	$(12,845)	$(5,772)	$(3,339)

* Foreign tax withholdings - Dividends	$1,236	$384	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	JUNE 30, 2022	21

Statements of Changes in Net Assets

	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF		PIMCO RAFI Dynamic Multi-Factor International Equity ETF		PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF		PIMCO RAFI ESG U.S. ETF

(Amounts in thousands†)	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$8,155	$12,389	$3,110	$1,730	$1,638	$937	$499	$244
Net realized gain (loss)	82,414	154,863	1,573	(2,024)	938	6,125	412	445
Net change in unrealized appreciation (depreciation)	(124,916)	127,110	(17,528)	17,508	(8,348)	14,062	(4,250)	3,930

Net Increase (Decrease) in Net Assets Resulting from Operations	(34,347)	294,362	(12,845)	17,214	(5,772)	21,124	(3,339)	4,619

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(35,613)	(12,004)	(2,872)	(943)	(1,311)	(868)	(411)	(235)

Total Distributions(a)	(35,613)	(12,004)	(2,872)	(943)	(1,311)	(868)	(411)	(235)

Fund Share Transactions:

Receipts for shares sold	19,206	23,871	36,080	50,169	31,146	64,915	17,482	10,114
Cost of shares redeemed	(368,181)	(431,101)	(23,802)	(1,693)	(11,786)	(28,019)	(5,701)	(2,902)
Net increase (decrease) resulting from Fund share transactions	(348,975)	(407,230)	12,278	48,476	19,360	36,896	11,781	7,212

Total Increase (Decrease) in Net Assets	(418,935)	(124,872)	(3,439)	64,747	12,277	57,152	8,031	11,596

Net Assets:

Beginning of year	494,452	619,324	88,978	24,231	82,677	25,525	20,584	8,988
End of year	$75,517	$494,452	$85,539	$88,978	$94,954	$82,677	$28,615	$20,584

Shares of Beneficial Interest:

Shares sold	800	800	1,200	2,000	800	2,000	550	350
Shares redeemed	(12,600)	(14,600)	(800)	(60)	(300)	(800)	(182)	(100)
Net increase (decrease) in shares outstanding	(11,800)	(13,800)	400	1,940	500	1,200	368	250

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.9%

COMMON STOCKS 93.3%

BRAZIL 3.6%

COMMUNICATION SERVICES 0.1%

Telefonica Brasil SA	6,400	$58

CONSUMER DISCRETIONARY 0.2%

Vibra Energia SA	54,500	174

CONSUMER STAPLES 0.8%

Ambev SA	106,800	273

BRF SA (b)	8,100	21

JBS SA	51,000	308

Raia Drogasil SA	8,500	31

		633

ENERGY 0.2%

Cosan SA	6,400	22

Ultrapar Participacoes SA	61,400	145

		167

FINANCIALS 0.6%

B3 SA - Brasil Bolsa Balcao	15,300	32

Banco BTG Pactual SA	5,000	21

Banco do Brasil SA	54,600	348

BB Seguridade Participacoes SA	6,200	31

		432

HEALTH CARE 0.0%

Hypera SA	3,000	22

INDUSTRIALS 0.1%

CCR SA	10,900	26

WEG SA	5,500	28

		54

MATERIALS 1.3%

Cia Siderurgica Nacional SA	12,900	38

Klabin SA	21,900	85

Suzano SA	7,100	67

Vale SA	51,500	753

		943

UTILITIES 0.3%

Centrais Eletricas Brasileiras SA	5,700	51

Cia de Saneamento Basico do Estado de Sao Paulo	4,500	36

Cia Paranaense de Energia	13,300	85

Engie Brasil Energia SA	3,325	26

Equatorial Energia SA	6,700	29

		227

Total Brazil		2,710

CHILE 0.7%

CONSUMER DISCRETIONARY 0.1%

Falabella SA	30,490	72

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.1%

Cencosud SA	44,596	$57

Cia Cervecerias Unidas SA	8,455	53

		110

ENERGY 0.1%

Empresas COPEC SA	5,023	37

FINANCIALS 0.2%

Banco de Chile	1,115,175	101

Banco de Credito e Inversiones SA	811	24

Banco Santander Chile	563,873	23

		148

MATERIALS 0.0%

Empresas CMPC SA	14,492	24

UTILITIES 0.2%

Aguas Andinas SA	150,567	24

Colbun SA	318,289	22

Enel Americas SA	939,004	89

Enel Chile SA	519,731	12

		147

Total Chile		538

CHINA 15.3%

COMMUNICATION SERVICES 0.6%

Baidu, Inc. SP - ADR (b)	1,417	211

China Tower Corp. Ltd. ‘H’	370,000	47

NetEase, Inc. ADR	2,450	229

		487

CONSUMER DISCRETIONARY 2.4%

ANTA Sports Products Ltd.	5,200	64

BAIC Motor Corp. Ltd. ‘H’	85,000	28

BYD Co. Ltd. ‘H’	6,000	242

Dongfeng Motor Group Co. Ltd. ‘H’	68,000	52

Fuyao Glass Industry Group Co. Ltd.	9,600	49

Great Wall Motor Co. Ltd. ‘H’	76,000	157

Guangzhou Automobile Group Co. Ltd. ‘H’	34,000	33

Haier Smart Home Co. Ltd. ‘H’	17,400	65

JD.com, Inc. ADR	5,245	337

Meituan ‘B’ (b)	23,700	591

Shenzhou International Group Holdings Ltd.	8,100	99

Yum China Holdings, Inc.	1,898	92

Zhongsheng Group Holdings Ltd.	5,000	35

		1,844

CONSUMER STAPLES 0.6%

Dali Foods Group Co. Ltd.	44,000	24

Hengan International Group Co. Ltd.	24,500	115

Nongfu Spring Co. Ltd.	8,200	47

Tingyi Cayman Islands Holding Corp.	58,000	100

Tsingtao Brewery Co. Ltd. ‘H’	4,000	42

Uni-President China Holdings Ltd.	35,000	30

Want Want China Holdings Ltd.	86,000	75

		433

	SHARES	MARKET VALUE (000S)
ENERGY 2.7%

China Oilfield Services Ltd. ‘H’	16,000	$15

China Petroleum & Chemical Corp. ‘H’	1,606,000	724

China Shenhua Energy Co. Ltd. ‘H’	176,000	505

PetroChina Co. Ltd. ‘H’	1,012,000	475

Yankuang Energy Group Co. Ltd. ‘H’	94,000	294

		2,013

FINANCIALS 4.7%

Agricultural Bank of China Ltd. ‘H’	1,062,000	402

Bank of China Ltd. ‘H’	3,119,000	1,246

Bank of Communications Co. Ltd. ‘H’	484,000	336

China Cinda Asset Management Co. Ltd. ‘H’	274,000	43

China CITIC Bank Corp. Ltd. ‘H’	386,000	173

China Construction Bank Corp. ‘H’	523,000	353

China Everbright Bank Co. Ltd. ‘H’	105,000	34

China Galaxy Securities Co. Ltd. ‘H’	44,000	25

China Reinsurance Group Corp. ‘H’	271,000	22

China Zheshang Bank Co. Ltd. ‘H’	66,000	30

CITIC Securities Co. Ltd. ‘H’	25,500	57

GF Securities Co. Ltd. ‘H’	14,034	19

Guotai Junan Securities Co. Ltd. ‘H’	18,400	23

Huatai Securities Co. Ltd. ‘H’	15,800	24

Industrial & Commercial Bank of China Ltd. ‘H’	498,000	297

People’s Insurance Co. Group of China Ltd. ‘H’	99,000	30

PICC Property & Casualty Co. Ltd. ‘H’	50,000	52

Postal Savings Bank of China Co. Ltd. ‘H’	453,000	361

		3,527

HEALTH CARE 0.4%

China Resources Pharmaceutical Group Ltd.	89,500	61

CSPC Pharmaceutical Group Ltd.	59,680	60

Shanghai Pharmaceuticals Holding Co. Ltd. ‘H’	22,900	38

Sinopharm Group Co. Ltd. ‘H’	45,600	110

		269

INDUSTRIALS 1.6%

Air China Ltd. ‘H’	52,000	45

Beijing Capital International Airport Co. Ltd. ‘H’	56,000	38

China Communications Services Corp. Ltd. ‘H’	46,000	20

China Energy Engineering Corp. Ltd. ‘H’	262,000	37

China Railway Group Ltd. ‘H’ (b)	476,000	295

CITIC Ltd.	142,000	145

CRRC Corp. Ltd. ‘H’	99,000	37

Guangshen Railway Co. Ltd. ‘H’	98,000	18

Jiangsu Expressway Co. Ltd. ‘H’	50,000	50

Metallurgical Corp. of China Ltd.	145,000	35

Sinopec Engineering Group Co. Ltd. ‘H’	50,500	23

Sinotrans Ltd. ‘H’	127,000	37

Weichai Power Co. Ltd. ‘H’	40,000	64

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	23

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Yangzijiang Shipbuilding Holdings Ltd.	265,600	$178

Zhejiang Expressway Co. Ltd. ‘H’	36,000	33

Zhuzhou CRRC Times Electric Co. Ltd.	10,000	49

ZTO Express Cayman, Inc. ADR	2,461	68

		1,172

INFORMATION TECHNOLOGY 0.3%

FIH Mobile Ltd. (b)	179,000	26

Lenovo Group Ltd.	224,000	210

		236

MATERIALS 0.8%

Angang Steel Co. Ltd. ‘H’	78,000	29

Anhui Conch Cement Co. Ltd. ‘H’	28,500	124

China National Building Material Co. Ltd. ‘H’	278,000	298

China Zhongwang Holdings Ltd. «(b)	338,800	0

Jiangxi Copper Co. Ltd. ‘H’	74,000	101

Shandong Gold Mining Co. Ltd.	20,250	35

Sinopec Shanghai Petrochemical Co. Ltd. ‘H’	136,000	23

		610

REAL ESTATE 0.2%

China Evergrande Group «(d)	121,000	13

China Vanke Co. Ltd. ‘H’	17,100	43

Greentown China Holdings Ltd.	25,000	52

Guangzhou R&F Properties Co. Ltd. ‘H’	79,600	21

Longfor Group Holdings Ltd.	8,500	40

		169

UTILITIES 1.0%

Beijing Jingneng Clean Energy Co. Ltd. ‘H’	116,000	27

CGN Power Co. Ltd. ‘H’	146,000	35

China Longyuan Power Group Corp. Ltd. ‘H’	21,000	41

Datang International Power Generation Co. Ltd. ‘H’	304,000	50

ENN Energy Holdings Ltd.	16,600	274

Huadian Power International Corp. Ltd. ‘H’	334,000	122

Huaneng Power International, Inc. ‘H’	452,000	225

		774

Total China		11,534

GREECE 0.6%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization SA	4,949	87

CONSUMER DISCRETIONARY 0.1%

OPAP SA	4,668	67

ENERGY 0.0%

Motor Oil Hellas Corinth Refineries SA	1,283	24

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.4%

Alpha Services & Holdings SA (b)	111,230	$98

Eurobank Ergasias Services & Holdings SA (b)	88,136	79

National Bank of Greece SA (b)	37,454	112

		289

UTILITIES 0.0%

Public Power Corp. SA (b)	4,020	22

Total Greece		489

HONG KONG 3.6%

CONSUMER STAPLES 0.1%

China Resources Beer Holdings Co. Ltd.	10,000	75

FINANCIALS 0.8%

BOC Hong Kong Holdings Ltd.	150,000	595

Far East Horizon Ltd.	27,000	23

		618

INDUSTRIALS 0.3%

China Merchants Port Holdings Co. Ltd.	10,000	17

China State Construction International Holdings Ltd.	18,000	20

COSCO SHIPPING Ports Ltd.	64,000	46

Orient Overseas International Ltd.	3,500	93

Shanghai Industrial Holdings Ltd.	18,000	26

		202

REAL ESTATE 0.9%

China Jinmao Holdings Group Ltd.	140,000	38

China Overseas Land & Investment Ltd.	172,500	549

China Resources Land Ltd.	10,000	47

Poly Property Group Co. Ltd.	113,000	27

Yuexiu Property Co. Ltd.	25,400	32

		693

UTILITIES 1.5%

Beijing Enterprises Holdings Ltd.	10,000	36

China Power International Development Ltd.	501,000	318

China Resources Gas Group Ltd.	28,000	130

China Resources Power Holdings Co. Ltd.	220,000	454

Guangdong Investment Ltd.	68,000	72

Kunlun Energy Co. Ltd.	130,000	107

		1,117

Total Hong Kong		2,705

INDIA 16.0%

COMMUNICATION SERVICES 0.6%

Bharti Airtel Ltd. (b)	43,096	375

Indus Towers Ltd.	16,618	44

		419

CONSUMER DISCRETIONARY 1.1%

Bajaj Auto Ltd.	1,797	85

Eicher Motors Ltd. (b)	1,117	40

	SHARES	MARKET VALUE (000S)

Hero MotoCorp Ltd.	3,183	$110

Mahindra & Mahindra Ltd.	3,400	47

Maruti Suzuki India Ltd. (b)	638	69

Rajesh Exports Ltd.	4,332	34

Tata Motors Ltd. (b)	67,732	353

Titan Co. Ltd.	3,017	74

		812

CONSUMER STAPLES 1.8%

Avenue Supermarts Ltd. (b)	1,262	55

Britannia Industries Ltd.	807	36

Dabur India Ltd. (b)	4,994	31

Godrej Consumer Products Ltd. (b)	3,743	36

Hindustan Unilever Ltd.	9,362	265

ITC Ltd.	223,506	776

Marico Ltd.	5,421	33

Nestle India Ltd.	273	61

Tata Consumer Products Ltd.	3,414	31

		1,324

ENERGY 2.1%

Bharat Petroleum Corp. Ltd.	23,897	94

Coal India Ltd.	124,887	294

Hindustan Petroleum Corp. Ltd.	41,935	116

Indian Oil Corp. Ltd. (b)	64,433	61

Indian Oil Corp. Ltd.	128,866	121

Mangalore Refinery & Petrochemicals Ltd. (b)	26,560	30

Oil & Natural Gas Corp. Ltd.	139,683	267

Oil India Ltd.	11,908	38

Petronet LNG Ltd.	16,243	45

Reliance Industries Ltd. (b)	16,692	551

		1,617

FINANCIALS 1.4%

Bajaj Finserv Ltd.	290	40

Bajaj Holdings & Investment Ltd.	552	32

Bandhan Bank Ltd. (b)	8,704	29

Bank of Baroda	27,337	34

Cholamandalam Investment and Finance Co. Ltd.	3,873	31

Federal Bank Ltd. (b)	30,650	35

HDFC Bank Ltd.	9,361	160

ICICI Bank Ltd.	36,802	331

IDFC Ltd.	47,946	30

Indiabulls Housing Finance Ltd. ‘L’ (b)	29,339	35

Kotak Mahindra Bank Ltd. (b)	7,410	157

Power Finance Corp. Ltd.	28,405	38

SBI Life Insurance Co. Ltd.	2,394	33

State Bank of India	18,286	108

		1,093

HEALTH CARE 0.8%

Alkem Laboratories Ltd.	812	31

Aurobindo Pharma Ltd.	4,165	27

Cipla Ltd. (b)	8,005	93

Divi’s Laboratories Ltd. (b)	1,009	47

Dr Reddy’s Laboratories Ltd.	2,499	139

Lupin Ltd. (b)	4,165	32

Sun Pharmaceutical Industries Ltd.	22,630	238

		607

24	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.5%

Adani Enterprises Ltd. (b)	8,367	$233

Bharat Electronics Ltd.	11,587	35

Havells India Ltd.	2,455	34

Larsen & Toubro Ltd.	5,350	106

		408

INFORMATION TECHNOLOGY 5.9%

HCL Technologies Ltd.	37,735	467

Infosys Ltd.	127,531	2,370

Mindtree Ltd.	704	26

Mphasis Ltd.	1,503	44

Redington India Ltd.	26,640	43

Tata Consultancy Services Ltd.	22,246	924

Tech Mahindra Ltd.	22,744	289

Wipro Ltd.	57,503	304

		4,467

MATERIALS 0.9%

ACC Ltd.	1,300	35

Ambuja Cements Ltd.	7,728	36

Asian Paints Ltd.	4,407	151

Jindal Steel & Power Ltd.	27,373	115

National Aluminium Co. Ltd.	79,894	70

NMDC Ltd.	16,686	23

Pidilite Industries Ltd. (b)	1,177	31

SRF Ltd.	1,073	31

Steel Authority of India Ltd.	26,690	23

Tata Steel Ltd.	3,137	35

UPL Ltd. (b)	4,035	32

Vedanta Ltd.	36,154	102

		684

REAL ESTATE 0.0%

DLF Ltd. (b)	7,219	29

UTILITIES 0.9%

Adani Power Ltd. (b)	11,390	38

GAIL India Ltd.	16,533	29

Jaiprakash Power Ventures Ltd. (b)	365,442	30

NTPC Ltd. (b)	183,912	333

Power Grid Corp. of India Ltd. (b)	70,915	191

Tata Power Co. Ltd.	10,881	28

		649

Total India		12,109

INDONESIA 2.2%

COMMUNICATION SERVICES 0.5%

Telkom Indonesia Persero Tbk PT	1,259,300	339

CONSUMER DISCRETIONARY 0.2%

Astra International Tbk PT	409,500	182

CONSUMER STAPLES 0.2%

Charoen Pokphand Indonesia Tbk PT	49,000	20

Indofood CBP Sukses Makmur Tbk PT	47,000	30

Indofood Sukses Makmur Tbk PT	28,100	13

Sumber Alfaria Trijaya Tbk PT	287,300	39

Unilever Indonesia Tbk PT	107,400	35

		137

	SHARES	MARKET VALUE (000S)
ENERGY 0.4%

Adaro Energy Indonesia Tbk PT	729,400	$140

Bukit Asam Tbk PT	142,900	37

Indo Tambangraya Megah Tbk PT	52,900	109

United Tractors Tbk PT	26,600	51

		337

FINANCIALS 0.7%

Bank Central Asia Tbk PT	700,700	341

Bank Mandiri Persero Tbk PT	57,900	31

Bank Negara Indonesia Persero Tbk PT	63,100	33

Bank Rakyat Indonesia Persero Tbk PT	428,300	120

		525

HEALTH CARE 0.0%

Kalbe Farma Tbk PT	321,700	36

MATERIALS 0.1%

Indah Kiat Pulp & Paper Tbk PT	48,800	25

Indocement Tunggal Prakarsa Tbk PT	36,500	23

		48

UTILITIES 0.1%

Perusahaan Gas Negara Tbk PT	410,700	44

Total Indonesia		1,648

MALAYSIA 1.8%

COMMUNICATION SERVICES 0.2%

Axiata Group Bhd	36,100	23

DiGi.Com Bhd	64,800	52

Maxis Bhd	40,100	30

Telekom Malaysia Bhd	42,700	51

		156

CONSUMER DISCRETIONARY 0.1%

Genting Bhd	38,200	39

Genting Malaysia Bhd	80,200	52

		91

CONSUMER STAPLES 0.2%

IOI Corp. Bhd.	22,800	20

Kuala Lumpur Kepong Bhd	4,900	24

PPB Group Bhd	9,800	35

Sime Darby Plantation Bhd	60,600	60

		139

ENERGY 0.1%

Petronas Dagangan Bhd.	7,600	37

FINANCIALS 0.8%

Alliance Bank Malaysia Bhd.	44,400	32

AMMB Holdings Bhd	28,200	24

CIMB Group Holdings Bhd	102,800	116

Hong Leong Bank Bhd	7,500	35

Malayan Banking Bhd	83,600	163

Public Bank Bhd	191,100	189

RHB Bank Bhd	41,500	54

		613

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

CAPITAL A BHD (b)	151,800	$21

Malaysia Airports Holdings Bhd (b)	21,300	32

MISC Bhd	16,400	26

Sime Darby Bhd	49,600	24

		103

MATERIALS 0.2%

Petronas Chemicals Group Bhd	58,700	120

Press Metal Aluminium Holdings Bhd	15,100	16

		136

UTILITIES 0.1%

Petronas Gas Bhd	6,300	23

Tenaga Nasional Bhd	29,700	54

		77

Total Malaysia		1,352

MEXICO 3.2%

COMMUNICATION SERVICES 1.2%

America Movil SAB de CV	883,106	903

Grupo Televisa SAB	10,266	17

Megacable Holdings SAB de CV	10,834	26

		946

CONSUMER STAPLES 1.2%

Arca Continental SAB de CV	12,400	82

Coca-Cola Femsa SAB de CV	21,155	117

Gruma SAB de CV	9,089	101

Grupo Bimbo SAB de CV	10,600	34

Kimberly-Clark de Mexico SAB de CV	59,330	80

Wal-Mart de Mexico SAB de CV	155,162	535

		949

FINANCIALS 0.2%

Grupo Elektra SAB de CV	460	26

Grupo Financiero Banorte SAB de CV	14,834	83

Grupo Financiero Inbursa SAB de CV (b)	20,200	32

		141

INDUSTRIALS 0.2%

Alfa SAB de CV	78,898	56

Grupo Aeroportuario del Pacifico SAB de CV	4,566	64

Grupo Aeroportuario del Sureste SAB de CV	1,030	20

		140

MATERIALS 0.4%

Alpek SAB de CV	13,632	19

Grupo Mexico SAB de CV	59,796	247

Orbia Advance Corp. SAB de CV	8,100	19

		285

Total Mexico		2,461

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	25

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
PHILIPPINES 0.5%

COMMUNICATION SERVICES 0.1%

Globe Telecom, Inc.	515	$21

PLDT, Inc.	1,585	49

		70

CONSUMER STAPLES 0.0%

Universal Robina Corp.	14,670	30

FINANCIALS 0.1%

Bank of the Philippine Islands	13,891	22

BDO Unibank, Inc.	11,420	23

Metro Pacific Investments Corp.	435,000	28

Metropolitan Bank & Trust Co.	32,632	28

		101

INDUSTRIALS 0.1%

Ayala Corp.	1,140	12

International Container Terminal Services, Inc.	17,270	58

		70

REAL ESTATE 0.1%

SM Prime Holdings, Inc.	50,900	34

UTILITIES 0.1%

AC Energy Corp.	3,420	1

Manila Electric Co.	7,000	45

		46

Total Philippines		351

POLAND 0.8%

COMMUNICATION SERVICES 0.1%

Cyfrowy Polsat SA	3,165	15

Orange Polska SA	21,608	30

		45

ENERGY 0.4%

Grupa Lotos SA	4,323	67

Polski Koncern Naftowy ORLEN SA	12,724	195

Polskie Gornictwo Naftowe i Gazownictwo SA	32,540	42

		304

FINANCIALS 0.1%

Powszechny Zaklad Ubezpieczen SA	15,520	104

MATERIALS 0.1%

Grupa Azoty SA (b)	1,217	12

Jastrzebska Spolka Weglowa SA (b)	2,280	33

KGHM Polska Miedz SA	1,583	42

		87

UTILITIES 0.1%

PGE Polska Grupa Energetyczna SA (b)	20,320	48

Tauron Polska Energia SA (b)	55,439	43

		91

Total Poland		631

	SHARES	MARKET VALUE (000S)
ROMANIA 0.0%

REAL ESTATE 0.0%

NEPI Rockcastle SA	3,317	$18

Total Romania		18

RUSSIA 0.0%

CONSUMER STAPLES 0.0%

Magnit PJSC «	2,673	0

ENERGY 0.0%

Gazprom Neft PJSC «	13,620	0

Gazprom PJSC «	635,130	0

LUKOIL PJSC «	15,703	0

Novatek PJSC «	21,924	0

Rosneft Oil Co. PJSC «	66,050	0

Surgutneftegas PJSC «	701,700	0

Tatneft PJSC «	19,086	0

		0

FINANCIALS 0.0%

Sberbank of Russia PJSC «	117,340	0

VTB Bank PJSC «	598,992,500	1

		1

MATERIALS 0.0%

Magnitogorsk Iron & Steel Works PJSC «	160,600	0

MMC Norilsk Nickel PJSC «	1,269	0

Novolipetsk Steel PJSC «	88,470	0

Severstal PAO ^«(a)	17,344	0

		0

UTILITIES 0.0%

Inter RAO UES PJSC «	1,587,500	0

Rosseti PJSC «	3,309,000	0

		0

Total Russia		1

SAUDI ARABIA 3.6%

COMMUNICATION SERVICES 0.4%

Etihad Etisalat Co.	3,269	31

Saudi Telecom Co.	11,545	299

		330

CONSUMER DISCRETIONARY 0.1%

Jarir Marketing Co.	1,116	48

CONSUMER STAPLES 0.1%

Almarai Co. JSC	3,481	49

ENERGY 0.5%

Saudi Arabian Oil Co.	40,948	423

FINANCIALS 1.3%

Al Rajhi Bank	22,203	489

Alinma Bank	4,688	42

Arab National Bank	2,200	17

Bank Al-Jazira	5,190	31

Bank AlBilad (b)	2,358	28

	SHARES	MARKET VALUE (000S)

Banque Saudi Fransi	2,630	$33

Bupa Arabia for Cooperative Insurance Co.	823	35

Riyad Bank	3,330	29

Saudi British Bank	5,605	61

Saudi Investment Bank	4,938	26

Saudi National Bank	10,858	191

		982

HEALTH CARE 0.0%

Dr Sulaiman Al Habib Medical Services Group Co.	317	16

MATERIALS 1.1%

Advanced Petrochemical Co.	1,389	19

SABIC Agri-Nutrients Co.	4,167	153

Sahara International Petrochemical Co.	1,517	20

Saudi Arabian Mining Co. (b)	4,952	66

Saudi Basic Industries Corp.	16,659	452

Saudi Industrial Investment Group	7,769	59

Yanbu National Petrochemical Co.	2,851	39

		808

UTILITIES 0.1%

Saudi Electricity Co.	7,516	49

Total Saudi Arabia		2,705

SINGAPORE 0.1%

INDUSTRIALS 0.1%

BOC Aviation Ltd.	5,200	44

Total Singapore		44

SOUTH AFRICA 4.1%

COMMUNICATION SERVICES 0.7%

MTN Group Ltd.	49,333	401

MultiChoice Group	7,089	51

Telkom SA SOC Ltd.	19,733	44

Vodacom Group Ltd.	3,545	29

		525

CONSUMER DISCRETIONARY 0.3%

Foschini Group Ltd.	2,943	22

Motus Holdings Ltd.	6,128	40

Mr Price Group Ltd.	4,699	51

Truworths International Ltd.	13,038	41

Woolworths Holdings Ltd.	23,657	79

		233

CONSUMER STAPLES 0.5%

AVI Ltd.	6,208	25

Bid Corp. Ltd.	6,307	119

Pick n Pay Stores Ltd.	8,861	31

Shoprite Holdings Ltd.	13,332	162

SPAR Group Ltd.	4,228	36

		373

ENERGY 0.2%

Exxaro Resources Ltd.	9,615	117

26	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.7%

Absa Group Ltd.	7,364	$70

Capitec Bank Holdings Ltd.	519	64

Discovery Ltd. (b)	3,177	25

FirstRand Ltd.	36,687	141

Nedbank Group Ltd.	2,467	32

Old Mutual Ltd.	26,846	18

Remgro Ltd.	4,170	33

Sanlam Ltd.	5,366	18

Standard Bank Group Ltd.	17,420	166

		567

HEALTH CARE 0.1%

Aspen Pharmacare Holdings Ltd.	1,457	13

Life Healthcare Group Holdings Ltd.	19,861	22

Netcare Ltd.	24,114	21

		56

INDUSTRIALS 0.1%

Barloworld Ltd.	3,895	21

Bidvest Group Ltd.	1,749	23

		44

MATERIALS 1.5%

Anglo American Platinum Ltd.	309	27

AngloGold Ashanti Ltd.	12,504	185

Gold Fields Ltd.	20,959	193

Impala Platinum Holdings Ltd.	3,578	40

Kumba Iron Ore Ltd.	1,777	58

Sappi Ltd.	18,194	60

Sasol Ltd. (b)	25,987	599

		1,162

Total South Africa		3,077

SOUTH KOREA 13.4%

COMMUNICATION SERVICES 1.6%

KT Corp.	15,164	426

LG Uplus Corp.	13,133	129

NAVER Corp.	1,169	218

NCSoft Corp.	167	45

SK Telecom Co. Ltd.	9,285	373

		1,191

CONSUMER DISCRETIONARY 3.7%

Coway Co. Ltd.	1,565	77

Hankook Tire & Technology Co. Ltd.	2,456	63

Hanon Systems	3,905	30

Hyundai Department Store Co. Ltd.	639	35

Hyundai Mobis Co. Ltd.	2,232	344

Hyundai Motor Co.	6,475	905

Hyundai Wia Corp.	423	18

Kangwon Land, Inc.	5,338	105

Kia Corp.	14,416	860

LG Electronics, Inc.	4,331	295

Lotte Shopping Co. Ltd.	865	70

Shinsegae, Inc.	116	20

		2,822

CONSUMER STAPLES 0.7%

Amorepacific Corp.	290	29

Amorepacific Group	796	23

	SHARES	MARKET VALUE (000S)

CJ CheilJedang Corp.	252	$74

E-MART, Inc.	1,253	102

GS Retail Co. Ltd.	885	18

KT&G Corp.	3,397	215

LG H&H Co. Ltd.	95	50

		511

ENERGY 0.8%

HD Hyundai Co. Ltd.	2,432	112

S-Oil Corp.	293	23

SK Innovation Co. Ltd.	3,124	464

		599

FINANCIALS 2.1%

BNK Financial Group, Inc.	13,876	72

DB Insurance Co. Ltd.	1,942	92

DGB Financial Group, Inc.	7,910	47

Hana Financial Group, Inc.	2,117	64

Hanwha Life Insurance Co. Ltd.	10,951	19

Hyundai Marine & Fire Insurance Co. Ltd.	5,225	125

Industrial Bank of Korea	15,943	118

KB Financial Group, Inc.	1,722	64

Meritz Financial Group, Inc.	2,312	46

Meritz Fire & Marine Insurance Co. Ltd.	3,551	91

Samsung Card Co. Ltd.	693	16

Samsung Fire & Marine Insurance Co. Ltd.	1,112	173

Samsung Life Insurance Co. Ltd.	2,619	127

Samsung Securities Co. Ltd.	1,116	29

Shinhan Financial Group Co. Ltd.	15,803	453

Woori Financial Group, Inc.	7,357	69

		1,605

INDUSTRIALS 1.6%

CJ Corp.	386	23

Doosan Co. Ltd. (d)	521	28

Doosan Enerbility Co. Ltd. (b)	9,666	145

GS Engineering & Construction Corp.	610	15

GS Holdings Corp.	2,274	74

Hanwha Corp.	2,314	46

Hyundai Engineering & Construction Co. Ltd.	2,461	79

Hyundai Glovis Co. Ltd.	1,226	170

Korea Shipbuilding & Offshore Engineering Co. Ltd. (b)	269	20

Korean Air Lines Co. Ltd. (b)	3,157	62

LG Corp.	2,334	140

LG International Corp.	2,587	65

LS Corp.	767	38

Posco International Corp.	4,462	66

SK Networks Co. Ltd.	5,566	18

SK, Inc.	1,306	217

		1,206

INFORMATION TECHNOLOGY 1.1%

LG Display Co. Ltd.	18,483	207

Samsung Electro-Mechanics Co. Ltd.	720	73

SK Hynix, Inc.	7,413	523

		803

	SHARES	MARKET VALUE (000S)
MATERIALS 1.3%

Dongkuk Steel Mill Co. Ltd.	7,423	$74

Hyundai Steel Co.	5,359	133

Kolon Industries, Inc.	461	18

Korea Zinc Co. Ltd.	346	130

POSCO Holdings, Inc.	3,509	626

SKC Co. Ltd.	130	13

		994

UTILITIES 0.5%

Korea Electric Power Corp.	16,660	291

Korea Gas Corp.	3,375	103

		394

Total South Korea		10,125

TAIWAN 16.0%

COMMUNICATION SERVICES 0.9%

Chunghwa Telecom Co. Ltd.	90,000	369

Far EasTone Telecommunications Co. Ltd.	61,000	172

Taiwan Mobile Co. Ltd.	28,000	102

		643

CONSUMER DISCRETIONARY 0.6%

Cheng Shin Rubber Industry Co. Ltd.	67,000	80

China Motor Corp.	8,000	17

Eclat Textile Co. Ltd.	3,000	42

Feng TAY Enterprise Co. Ltd.	5,000	29

Giant Manufacturing Co. Ltd.	2,000	16

Hotai Motor Co. Ltd.	3,000	61

Kinpo Electronics	40,000	18

Nien Made Enterprise Co. Ltd.	2,000	20

Pou Chen Corp.	68,000	68

Ruentex Industries Ltd.	15,800	41

Yulon Motor Co. Ltd.	40,509	64

		456

CONSUMER STAPLES 0.4%

Great Wall Enterprise Co. Ltd.	15,960	26

President Chain Store Corp.	14,000	128

Uni-President Enterprises Corp.	71,000	160

		314

ENERGY 0.1%

Formosa Petrochemical Corp.	24,000	76

FINANCIALS 3.9%

Cathay Financial Holding Co. Ltd.	235,000	402

Chailease Holding Co. Ltd.	3,832	27

Chang Hwa Commercial Bank Ltd.	120,000	70

China Development Financial Holding Corp.	473,096	234

CTBC Financial Holding Co. Ltd.	514,000	435

E.Sun Financial Holding Co. Ltd.	236,648	231

First Financial Holding Co. Ltd.	165,490	146

Fubon Financial Holding Co. Ltd.	201,369	405

Hua Nan Financial Holdings Co. Ltd. ‘C’	140,371	107

Mega Financial Holding Co. Ltd.	240,000	285

Shanghai Commercial & Savings Bank Ltd.	22,000	39

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	27

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Shin Kong Financial Holding Co. Ltd.	164,307	$49

SinoPac Financial Holdings Co. Ltd.	176,528	100

Taichung Commercial Bank Co. Ltd.	46,000	21

Taishin Financial Holding Co. Ltd.	270,552	148

Taiwan Business Bank (b)	97,000	38

Taiwan Cooperative Financial Holding Co. Ltd.	169,560	153

Yuanta Financial Holding Co. Ltd.	84,000	56

		2,946

INDUSTRIALS 1.0%

China Airlines Ltd.	159,000	126

CTCI Corp.	20,000	30

Eva Airways Corp. (b)	123,400	132

Evergreen Marine Corp. Taiwan Ltd.	20,000	57

Far Eastern New Century Corp.	75,000	80

Taiwan High Speed Rail Corp.	20,000	19

Teco Electric & Machinery Co. Ltd.	33,000	33

Walsin Lihwa Corp.	170,000	206

Wan Hai Lines Ltd.	13,000	52

		735

INFORMATION TECHNOLOGY 7.0%

Accton Technology Corp.	3,000	24

Acer, Inc.	122,000	89

Advantech Co. Ltd.	7,291	85

Asustek Computer, Inc.	24,000	251

AUO Corp.	454,000	249

Catcher Technology Co. Ltd.	17,000	95

Chicony Electronics Co. Ltd.	27,000	67

Compal Electronics, Inc.	190,000	145

Delta Electronics, Inc.	10,000	75

Foxconn Technology Co. Ltd.	17,000	28

Hon Hai Precision Industry Co. Ltd.	87,600	322

HTC Corp. (b)	9,000	15

Innolux Corp.	815,000	332

Inventec Corp.	92,000	78

Largan Precision Co. Ltd.	290	17

Lite-On Technology Corp.	58,000	113

MediaTek, Inc.	24,000	527

Micro-Star International Co. Ltd.	25,000	95

Nan Ya Printed Circuit Board Corp.	2,000	18

Nanya Technology Corp.	8,000	13

Novatek Microelectronics Corp.	19,000	193

Pegatron Corp.	63,000	121

Powertech Technology, Inc.	40,000	118

Quanta Computer, Inc.	83,000	223

Radiant Opto-Electronics Corp.	6,000	17

Realtek Semiconductor Corp.	3,000	37

Silicon Motion Technology Corp. ADR	212	18

Supreme Electronics Co. Ltd.	55,593	79

Synnex Technology International Corp.	42,000	75

Taiwan Semiconductor Manufacturing Co. Ltd.	67,000	1,074

TPK Holding Co. Ltd.	11,000	13

Transcend Information, Inc.	6,000	14

Tripod Technology Corp.	10,000	37

Unimicron Technology Corp.	3,000	16

United Microelectronics Corp.	215,000	287

Wistron Corp.	131,347	118

Wiwynn Corp.	1,000	23

WPG Holdings Ltd.	46,560	86

	SHARES	MARKET VALUE (000S)

WT Microelectronics Co. Ltd.	23,000	$52

Yageo Corp.	2,000	21

Zhen Ding Technology Holding Ltd.	9,000	31

		5,291

MATERIALS 2.0%

Asia Cement Corp.	66,000	97

Cheng Loong Corp.	24,000	21

China Steel Corp.	418,000	400

Eternal Materials Co. Ltd.	24,000	26

Formosa Chemicals & Fibre Corp.	50,000	126

Formosa Plastics Corp.	87,000	318

Nan Ya Plastics Corp.	87,000	243

TA Chen Stainless Pipe	12,000	14

Taiwan Cement Corp.	137,422	183

Taiwan Fertilizer Co. Ltd.	10,000	21

Tung Ho Steel Enterprise Corp.	16,020	28

YFY, Inc.	27,000	23

		1,500

REAL ESTATE 0.1%

Farglory Land Development Co. Ltd.	9,000	19

Highwealth Construction Corp.	17,000	26

Ruentex Development Co. Ltd.	19,800	49

		94

Total Taiwan		12,055

THAILAND 5.7%

COMMUNICATION SERVICES 0.6%

Advanced Info Service PCL	41,400	228

Digital Telecommunications Infrastructure Fund	157,600	60

Intouch Holdings PCL	27,000	52

Jasmine International PCL (b)	312,300	31

Total Access Communication PCL	37,500	47

		418

CONSUMER DISCRETIONARY 0.1%

Central Retail Corp. PCL	30,700	30

Home Product Center PCL	66,100	24

Sri Trang Agro-Industry PCL	52,700	32

		86

CONSUMER STAPLES 0.8%

Berli Jucker PCL	21,400	20

Charoen Pokphand Foods PCL	166,900	123

CP ALL PCL	154,700	263

Thai Beverage PCL	195,900	91

Thai Union Group PCL ‘F’	221,600	107

		604

ENERGY 1.2%

Bangchak Corp. PCL	88,000	78

Esso Thailand PCL (b)	100,100	33

IRPC PCL	831,100	76

PTT Exploration & Production PCL	20,100	90

PTT PCL	486,800	468

Star Petroleum Refining PCL	204,000	70

Thai Oil PCL	34,100	50

		865

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.1%

Bangkok Bank PCL	70,400	$265

Kasikornbank PCL	33,000	141

Krung Thai Bank PCL	399,700	176

SCB PCL	18,700	55

Thanachart Capital PCL	78,900	84

Tisco Financial Group PCL	20,800	52

TMBThanachart Bank PCL	1,019,300	36

		809

HEALTH CARE 0.3%

Bangkok Dusit Medical Services PCL ‘F’	249,600	177

Bumrungrad Hospital PCL	15,200	77

		254

INDUSTRIALS 0.4%

Airports of Thailand PCL	66,600	134

Delta Electronics Thailand PCL	8,900	84

Jasmine Broadband Internet Infrastructure Fund	227,700	62

		280

INFORMATION TECHNOLOGY 0.0%

Fabrinet (b)	416	34

MATERIALS 0.9%

Indorama Ventures PCL	22,200	30

PTT Global Chemical PCL	84,700	109

SCG Packaging PCL	14,900	23

Siam Cement PCL	47,300	501

		663

REAL ESTATE 0.2%

Central Pattana PCL	22,000	38

Land & Houses PCL	369,400	88

Sansiri PCL	599,200	17

Supalai PCL	53,600	28

		171

UTILITIES 0.1%

Electricity Generating PCL	7,400	37

Gulf Energy Development PCL	25,200	33

Ratch Group PCL	20,250	22

		92

Total Thailand		4,276

TURKEY 2.1%

COMMUNICATION SERVICES 0.2%

Turkcell Iletisim Hizmetleri AS	150,253	147

CONSUMER DISCRETIONARY 0.3%

Arcelik AS	21,434	93

Ford Otomotiv Sanayi AS	4,502	73

Tofas Turk Otomobil Fabrikasi AS	9,376	34

		200

CONSUMER STAPLES 0.2%

Anadolu Efes Biracilik Ve Malt Sanayii AS	10,227	17

28	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	SHARES	MARKET VALUE (000S)

BIM Birlesik Magazalar AS	22,683	$110

Coca-Cola Icecek AS	2,974	23

		150

ENERGY 0.4%

Turkiye Petrol Rafinerileri AS (b)	17,285	272

FINANCIALS 0.4%

Akbank TAS	144,380	69

Haci Omer Sabanci Holding AS	91,257	103

Is Yatirim Menkul Degerler AS	23,883	27

Turkiye Is Bankasi AS ‘C’	339,324	90

Turkiye Vakiflar Bankasi TAO ‘D’ (b)	87,557	19

Yapi ve Kredi Bankasi AS	100,497	26

		334

INDUSTRIALS 0.5%

Enka Insaat ve Sanayi AS	72,229	75

KOC Holding AS	41,620	92

Turk Hava Yollari AO (b)	67,139	188

Turkiye Sise ve Cam Fabrikalari AS	26,717	34

		389

MATERIALS 0.1%

Eregli Demir ve Celik Fabrikalari TAS	28,731	47

Petkim Petrokimya Holding AS (b)	40,697	21

		68

UTILITIES 0.0%

Aygaz AS	10,166	23

Total Turkey		1,583

UNITED STATES 0.0%

CONSUMER DISCRETIONARY 0.0%

Nexteer Automotive Group Ltd.	40,000	29

Total United States		29

Total Common Stocks (Cost $74,047)		70,441

	UNITS
EQUITY-LINKED SECURITIES 2.0%

UNITED KINGDOM 2.0%

FINANCIALS 1.7%

HSBC Bank PLC, Bank of Beijing Co. Ltd. - Exp. 04/25/2023	139,600	95

HSBC Bank PLC, Bank of Jiangsu Co. Ltd. - Exp. 05/18/2023	67,695	72

HSBC Bank PLC, Bank of Nanjing Co. Ltd. - Exp. 12/17/2022	32,100	50

HSBC Bank PLC, China State Construction Engineering Corp. Ltd. - Exp. 05/18/2023	97,100	77

HSBC Bank PLC, China Yangtze Power Co. Ltd. - Exp. 05/18/2023	20,800	72

HSBC Bank PLC, Contemporary Amperex Technology Co. Ltd. - Exp. 03/24/2023	1,000	80

HSBC Bank PLC, Daqin Railway Co. Ltd. - Exp. 05/18/2023	39,700	39

	UNITS	MARKET VALUE (000S)

HSBC Bank PLC, GD Power Development Co. Ltd. - Exp. 06/17/2023	63,300	$37

HSBC Bank PLC, GoerTek, Inc. - Exp. 12/07/2022	7,100	36

HSBC Bank PLC, Hesteel Co. Ltd. - Exp. 09/22/2022	73,500	25

HSBC Bank PLC, Huaxia Bank Co. Ltd. - Exp. 06/17/2023	45,100	35

HSBC Bank PLC, Huayu Automotive Systems Co. Ltd. - Exp. 07/18/2022	5,400	19

HSBC Bank PLC, Industrial Bank Co. Ltd. - Exp. 09/16/2022	60,300	179

HSBC Bank PLC, Kweichow Moutai Co. Ltd. - Exp. 08/15/2022	100	30

HSBC Bank PLC, LONGi Green Energy Technology Co. Ltd. - Exp. 11/02/2022	1,640	16

HSBC Bank PLC, Luxshare Precision Industry Co. Ltd. - Exp. 04/25/2023	6,800	34

HSBC Bank PLC, Poly Developments and Holdings Group Co. Ltd. - Exp. 02/11/2023	12,900	34

HSBC Bank PLC, Power Construction Corp. of China Ltd. - Exp. 05/18/2023	63,400	74

HSBC Bank PLC, Shanghai Construction Group Co. Ltd. - Exp. 12/02/2022	76,200	34

HSBC Bank PLC, TBEA Co. Ltd. - Exp. 05/18/2023	19,600	80

HSBC Bank PLC, Tongling Nonferrous Metals Group Co. Ltd. - Exp. 12/05/2022	59,300	29

HSBC Bank PLC, Wanhua Chemical Group Co. Ltd. - Exp. 10/11/2022	2,600	38

HSBC Bank PLC, Wens Foodstuffs Group Co. Ltd. - Exp. 11/02/2022	23,900	76

HSBC Bank PLC, Xiamen ITG Group Corp. Ltd. - Exp. 06/17/2023	29,300	33

		1,294

INDUSTRIALS 0.3%

HSBC Bank PLC, China United Network Communications Ltd. - Exp. 06/17/2023	65,900	34

HSBC Bank PLC, Inner Mongolia Yili Industrial Group Co. Ltd. - Exp. 1/17/2023	10,600	62

HSBC Bank PLC, SAIC Motor Corp. Ltd. - Exp. 12/07/2022	6,000	16

HSBC Bank PLC, Tongwei Co. Ltd. - Exp. 12/17/2022	4,500	40

HSBC Bank PLC, Xiamen C & D, Inc. - Exp. 12/12/2022	18,100	35

		187

Total Equity-Linked Securities (Cost $1,450)		1,481

	SHARES
PREFERRED STOCKS 1.8%

BRAZIL 1.5%

BANKING & FINANCE 0.2%

Banco do Estado do Rio Grande do Sul SA	19,700	34

Itau Unibanco Holding SA	34,450	149

		183

	SHARES	MARKET VALUE (000S)
ENERGY 0.4%

Petroleo Brasileiro SA	50,100	$267

INDUSTRIALS 0.4%

Braskem SA	5,400	39

Gerdau SA	33,300	142

Metalurgica Gerdau SA	68,400	125

		306

UTILITIES 0.5%

Cia de Transmissao de Energia Eletrica Paulista	16,300	71

Cia Energetica de Minas Gerais	150,571	299

		370

Total Brazil		1,126

CHILE 0.3%

INDUSTRIALS 0.3%

Embotelladora Andina SA	22,603	40

Sociedad Quimica y Minera de Chile SA	2,430	203

		243

Total Chile		243

RUSSIA 0.0%

ENERGY 0.0%

Bashneft PJSC «	2,929	0

Transneft PJSC «(d)	22	0

		0

Total Russia		0

Total Preferred Stocks (Cost $1,061)		1,369

REAL ESTATE INVESTMENT TRUSTS 0.1%

INDIA 0.1%

REAL ESTATE 0.1%

Embassy Office Parks REIT	7,306	34

Total India		34

SOUTH AFRICA 0.0%

REAL ESTATE 0.0%

Growthpoint Properties Ltd.	23,472	18

Total South Africa		18

TURKEY 0.0%

REAL ESTATE 0.0%

Emlak Konut Gayrimenkul Yatirim Ortakligi AS (d)	119,172	19

Total Turkey		19

Total Real Estate Investment Trusts (Cost $91)		71

SHORT-TERM INSTRUMENTS 1.7%

REPURCHASE AGREEMENTS (f) 1.7%
		1,300

Total Short-Term Instruments (Cost $1,300)		1,300

Total Investments in Securities (Cost $77,949)		74,662

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	29

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

MUTUAL FUNDS 0.1%

PIMCO Government Money Market Fund
1.450% (c)(d)(e)	72,038	$72

Total Short-Term Instruments (Cost $72)		72

Total Investments in Affiliates (Cost $72)		72

Total Investments 99.0% (Cost $78,021)		$74,734

Other Assets and Liabilities, net 1.0%		783

Net Assets 100.0%		$75,517

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security is not accruing income as of the date of this report.
(b)	Security did not produce income within the last twelve months.
(c)	Institutional Class Shares of each Fund.
(d)

Securities with an aggregate market value of $59 were out on loan in exchange for $72 of cash collateral as of June 30, 2022. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(e)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$1,300	U.S. Treasury Notes 2.875% due 06/15/2025	$(1,326)	$1,300	$1,300

Total Repurchase Agreements						$(1,326)	$1,300	$1,300

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,300	$0	$0	$0	$1,300	$(1,326)	$(26)

Master Securities Lending Agreement
BCY	0	0	0	42	42	(53)	(11)
MBC	0	0	0	8	8	(9)	(1)
UBS	0	0	0	9	9	(10)	(1)

Total Borrowings and Other Financing Transactions	$1,300	$0	$0	$59

30	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$53	$0	$0	$0	$53
Preferred Securities	10	0	0	0	10
Real Estate Investment Trusts	9	0	0	0	9

Total Borrowings	$72	$0	$0	$0	$72

Payable for securities on loan - cash collateral					$72

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1)	$0	$(1)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Common Stocks
Brazil
Communication Services	$58	$0	$0	$58
Consumer Discretionary	174	0	0	174
Consumer Staples	633	0	0	633
Energy	167	0	0	167
Financials	432	0	0	432
Health Care	22	0	0	22
Industrials	54	0	0	54
Materials	943	0	0	943
Utilities	227	0	0	227
Chile
Consumer Discretionary	72	0	0	72
Consumer Staples	110	0	0	110
Energy	37	0	0	37
Financials	148	0	0	148
Materials	24	0	0	24
Utilities	147	0	0	147
China
Communication Services	440	47	0	487
Consumer Discretionary	429	1,415	0	1,844
Consumer Staples	0	433	0	433
Energy	0	2,013	0	2,013
Financials	30	3,497	0	3,527
Health Care	0	269	0	269
Industrials	68	1,104	0	1,172
Information Technology	0	236	0	236

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Materials	$0	$610	$0	$610
Real Estate	0	156	13	169
Utilities	0	774	0	774
Greece
Communication Services	0	87	0	87
Consumer Discretionary	0	67	0	67
Energy	0	24	0	24
Financials	0	289	0	289
Utilities	0	22	0	22
Hong Kong
Consumer Staples	0	75	0	75
Financials	0	618	0	618
Industrials	0	202	0	202
Real Estate	0	693	0	693
Utilities	0	1,117	0	1,117
India
Communication Services	0	419	0	419
Consumer Discretionary	0	812	0	812
Consumer Staples	0	1,324	0	1,324
Energy	0	1,617	0	1,617
Financials	0	1,093	0	1,093
Health Care	0	607	0	607
Industrials	0	408	0	408
Information Technology	0	4,467	0	4,467
Materials	0	684	0	684
Real Estate	0	29	0	29
Utilities	0	649	0	649

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	31

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)	June 30, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Indonesia
Communication Services	$0	$339	$0	$339
Consumer Discretionary	0	182	0	182
Consumer Staples	0	137	0	137
Energy	0	337	0	337
Financials	0	525	0	525
Health Care	0	36	0	36
Materials	0	48	0	48
Utilities	0	44	0	44
Malaysia
Communication Services	23	133	0	156
Consumer Discretionary	0	91	0	91
Consumer Staples	79	60	0	139
Energy	0	37	0	37
Financials	0	613	0	613
Industrials	0	103	0	103
Materials	0	136	0	136
Utilities	0	77	0	77
Mexico
Communication Services	946	0	0	946
Consumer Staples	949	0	0	949
Financials	141	0	0	141
Industrials	140	0	0	140
Materials	285	0	0	285
Philippines
Communication Services	0	70	0	70
Consumer Staples	0	30	0	30
Financials	0	101	0	101
Industrials	0	70	0	70
Real Estate	0	34	0	34
Utilities	0	46	0	46
Poland
Communication Services	0	45	0	45
Energy	0	304	0	304
Financials	0	104	0	104
Materials	0	87	0	87
Utilities	0	91	0	91
Romania
Real Estate	0	18	0	18
Russia
Financials	0	0	1	1
Saudi Arabia
Communication Services	0	330	0	330
Consumer Discretionary	0	48	0	48
Consumer Staples	0	49	0	49
Energy	0	423	0	423
Financials	0	982	0	982
Health Care	0	16	0	16
Materials	0	808	0	808
Utilities	0	49	0	49
Singapore
Industrials	0	44	0	44
South Africa
Communication Services	95	430	0	525
Consumer Discretionary	182	51	0	233
Consumer Staples	211	162	0	373
Energy	0	117	0	117
Financials	33	534	0	567
Health Care	0	56	0	56
Industrials	44	0	0	44
Materials	87	1,075	0	1,162
South Korea
Communication Services	0	1,191	0	1,191
Consumer Discretionary	0	2,822	0	2,822
Consumer Staples	0	511	0	511
Energy	0	599	0	599
Financials	0	1,605	0	1,605

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Industrials	$0	$1,206	$0	$1,206
Information Technology	0	803	0	803
Materials	0	994	0	994
Utilities	0	394	0	394
Taiwan
Communication Services	0	643	0	643
Consumer Discretionary	0	456	0	456
Consumer Staples	0	314	0	314
Energy	0	76	0	76
Financials	0	2,946	0	2,946
Industrials	0	735	0	735
Information Technology	18	5,273	0	5,291
Materials	0	1,500	0	1,500
Real Estate	0	94	0	94
Thailand
Communication Services	0	418	0	418
Consumer Discretionary	0	86	0	86
Consumer Staples	0	604	0	604
Energy	0	865	0	865
Financials	0	809	0	809
Health Care	0	254	0	254
Industrials	0	280	0	280
Information Technology	34	0	0	34
Materials	30	633	0	663
Real Estate	0	171	0	171
Utilities	0	92	0	92
Turkey
Communication Services	0	147	0	147
Consumer Discretionary	0	200	0	200
Consumer Staples	110	40	0	150
Energy	0	272	0	272
Financials	217	117	0	334
Industrials	222	167	0	389
Materials	0	68	0	68
Utilities	23	0	0	23
United States
Consumer Discretionary	0	29	0	29
Equity-Linked Securities
United Kingdom
Financials	0	1,294	0	1,294
Industrials	0	187	0	187
Preferred Stocks
Brazil
Banking & Finance	183	0	0	183
Energy	267	0	0	267
Industrials	306	0	0	306
Utilities	370	0	0	370
Chile
Industrials	243	0	0	243
Real Estate Investment Trusts
India
Real Estate	0	34	0	34
South Africa
Real Estate	18	0	0	18
Turkey
Real Estate	0	19	0	19
Short-Term Instruments
Repurchase Agreements	0	1,300	0	1,300

	$9,471	$65,177	$14	$74,662

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	72	0	0	72

Total Investments	$9,543	$65,177	$14	$74,734

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

32	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.0%

COMMON STOCKS 95.0%

AUSTRALIA 4.2%

COMMUNICATION SERVICES 0.5%

carsales.com Ltd.	1,346	$17

Nine Entertainment Co. Holdings Ltd.	5,374	7

REA Group Ltd.	300	23

SEEK Ltd.	1,816	26

Telstra Corp. Ltd.	123,543	329

		402

CONSUMER DISCRETIONARY 0.3%

Domino’s Pizza Enterprises Ltd.	477	23

Harvey Norman Holdings Ltd.	8,564	22

JB Hi-Fi Ltd.	1,372	37

Lottery Corp. Ltd. (a)	8,397	26

Super Retail Group Ltd.	3,812	22

Tabcorp Holdings Ltd.	8,397	6

Wesfarmers Ltd.	5,021	145

		281

CONSUMER STAPLES 0.6%

Coles Group Ltd.	9,145	113

GrainCorp Ltd. ‘A’	7,302	48

Metcash Ltd.	19,577	57

Woolworths Group Ltd.	13,339	328

		546

ENERGY 0.4%

Ampol Ltd.	3,218	76

Santos Ltd.	5,824	29

Viva Energy Group Ltd.	16,312	33

Whitehaven Coal Ltd.	14,115	47

Woodside Energy Group Ltd.	5,088	112

		297

FINANCIALS 0.7%

AMP Ltd. (a)	50,368	33

ASX Ltd.	471	27

Bank of Queensland Ltd.	5,127	24

Bendigo & Adelaide Bank Ltd.	4,700	30

Insurance Australia Group Ltd.	8,482	26

Macquarie Group Ltd.	780	89

Medibank Pvt Ltd.	26,444	59

National Australia Bank Ltd.	7,164	136

NIB Holdings Ltd.	4,593	23

Perpetual Ltd.	772	15

QBE Insurance Group Ltd.	5,141	43

Suncorp Group Ltd.	16,557	126

		631

HEALTH CARE 0.2%

Cochlear Ltd.	195	27

CSL Ltd.	431	80

Ramsay Health Care Ltd.	495	25

Sonic Healthcare Ltd.	1,725	39

		171

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.4%

Aurizon Holdings Ltd.	29,728	$78

Brambles Ltd.	8,618	64

Downer EDI Ltd.	7,600	26

Qantas Airways Ltd. (a)	7,675	24

Transurban Group	10,973	109

		301

INFORMATION TECHNOLOGY 0.0%

Computershare Ltd.	1,793	30

MATERIALS 0.8%

BHP Group Ltd.	4,215	121

BlueScope Steel Ltd.	5,210	57

CSR Ltd.	9,021	25

Fortescue Metals Group Ltd.	11,598	139

IGO Ltd.	3,857	26

Iluka Resources Ltd.	3,811	25

Incitec Pivot Ltd.	20,852	48

Mineral Resources Ltd.	1,097	37

Newcrest Mining Ltd.	4,008	57

Northern Star Resources Ltd.	4,648	22

Orica Ltd.	2,530	28

Rio Tinto Ltd.	1,185	85

		670

REAL ESTATE 0.0%

Lendlease Corp. Ltd.	4,243	27

UTILITIES 0.3%

AGL Energy Ltd.	15,523	89

APA Group	5,127	40

Origin Energy Ltd.	29,453	117

		246

Total Australia		3,602

AUSTRIA 0.3%

COMMUNICATION SERVICES 0.0%

Telekom Austria AG	3,783	25

ENERGY 0.1%

OMV AG	1,505	71

FINANCIALS 0.0%

UNIQA Insurance Group AG	3,585	25

INDUSTRIALS 0.0%

Andritz AG	596	24

MATERIALS 0.0%

voestalpine AG	1,069	23

REAL ESTATE 0.1%

CA Immobilien Anlagen AG	1,128	36

UTILITIES 0.1%

Verbund AG	287	28

Total Austria		232

	SHARES	MARKET VALUE (000S)
BELGIUM 0.4%

COMMUNICATION SERVICES 0.1%

Proximus SADP	2,842	$42

CONSUMER DISCRETIONARY 0.0%

Telenet Group Holding NV	1,069	22

CONSUMER STAPLES 0.1%

Etablissements Franz Colruyt NV	1,385	38

FINANCIALS 0.1%

Ageas SA	919	40

Gimv NV	397	22

		62

HEALTH CARE 0.1%

UCB SA	948	80

INDUSTRIALS 0.0%

Ackermans & Van Haaren NV	162	24

INFORMATION TECHNOLOGY 0.0%

Barco NV	1,356	29

MATERIALS 0.0%

Solvay SA	270	22

Total Belgium		319

CANADA 8.0%

COMMUNICATION SERVICES 0.6%

BCE, Inc.	3,796	187

Cineplex, Inc. (a)	2,891	24

Cogeco Communications, Inc.	351	24

Quebecor, Inc. ‘B’	1,352	29

Rogers Communications, Inc. ‘B’	1,652	79

Shaw Communications, Inc. ‘B’	4,120	122

TELUS Corp.	4,012	89

		554

CONSUMER DISCRETIONARY 0.5%

Canadian Tire Corp. Ltd. ‘A’	783	99

Dollarama, Inc.	1,255	72

Gildan Activewear, Inc.	1,051	30

Lululemon Athletica, Inc. (a)	126	34

Magna International, Inc.	3,886	214

		449

CONSUMER STAPLES 0.8%

Alimentation Couche-Tard, Inc.	3,840	150

Empire Co. Ltd. ‘A’	3,209	99

George Weston Ltd.	845	99

Loblaw Cos., Ltd.	1,572	142

Maple Leaf Foods, Inc.	874	17

Metro, Inc.	1,714	92

North West Co., Inc.	907	23

Premium Brands Holdings Corp.	338	24

Saputo, Inc.	1,423	31

		677

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	33

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
ENERGY 1.9%

ARC Resources Ltd.	7,754	$98

Birchcliff Energy Ltd.	4,935	34

Canadian Natural Resources Ltd.	1,604	86

Crescent Point Energy Corp.	26,267	187

Enbridge, Inc.	3,216	136

Enerplus Corp.	5,719	76

Gibson Energy, Inc.	2,372	44

Imperial Oil Ltd.	3,444	162

MEG Energy Corp. (a)	5,927	82

Peyto Exploration & Development Corp.	4,739	44

Suncor Energy, Inc.	13,744	482

TC Energy Corp.	686	35

Vermilion Energy, Inc.	3,509	67

Whitecap Resources, Inc. (e)	11,254	78

		1,611

FINANCIALS 1.4%

Bank of Montreal	1,533	147

Bank of Nova Scotia	2,391	141

Brookfield Asset Management, Inc. ‘A’	1,499	67

Canadian Imperial Bank of Commerce	4,088	199

CI Financial Corp.	2,825	30

Fairfax Financial Holdings Ltd.	255	135

Great-West Lifeco, Inc. (e)	1,233	30

Home Capital Group, Inc.	1,203	23

IGM Financial, Inc.	889	24

Intact Financial Corp. (e)	714	101

Onex Corp.	472	23

Power Corp. of Canada	2,860	74

Toronto-Dominion Bank	2,762	181

		1,175

HEALTH CARE 0.0%

Chartwell Retirement Residences	2,011	17

INDUSTRIALS 0.9%

Aecon Group, Inc.	2,293	23

Canadian National Railway Co.	1,385	156

Canadian Pacific Railway Ltd.	1,906	133

Finning International, Inc.	1,921	41

Ritchie Bros Auctioneers, Inc.	787	51

Russel Metals, Inc.	1,139	23

TFI International, Inc.	960	77

Thomson Reuters Corp.	1,703	178

Toromont Industries Ltd.	818	66

Westshore Terminals Investment Corp.	1,821	45

		793

INFORMATION TECHNOLOGY 0.3%

Celestica, Inc. (a)	3,721	36

CGI, Inc. (a)	1,139	91

Constellation Software, Inc. (e)	40	59

Open Text Corp.	739	28

		214

MATERIALS 0.9%

Barrick Gold Corp.	2,431	43

Eldorado Gold Corp. (a)	3,613	23

	SHARES	MARKET VALUE (000S)

First Quantum Minerals Ltd.	2,882	$55

Franco-Nevada Corp.	660	87

Interfor Corp. (a)	1,260	25

Methanex Corp.	989	38

Nutrien Ltd.	1,242	99

Resolute Forest Products, Inc.	2,362	30

Stelco Holdings, Inc.	1,118	28

Teck Resources Ltd. ‘B’	6,139	188

Transcontinental, Inc. ‘A’	1,808	21

Turquoise Hill Resources Ltd. (a)	1,748	47

West Fraser Timber Co. Ltd.	805	62

		746

REAL ESTATE 0.1%

Colliers International Group, Inc.	262	29

FirstService Corp.	299	36

		65

UTILITIES 0.6%

Algonquin Power & Utilities Corp.	1,470	20

Atco Ltd. ‘I’	1,435	49

Canadian Utilities Ltd. ‘A’	975	29

Emera, Inc.	1,321	62

Fortis, Inc.	3,000	142

Hydro One Ltd.	2,473	66

Northland Power, Inc.	1,332	40

Superior Plus Corp.	2,784	24

TransAlta Corp.	4,540	52

TransAlta Renewables, Inc.	1,871	24

		508

Total Canada		6,809

CHILE 0.0%

MATERIALS 0.0%

Antofagasta PLC	1,313	19

Total Chile		19

DENMARK 2.3%

CONSUMER DISCRETIONARY 0.0%

Pandora AS	319	20

CONSUMER STAPLES 0.2%

Carlsberg AS ‘B’	496	64

Royal Unibrew AS	407	36

Scandinavian Tobacco Group AS	1,649	32

		132

FINANCIALS 0.1%

Sydbank AS	952	30

Topdanmark AS	653	34

Tryg AS	1,255	28

		92

HEALTH CARE 1.2%

Coloplast AS ‘B’	246	28

Novo Nordisk AS ‘B’	8,994	997

		1,025

INDUSTRIALS 0.6%

AP Moller - Maersk AS ‘B’	140	329

	SHARES	MARKET VALUE (000S)

D/S Norden AS	1,213	$42

DSV AS	581	82

ISS AS	1,614	26

Vestas Wind Systems AS	1,704	36

		515

MATERIALS 0.1%

CHR Hansen Holding AS	374	27

Novozymes AS ‘B’	979	59

		86

UTILITIES 0.1%

Orsted AS	544	57

Total Denmark		1,927

FINLAND 1.1%

COMMUNICATION SERVICES 0.1%

Elisa Oyj	1,084	61

CONSUMER STAPLES 0.1%

Kesko Oyj ‘B’	4,232	100

ENERGY 0.1%

Neste Oyj	2,094	93

FINANCIALS 0.2%

Nordea Bank Abp	8,859	78

Sampo Oyj ‘A’	3,865	169

		247

HEALTH CARE 0.1%

Orion Oyj ‘B’	1,186	53

INDUSTRIALS 0.1%

Kone Oyj ‘B’	1,674	80

INFORMATION TECHNOLOGY 0.1%

Nokia Oyj	9,917	46

TietoEVRY Oyj	1,230	30

		76

MATERIALS 0.2%

Kemira Oyj	1,882	23

Outokumpu OYJ	6,937	29

Stora Enso Oyj ‘R’	3,601	57

UPM-Kymmene Oyj	1,842	57

		166

REAL ESTATE 0.1%

Citycon Oyj	3,892	27

Kojamo OYJ	1,730	30

		57

UTILITIES 0.0%

Fortum Oyj	2,483	38

Total Finland		971

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	SHARES	MARKET VALUE (000S)
FRANCE 7.2%

COMMUNICATION SERVICES 1.1%

Eutelsat Communications SA	5,488	$62

Lagardere SA	1,050	18

Metropole Television SA	1,533	23

Orange SA	54,955	648

Publicis Groupe SA	869	43

Television Francaise 1	2,446	17

Vivendi SE	8,469	86

		897

CONSUMER DISCRETIONARY 0.9%

Cie Generale des Etablissements Michelin S.C.A.	2,416	66

Faurecia SE	1,187	24

Hermes International	91	102

Kering SA	170	88

LVMH Moet Hennessy Louis Vuitton SE	396	243

Renault SA	6,759	171

Sodexo SA	501	35

		729

CONSUMER STAPLES 1.1%

Carrefour SA	22,834	405

Casino Guichard Perrachon SA (a)	1,687	22

Danone SA	3,465	194

L’Oreal SA	429	149

Pernod Ricard SA	731	135

		905

ENERGY 0.8%

TotalEnergies SE	12,600	663

FINANCIALS 0.7%

AXA SA	4,795	109

BNP Paribas SA	2,049	98

Eurazeo SE	360	22

SCOR SE	1,149	25

Societe Generale SA	17,317	383

		637

HEALTH CARE 0.7%

BioMerieux	291	29

Sanofi	5,416	546

Sartorius Stedim Biotech	102	32

		607

INDUSTRIALS 1.1%

Airbus SE	254	25

Alstom SA	1,273	29

Bouygues SA	3,405	105

Bureau Veritas SA	3,086	79

Cie de Saint-Gobain	1,821	79

Dassault Aviation SA	297	46

Elis SA	1,875	25

Legrand SA	431	32

Nexans SA	536	42

Rexel SA	6,934	107

Safran SA	443	44

Societe BIC SA	545	30

	SHARES	MARKET VALUE (000S)

Teleperformance	157	$49

Thales SA	803	99

Vinci SA	1,972	177

		968

INFORMATION TECHNOLOGY 0.1%

Alten SA	231	25

Capgemini SE	277	48

Dassault Systemes SE	1,044	39

		112

MATERIALS 0.1%

Air Liquide SA	707	95

Vicat SA	785	22

		117

UTILITIES 0.6%

Electricite de France SA	5,151	42

Engie SA	29,627	343

Veolia Environnement SA	6,060	149

		534

Total France		6,169

GERMANY 4.6%

COMMUNICATION SERVICES 0.3%

CTS Eventim AG & Co. KGaA (a)	447	24

Deutsche Telekom AG	4,481	89

Freenet AG	2,343	58

ProSiebenSat.1 Media SE	2,585	24

Scout24 SE	465	24

Telefonica Deutschland Holding AG	15,710	45

		264

CONSUMER DISCRETIONARY 1.3%

adidas AG	147	26

Bayerische Motoren Werke AG	6,679	518

Continental AG	1,166	82

ElringKlinger AG	2,359	18

Fielmann AG	507	25

Hornbach Holding AG & Co. KGaA	410	34

Hugo Boss AG	1,087	57

Mercedes-Benz Group AG	5,750	334

Vitesco Technologies Group AG (a)	802	31

		1,125

CONSUMER STAPLES 0.1%

Beiersdorf AG	522	54

Metro AG	4,374	37

Suedzucker AG	1,817	29

		120

FINANCIALS 0.9%

Aareal Bank AG (a)	1,436	48

Commerzbank AG	30,522	216

Deutsche Bank AG	15,565	137

Deutsche Boerse AG	886	149

Deutsche Pfandbriefbank AG	4,228	38

Hannover Rueck SE	301	44

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	255	60

	SHARES	MARKET VALUE (000S)

Talanx AG	750	$29

		721

HEALTH CARE 0.4%

Bayer AG	1,501	90

Carl Zeiss Meditec AG	238	28

Fresenius Medical Care AG & Co. KGaA	699	35

Gerresheimer AG	333	22

Merck KGaA	676	115

Siemens Healthineers AG	907	46

		336

INDUSTRIALS 0.5%

Bilfinger SE	901	26

Deutsche Lufthansa AG	20,255	119

Deutsche Post AG	1,329	50

Hapag-Lloyd AG (c)	178	47

Indus Holding AG	981	23

Kloeckner & Co. SE	2,598	20

Knorr-Bremse AG	414	24

MTU Aero Engines AG	136	25

Rational AG	30	17

Rheinmetall AG	116	27

		378

INFORMATION TECHNOLOGY 0.2%

SAP SE	1,799	164

MATERIALS 0.4%

Aurubis AG	713	49

BASF SE	1,357	59

Covestro AG	1,736	60

K&S AG	6,722	164

Salzgitter AG	1,543	38

		370

REAL ESTATE 0.1%

LEG Immobilien SE	803	67

Vonovia SE	775	24

		91

UTILITIES 0.4%

E.ON SE	11,713	99

RWE AG	4,939	183

Uniper SE	3,031	45

		327

Total Germany		3,896

HONG KONG 1.7%

COMMUNICATION SERVICES 0.2%

HKBN Ltd.	26,500	30

HKT Trust & HKT Ltd.	40,000	54

PCCW Ltd.	99,295	52

		136

CONSUMER DISCRETIONARY 0.1%

Bosideng International Holdings Ltd.	68,000	42

Chow Tai Fook Jewellery Group Ltd.	20,000	38

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	35

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Skyworth Group Ltd.	52,000	$26

		106

CONSUMER STAPLES 0.0%

WH Group Ltd.	50,000	39

FINANCIALS 0.1%

Hong Kong Exchanges & Clearing Ltd.	1,500	74

INDUSTRIALS 0.5%

Cathay Pacific Airways Ltd. (a)	46,000	50

CK Hutchison Holdings Ltd.	14,000	95

Hutchison Port Holdings Trust	149,100	35

Jardine Matheson Holdings Ltd.	1,500	79

MTR Corp. Ltd.	8,000	42

NWS Holdings Ltd.	31,000	29

Pacific Basin Shipping Ltd.	54,000	21

SITC International Holdings Co. Ltd.	13,000	37

Xinyi Glass Holdings Ltd.	11,000	27

		415

INFORMATION TECHNOLOGY 0.1%

Kingboard Holdings Ltd.	8,200	31

Kingboard Laminates Holdings Ltd.	18,000	22

Truly International Holdings Ltd.	88,000	27

		80

REAL ESTATE 0.5%

CK Asset Holdings Ltd.	17,000	121

Hongkong Land Holdings Ltd.	11,900	60

Hopson Development Holdings Ltd.	21,010	32

New World Development Co. Ltd.	15,000	54

Sun Hung Kai Properties Ltd.	6,000	71

Swire Pacific Ltd. ‘A’	5,000	30

Wharf Holdings Ltd.	10,000	36

		404

UTILITIES 0.2%

CLP Holdings Ltd.	10,100	84

HK Electric Investments & HK Electric Investments Ltd.	21,000	19

Hong Kong & China Gas Co. Ltd.	25,972	28

Power Assets Holdings Ltd.	5,000	32

		163

Total Hong Kong		1,417

IRELAND 1.1%

CONSUMER DISCRETIONARY 0.0%

Aptiv PLC (a)	303	27

CONSUMER STAPLES 0.1%

Glanbia PLC	3,228	35

Kerry Group PLC ‘A’	817	78

		113

FINANCIALS 0.0%

Bank of Ireland Group PLC	5,389	34

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.6%

ICON PLC (a)	435	$94

Jazz Pharmaceuticals PLC (a)	230	36

Medtronic PLC	3,792	341

		471

INDUSTRIALS 0.2%

Allegion PLC	253	25

DCC PLC	371	23

Experian PLC	1,639	48

Grafton Group PLC	2,436	23

Kingspan Group PLC	487	30

Trane Technologies PLC	387	50

		199

MATERIALS 0.2%

CRH PLC	716	25

James Hardie Industries PLC	3,624	79

Smurfit Kappa Group PLC	721	24

		128

Total Ireland		972

ISRAEL 0.9%

COMMUNICATION SERVICES 0.1%

Bezeq The Israeli Telecommunication Corp. Ltd.	39,321	61

CONSUMER STAPLES 0.0%

Strauss Group Ltd.	915	23

ENERGY 0.2%

Delek Group Ltd. (a)	476	62

Oil Refineries Ltd.	130,768	47

Paz Oil Co. Ltd. (a)	179	22

		131

FINANCIALS 0.3%

Bank Hapoalim BM	9,497	80

Bank Leumi Le-Israel BM	10,252	91

Harel Insurance Investments & Financial Services Ltd.	2,649	26

Israel Discount Bank Ltd. ‘A’	7,824	41

Mizrahi Tefahot Bank Ltd.	1,045	35

Plus500 Ltd.	1,022	21

		294

HEALTH CARE 0.0%

Teva Pharmaceutical Industries Ltd. SP - ADR (a)	5,554	42

INDUSTRIALS 0.0%

Elbit Systems Ltd.	167	38

INFORMATION TECHNOLOGY 0.1%

Check Point Software Technologies Ltd. (a)	269	33

Nice Ltd. (a)	137	26

		59

	SHARES	MARKET VALUE (000S)
MATERIALS 0.1%

ICL Group Ltd.	12,270	$112

REAL ESTATE 0.1%

Azrieli Group Ltd.	331	23

G City Ltd.	4,360	25

		48

Total Israel		808

ITALY 2.5%

COMMUNICATION SERVICES 0.2%

Infrastrutture Wireless Italiane SpA	2,855	29

MFE-MediaForEurope NV ‘B’	9,786	7

Telecom Italia SpA	566,589	149

		185

CONSUMER DISCRETIONARY 0.1%

Brembo SpA	2,525	25

Ferrari NV	289	53

Moncler SpA	616	26

		104

CONSUMER STAPLES 0.0%

MARR SpA	1,399	19

ENERGY 0.8%

Eni SpA	55,787	662

Saras SpA (a)	19,683	29

		691

FINANCIALS 0.5%

Anima Holding SpA	6,174	23

Assicurazioni Generali SpA	1,412	22

Azimut Holding SpA	2,153	37

Banca Generali SpA	679	19

Banca IFIS SpA	2,359	34

Banca Popolare di Sondrio SPA	8,351	29

Banco BPM SpA	20,894	60

BPER Banca	20,185	33

FinecoBank Banca Fineco SpA	2,219	27

UniCredit SpA	11,813	113

Unipol Gruppo SpA	12,278	56

		453

HEALTH CARE 0.1%

Amplifon SpA	901	28

DiaSorin SpA	290	38

Recordati Industria Chimica e Farmaceutica SpA	1,021	44

		110

INDUSTRIALS 0.2%

Atlantia SpA	1,098	26

Enav SpA	4,897	21

Leonardo SpA	6,847	69

		116

UTILITIES 0.6%

Enel SpA	47,823	262

ERG SpA	2,138	67

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	SHARES	MARKET VALUE (000S)

Iren SpA	10,160	$22

Snam SpA	12,348	65

Terna - Rete Elettrica Nazionale	10,211	80

		496

Total Italy		2,174

JAPAN 25.7%

COMMUNICATION SERVICES 2.2%

Avex, Inc.	2,200	22

Capcom Co. Ltd.	1,500	36

Fuji Media Holdings, Inc.	3,300	28

Internet Initiative Japan, Inc.	1,000	35

Kadokawa Corp.	2,200	47

KDDI Corp.	16,800	530

Koei Tecmo Holdings Co. Ltd.	580	19

Nexon Co. Ltd.	1,400	29

Nintendo Co. Ltd.	200	86

Nippon Telegraph & Telephone Corp.	18,700	537

Nippon Television Holdings, Inc.	3,700	33

Softbank Corp.	34,300	381

Square Enix Holdings Co. Ltd.	600	27

Toho Co. Ltd.	900	33

Yahoo Japan Corp.	8,600	25

		1,868

CONSUMER DISCRETIONARY 4.8%

Aisin Corp.	3,100	96

Arata Corp.	100	3

Bandai Namco Holdings, Inc.	1,100	78

Bridgestone Corp. (c)	5,200	190

Casio Computer Co. Ltd.	2,500	23

DCM Holdings Co. Ltd.	4,600	35

Denso Corp.	2,000	106

EDION Corp.	2,800	26

Exedy Corp.	2,200	28

Food & Life Cos., Ltd.	1,900	41

Haseko Corp.	2,000	24

Honda Motor Co. Ltd.	16,900	407

Iida Group Holdings Co. Ltd.	2,000	31

Isetan Mitsukoshi Holdings Ltd.	8,500	69

Isuzu Motors Ltd.	11,900	132

J Front Retailing Co. Ltd.	3,800	32

JTEKT Corp.	5,300	40

K’s Holdings Corp.	4,200	41

Kohnan Shoji Co. Ltd.	1,600	43

Mazda Motor Corp.	20,500	167

McDonald’s Holdings Co. Japan Ltd.	600	22

Mitsubishi Motors Corp.	14,200	48

NHK Spring Co. Ltd.	3,000	20

Nikon Corp.	4,200	48

Nishimatsuya Chain Co. Ltd.	2,300	24

Nissan Motor Co. Ltd.	64,800	254

Nitori Holdings Co. Ltd.	300	29

NOK Corp.	2,800	23

Oriental Land Co. Ltd.	600	84

Paltac Corp.	100	3

Pan Pacific International Holdings Corp.	3,700	59

Panasonic Holdings Corp.	15,500	125

Plenus Co. Ltd.	1,400	21

Rinnai Corp.	100	7

Round One Corp.	2,500	28

Saizeriya Co. Ltd.	1,200	24

	SHARES	MARKET VALUE (000S)

Sankyo Co. Ltd.	1,100	$33

Sega Sammy Holdings, Inc.	1,500	24

Sekisui Chemical Co. Ltd.	2,400	33

Sekisui House Ltd.	3,100	54

Shimamura Co. Ltd.	800	70

Shimano, Inc.	400	67

Skylark Holdings Co. Ltd.	1,400	16

Sony Group Corp.	2,500	204

Stanley Electric Co. Ltd.	1,500	25

Subaru Corp.	4,000	71

Sumitomo Electric Industries Ltd.	10,600	117

Sumitomo Forestry Co. Ltd.	1,800	26

Sumitomo Rubber Industries Ltd.	4,500	38

Suzuki Motor Corp.	1,800	57

Takashimaya Co. Ltd.	2,700	26

Tokai Rika Co. Ltd.	1,500	16

Tomy Co. Ltd.	2,200	22

Toyo Tire Corp.	2,300	29

Toyoda Gosei Co. Ltd.	1,900	30

Toyota Boshoku Corp.	3,000	45

Toyota Motor Corp.	25,100	387

TS Tech Co. Ltd.	2,100	22

USS Co. Ltd.	2,100	36

Yamada Holdings Co. Ltd.	27,600	99

Yamaha Corp.	700	29

Yamaha Motor Co. Ltd.	1,900	35

Yoshinoya Holdings Co. Ltd.	1,200	22

Zensho Holdings Co. Ltd.	1,100	26

		4,090

CONSUMER STAPLES 2.6%

Aeon Co. Ltd.	3,900	68

Ain Holdings, Inc.	100	5

Ajinomoto Co., Inc.	5,400	132

Asahi Group Holdings Ltd.	1,200	39

Calbee, Inc.	1,300	26

Cawachi Ltd.	1,500	24

Earth Corp.	100	4

Fuji Oil Holdings, Inc.	3,600	57

House Foods Group, Inc.	1,200	25

Itoham Yonekyu Holdings, Inc.	5,300	27

Japan Tobacco, Inc. (c)	19,800	343

Kagome Co. Ltd.	1,000	24

Kao Corp.	2,800	114

Kewpie Corp.	1,600	27

Kikkoman Corp.	700	37

Kirin Holdings Co. Ltd.	8,500	134

Kobe Bussan Co. Ltd.	900	22

Lawson, Inc.	800	27

Maruha Nichiro Corp.	1,400	26

MatsukiyoCocokara & Co.	200	8

MEIJI Holdings Co. Ltd.	1,700	84

Mitsubishi Shokuhin Co. Ltd.	1,200	33

Mitsui DM Sugar Holdings Co. Ltd.	1,800	25

Morinaga & Co. Ltd.	1,000	32

Morinaga Milk Industry Co. Ltd.	800	29

NH Foods Ltd.	2,300	72

Nippn Corp.	2,300	28

Nisshin Oillio Group Ltd.	1,000	23

Nisshin Seifun Group, Inc.	2,300	27

Nissin Foods Holdings Co. Ltd.	600	41

Pola Orbis Holdings, Inc.	2,300	28

Sakata Seed Corp.	200	7

Seven & i Holdings Co. Ltd.	8,700	338

	SHARES	MARKET VALUE (000S)

Sugi Holdings Co. Ltd.	200	$9

Sundrug Co. Ltd.	1,300	29

Suntory Beverage & Food Ltd.	1,500	57

Toyo Suisan Kaisha Ltd.	700	27

Tsuruha Holdings, Inc.	600	33

Unicharm Corp.	1,000	34

United Super Markets Holdings, Inc.	3,200	25

Yakult Honsha Co. Ltd.	800	46

Yamazaki Baking Co. Ltd.	2,200	27

Yokorei Co. Ltd.	4,100	27

		2,250

ENERGY 0.8%

Cosmo Energy Holdings Co. Ltd.	2,400	66

ENEOS Holdings, Inc.	68,000	256

Idemitsu Kosan Co. Ltd.	5,512	132

Inpex Corp. (c)	24,400	261

Iwatani Corp.	700	27

		742

FINANCIALS 1.8%

Aozora Bank Ltd.	1,700	33

Dai-ichi Life Holdings, Inc.	2,200	41

Daiwa Securities Group, Inc.	7,600	34

Hokuhoku Financial Group, Inc.	4,200	26

Hyakujushi Bank Ltd.	2,400	30

Jafco Co. Ltd.	700	8

Japan Post Bank Co. Ltd.	7,300	57

Japan Post Holdings Co. Ltd.	60,600	434

Japan Post Insurance Co. Ltd.	1,900	30

Mebuki Financial Group, Inc.	15,000	30

Mitsubishi UFJ Financial Group, Inc.	27,400	147

Mizuho Financial Group, Inc.	4,700	53

MS&AD Insurance Group Holdings, Inc.	2,600	80

Nanto Bank Ltd.	2,300	34

Nishi-Nippon Financial Holdings, Inc.	8,700	48

ORIX Corp.	2,300	38

Resona Holdings, Inc.	7,900	30

Senshu Ikeda Holdings, Inc.	22,500	33

Seven Bank Ltd.	14,900	28

Sompo Holdings, Inc.	600	26

Sumitomo Mitsui Financial Group, Inc.	4,600	137

Sumitomo Mitsui Trust Holdings, Inc.	2,100	65

Tokio Marine Holdings, Inc.	1,300	76

Zenkoku Hosho Co. Ltd.	200	6

		1,524

HEALTH CARE 1.9%

Alfresa Holdings Corp.	2,400	32

Astellas Pharma, Inc.	20,100	314

Chugai Pharmaceutical Co. Ltd.	1,000	26

Daiichi Sankyo Co. Ltd.	4,500	114

H.U. Group Holdings, Inc.	1,200	26

Hoya Corp.	1,500	128

Kaken Pharmaceutical Co. Ltd.	900	25

M3, Inc.	800	23

Medipal Holdings Corp.	2,900	41

Olympus Corp.	4,400	89

Ono Pharmaceutical Co. Ltd.	1,300	33

Otsuka Holdings Co. Ltd.	1,500	54

Shionogi & Co. Ltd.	1,500	77

Suzuken Co. Ltd.	1,100	31

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	37

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Sysmex Corp.	400	$24

Taisho Pharmaceutical Holdings Co. Ltd.	600	24

Takeda Pharmaceutical Co. Ltd.	15,841	445

Terumo Corp.	1,500	45

Toho Holdings Co. Ltd.	1,900	29

Tsumura & Co.	1,000	23

		1,603

INDUSTRIALS 6.0%

AGC, Inc.	2,600	91

ANA Holdings, Inc.	3,200	59

Central Glass Co. Ltd.	1,300	30

COMSYS Holdings Corp.	1,500	29

Dai Nippon Printing Co. Ltd.	3,300	71

Daikin Industries Ltd.	700	112

East Japan Railway Co.	3,500	179

EXEO Group, Inc.	1,700	27

FANUC Corp.	400	63

Fuji Electric Co. Ltd.	500	21

Fujikura Ltd.	6,600	37

Fujitec Co. Ltd.	1,300	29

Hankyu Hanshin Holdings, Inc.	1,200	33

Hanwa Co. Ltd.	1,000	21

Hazama Ando Corp.	2,500	15

Hino Motors Ltd.	7,100	37

Hitachi Ltd.	12,300	585

Hitachi Transport System Ltd.	800	51

Hitachi Zosen Corp.	5,600	35

Hoshizaki Corp.	200	6

IHI Corp.	1,500	40

ITOCHU Corp.	3,100	84

Japan Airlines Co. Ltd.	5,700	98

Kajima Corp.	2,600	30

Kamigumi Co. Ltd.	1,300	25

Kandenko Co. Ltd.	4,100	25

Kawasaki Heavy Industries Ltd.	2,900	54

Kawasaki Kisen Kaisha Ltd.	800	49

Keio Corp.	700	25

Kinden Corp.	2,300	27

Kintetsu Group Holdings Co. Ltd. ‘L’	1,100	34

Kubota Corp.	1,600	24

Kurita Water Industries Ltd.	800	29

Kyushu Railway Co.	1,600	33

LIXIL Group Corp.	1,600	30

Marubeni Corp.	31,000	278

Meitec Corp.	900	14

Minebea Mitsumi, Inc.	2,000	34

Mirait Holdings Corp.	1,800	21

Mitsubishi Corp.	2,900	86

Mitsubishi Heavy Industries Ltd.	7,800	273

Mitsui & Co. Ltd.	5,800	127

Mitsui OSK Lines Ltd.	10,500	242

Nagase & Co. Ltd.	2,000	27

Nagoya Railroad Co. Ltd. (a)	1,600	25

Nankai Electric Railway Co. Ltd.	1,400	28

Nippon Steel Trading Corp.	700	26

Nippon Yusen KK	5,800	398

Nisshinbo Holdings, Inc.	4,400	33

NSK Ltd.	11,100	60

NTN Corp.	12,200	23

Obayashi Corp.	5,500	40

Persol Holdings Co. Ltd.	1,500	27

Recruit Holdings Co. Ltd.	4,000	118

Secom Co. Ltd.	1,200	74

	SHARES	MARKET VALUE (000S)

Senko Group Holdings Co. Ltd.	3,800	$25

SG Holdings Co. Ltd.	1,300	22

Shibaura Machine Co. Ltd.	1,200	23

Shinmaywa Industries Ltd.	2,900	23

SHO-BOND Holdings Co. Ltd.	200	9

SMC Corp.	100	44

Sohgo Security Services Co. Ltd.	1,000	28

Sojitz Corp.	5,540	78

Sotetsu Holdings, Inc.	1,500	26

Sumitomo Corp.	2,100	29

Taikisha Ltd.	1,100	26

Taisei Corp.	3,200	100

Takeuchi Manufacturing Co. Ltd.	1,400	24

Tobu Railway Co. Ltd.	1,800	41

Tokyu Corp.	4,700	55

Toppan, Inc.	4,800	80

Toshiba Corp.	4,500	183

TOTO Ltd.	900	30

Toyota Tsusho Corp.	2,900	95

West Japan Railway Co.	2,000	74

Yaskawa Electric Corp.	900	29

Yuasa Trading Co. Ltd.	1,000	25

		5,161

INFORMATION TECHNOLOGY 2.5%

Advantest Corp.	700	38

Azbil Corp.	700	18

BIPROGY, Inc.	900	18

Brother Industries Ltd.	1,500	26

Canon Marketing Japan, Inc.	1,500	31

Canon, Inc. (c)	14,400	326

Citizen Watch Co. Ltd.	7,000	28

Daiwabo Holdings Co. Ltd.	1,900	25

DTS Corp.	1,400	31

FUJIFILM Holdings Corp.	2,400	129

Fujitsu Ltd.	1,200	150

Horiba Ltd.	100	4

Hosiden Corp.	2,400	22

Ibiden Co. Ltd.	1,400	40

Konica Minolta, Inc.	11,000	37

Macnica Fuji Electronics Holdings, Inc.	1,300	25

Maxell Ltd.	2,300	22

Murata Manufacturing Co. Ltd.	3,100	169

NEC Corp.	4,300	168

Nippon Electric Glass Co. Ltd.	2,400	46

Nomura Research Institute Ltd.	2,000	54

Obic Co. Ltd.	300	43

Omron Corp.	900	46

Otsuka Corp.	400	12

Renesas Electronics Corp. (a)	2,700	24

Ricoh Co. Ltd.	11,400	89

SCREEN Holdings Co. Ltd.	200	14

SCSK Corp.	300	5

Seiko Epson Corp.	2,100	30

Shimadzu Corp.	800	25

Shinko Electric Industries Co. Ltd.	2,000	52

SUMCO Corp.	1,500	19

TIS, Inc.	1,700	45

Tokyo Electron Ltd.	800	261

Tokyo Seimitsu Co. Ltd.	200	7

Toshiba TEC Corp.	200	6

Trend Micro, Inc.	400	20

Ulvac, Inc.	500	17

		2,122

	SHARES	MARKET VALUE (000S)
MATERIALS 1.6%

Asahi Holdings, Inc.	1,500	$24

Daicel Corp.	4,300	27

Dowa Holdings Co. Ltd.	200	7

FP Corp.	200	4

Hitachi Metals Ltd.	1,700	26

JFE Holdings, Inc.	17,700	186

Kaneka Corp.	900	22

Kobe Steel Ltd.	14,800	67

Mitsubishi Chemical Holdings Corp.	15,300	83

Mitsubishi Materials Corp.	1,700	24

Mitsui Chemicals, Inc.	2,400	51

Nippon Paper Industries Co. Ltd. ‘L’	4,900	35

Nippon Steel Corp.	23,900	334

Nissan Chemical Corp.	600	28

Nitto Denko Corp.	1,400	91

Oji Holdings Corp.	9,300	40

Shin-Etsu Chemical Co. Ltd.	200	22

Sumitomo Chemical Co. Ltd.	29,000	113

Sumitomo Osaka Cement Co. Ltd.	1,400	35

Taiheiyo Cement Corp.	1,700	25

Tokuyama Corp.	1,900	24

Tokyo Ohka Kogyo Co. Ltd.	900	44

Tokyo Steel Manufacturing Co. Ltd.	3,100	34

Tosoh Corp.	1,900	24

Toyo Seikan Group Holdings Ltd.	3,200	34

UBE Corp.	1,700	25

		1,429

REAL ESTATE 0.1%

Daito Trust Construction Co. Ltd.	600	52

UTILITIES 1.4%

Chubu Electric Power Co., Inc.	12,300	124

Chugoku Electric Power Co., Inc.	7,800	50

Electric Power Development Co. Ltd. ‘C’	6,800	112

Hokkaido Electric Power Co., Inc.	7,200	26

Hokuriku Electric Power Co.	6,000	24

Kansai Electric Power Co., Inc.	9,300	92

Kyushu Electric Power Co., Inc.	8,000	52

Okinawa Electric Power Co., Inc.	3,200	31

Osaka Gas Co. Ltd.	5,000	96

Shikoku Electric Power Co., Inc.	4,600	27

Toho Gas Co. Ltd.	1,300	31

Tohoku Electric Power Co., Inc.	6,700	36

Tokyo Electric Power Co. Holdings, Inc. (a)	79,900	334

Tokyo Gas Co. Ltd.	7,100	147

		1,182

Total Japan		22,023

LUXEMBOURG 0.6%

COMMUNICATION SERVICES 0.2%

RTL Group SA	672	28

SES SA	10,048	88

		116

HEALTH CARE 0.0%

Eurofins Scientific SE	386	31

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	SHARES	MARKET VALUE (000S)
MATERIALS 0.4%

APERAM SA	795	$22

ArcelorMittal SA	15,311	343

		365

Total Luxembourg		512

NETHERLANDS 3.8%

COMMUNICATION SERVICES 0.2%

Koninklijke KPN NV	43,424	154

VEON Ltd. ADR (a)	53,864	25

		179

CONSUMER DISCRETIONARY 0.3%

Stellantis NV	19,921	247

CONSUMER STAPLES 0.9%

Heineken Holding NV	821	60

Heineken NV	700	64

Koninklijke Ahold Delhaize NV	26,356	686

		810

FINANCIALS 0.8%

ABN AMRO Bank NV	16,874	190

Aegon NV	47,946	207

ASR Nederland NV	669	27

Euronext NV	684	56

Flow Traders	845	24

ING Groep NV	7,346	72

NN Group NV	2,631	119

		695

HEALTH CARE 0.1%

Qiagen NV (a)	986	47

INDUSTRIALS 0.5%

Arcadis NV	845	28

IMCD NV	459	63

Intertrust NV (a)	1,325	26

Randstad NV	583	28

Signify NV	3,607	119

TKH Group NV	390	15

Wolters Kluwer NV	1,379	134

		413

INFORMATION TECHNOLOGY 0.6%

ASM International NV	361	90

ASML Holding NV	703	332

BE Semiconductor Industries NV	451	21

NXP Semiconductors NV	828	123

		566

MATERIALS 0.4%

Akzo Nobel NV	1,648	108

Corbion NV	790	24

Koninklijke DSM NV	1,288	184

		316

Total Netherlands		3,273

	SHARES	MARKET VALUE (000S)
NEW ZEALAND 0.2%

COMMUNICATION SERVICES 0.0%

Spark New Zealand Ltd.	13,939	$42

HEALTH CARE 0.0%

Fisher & Paykel Healthcare Corp. Ltd. ‘C’	2,122	26

INDUSTRIALS 0.1%

Auckland International Airport Ltd. (a)	5,882	27

Fletcher Building Ltd.	9,026	28

		55

REAL ESTATE 0.0%

Kiwi Property Group Ltd.	42,507	26

UTILITIES 0.1%

Contact Energy Ltd.	5,438	25

Meridian Energy Ltd.	7,681	22

		47

Total New Zealand		196

NORWAY 1.8%

COMMUNICATION SERVICES 0.2%

Telenor ASA	10,611	142

CONSUMER STAPLES 0.2%

Mowi ASA	4,067	93

Orkla ASA	8,104	65

Salmar ASA	727	51

		209

ENERGY 0.9%

Aker Solutions ASA	16,025	43

Equinor ASA	19,881	693

		736

FINANCIALS 0.1%

Gjensidige Forsikring ASA	1,712	35

SpareBank 1 Nord Norge	2,584	23

SpareBank 1 SR-Bank ASA	2,874	31

		89

INDUSTRIALS 0.1%

Tomra Systems ASA	2,748	52

INFORMATION TECHNOLOGY 0.0%

Atea ASA	2,556	27

MATERIALS 0.3%

Norsk Hydro ASA	6,651	37

Yara International ASA	4,292	180

		217

REAL ESTATE 0.0%

Entra ASA	1,788	23

Total Norway		1,495

	SHARES	MARKET VALUE (000S)
PORTUGAL 0.4%

CONSUMER STAPLES 0.1%

Jeronimo Martins SGPS SA	2,325	$50

UTILITIES 0.3%

EDP - Energias de Portugal SA	64,565	301

REN - Redes Energeticas Nacionais SGPS SA	9,892	30

		331

Total Portugal		381

SINGAPORE 1.3%

COMMUNICATION SERVICES 0.2%

NetLink NBN Trust	35,100	24

Singapore Telecommunications Ltd.	93,900	171

		195

CONSUMER STAPLES 0.2%

Golden Agri-Resources Ltd.	255,200	46

Wilmar International Ltd.	37,900	110

		156

ENERGY 0.0%

BW LPG Ltd.	4,563	34

FINANCIALS 0.4%

DBS Group Holdings Ltd.	4,100	88

Oversea-Chinese Banking Corp. Ltd.	15,900	130

United Overseas Bank Ltd.	6,600	125

		343

INDUSTRIALS 0.4%

ComfortDelGro Corp. Ltd.	25,300	26

Jardine Cycle & Carriage Ltd.	2,100	43

Keppel Corp. Ltd.	9,300	43

Singapore Airlines Ltd. (a)	37,300	137

Singapore Technologies Engineering Ltd.	16,200	48

		297

INFORMATION TECHNOLOGY 0.0%

Venture Corp. Ltd.	2,400	29

UTILITIES 0.1%

Sembcorp Industries Ltd.	29,900	61

Total Singapore		1,115

SOUTH AFRICA 0.0%

HEALTH CARE 0.0%

Mediclinic International PLC	4,940	28

Total South Africa		28

SPAIN 4.2%

COMMUNICATION SERVICES 0.8%

Mediaset Espana Comunicacion SA	6,197	26

Telefonica SA	134,199	685

		711

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	39

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.1%

Gestamp Automocion SA	7,518	$26

Industria de Diseno Textil SA	2,830	64

		90

CONSUMER STAPLES 0.1%

Viscofan SA	687	38

ENERGY 0.7%

Repsol SA	40,492	597

FINANCIALS 1.0%

Banco Bilbao Vizcaya Argentaria SA	28,472	129

Banco de Sabadell SA	173,332	139

Banco Santander SA (c)	173,669	492

Bankinter SA	5,952	37

Mapfre SA	16,586	29

Unicaja Banco SA	62,445	61

		887

HEALTH CARE 0.0%

Almirall SA	2,442	27

INDUSTRIALS 0.2%

ACS Actividades de Construccion y Servicios SA	1,864	45

Aena SME SA (a)	284	36

Cia de Distribucion Integral Logista Holdings SA	1,614	32

Ferrovial SA	20	1

Sacyr SA	8,084	19

		133

INFORMATION TECHNOLOGY 0.1%

Amadeus IT Group SA (a)	818	46

MATERIALS 0.0%

Acerinox SA	3,361	33

UTILITIES 1.2%

Acciona SA	293	54

EDP Renovaveis SA	1,576	37

Enagas SA	1,148	25

Endesa SA	6,854	130

Iberdrola SA	46,430	484

Naturgy Energy Group SA	6,859	198

Red Electrica Corp. SA	5,640	107

		1,035

Total Spain		3,597

SWEDEN 1.9%

COMMUNICATION SERVICES 0.4%

Tele2 AB ‘B’	4,163	47

Telia Co. AB	69,523	267

		314

CONSUMER DISCRETIONARY 0.2%

Autoliv, Inc.	477	34

Bilia AB ‘A’	1,835	26

Electrolux AB	2,675	36

	SHARES	MARKET VALUE (000S)

H & M Hennes & Mauritz AB ‘B’	5,050	$61

Scandic Hotels Group AB	8,192	32

		189

CONSUMER STAPLES 0.3%

AAK AB	1,572	25

Axfood AB	1,101	32

Cloetta AB ‘B’	12,709	26

Essity AB ‘B’	4,866	127

Swedish Match AB	7,226	74

		284

FINANCIALS 0.2%

EQT AB	987	21

Skandinaviska Enskilda Banken AB ‘A’	2,939	29

Svenska Handelsbanken AB ‘A’	8,753	75

Swedbank AB ‘A’	6,409	81

		206

INDUSTRIALS 0.5%

Assa Abloy AB ‘B’	1,591	34

Atlas Copco AB ‘A’	11,676	109

Epiroc AB	3,297	51

Indutrade AB	1,425	26

Nibe Industrier AB ‘B’	3,769	28

Sandvik AB	3,307	54

SKF AB ‘B’	2,079	31

Volvo AB ‘B’	6,711	105

		438

INFORMATION TECHNOLOGY 0.1%

Telefonaktiebolaget LM Ericsson ‘B’	6,492	48

MATERIALS 0.1%

Hexpol AB	1,840	16

SSAB AB ‘A’	18,640	82

		98

REAL ESTATE 0.1%

Atrium Ljungberg AB ‘B’	1,784	23

Hufvudstaden AB ‘A’	2,035	23

		46

Total Sweden		1,623

SWITZERLAND 6.9%

COMMUNICATION SERVICES 0.2%

Swisscom AG	281	156

CONSUMER DISCRETIONARY 0.3%

Cie Financiere Richemont SA	1,517	163

Forbo Holding AG	16	22

Garmin Ltd.	641	63

Valora Holding AG	140	24

		272

CONSUMER STAPLES 1.3%

Aryzta AG (a)	25,883	29

Barry Callebaut AG	19	43

Chocoladefabriken Lindt & Spruengli AG	8	81

	SHARES	MARKET VALUE (000S)

Emmi AG	26	$25

Nestle SA	8,257	965

		1,143

FINANCIALS 1.3%

Banque Cantonale Vaudoise	408	32

Cembra Money Bank AG	428	31

St Galler Kantonalbank AG	51	23

Swiss Life Holding AG	218	106

Swiss Re AG	2,158	167

UBS Group AG	7,492	121

Valiant Holding AG	359	32

Zurich Insurance Group AG	1,407	614

		1,126

HEALTH CARE 1.3%

Alcon, Inc.	994	70

Galenica AG	575	44

Novartis AG	3,237	275

Roche Holding AG	1,867	624

Sonova Holding AG	282	90

Straumann Holding AG	260	31

		1,134

INDUSTRIALS 0.8%

ABB Ltd.	9,944	267

Adecco Group AG	1,311	45

Bucher Industries AG	67	23

DKSH Holding AG	429	36

Flughafen Zurich AG (a)	147	22

Geberit AG	136	66

Georg Fischer AG	520	26

Kuehne & Nagel International AG	435	103

Schindler Holding AG	281	51

SGS SA	18	41

		680

INFORMATION TECHNOLOGY 0.1%

Landis & Gyr Group AG	474	25

Logitech International SA	737	38

		63

MATERIALS 1.4%

EMS-Chemie Holding AG	35	26

Givaudan SA	29	102

Glencore PLC	160,400	869

SIG Group AG	1,565	35

Sika AG	588	136

		1,168

REAL ESTATE 0.2%

Allreal Holding AG	156	26

PSP Swiss Property AG	448	50

Swiss Prime Site AG	839	73

		149

UTILITIES 0.0%

BKW AG	290	30

Total Switzerland		5,921

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	SHARES	MARKET VALUE (000S)
UNITED KINGDOM 13.8%

COMMUNICATION SERVICES 1.2%

BT Group PLC	94,814	$215

Pearson PLC	11,229	103

Vodafone Group PLC	453,389	705

		1,023

CONSUMER DISCRETIONARY 0.7%

B&M European Value Retail SA	5,537	25

Berkeley Group Holdings PLC	535	24

Burberry Group PLC	1,318	26

Cazoo Group Ltd. (a)	1,563	1

Compass Group PLC	6,066	125

Frasers Group PLC (a)	3,339	27

Greggs PLC	1,289	29

Halfords Group PLC	5,881	10

Inchcape PLC	3,077	26

Kingfisher PLC	53,253	159

Marston’s PLC (a)	26,465	17

Mitchells & Butlers PLC (a)	9,268	21

Next PLC	841	60

Pets at Home Group PLC	4,946	19

Taylor Wimpey PLC	15,062	21

		590

CONSUMER STAPLES 2.5%

Associated British Foods PLC	3,713	72

British American Tobacco PLC	7,123	305

Cranswick PLC	576	22

Diageo PLC	11,484	496

Imperial Brands PLC	10,677	239

J Sainsbury PLC	38,134	95

Marks & Spencer Group PLC	34,473	57

Premier Foods PLC	19,561	27

Reckitt Benckiser Group PLC	3,091	232

Tate & Lyle PLC	4,672	43

Tesco PLC	87,231	272

Unilever PLC	5,672	258

		2,118

ENERGY 1.9%

BP PLC	227,026	1,066

Shell PLC	20,782	541

Subsea 7 SA	6,914	56

		1,663

FINANCIALS 1.4%

3i Group PLC	3,145	43

Admiral Group PLC	1,591	44

Direct Line Insurance Group PLC	25,710	79

HSBC Holdings PLC	73,055	477

IG Group Holdings PLC	3,375	28

M&G PLC	40,455	96

Man Group PLC	13,679	42

NatWest Group PLC	28,832	77

Provident Financial PLC	6,647	16

Schroders PLC	655	21

Standard Chartered PLC	38,815	293

		1,216

HEALTH CARE 2.7%

AstraZeneca PLC	10,190	1,344

ConvaTec Group PLC	10,261	28

	SHARES	MARKET VALUE (000S)

GSK PLC	41,213	$888

Indivior PLC (a)	10,813	41

Smith & Nephew PLC	2,898	41

		2,342

INDUSTRIALS 1.7%

Ashtead Group PLC	1,632	69

BAE Systems PLC	34,887	353

Balfour Beatty PLC	8,093	25

Bunzl PLC	1,854	62

CNH Industrial NV	4,858	56

Diploma PLC	921	25

Ferguson PLC	725	81

Firstgroup PLC	24,667	38

Howden Joinery Group PLC	4,698	35

IMI PLC	2,099	30

International Consolidated Airlines Group SA	44,473	58

Morgan Sindall Group PLC	1,045	23

National Express Group PLC (a)	6,143	15

Pagegroup PLC	3,827	19

RELX PLC	12,340	335

Rentokil Initial PLC	7,403	43

Royal Mail PLC	18,485	61

RS GROUP PLC	3,255	35

Spirax-Sarco Engineering PLC	376	45

Travis Perkins PLC	2,003	24

Ultra Electronics Holdings PLC	630	26

		1,458

INFORMATION TECHNOLOGY 0.1%

Computacenter PLC	849	24

Micro Focus International PLC	7,781	27

		51

MATERIALS 0.5%

Anglo American PLC	2,948	105

Croda International PLC	1,164	92

Johnson Matthey PLC	1,502	36

Rio Tinto PLC	3,131	187

		420

REAL ESTATE 0.1%

Grainger PLC	5,124	17

Savills PLC	1,759	22

		39

UTILITIES 1.0%

Centrica PLC (a)	107,125	105

Drax Group PLC	6,883	54

National Grid PLC	32,168	413

Severn Trent PLC	980	33

SSE PLC	9,480	187

United Utilities Group PLC	5,011	62

		854

Total United Kingdom		11,774

UNITED STATES 0.1%

MATERIALS 0.1%

Sims Ltd.	4,222	40

Total United States		40

Total Common Stocks (Cost $82,407)		81,293

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 0.7%

GERMANY 0.7%

CONSUMER DISCRETIONARY 0.5%

Schaeffler AG	3,766	$22

Volkswagen AG	2,875	387

		409

HEALTH CARE 0.0%

Sartorius AG	101	35

INDUSTRIALS 0.2%

Fuchs Petrolub SE	1,391	39

Henkel AG & Co. KGaA	1,872	116

		155

Total Preferred Stocks (Cost $845)		599

REAL ESTATE INVESTMENT TRUSTS 1.7%

AUSTRALIA 0.1%

REAL ESTATE 0.1%

GPT Group	8,824	26

Stockland	10,231	25

Vicinity Centres	14,643	19

		70

Total Australia		70

BELGIUM 0.1%

REAL ESTATE 0.1%

Befimmo SA	547	27

Cofinimmo SA	210	23

Warehouses De Pauw CVA	843	27

		77

Total Belgium		77

CANADA 0.1%

REAL ESTATE 0.1%

Allied Properties Real Estate Investment Trust	850	22

Canadian Apartment Properties REIT	720	25

Dream Office Real Estate Investment Trust	1,299	19

Granite Real Estate Investment Trust	521	32

		98

Total Canada		98

FRANCE 0.1%

REAL ESTATE 0.1%

Klepierre SA	1,370	26

Unibail-Rodamco-Westfield	567	29

		55

Total France		55

HONG KONG 0.1%

REAL ESTATE 0.1%

Fortune REIT	25,000	21

Link REIT	7,100	58

		79

Total Hong Kong		79

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	41

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
JAPAN 0.8%

REAL ESTATE 0.8%

Activia Properties, Inc.	7	$21

Advance Residence Investment Corp.	12	32

AEON REIT Investment Corp.	24	27

Daiwa House REIT Investment Corp.	11	25

Daiwa Office Investment Corp.	2	10

Daiwa Securities Living Investments Corp.	37	32

Frontier Real Estate Investment Corp.	2	8

Fukuoka REIT Corp.	16	20

GLP J-Reit	22	27

Hulic Reit, Inc.	16	19

Industrial & Infrastructure Fund Investment Corp.	16	21

Japan Excellent, Inc.	23	21

Japan Logistics Fund, Inc.	12	28

Japan Metropolitan Fund Invest	50	39

Japan Prime Realty Investment Corp.	8	24

Japan Real Estate Investment Corp.	7	32

Kenedix Office Investment Corp.	5	25

Mori Hills REIT Investment Corp.	17	19

Mori Trust Sogo Reit, Inc.	23	24

Nippon Accommodations Fund, Inc.	3	15

Nippon Building Fund, Inc.	9	45

Nippon Prologis REIT, Inc.	11	27

Nomura Real Estate Master Fund, Inc.	24	30

NTT UD REIT Investment Corp.	26	28

Orix JREIT, Inc.	21	29

Sekisui House Reit, Inc.	42	25

United Urban Investment Corp.	25	26

		679

Total Japan		679

	SHARES	MARKET VALUE (000S)
SINGAPORE 0.2%

REAL ESTATE 0.2%

Ascendas Real Estate Investment Trust	20,700	$42

CapitaLand Integrated Commercial Trust	16,700	26

Keppel DC REIT	16,300	23

Mapletree Industrial Trust	14,835	28

Mapletree North Asia Commercial Trust	37,900	33

		152

Total Singapore		152

SPAIN 0.0%

REAL ESTATE 0.0%

Inmobiliaria Colonial Socimi SA	1,958	13

Total Spain		13

UNITED KINGDOM 0.2%

REAL ESTATE 0.2%

Assura PLC	19,339	15

Big Yellow Group PLC	1,505	24

Great Portland Estates PLC	2,564	18

Land Securities Group PLC	4,749	39

LondonMetric Property PLC	9,410	26

Segro PLC	4,069	49

Tritax Big Box REIT PLC	19,292	43

		214

Total United Kingdom		214

Total Real Estate Investment Trusts (Cost $1,641)		1,437

	SHARES	MARKET VALUE (000S)
RIGHTS 0.0%

AUSTRALIA 0.0%

ENERGY 0.0%

Carsales.com Ltd. (a)	324	$0

Total Rights (Cost $0)		0

SHORT-TERM INSTRUMENTS 1.6%

REPURCHASE AGREEMENTS (f) 1.6%
		1,354

Total Short-Term Instruments (Cost $1,354)		1,354

Total Investments in Securities (Cost $86,247)		84,683

INVESTMENTS IN AFFILIATES 1.4%

SHORT-TERM INSTRUMENTS 1.4%

MUTUAL FUNDS 1.4%

PIMCO Government Money Market Fund

1.450% (b)(c)(d)	1,189,088	1,189

Total Short-Term Instruments (Cost $1,189)		1,189

Total Investments in Affiliates (Cost $1,189)		1,189

Total Investments 100.4% (Cost $87,436)		$85,872

Other Assets and Liabilities, net (0.4)%		(333)

Net Assets 100.0%		$85,539

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $1,695 were out on loan in exchange for $1,807 of cash collateral as of June 30, 2022. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

(e)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Constellation Software, Inc.	03/01/2019 - 04/12/2022	$47	$59	0.07%
Great-West Lifeco, Inc.	06/27/2018 - 04/12/2022	29	30	0.04
Intact Financial Corp.	08/12/2019 - 04/12/2022	86	101	0.12
Whitecap Resources, Inc.	09/30/2020 - 09/15/2021	32	78	0.09

		$194	$268	0.32%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$1,354	U.S. Treasury Notes 2.875% due 06/15/2025	$(1,381)	$1,354	$1,354

Total Repurchase Agreements						$(1,381)	$1,354	$1,354

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,354	$0	$0	$0	$1,354	$(1,381)	$(27)

Master Securities Lending Agreement
GSC	0	0	0	1,102	1,102	(1,158)	(56)
BSN	0	0	0	27	27	(31)	(4)
UBS	0	0	0	566	566	(618)	(52)

Total Borrowings and Other Financing Transactions	$1,354	$0	$0	$1,695

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stock	$1,807	$0	$0	$0	$1,807

Total Borrowings	$1,807	$0	$0	$0	$1,807

Payable for securities on loan - cash collateral					$1,807

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5)	$0	$(5)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$402	$0	$402
Consumer Discretionary	26	255	0	281
Consumer Staples	0	546	0	546
Energy	0	297	0	297
Financials	0	631	0	631
Health Care	0	171	0	171
Industrials	0	301	0	301
Information Technology	0	30	0	30

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Materials	$0	$670	$0	$670
Real Estate	0	27	0	27
Utilities	0	246	0	246
Austria
Communication Services	25	0	0	25
Energy	0	71	0	71
Financials	0	25	0	25
Industrials	0	24	0	24
Materials	0	23	0	23
Real Estate	0	36	0	36
Utilities	0	28	0	28

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	43

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Belgium
Communication Services	$0	$42	$0	$42
Consumer Discretionary	0	22	0	22
Consumer Staples	38	0	0	38
Financials	0	62	0	62
Health Care	0	80	0	80
Industrials	0	24	0	24
Information Technology	0	29	0	29
Materials	0	22	0	22
Canada
Communication Services	554	0	0	554
Consumer Discretionary	449	0	0	449
Consumer Staples	677	0	0	677
Energy	1,611	0	0	1,611
Financials	1,175	0	0	1,175
Health Care	17	0	0	17
Industrials	793	0	0	793
Information Technology	214	0	0	214
Materials	746	0	0	746
Real Estate	65	0	0	65
Utilities	508	0	0	508
Chile
Materials	0	19	0	19
Denmark
Consumer Discretionary	0	20	0	20
Consumer Staples	0	132	0	132
Financials	34	58	0	92
Health Care	0	1,025	0	1,025
Industrials	0	515	0	515
Materials	0	86	0	86
Utilities	0	57	0	57
Finland
Communication Services	0	61	0	61
Consumer Staples	0	100	0	100
Energy	0	93	0	93
Financials	0	247	0	247
Health Care	0	53	0	53
Industrials	0	80	0	80
Information Technology	0	76	0	76
Materials	0	166	0	166
Real Estate	0	57	0	57
Utilities	0	38	0	38
France
Communication Services	0	897	0	897
Consumer Discretionary	0	729	0	729
Consumer Staples	0	905	0	905
Energy	0	663	0	663
Financials	0	637	0	637
Health Care	0	607	0	607
Industrials	0	968	0	968
Information Technology	0	112	0	112
Materials	0	117	0	117
Utilities	0	534	0	534
Germany
Communication Services	0	264	0	264
Consumer Discretionary	0	1,125	0	1,125
Consumer Staples	0	120	0	120
Financials	48	673	0	721
Health Care	0	336	0	336
Industrials	0	378	0	378
Information Technology	0	164	0	164
Materials	0	370	0	370
Real Estate	0	91	0	91
Utilities	0	327	0	327
Hong Kong
Communication Services	30	106	0	136
Consumer Discretionary	0	106	0	106
Consumer Staples	0	39	0	39
Financials	0	74	0	74
Industrials	0	415	0	415
Information Technology	0	80	0	80

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Real Estate	$0	$404	$0	$404
Utilities	19	144	0	163
Ireland
Consumer Discretionary	27	0	0	27
Consumer Staples	0	113	0	113
Financials	0	34	0	34
Health Care	471	0	0	471
Industrials	75	124	0	199
Materials	0	128	0	128
Israel
Communication Services	0	61	0	61
Consumer Staples	0	23	0	23
Energy	0	131	0	131
Financials	0	294	0	294
Health Care	42	0	0	42
Industrials	0	38	0	38
Information Technology	33	26	0	59
Materials	0	112	0	112
Real Estate	0	48	0	48
Italy
Communication Services	0	185	0	185
Consumer Discretionary	0	104	0	104
Consumer Staples	0	19	0	19
Energy	0	691	0	691
Financials	0	453	0	453
Health Care	0	110	0	110
Industrials	0	116	0	116
Utilities	0	496	0	496
Japan
Communication Services	0	1,868	0	1,868
Consumer Discretionary	0	4,090	0	4,090
Consumer Staples	0	2,250	0	2,250
Energy	0	742	0	742
Financials	0	1,524	0	1,524
Health Care	0	1,603	0	1,603
Industrials	0	5,161	0	5,161
Information Technology	0	2,122	0	2,122
Materials	0	1,429	0	1,429
Real Estate	0	52	0	52
Utilities	0	1,182	0	1,182
Luxembourg
Communication Services	0	116	0	116
Health Care	0	31	0	31
Materials	0	365	0	365
Netherlands
Communication Services	25	154	0	179
Consumer Discretionary	0	247	0	247
Consumer Staples	0	810	0	810
Financials	0	695	0	695
Health Care	47	0	0	47
Industrials	26	387	0	413
Information Technology	123	443	0	566
Materials	0	316	0	316
New Zealand
Communication Services	0	42	0	42
Health Care	0	26	0	26
Industrials	0	55	0	55
Real Estate	0	26	0	26
Utilities	0	47	0	47
Norway
Communication Services	0	142	0	142
Consumer Staples	0	209	0	209
Energy	0	736	0	736
Financials	23	66	0	89
Industrials	0	52	0	52
Information Technology	0	27	0	27
Materials	0	217	0	217
Real Estate	0	23	0	23
Portugal
Consumer Staples	0	50	0	50
Utilities	0	331	0	331

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Singapore
Communication Services	$24	$171	$0	$195
Consumer Staples	46	110	0	156
Energy	0	34	0	34
Financials	0	343	0	343
Industrials	0	297	0	297
Information Technology	0	29	0	29
Utilities	0	61	0	61
South Africa
Health Care	0	28	0	28
Spain
Communication Services	0	711	0	711
Consumer Discretionary	0	90	0	90
Consumer Staples	0	38	0	38
Energy	0	597	0	597
Financials	0	887	0	887
Health Care	0	27	0	27
Industrials	0	133	0	133
Information Technology	0	46	0	46
Materials	0	33	0	33
Utilities	0	1,035	0	1,035
Sweden
Communication Services	0	314	0	314
Consumer Discretionary	34	155	0	189
Consumer Staples	0	284	0	284
Financials	0	206	0	206
Industrials	0	438	0	438
Information Technology	0	48	0	48
Materials	0	98	0	98
Real Estate	23	23	0	46
Switzerland
Communication Services	0	156	0	156
Consumer Discretionary	63	209	0	272
Consumer Staples	0	1,143	0	1,143
Financials	0	1,126	0	1,126
Health Care	0	1,134	0	1,134
Industrials	0	680	0	680
Information Technology	0	63	0	63
Materials	0	1,168	0	1,168
Real Estate	0	149	0	149
Utilities	0	30	0	30
United Kingdom
Communication Services	0	1,023	0	1,023
Consumer Discretionary	17	573	0	590
Consumer Staples	27	2,091	0	2,118

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Energy	$0	$1,663	$0	$1,663
Financials	0	1,216	0	1,216
Health Care	0	2,342	0	2,342
Industrials	25	1,433	0	1,458
Information Technology	0	51	0	51
Materials	0	420	0	420
Real Estate	17	22	0	39
Utilities	0	854	0	854
United States
Materials	0	40	0	40
Preferred Stocks
Germany
Consumer Discretionary	0	409	0	409
Health Care	0	35	0	35
Industrials	0	155	0	155
Real Estate Investment Trusts
Australia
Real Estate	0	70	0	70
Belgium
Real Estate	0	77	0	77
Canada
Real Estate	98	0	0	98
France
Real Estate	0	55	0	55
Hong Kong
Real Estate	0	79	0	79
Japan
Real Estate	0	679	0	679
Singapore
Real Estate	0	152	0	152
Spain
Real Estate	0	13	0	13
United Kingdom
Real Estate	15	199	0	214
Short-Term Instruments
Repurchase Agreements	0	1,354	0	1,354

	$8,310	$76,373	$0	$84,683

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	1,189	0	0	1,189

Total Investments	$9,499	$76,373	$0	$85,872

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	45

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

COMMON STOCKS 95.4%

IRELAND 0.4%

INFORMATION TECHNOLOGY 0.4%

Accenture PLC ‘A’	1,272	$353

Total Ireland		353

SWITZERLAND 0.2%

FINANCIALS 0.2%

Chubb Ltd.	1,053	207

Total Switzerland		207

UNITED KINGDOM 0.3%

COMMUNICATION SERVICES 0.1%

Liberty Global PLC ‘C’ (a)	5,412	120

CONSUMER STAPLES 0.0%

Nomad Foods Ltd. (a)	607	12

ENERGY 0.0%

TechnipFMC PLC (a)	3,117	21

FINANCIALS 0.1%

Willis Towers Watson PLC	387	76

INDUSTRIALS 0.1%

Nvent Electric PLC	252	8

Pentair PLC	675	31

		39

MATERIALS 0.0%

Amcor PLC	2,072	26

Total United Kingdom		294

UNITED STATES 94.5%

COMMUNICATION SERVICES 5.2%

Activision Blizzard, Inc.	777	60

AMC Entertainment Holdings, Inc. ‘A’ (a)(c)	1,020	14

AMC Networks, Inc. ‘A’ (a)	590	17

AT&T, Inc.	59,549	1,248

Cable One, Inc.	12	15

Charter Communications, Inc. ‘A’ (a)	443	207

Cinemark Holdings, Inc. (a)	1,140	17

Comcast Corp. ‘A’	21,093	828

Electronic Arts, Inc.	1,024	125

Fox Corp. ‘A’	1,674	54

iHeartMedia, Inc. ‘A’ (a)	1,019	8

Interpublic Group of Cos., Inc.	2,270	62

John Wiley & Sons, Inc. ‘A’	306	15

Liberty Broadband Corp. ‘C’ (a)	189	22

Liberty Media Corp.-Liberty Formula One ‘C’ (a)	335	21

Liberty Media Corp.-Liberty SiriusXM ‘C’ (a)	2,885	104

Live Nation Entertainment, Inc. (a)	231	19

Lumen Technologies, Inc.	22,233	243

New York Times Co. ‘A’	288	8

News Corp. ‘A’	2,927	46

Nexstar Media Group, Inc. ‘A’	133	22

	SHARES	MARKET VALUE (000S)

Omnicom Group, Inc.	1,425	$91

Paramount Global	4,043	100

Sinclair Broadcast Group, Inc. ‘A’	331	7

T-Mobile U.S., Inc. (a)	536	72

Take-Two Interactive Software, Inc. (a)	206	25

TEGNA, Inc.	2,212	46

Telephone & Data Systems, Inc.	1,422	22

TripAdvisor, Inc. (a)	268	5

Verizon Communications, Inc.	23,697	1,203

Walt Disney Co. (a)	2,610	246

Yelp, Inc. (a)	454	13

		4,985

CONSUMER DISCRETIONARY 10.1%

Abercrombie & Fitch Co. ‘A’ (a)	951	16

Academy Sports & Outdoors, Inc.	225	8

Adient PLC (a)	1,930	57

Adtalem Global Education, Inc. (a)	662	24

Advance Auto Parts, Inc.	162	28

American Axle & Manufacturing Holdings, Inc. (a)	1,835	14

American Eagle Outfitters, Inc.	2,450	27

Asbury Automotive Group, Inc. (a)	318	54

AutoNation, Inc. (a)	1,154	129

AutoZone, Inc. (a)	82	176

Bath & Body Works, Inc.	526	14

Bed Bath & Beyond, Inc. (a)	5,961	30

Best Buy Co., Inc.	2,425	158

Big Lots, Inc.	336	7

Bloomin’ Brands, Inc.	589	10

Booking Holdings, Inc. (a)	36	63

BorgWarner, Inc.	578	19

Bright Horizons Family Solutions, Inc. (a)	94	8

Brunswick Corp.	367	24

Buckle, Inc.	573	16

Burlington Stores, Inc. (a)	42	6

Carnival Corp. (a)	4,769	41

Carter’s, Inc.	532	38

Cheesecake Factory, Inc.	420	11

Chipotle Mexican Grill, Inc. (a)	109	142

Churchill Downs, Inc.	121	23

Cracker Barrel Old Country Store, Inc.	357	30

Dana, Inc.	2,144	30

Darden Restaurants, Inc.	110	12

Deckers Outdoor Corp. (a)	104	27

Designer Brands, Inc.’A’	1,647	22

Dick’s Sporting Goods, Inc.	1,454	110

Dillard’s, Inc. ‘A’	70	15

Dollar General Corp.	1,425	350

Dollar Tree, Inc. (a)	1,243	194

Domino’s Pizza, Inc.	211	82

Dorman Products, Inc. (a)	156	17

eBay, Inc.	5,463	228

Foot Locker, Inc.	2,121	54

Ford Motor Co.	77,052	858

G-III Apparel Group Ltd. (a)	504	10

Gap, Inc.	5,690	47

General Motors Co. (a)	19,931	633

Gentex Corp.	1,253	35

Genuine Parts Co.	422	56

Goodyear Tire & Rubber Co. (a)	8,217	88

Graham Holdings Co. ‘B’	28	16

	SHARES	MARKET VALUE (000S)

Grand Canyon Education, Inc. (a)	184	$17

Group 1 Automotive, Inc.	254	43

Guess?, Inc.	443	8

H&R Block, Inc.	2,144	76

Hanesbrands, Inc.	2,288	24

Harley-Davidson, Inc.	477	15

Hasbro, Inc.	121	10

Helen of Troy Ltd. (a)	63	10

Hilton Grand Vacations, Inc. (a)	389	14

Hilton Worldwide Holdings, Inc.	466	52

Home Depot, Inc.	2,263	621

International Game Technology PLC	930	17

Jack in the Box, Inc.	381	21

Kohl’s Corp.	4,228	151

Kontoor Brands, Inc.	477	16

La-Z-Boy, Inc.	603	14

Las Vegas Sands Corp. (a)	572	19

Lear Corp.	283	36

Leggett & Platt, Inc.	742	26

Lithia Motors, Inc.	69	19

LKQ Corp.	344	17

Lowe’s Cos., Inc.	1,834	320

Macy’s, Inc.	11,250	206

Marriott International, Inc. ‘A’	572	78

Mattel, Inc. (a)	532	12

McDonald’s Corp.	2,744	677

MDC Holdings, Inc.	350	11

Meritage Homes Corp. (a)	173	13

Murphy USA, Inc.	457	106

Newell Brands, Inc.	594	11

NIKE, Inc. ‘B’	554	57

Nordstrom, Inc.	2,387	50

NVR, Inc. (a)	5	20

O’Reilly Automotive, Inc. (a)	380	240

ODP Corp. (a)	610	18

Penske Automotive Group, Inc.	586	61

Pool Corp.	194	68

PulteGroup, Inc.	1,543	61

PVH Corp.	158	9

Qurate Retail, Inc.	12,446	36

Ralph Lauren Corp.	419	38

Red Rock Resorts, Inc. ‘A’	200	7

Ross Stores, Inc.	118	8

Sally Beauty Holdings, Inc. (a)	1,783	21

Service Corp. International	846	58

Signet Jewelers Ltd.	861	46

Six Flags Entertainment Corp. (a)	449	10

Sonic Automotive, Inc. ‘A’	238	9

Starbucks Corp.	469	36

Steven Madden Ltd.	410	13

Target Corp.	7,317	1,033

Taylor Morrison Home Corp. ‘A’ (a)	869	20

Tempur Sealy International, Inc.	446	10

Terminix Global Holdings, Inc. (a)	335	14

Texas Roadhouse, Inc.	182	13

Thor Industries, Inc.	201	15

TJX Cos., Inc.	563	31

Toll Brothers, Inc.	680	30

TopBuild Corp. (a)	45	8

Tractor Supply Co.	635	123

Tri Pointe Homes, Inc. (a)	1,109	19

Ulta Beauty, Inc. (a)	190	73

Urban Outfitters, Inc. (a)	702	13

Vail Resorts, Inc.	162	35

VF Corp.	297	13

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	SHARES	MARKET VALUE (000S)

Vista Outdoor, Inc. (a)	236	$7

Visteon Corp. (a)	250	26

Wendy’s Co.	2,691	51

Whirlpool Corp.	712	110

Williams-Sonoma, Inc.	729	81

Wyndham Hotels & Resorts, Inc.	389	26

Yum! Brands, Inc.	1,911	217

		9,551

CONSUMER STAPLES 15.8%

Altria Group, Inc.	16,164	675

Andersons, Inc.	368	12

Archer-Daniels-Midland Co.	7,179	557

B&G Foods, Inc. (c)	744	18

Boston Beer Co., Inc. ‘A’ (a)	33	10

Brown-Forman Corp. ‘B’	389	27

Bunge Ltd.	3,431	311

Cal-Maine Foods, Inc.	585	29

Campbell Soup Co.	1,184	57

Casey’s General Stores, Inc.	361	67

Central Garden & Pet Co. ‘A’ (a)	260	10

Church & Dwight Co., Inc.	1,221	113

Clorox Co.	452	64

Coca-Cola Co.	20,018	1,259

Colgate-Palmolive Co.	3,217	258

Conagra Brands, Inc.	2,338	80

Constellation Brands, Inc. ‘A’	481	112

Costco Wholesale Corp.	2,380	1,141

Darling Ingredients, Inc. (a)	310	19

Edgewell Personal Care Co.	679	23

Estee Lauder Cos., Inc. ‘A’	354	90

Flowers Foods, Inc.	1,599	42

General Mills, Inc.	3,906	295

Hain Celestial Group, Inc. (a)	354	8

Herbalife Nutrition Ltd. (a)	474	10

Hershey Co.	563	121

Hormel Foods Corp.	1,677	79

Ingles Markets, Inc. ‘A’	172	15

Ingredion, Inc.	771	68

J M Smucker Co.	783	100

Kellogg Co.	1,833	131

Keurig Dr Pepper, Inc.	3,011	107

Kimberly-Clark Corp.	1,801	243

Kraft Heinz Co.	8,250	315

Kroger Co.	13,319	630

Lamb Weston Holdings, Inc.	350	25

Lancaster Colony Corp.	120	15

McCormick & Co., Inc.	929	77

Molson Coors Beverage Co. ‘B’	2,744	150

Mondelez International, Inc. ‘A’	6,642	412

Monster Beverage Corp. (a)	386	36

National Beverage Corp.	158	8

Nu Skin Enterprises, Inc. ‘A’	985	43

PepsiCo, Inc.	7,757	1,293

Performance Food Group Co. (a)	556	26

Philip Morris International, Inc.	9,306	919

Post Holdings, Inc. (a)	467	38

PriceSmart, Inc.	158	11

Procter & Gamble Co.	12,059	1,734

Sanderson Farms, Inc.	370	80

SpartanNash Co.	467	14

Sprouts Farmers Market, Inc. (a)	2,721	69

Sysco Corp.	667	56

TreeHouse Foods, Inc. (a)	610	25

	SHARES	MARKET VALUE (000S)

Tyson Foods, Inc. ‘A’	4,339	$373

U.S. Foods Holding Corp. (a)	1,787	55

United Natural Foods, Inc. (a)	684	27

Universal Corp.	175	11

USANA Health Sciences, Inc. (a)	106	8

Vector Group Ltd.	1,589	17

Walgreens Boots Alliance, Inc.	14,035	532

Walmart, Inc.	15,084	1,834

Weis Markets, Inc.	119	9

		14,993

ENERGY 11.9%

Antero Resources Corp. (a)	2,933	90

APA Corp.	511	18

Arch Resources, Inc.	58	8

Archrock, Inc.	1,348	11

Baker Hughes Co.	10,846	313

Centennial Resource Development, Inc. (a)	1,834	11

Cheniere Energy, Inc.	336	45

Chevron Corp.	16,409	2,376

CNX Resources Corp. (a)	1,785	29

ConocoPhillips	6,996	628

Coterra Energy, Inc.	2,084	54

CVR Energy, Inc.	543	18

Delek U.S. Holdings, Inc.	1,599	41

Devon Energy Corp.	2,829	156

Diamondback Energy, Inc.	267	32

Dril-Quip, Inc. (a)	345	9

DT Midstream, Inc.	146	7

EOG Resources, Inc.	822	91

EQT Corp.	509	18

Equitrans Midstream Corp.	1,303	8

Exxon Mobil Corp.	30,492	2,611

Halliburton Co.	1,173	37

Helmerich & Payne, Inc.	1,096	47

Hess Corp.	1,075	114

Kinder Morgan, Inc.	7,078	119

Kosmos Energy Ltd. (a)	1,831	11

Marathon Oil Corp.	13,325	300

Marathon Petroleum Corp.	12,242	1,007

Matador Resources Co.	167	8

Murphy Oil Corp.	1,766	53

NOV, Inc.	6,497	110

Occidental Petroleum Corp.	7,808	460

Oceaneering International, Inc. (a)	1,139	12

ONEOK, Inc.	626	35

Ovintiv, Inc.	389	17

Patterson-UTI Energy, Inc.	3,577	56

PBF Energy, Inc. ‘A’ (a)	3,470	101

PDC Energy, Inc.	148	9

Peabody Energy Corp. (a)	799	17

Phillips 66	8,089	663

Pioneer Natural Resources Co.	322	72

Range Resources Corp. (a)	1,576	39

Schlumberger NV	5,641	202

SM Energy Co.	1,645	56

Targa Resources Corp.	1,234	74

Transocean Ltd. (a)	17,220	57

Valero Energy Corp.	8,555	909

Whiting Petroleum Corp.	425	29

Williams Cos., Inc.	1,715	54

World Fuel Services Corp.	1,082	22

		11,264

	SHARES	MARKET VALUE (000S)
FINANCIALS 9.8%

Affiliated Managers Group, Inc.	283	$33

Aflac, Inc.	2,042	113

Alleghany Corp. (a)	17	14

Allstate Corp.	3,844	487

Ally Financial, Inc.	4,731	159

American Equity Investment Life Holding Co.	447	16

American Express Co.	774	107

American Financial Group, Inc.	108	15

American International Group, Inc.	9,800	501

Ameriprise Financial, Inc.	155	37

Aon PLC ‘A’	450	121

Ares Management Corp.	290	16

Arthur J Gallagher & Co.	795	130

Assurant, Inc.	81	14

Bank of New York Mellon Corp.	2,466	103

Berkshire Hathaway, Inc. ‘B’ (a)	2,447	668

Blackstone, Inc.	1,414	129

Brighthouse Financial, Inc. (a)	912	37

Brightsphere Investment Group, Inc.	528	10

Brown & Brown, Inc.	990	58

Capital One Financial Corp.	5,103	532

Capitol Federal Financial, Inc.	803	7

Carlyle Group, Inc.	335	11

Cincinnati Financial Corp.	217	26

Citigroup, Inc.	24,149	1,111

CME Group, Inc.	1,357	278

CNO Financial Group, Inc.	1,298	23

Comerica, Inc.	182	13

Commerce Bancshares, Inc.	167	11

Cullen/Frost Bankers, Inc.	87	10

Discover Financial Services	1,528	145

East West Bancorp, Inc.	212	14

Erie Indemnity Co. ‘A’	105	20

Evercore, Inc. ‘A’	204	19

FactSet Research Systems, Inc.	108	42

Federated Hermes, Inc. ‘B’	699	22

Fidelity National Financial, Inc.	654	24

First American Financial Corp.	893	47

First Horizon Corp.	792	17

Franklin Resources, Inc.	4,887	114

Genworth Financial, Inc. ‘A’ (a)	7,251	26

Goldman Sachs Group, Inc.	740	220

Hanover Insurance Group, Inc.	283	41

Hartford Financial Services Group, Inc.	462	30

Houlihan Lokey, Inc.	293	23

Intercontinental Exchange, Inc.	1,260	118

Invesco Ltd.	6,170	100

Jefferies Financial Group, Inc.	1,872	52

Lincoln National Corp.	2,605	122

Loews Corp.	1,708	101

LPL Financial Holdings, Inc.	502	93

M&T Bank Corp.	249	40

Markel Corp. (a)	17	22

MarketAxess Holdings, Inc.	45	12

Marsh & McLennan Cos., Inc.	2,226	346

Mercury General Corp.	305	14

MetLife, Inc.	4,188	263

MGIC Investment Corp.	960	12

Moelis & Co. ‘A’	215	8

Moody’s Corp.	28	8

Morningstar, Inc.	99	24

MSCI, Inc.	129	53

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	47

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Nasdaq, Inc.	231	$35

Navient Corp.	3,609	50

Nelnet, Inc. ‘A’	97	8

New York Community Bancorp, Inc.	3,213	29

Old Republic International Corp.	1,110	25

OneMain Holdings, Inc.	417	16

PacWest Bancorp	633	17

PRA Group, Inc. (a)	287	10

Principal Financial Group, Inc.	355	24

Progressive Corp.	2,967	345

Prosperity Bancshares, Inc.	133	9

Prudential Financial, Inc.	3,985	381

Raymond James Financial, Inc.	262	23

RLI Corp.	180	21

S&P Global, Inc.	95	32

SEI Investments Co.	804	43

SLM Corp.	671	11

Stewart Information Services Corp.	343	17

Stifel Financial Corp.	152	9

Synchrony Financial	2,419	67

T Rowe Price Group, Inc.	329	37

Travelers Cos., Inc.	2,787	471

Unum Group	3,420	116

Virtu Financial, Inc. ‘A’	598	14

Voya Financial, Inc.	154	9

Washington Federal, Inc.	324	10

Wells Fargo & Co.	10,089	395

White Mountains Insurance Group Ltd.	20	25

WR Berkley Corp.	280	19

Zions Bancorp NA	195	10

		9,260

HEALTH CARE 17.8%

AbbVie, Inc.	3,630	556

Align Technology, Inc. (a)	49	12

AmerisourceBergen Corp.	349	49

Amgen, Inc.	1,416	344

AMN Healthcare Services, Inc. (a)	155	17

Baxter International, Inc.	2,110	135

Becton Dickinson & Co.	977	241

Bio-Rad Laboratories, Inc. ‘A’ (a)	46	23

Biogen, Inc. (a)	160	33

BioMarin Pharmaceutical, Inc. (a)	278	23

Boston Scientific Corp. (a)	2,011	75

Bristol-Myers Squibb Co.	11,934	919

Brookdale Senior Living, Inc. (a)	1,931	9

Bruker Corp.	205	13

Cardinal Health, Inc.	5,460	285

Centene Corp. (a)	806	68

Chemed Corp.	102	48

Cooper Cos., Inc.	87	27

CVS Health Corp.	12,382	1,147

Danaher Corp.	2,449	621

DaVita, Inc. (a)	1,259	101

Dentsply Sirona, Inc.	1,051	37

Dexcom, Inc. (a)	589	44

Edwards Lifesciences Corp. (a)	868	82

Elevance Health, Inc.	1,119	540

Eli Lilly & Co.	3,059	992

Encompass Health Corp.	474	27

Envista Holdings Corp. (a)	245	9

Exelixis, Inc. (a)	479	10

Gilead Sciences, Inc.	19,344	1,196

HCA Healthcare, Inc.	637	107

	SHARES	MARKET VALUE (000S)

Henry Schein, Inc. (a)	836	$64

Hologic, Inc. (a)	806	56

Humana, Inc.	406	190

ICU Medical, Inc. (a)	78	13

IDEXX Laboratories, Inc. (a)	25	9

Incyte Corp. (a)	280	21

Integra LifeSciences Holdings Corp. (a)	125	7

Johnson & Johnson	10,183	1,808

Laboratory Corp. of America Holdings	201	47

Masimo Corp. (a)	103	13

McKesson Corp.	2,324	758

MEDNAX, Inc. (a)	989	21

Merck & Co., Inc.	18,630	1,698

Mettler-Toledo International, Inc. (a)	63	72

Molina Healthcare, Inc. (a)	254	71

Myriad Genetics, Inc. (a)	720	13

Organon & Co.	2,869	97

Owens & Minor, Inc.	888	28

Patterson Cos., Inc.	1,011	31

PerkinElmer, Inc.	189	27

Pfizer, Inc.	40,939	2,146

Premier, Inc. ‘A’	719	26

Quest Diagnostics, Inc.	885	118

Regeneron Pharmaceuticals, Inc. (a)	189	112

ResMed, Inc.	534	112

Royalty Pharma PLC ‘A’	587	25

Sarepta Therapeutics, Inc. (a)	126	9

Seagen, Inc. (a)	204	36

STERIS PLC	297	61

Teleflex, Inc.	67	16

Tenet Healthcare Corp. (a)	1,947	102

Thermo Fisher Scientific, Inc.	550	299

United Therapeutics Corp. (a)	550	130

UnitedHealth Group, Inc.	1,312	674

Universal Health Services, Inc. ‘B’	209	21

Vertex Pharmaceuticals, Inc. (a)	357	101

Viatris, Inc.	3,312	35

Waters Corp. (a)	94	31

West Pharmaceutical Services, Inc.	66	20

Zoetis, Inc.	127	22

		16,930

INDUSTRIALS 7.4%

3M Co.	1,437	186

A O Smith Corp.	662	36

AAR Corp. (a)	341	14

ABM Industries, Inc.	790	34

Acuity Brands, Inc.	163	25

AECOM	1,081	71

AGCO Corp.	721	71

Allegiant Travel Co. (a)	72	8

Allison Transmission Holdings, Inc.	1,256	48

AMERCO	37	18

American Airlines Group, Inc. (a)	8,185	104

Apogee Enterprises, Inc.	253	10

Applied Industrial Technologies, Inc.	94	9

Arcosa, Inc.	254	12

Armstrong World Industries, Inc.	130	10

ASGN, Inc. (a)	74	7

Atlas Air Worldwide Holdings, Inc. (a)	289	18

	SHARES	MARKET VALUE (000S)

Avis Budget Group, Inc. (a)	1,349	$198

Boise Cascade Co.	339	20

Booz Allen Hamilton Holding Corp.	1,020	92

Builders FirstSource, Inc. (a)	257	14

BWX Technologies, Inc.	499	27

CACI International, Inc. ‘A’ (a)	154	43

Carlisle Cos., Inc.	73	17

Carrier Global Corp.	269	10

Caterpillar, Inc.	324	58

CH Robinson Worldwide, Inc.	1,138	115

Cintas Corp.	33	12

Comfort Systems USA, Inc.	92	8

Copart, Inc. (a)	346	38

CoreCivic, Inc. (a)	1,554	17

Crane Holdings Co.	237	21

CSX Corp.	1,926	56

Cummins, Inc.	234	45

Curtiss-Wright Corp.	219	29

Delta Air Lines, Inc. (a)	187	5

Deluxe Corp.	359	8

Donaldson Co., Inc.	451	22

Emerson Electric Co.	651	52

Encore Wire Corp.	160	17

Equifax, Inc.	355	65

Expeditors International of Washington, Inc.	871	85

Fastenal Co.	376	19

Fluor Corp. (a)	3,151	77

FTI Consulting, Inc. (a)	328	59

GATX Corp.	281	26

Generac Holdings, Inc. (a)	187	39

General Dynamics Corp.	342	76

General Electric Co.	6,143	391

GMS, Inc. (a)	247	11

Graco, Inc.	327	19

Granite Construction, Inc.	535	16

Greenbrier Cos., Inc.	525	19

Hawaiian Holdings, Inc. (a)	1,213	17

Healthcare Services Group, Inc.	979	17

HEICO Corp.	152	20

Hexcel Corp.	500	26

HNI Corp.	328	11

Howmet Aerospace, Inc.	254	8

Hub Group, Inc. ‘A’ (a)	292	21

Hubbell, Inc.	132	24

Huntington Ingalls Industries, Inc.	24	5

IDEX Corp.	116	21

Illinois Tool Works, Inc.	252	46

Insperity, Inc.	150	15

ITT, Inc.	221	15

Jacobs Engineering Group, Inc.	547	70

JB Hunt Transport Services, Inc.	183	29

JetBlue Airways Corp. (a)	4,260	36

KAR Auction Services, Inc. (a)	1,127	17

KBR, Inc.	962	47

Knight-Swift Transportation Holdings, Inc.	1,059	49

L3Harris Technologies, Inc.	1,104	267

Landstar System, Inc.	258	38

Leidos Holdings, Inc.	228	23

Lennox International, Inc.	183	38

Lincoln Electric Holdings, Inc.	333	41

Lockheed Martin Corp.	1,447	622

ManpowerGroup, Inc.	831	64

ManTech International Corp. ‘A’	136	13

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

	SHARES	MARKET VALUE (000S)

Masco Corp.	200	$10

Masonite International Corp. (a)	105	8

Matson, Inc.	97	7

MDU Resources Group, Inc.	637	17

Meritor, Inc. (a)	476	17

MillerKnoll, Inc.	401	11

Moog, Inc. ‘A’	219	17

MSC Industrial Direct Co., Inc. ‘A’	594	45

Mueller Industries, Inc.	488	26

Nielsen Holdings PLC	796	18

Nordson Corp.	171	35

Northrop Grumman Corp.	936	448

NOW, Inc. (a)	1,234	12

Oshkosh Corp.	377	31

Otis Worldwide Corp.	1,008	71

Owens Corning	386	29

Pitney Bowes, Inc.	2,020	7

Primoris Services Corp.	390	8

Quanta Services, Inc.	1,080	135

Raytheon Technologies Corp.	2,093	201

Regal Rexnord Corp.	101	11

Republic Services, Inc.	1,033	135

Resideo Technologies, Inc. (a)	505	10

Robert Half International, Inc.	388	29

Rockwell Automation, Inc.	65	13

Rollins, Inc.	987	34

Rush Enterprises, Inc. ‘A’	421	20

Ryder System, Inc.	619	44

Saia, Inc. (a)	39	7

Schneider National, Inc. ‘B’	617	14

SkyWest, Inc. (a)	386	8

Southwest Airlines Co. (a)	153	6

Spirit AeroSystems Holdings, Inc. ‘A’	1,484	43

Steelcase, Inc. ‘A’	1,101	12

Stericycle, Inc. (a)	273	12

Terex Corp.	865	24

Tetra Tech, Inc.	80	11

Timken Co.	325	17

Toro Co.	537	41

TransDigm Group, Inc. (a)	11	6

TriNet Group, Inc. (a)	140	11

Trinity Industries, Inc.	583	14

UFP Industries, Inc.	460	31

Union Pacific Corp.	723	154

United Airlines Holdings, Inc. (a)	411	15

United Parcel Service, Inc. ‘B’	1,922	351

Verisk Analytics, Inc.	606	105

Veritiv Corp. (a)	57	6

Waste Connections, Inc.	914	113

Waste Management, Inc.	1,872	286

Watsco, Inc.	283	68

Werner Enterprises, Inc.	1,042	40

WESCO International, Inc. (a)	683	73

WW Grainger, Inc.	50	23

Xylem, Inc.	267	21

		7,068

INFORMATION TECHNOLOGY 11.2%

Advanced Micro Devices, Inc. (a)	2,270	174

Akamai Technologies, Inc. (a)	411	38

Amdocs Ltd.	955	80

Amkor Technology, Inc.	616	10

Ansys, Inc. (a)	110	26

Apple, Inc.	8,988	1,229

Applied Materials, Inc.	946	86

	SHARES	MARKET VALUE (000S)

Arista Networks, Inc. (a)	348	$33

Arrow Electronics, Inc. (a)	1,106	124

Aspen Technology, Inc. (a)	187	34

Automatic Data Processing, Inc.	860	181

Avnet, Inc.	1,428	61

Belden, Inc.	300	16

Black Knight, Inc. (a)	440	29

Bread Financial Holdings, Inc.	1,242	46

Broadcom, Inc.	702	341

Broadridge Financial Solutions, Inc.	533	76

CDK Global, Inc.	636	35

CDW Corp.	302	48

Ciena Corp. (a)	208	10

Cirrus Logic, Inc. (a)	252	18

Cisco Systems, Inc.	12,315	525

Citrix Systems, Inc.	542	53

CMC Materials, Inc.	41	7

Coherent, Inc. (a)	35	9

Concentrix Corp.	63	9

Conduent, Inc. (a)	2,373	10

Corning, Inc.	9,689	305

CSG Systems International, Inc.	250	15

Dell Technologies, Inc. ‘C’	59	3

Dolby Laboratories, Inc. ‘A’	219	16

DXC Technology Co. (a)	2,840	86

Entegris, Inc.	204	19

F5, Inc. (a)	170	26

Fair Isaac Corp. (a)	41	16

Flex Ltd. (a)	2,332	34

Fortinet, Inc. (a)	1,255	71

Gartner, Inc. (a)	170	41

Genpact Ltd.	1,465	62

GoDaddy, Inc. ‘A’ (a)	245	17

Hewlett Packard Enterprise Co.	20,183	268

HP, Inc.	4,022	132

Insight Enterprises, Inc. (a)	207	18

International Business Machines Corp.	8,859	1,251

Intuit, Inc.	78	30

Jabil, Inc.	2,050	105

Jack Henry & Associates, Inc.	446	80

Juniper Networks, Inc.	8,438	240

Keysight Technologies, Inc. (a)	272	37

KLA Corp.	334	107

Kyndryl Holdings, Inc. (a)	3,488	34

Lam Research Corp.	102	43

Littelfuse, Inc.	35	9

Lumentum Holdings, Inc. (a)	101	8

Manhattan Associates, Inc. (a)	93	11

Marvell Technology, Inc.	1,193	52

Mastercard, Inc. ‘A’	261	82

MAXIMUS, Inc.	514	32

Microsoft Corp.	3,547	911

Monolithic Power Systems, Inc.	64	25

Motorola Solutions, Inc.	1,465	307

National Instruments Corp.	262	8

NCR Corp. (a)	652	20

NetApp, Inc.	343	22

NetScout Systems, Inc. (a)	605	20

NortonLifeLock, Inc.	4,356	96

NVIDIA Corp.	3,558	539

ON Semiconductor Corp. (a)	606	30

Oracle Corp.	11,426	798

Palo Alto Networks, Inc. (a)	144	71

Paychex, Inc.	1,125	128

Plexus Corp. (a)	189	15

	SHARES	MARKET VALUE (000S)

Pure Storage, Inc. ‘A’ (a)	423	$11

QUALCOMM, Inc.	2,267	290

Roper Technologies, Inc.	53	21

Sanmina Corp. (a)	622	25

Seagate Technology Holdings PLC	99	7

ServiceNow, Inc. (a)	300	143

Silicon Laboratories, Inc. (a)	48	7

Skyworks Solutions, Inc.	171	16

Splunk, Inc. (a)	241	21

Super Micro Computer, Inc. (a)	260	10

Synaptics, Inc. (a)	214	25

Teledyne Technologies, Inc. (a)	120	45

Teradata Corp. (a)	569	21

Teradyne, Inc.	358	32

Texas Instruments, Inc.	668	103

Tyler Technologies, Inc. (a)	30	10

VeriSign, Inc. (a)	90	15

Visa, Inc. ‘A’	612	120

Vishay Intertechnology, Inc.	1,328	24

Vontier Corp.	293	7

Western Digital Corp. (a)	1,845	83

Western Union Co.	1,466	24

Xerox Holdings Corp.	2,171	32

		10,640

MATERIALS 3.2%

Albemarle Corp.	174	36

Alcoa Corp.	3,963	181

Allegheny Technologies, Inc. (a)	550	12

AptarGroup, Inc.	296	31

Arconic Corp. (a)	730	20

Ashland Global Holdings, Inc.	76	8

Avery Dennison Corp.	243	39

Avient Corp.	324	13

Axalta Coating Systems Ltd. (a)	605	13

Ball Corp.	1,036	71

Berry Global Group, Inc. (a)	468	26

Cabot Corp.	439	28

Carpenter Technology Corp.	445	12

Celanese Corp.	183	22

CF Industries Holdings, Inc.	292	25

Chemours Co.	710	23

Commercial Metals Co.	1,091	36

Corteva, Inc.	1,300	70

Crown Holdings, Inc.	606	56

DuPont de Nemours, Inc.	1,390	77

Eastman Chemical Co.	268	24

Ecolab, Inc.	299	46

FMC Corp.	188	20

Graphic Packaging Holding Co.	3,327	68

Greif, Inc. ‘A’	210	13

Huntsman Corp.	256	7

Innospec, Inc.	121	12

International Flavors & Fragrances, Inc.	442	53

Kaiser Aluminum Corp.	124	10

Louisiana-Pacific Corp.	691	36

LyondellBasell Industries NV ‘A’	2,975	260

Mosaic Co.	8,187	387

NewMarket Corp.	44	13

Newmont Corp.	2,088	125

Nucor Corp.	1,268	132

O-I Glass, Inc. (a)	1,421	20

Olin Corp.	1,614	75

Packaging Corp. of America	104	14

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	49

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

PPG Industries, Inc.	213	$24

Reliance Steel & Aluminum Co.	644	109

Royal Gold, Inc.	192	20

RPM International, Inc.	694	55

Scotts Miracle-Gro Co.	287	23

Sealed Air Corp.	1,244	72

Sensient Technologies Corp.	268	22

Sherwin-Williams Co.	664	149

Silgan Holdings, Inc.	654	27

Sonoco Products Co.	821	47

Steel Dynamics, Inc.	704	47

Sylvamo Corp.	363	12

United States Steel Corp.	3,709	66

Vulcan Materials Co.	177	25

Warrior Met Coal, Inc.	1,160	35

WestRock Co.	3,556	142

Worthington Industries, Inc.	217	10

		2,999

REAL ESTATE 0.0%

Anywhere Real Estate, Inc. (a)	2,150	21

UTILITIES 2.1%

AES Corp.	3,484	73

Ameren Corp.	361	33

American Electric Power Co., Inc.	1,317	126

Atmos Energy Corp.	208	23

Avista Corp.	447	19

Black Hills Corp.	97	7

CenterPoint Energy, Inc.	886	26

Clearway Energy, Inc. ‘C’	436	15

CMS Energy Corp.	407	28

Consolidated Edison, Inc.	499	47

Dominion Energy, Inc.	1,672	133

DTE Energy Co.	239	30

Duke Energy Corp.	1,083	116

Edison International	537	34

Entergy Corp.	610	69

Essential Utilities, Inc.	345	16

Evergy, Inc.	929	61

Eversource Energy	479	41

Exelon Corp.	10,576	479

FirstEnergy Corp.	806	31

Hawaiian Electric Industries, Inc.	530	22

IDACORP, Inc.	76	8

National Fuel Gas Co.	580	38

NiSource, Inc.	572	17

NRG Energy, Inc.	616	24

OGE Energy Corp.	304	12

Ormat Technologies, Inc.	189	15

PG&E Corp. (a)	2,725	27

Public Service Enterprise Group, Inc.	1,335	85

Sempra Energy	442	66

Southern Co.	1,493	107

Southwest Gas Holdings, Inc.	187	16

Vistra Corp.	3,499	80

WEC Energy Group, Inc.	443	45

Xcel Energy, Inc.	766	54

		2,023

Total United States		89,734

Total Common Stocks (Cost $86,538)		90,588

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 3.7%

UNITED STATES 3.7%

FINANCIALS 0.4%

AGNC Investment Corp.	3,835	$43

Annaly Capital Management, Inc.	9,025	53

Apollo Commercial Real Estate Finance, Inc.	1,082	11

Blackstone Mortgage Trust, Inc. ‘A’	1,025	28

Chimera Investment Corp.	3,152	28

Ladder Capital Corp. REIT	1,100	12

MFA Financial, Inc.	2,164	23

New Residential Investment Corp.	7,067	66

New York Mortgage Trust, Inc.	3,062	9

PennyMac Mortgage Investment Trust	1,614	22

Redwood Trust, Inc.	1,613	12

Starwood Property Trust, Inc.	2,100	44

Two Harbors Investment Corp.	3,922	20

		371

REAL ESTATE 3.3%

Agree Realty Corp.	112	8

Alexander & Baldwin, Inc.	594	11

American Campus Communities, Inc.	378	24

American Homes 4 Rent ‘A’	1,023	36

American Tower Corp.	1,197	306

Apartment Income REIT Corp.	204	8

Apple Hospitality REIT, Inc.	2,098	31

AvalonBay Communities, Inc.	193	38

Boston Properties, Inc.	192	17

Brandywine Realty Trust	1,390	13

Brixmor Property Group, Inc.	453	9

Camden Property Trust	480	65

Corporate Office Properties Trust	611	16

Cousins Properties, Inc.	701	21

Crown Castle International Corp.	872	147

CubeSmart	837	36

DiamondRock Hospitality Co.	1,525	13

Digital Realty Trust, Inc.	416	54

DigitalBridge Group, Inc.	5,129	25

Douglas Emmett, Inc.	656	15

Duke Realty Corp.	1,540	85

EastGroup Properties, Inc.	126	19

Equinix, Inc.	146	96

Equity Commonwealth	737	20

Equity LifeStyle Properties, Inc.	520	37

Equity Residential	514	37

Essex Property Trust, Inc.	88	23

Extra Space Storage, Inc.	459	78

Federal Realty OP LP	302	29

First Industrial Realty Trust, Inc.	484	23

Gaming & Leisure Properties, Inc.	1,295	59

Healthcare Realty Trust, Inc.	767	21

Healthcare Trust of America, Inc. ‘A’	1,150	32

Highwoods Properties, Inc.	423	14

Host Hotels & Resorts, Inc.	2,861	45

Invitation Homes, Inc.	2,262	80

Iron Mountain, Inc.	1,536	75

Kilroy Realty Corp.	638	33

Kimco Realty Corp.	1,616	32

Kite Realty Group Trust	613	11

Lamar Advertising Co. ‘A’	393	35

Life Storage, Inc.	352	39

LXP Industrial Trust	1,647	18

Macerich Co.	1,754	15

	SHARES	MARKET VALUE (000S)

Medical Properties Trust, Inc.	1,261	$19

Mid-America Apartment Communities, Inc.	162	28

National Retail Properties, Inc.	265	11

Office Properties Income Trust	517	10

Outfront Media, Inc.	563	10

Paramount Group, Inc.	3,025	22

Park Hotels & Resorts, Inc.	3,177	43

Physicians Realty Trust	1,210	21

Piedmont Office Realty Trust, Inc. ‘A’	1,226	16

Prologis, Inc.	1,803	212

PS Business Parks, Inc.	135	25

Public Storage	603	189

Rayonier, Inc.	799	30

Realty Income Corp.	848	58

Regency Centers Corp.	742	44

Rexford Industrial Realty, Inc.	249	14

RLJ Lodging Trust	1,658	18

Ryman Hospitality Properties, Inc.	223	17

SBA Communications Corp.	203	65

Service Properties Trust	1,733	9

Simon Property Group, Inc.	305	29

SITE Centers Corp.	1,524	21

SL Green Realty Corp.	217	10

Spirit Realty Capital, Inc.	205	8

STAG Industrial, Inc.	560	17

Sun Communities, Inc.	372	59

Sunstone Hotel Investors, Inc.	1,378	14

UDR, Inc.	1,243	57

Veris Residential, Inc.	770	10

VICI Properties, Inc.	825	25

Washington REIT	632	13

Welltower, Inc.	640	53

Weyerhaeuser Co.	1,047	35

WP Carey, Inc.	919	76

Xenia Hotels & Resorts, Inc.	819	12

		3,149

Total Real Estate Investment Trusts (Cost $3,521)		3,520

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (e) 0.8%
		728

Total Short-Term Instruments (Cost $728)		728

Total Investments in Securities (Cost $90,787)		94,836

INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

MUTUAL FUNDS 0.0%

PIMCO Government Money Market Fund
1.450% (b)(c)(d)	24,787	25

Total Short-Term Instruments (Cost $25)		25

Total Investments in Affiliates (Cost $25)		25

Total Investments 99.9% (Cost $90,812)		$94,861

Other Assets and Liabilities, net 0.1%		93

Net Assets 100.0%		$94,954

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2022

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $24 were out on loan in exchange for $25 of cash collateral as of June 30, 2022. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$728	U.S. Treasury Notes 2.875% due 06/15/2025	$(743)	$728	$728

Total Repurchase Agreements						$(743)	$728	$728

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$728	$0	$0	$0	$728	$(743)	$(15)

Master Securities Lending Agreement
GSC	0	0	0	24	24	(25)	(1)

Total Borrowings and Other Financing Transactions	$728	$0	$0	$24

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$25	$0	$0	$0	$25

Total Borrowings	$25	$0	$0	$0	$25

Payable for securities on loan - cash collateral					$25

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Common Stocks
Ireland
Information Technology	$353	$0	$0	$353
Switzerland
Financials	207	0	0	207

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
United Kingdom
Communication Services	$120	$0	$0	$120
Consumer Staples	12	0	0	12
Energy	21	0	0	21
Financials	76	0	0	76
Industrials	39	0	0	39

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	51

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)	June 30, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Materials	$26	$0	$0	$26
United States
Communication Services	4,985	0	0	4,985
Consumer Discretionary	9,551	0	0	9,551
Consumer Staples	14,993	0	0	14,993
Energy	11,264	0	0	11,264
Financials	9,260	0	0	9,260
Health Care	16,930	0	0	16,930
Industrials	7,068	0	0	7,068
Information Technology	10,640	0	0	10,640
Materials	2,999	0	0	2,999
Real Estate	21	0	0	21
Utilities	2,023	0	0	2,023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Real Estate Investment Trusts
United States
Financials	$371	$0	$0	$371
Real Estate	3,149	0	0	3,149
Short-Term Instruments
Repurchase Agreements	0	728	0	728

	$94,108	$728	$0	$94,836

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	25	0	0	25

Total Investments	$94,133	$728	$0	$94,861

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

52	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAFI ESG U.S. Exchange-Traded Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.2%

COMMON STOCKS 97.5%

IRELAND 0.6%

INFORMATION TECHNOLOGY 0.6%

Accenture PLC ‘A’	601	$167

Total Ireland		167

SWITZERLAND 0.1%

INFORMATION TECHNOLOGY 0.1%

TE Connectivity Ltd.	294	33

Total Switzerland		33

UNITED KINGDOM 0.9%

COMMUNICATION SERVICES 0.1%

Liberty Global PLC ‘C’ (a)	1,812	40

CONSUMER DISCRETIONARY 0.0%

Capri Holdings Ltd. (a)	189	8

MATERIALS 0.8%

Amcor PLC	1,820	23

Linde PLC	672	193

		216

Total United Kingdom		264

UNITED STATES 95.9%

COMMUNICATION SERVICES 9.0%

AT&T, Inc.	48,562	1,018

Comcast Corp. ‘A’	6,978	274

Electronic Arts, Inc.	559	68

Loyalty Ventures, Inc. (a)	39	0

Lumen Technologies, Inc.	5,296	58

Meta Platforms, Inc. ‘A’ (a)	1,203	194

Omnicom Group, Inc.	301	19

T-Mobile U.S., Inc. (a)	198	26

Verizon Communications, Inc.	15,994	812

Walt Disney Co. (a)	1,221	115

		2,584

CONSUMER DISCRETIONARY 6.7%

Adient PLC (a)	568	17

Advance Auto Parts, Inc.	45	8

Bed Bath & Beyond, Inc. (a)	675	3

Best Buy Co., Inc.	1,057	69

BorgWarner, Inc.	398	13

Carnival Corp. (a)	1,394	12

Dollar General Corp.	176	43

eBay, Inc.	2,276	95

Foot Locker, Inc.	260	7

Ford Motor Co.	20,038	223

Gap, Inc.	1,331	11

General Motors Co. (a)	9,214	293

Genuine Parts Co.	109	15

Goodyear Tire & Rubber Co. (a)	3,041	33

Hilton Worldwide Holdings, Inc.	161	18

Home Depot, Inc.	1,102	302

Kohl’s Corp.	750	27

Lear Corp.	244	31

Lowe’s Cos., Inc.	979	171

Macy’s, Inc.	1,336	25

Marriott International, Inc. ‘A’	364	50

	SHARES	MARKET VALUE (000S)

Newell Brands, Inc.	858	$16

NIKE, Inc. ‘B’	338	35

O’Reilly Automotive, Inc. (a)	16	10

PVH Corp.	323	18

Ralph Lauren Corp.	71	6

Starbucks Corp.	855	65

Tapestry, Inc.	367	11

Target Corp.	1,143	161

Tesla, Inc. (a)	14	9

TJX Cos., Inc.	881	49

VF Corp.	756	33

Whirlpool Corp.	155	24

		1,903

CONSUMER STAPLES 8.9%

Archer-Daniels-Midland Co.	2,201	171

Campbell Soup Co.	511	25

Church & Dwight Co., Inc.	56	5

Clorox Co.	236	33

Coca-Cola Co.	5,390	339

Colgate-Palmolive Co.	1,489	119

Conagra Brands, Inc.	960	33

Estee Lauder Cos., Inc. ‘A’	85	22

General Mills, Inc.	1,437	108

Hershey Co.	118	25

Hormel Foods Corp.	243	12

Ingredion, Inc.	253	22

J M Smucker Co.	268	34

Kellogg Co.	689	49

Keurig Dr Pepper, Inc.	221	8

Kimberly-Clark Corp.	658	89

Kraft Heinz Co.	2,089	80

Kroger Co.	1,458	69

Molson Coors Beverage Co. ‘B’	703	38

Mondelez International, Inc. ‘A’	1,092	68

PepsiCo, Inc.	1,632	272

Procter & Gamble Co.	4,690	674

Sysco Corp.	1,244	105

Tyson Foods, Inc. ‘A’	368	32

Walgreens Boots Alliance, Inc.	2,863	109

		2,541

FINANCIALS 15.2%

Aflac, Inc.	1,525	84

Allstate Corp.	843	107

American Express Co.	887	123

Ameriprise Financial, Inc.	219	52

Bank of America Corp.	19,335	602

Bank of New York Mellon Corp.	2,789	116

BlackRock, Inc.	163	99

Charles Schwab Corp.	259	16

Citigroup, Inc.	14,253	656

Equitable Holdings, Inc.	1,148	30

Goldman Sachs Group, Inc.	650	193

Hartford Financial Services Group, Inc.	761	50

JPMorgan Chase & Co.	6,579	741

Lincoln National Corp.	690	32

MetLife, Inc.	2,242	141

Moody’s Corp.	67	18

Morgan Stanley	898	68

Nasdaq, Inc.	24	4

PNC Financial Services Group, Inc.	606	96

Principal Financial Group, Inc.	587	39

Prudential Financial, Inc.	1,649	158

S&P Global, Inc.	204	69

	SHARES	MARKET VALUE (000S)

State Street Corp.	816	$50

U.S. Bancorp	2,718	125

Wells Fargo & Co.	17,560	688

		4,357

HEALTH CARE 22.5%

Abbott Laboratories	1,906	207

AbbVie, Inc.	1,561	239

Agilent Technologies, Inc.	262	31

AmerisourceBergen Corp.	261	37

Amgen, Inc.	1,444	351

Baxter International, Inc.	1,092	70

Becton Dickinson & Co.	389	96

Biogen, Inc. (a)	562	115

Boston Scientific Corp. (a)	791	29

Bristol-Myers Squibb Co.	2,626	202

Cardinal Health, Inc.	1,992	104

Cigna Corp.	1,017	268

CVS Health Corp.	4,132	383

DaVita, Inc. (a)	334	27

Edwards Lifesciences Corp. (a)	281	27

Elevance Health, Inc.	752	363

Eli Lilly & Co.	658	213

Embecta Corp. (a)	63	2

Gilead Sciences, Inc.	4,566	282

Henry Schein, Inc. (a)	54	4

Humana, Inc.	447	209

Illumina, Inc. (a)	107	20

Intuitive Surgical, Inc. (a)	63	13

Johnson & Johnson	6,095	1,082

Laboratory Corp. of America Holdings	125	29

McKesson Corp.	585	191

Merck & Co., Inc.	7,259	662

Pfizer, Inc.	6,925	363

Quest Diagnostics, Inc.	335	45

Regeneron Pharmaceuticals, Inc. (a)	62	37

Stryker Corp.	177	35

UnitedHealth Group, Inc.	1,342	689

Waters Corp. (a)	83	27

Zimvie, Inc. (a)	4	0

		6,452

INDUSTRIALS 4.2%

3M Co.	1,635	212

American Airlines Group, Inc. (a)	2,616	33

Carrier Global Corp.	382	14

Cummins, Inc.	616	119

Deere & Co.	120	36

Dover Corp.	201	24

Eaton Corp. PLC	336	42

FedEx Corp.	283	64

Illinois Tool Works, Inc.	376	69

Johnson Controls International PLC	1,834	88

ManpowerGroup, Inc.	412	32

Nielsen Holdings PLC	1,698	39

Otis Worldwide Corp.	120	8

Owens Corning	391	29

Republic Services, Inc.	234	31

Rockwell Automation, Inc.	146	29

Stanley Black & Decker, Inc.	265	28

United Parcel Service, Inc. ‘B’	754	138

United Rentals, Inc. (a)	121	29

Waste Management, Inc.	576	88

WW Grainger, Inc.	90	41

		1,193

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	53

Schedule of Investments	PIMCO RAFI ESG U.S. Exchange-Traded Fund	(Cont.)	June 30, 2022

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 26.7%

Adobe, Inc. (a)	246	$90

Akamai Technologies, Inc. (a)	60	5

Amdocs Ltd.	272	23

Analog Devices, Inc.	446	65

Apple, Inc.	10,591	1,448

Applied Materials, Inc.	1,336	122

Arrow Electronics, Inc. (a)	317	35

Automatic Data Processing, Inc.	438	92

Avnet, Inc.	725	31

Bread Financial Holdings, Inc.	317	12

Cadence Design Systems, Inc. (a)	144	22

CDW Corp.	161	25

Cisco Systems, Inc.	15,318	653

Citrix Systems, Inc.	227	22

Cognizant Technology Solutions Corp. ‘A’	344	23

Corning, Inc.	2,176	69

Dell Technologies, Inc. ‘C’	380	18

DXC Technology Co. (a)	1,192	36

F5, Inc. (a)	45	7

Fidelity National Information Services, Inc.	199	18

Flex Ltd. (a)	1,747	25

Hewlett Packard Enterprise Co.	10,567	140

HP, Inc.	4,617	151

Intel Corp.	23,511	880

International Business Machines Corp.	1,656	234

Intuit, Inc.	60	23

Jabil, Inc.	211	11

Juniper Networks, Inc.	1,683	48

Lam Research Corp.	147	63

Mastercard, Inc. ‘A’	444	140

Micron Technology, Inc.	3,088	171

Microsoft Corp.	5,496	1,412

Motorola Solutions, Inc.	212	44

NetApp, Inc.	766	50

NortonLifeLock, Inc.	1,659	36

NVIDIA Corp.	277	42

	SHARES	MARKET VALUE (000S)

ON Semiconductor Corp. (a)	506	$25

Oracle Corp.	4,737	331

PayPal Holdings, Inc. (a)	219	15

QUALCOMM, Inc.	2,226	284

salesforce.com, Inc. (a)	302	50

Seagate Technology Holdings PLC	598	43

Skyworks Solutions, Inc.	204	19

Synopsys, Inc. (a)	36	11

Texas Instruments, Inc.	1,389	213

Visa, Inc. ‘A’	1,176	232

VMware, Inc. ‘A’	247	28

Western Digital Corp. (a)	1,784	80

Western Union Co.	398	7

Xerox Holdings Corp.	1,933	29

		7,653

MATERIALS 2.2%

Air Products & Chemicals, Inc.	159	38

CF Industries Holdings, Inc.	246	21

Dow, Inc.	1,938	100

DuPont de Nemours, Inc.	1,209	67

Eastman Chemical Co.	456	41

Ecolab, Inc.	405	62

International Flavors & Fragrances, Inc.	169	20

International Paper Co.	1,339	56

Mosaic Co.	908	43

Newmont Corp.	785	47

Packaging Corp. of America	179	25

PPG Industries, Inc.	559	64

Sherwin-Williams Co.	137	31

Sylvamo Corp.	33	1

		616

REAL ESTATE 0.2%

CBRE Group, Inc. ‘A’ (a)	512	38

Jones Lang LaSalle, Inc. (a)	80	14

		52

	SHARES	MARKET VALUE (000S)
UTILITIES 0.3%

American Water Works Co., Inc.	236	$35

Constellation Energy Corp.	178	10

Edison International	493	31

		76

Total United States		27,427

Total Common Stocks (Cost $29,888)		27,891

REAL ESTATE INVESTMENT TRUSTS 1.7%

UNITED STATES 1.7%

REAL ESTATE 1.7%

American Tower Corp.	178	45

AvalonBay Communities, Inc.	143	28

Digital Realty Trust, Inc.	48	6

Equinix, Inc.	52	34

Equity Residential	468	34

Essex Property Trust, Inc.	68	18

Healthpeak Properties, Inc.	906	23

Host Hotels & Resorts, Inc.	2,721	43

Iron Mountain, Inc.	709	34

Mid-America Apartment Communities, Inc.	21	4

Prologis, Inc.	235	28

Ventas, Inc.	1,139	59

Welltower, Inc.	901	74

Weyerhaeuser Co.	2,133	71

		501

Total Real Estate Investment Trusts (Cost $534)		501

Total Investments in Securities (Cost $30,422)		28,392

Total Investments 99.2% (Cost $30,422)		$28,392

Other Assets and Liabilities, net 0.8%		223

Net Assets 100.0%		$28,615

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Common Stocks
Ireland
Information Technology	$167	$0	$0	$167
Switzerland
Information Technology	33	0	0	33
United Kingdom
Communication Services	40	0	0	40
Consumer Discretionary	8	0	0	8
Materials	216	0	0	216
United States
Communication Services	2,584	0	0	2,584
Consumer Discretionary	1,903	0	0	1,903

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Consumer Staples	$2,541	$0	$0	$2,541
Financials	4,357	0	0	4,357
Health Care	6,452	0	0	6,452
Industrials	1,193	0	0	1,193
Information Technology	7,653	0	0	7,653
Materials	616	0	0	616
Real Estate	52	0	0	52
Utilities	76	0	0	76
Real Estate Investment Trusts
United States
Real Estate	501	0	0	501

Total Investments	$28,392	$0	$0	$28,392

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

54	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements	June 30, 2022

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds. Prior to August 12, 2022, Parametric Portfolio Associates LLC (“Parametric” or “Sub-Adviser”) served as the sub-adviser to each Fund.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains

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Notes to Financial Statements	(Cont.)

(losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Quarterly	Quarterly

PIMCO RAFI ESG U.S. ETF	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds to trade

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derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate their NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value.

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Notes to Financial Statements	(Cont.)

With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Manager may consult with the Sub-Adviser in providing such recommendations or otherwise with respect to valuation of a Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy,

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separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued

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Notes to Financial Statements	(Cont.)

using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2022 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$7,978	$24,044	$(31,950)	$0	$0	$72	$0	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,186	9,966	(9,963)	0	0	1,189	1	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	209	2,631	(2,815)	0	0	25	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Equity-Linked Securities  are privately issued securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of June 30, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal

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Notes to Financial Statements	(Cont.)

to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

PIMCO RAFI ESG U.S. ETF

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract

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is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Small Fund	—	X	X	X

Market Trading	X	X	X	X

Equity	X	X	X	X

Credit	X	X	X	X

Market	X	X	X	X

Liquidity	X	X	X	X

Issuer	X	X	X	X

Derivatives	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	—	—

Emerging Markets	X	—	—	—

Currency	X	X	—	—

Model	X	X	X	X

Leveraging	X	X	X	X

Management and Tracking Error	X	X	X	X

Indexing	X	X	X	X

Environmental, Social and Governance Investing	—	—	—	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value particularly during times of market stress.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. The liquidity of a Fund’s shares may be constrained by the liquidity of a Fund’s portfolio holdings.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not

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Notes to Financial Statements	(Cont.)

correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and a Fund’s performance.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions, including the indexation methodologies used in constructing the Underlying Index, may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Environmental, Social and Governance Investing Risk  is the risk that, because the Underlying Index may select or exclude securities of certain issuers for reasons other than performance, a Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Index Provider or any judgment exercised by the Index Provider in constructing the Underlying Index will reflect the opinions of any particular investor.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which

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can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Additionally, to the extent the Fund invests in securities and instruments economically tied to Russia, the recent Russian invasion of Ukraine may adversely affect the Fund’s investments. Please see the Important Information section for additional discussion of the COVID-19 pandemic as well as the Russian invasion of Ukraine.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in

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Notes to Financial Statements	(Cont.)

place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.49%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.39%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0.29%

PIMCO RAFI ESG U.S. ETF	0.29%

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a

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secondary market in shares of the Funds. During the period ended June 30, 2022 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses;

(v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expenses, including costs of litigation and indemnification expenses; and (viii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2022, to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee and/or other expenses waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at June 30, 2022, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$34	$46	$20	$100

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1	3	6	10

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	8	3	6	17

PIMCO RAFI ESG U.S. ETF	76	0	2	78

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust

(including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

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Notes to Financial Statements	(Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$0	$99,308	$331,546

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	0	36,300	36,369

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	0	37,960	37,553

PIMCO RAFI ESG U.S. ETF	0	0	6,771	7,708

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that a Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Fund Name	Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	$5,000	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI ESG U.S. ETF	$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

14. INVESTMENT TRANSACTIONS

For the period ended June 30, 2022, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$5,158	$139,411

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	35,541	23,543

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	30,989	11,664

PIMCO RAFI ESG U.S. ETF	17,338	4,676

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions which were executed in kind while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$1,044	$2,431	$(7,505)	$0	$0	$0	$0	$(4,030)

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,126	0	(1,685)	0	(13,290)	0	0	(13,849)

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	432	0	4,011	0	(17,086)	0	0	(12,643)

PIMCO RAFI ESG U.S. ETF	149	0	(2,437)	0	(1,163)	0	0	(3,451)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: passive foreign investment companies (PFICs), return of capital from Real Estate Investment Trusts (REITs), and partnerships.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2021 through June 30, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through June 30, 2022 and Ordinary losses realized during the period January 1, 2022 through June 30, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	|	JUNE 30, 2022	69

Notes to Financial Statements	(Cont.)	June 30, 2022

As of June 30, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	9,112	4,178

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	12,871	4,215

PIMCO RAFI ESG U.S. ETF	1,048	115

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$82,271	$9,164	$(16,702)	$(7,538)

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	87,545	5,392	(7,065)	(1,673)

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	90,850	9,002	(4,992)	4,010

PIMCO RAFI ESG U.S. ETF	30,830	1,072	(3,511)	(2,439)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: passive foreign investment companies (PFICs), return of capital from Real Estate Investment Trusts (REITs), and partnerships.

For the fiscal years ended June 30, 2022 and June 30, 2021, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2022			June 30, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$16,013	$19,600	$0	$12,004	$0	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	2,872	0	0	943	0	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,311	0	0	868	0	0

PIMCO RAFI ESG U.S. ETF	411	0	0	235	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

17. SUBSEQUENT EVENTS

On August 12, 2022, PIMCO terminated the Sub-Advisory Agreement between PIMCO and Parametric with respect to PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi- Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF.

There were no other subsequent events identified that require recognition or disclosure.

70	PIMCO EQUITY SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF (four of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2022, the related statements of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

ANNUAL REPORT	|	JUNE 30, 2022	71

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	MBC	HSBC Bank Plc

BSN	The Bank of Nova Scotia - Toronto	GSC	Goldman Sachs & Co. LLC	UBS	UBS Securities LLC

Currency Abbreviations:

USD (or $)	United States Dollar

Other Abbreviations:

ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	TBA	To-Be-Announced

JSC	Joint Stock Company	SP - ADR	Sponsored American Depositary Receipt

72	PIMCO EQUITY SERIES

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2022 was designated as “qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

Foreign Taxes.  The funds have made an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid. Shareholders will receive more detailed information along with their Form 1099-DIV.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gains (000s†)	163(j) Interest Dividends (000s†)	Foreign Source Income	Foreign Taxes Pass Through

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0%	29%	$0	$0	$0	$9,652,783	$1,246,810

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0%	100%	0	0	0	3,841,753	371,498

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	100%	96%	0	0	0	0	0

PIMCO RAFI ESG U.S. ETF	100%	99%	0	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	4%

PIMCO RAFI ESG U.S. ETF	1%

ANNUAL REPORT	|	JUNE 30, 2022	73

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.1000	$0.0000	$0.0000	$0.1000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.1000	$0.0000	$0.0000	$0.1000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.1800	$0.0000	$0.0000	$0.1800

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO RAFI ESG U.S. ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.1400	$0.0000	$0.0000	$0.1400

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

74	PIMCO EQUITY SERIES

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2022.
[1]	Ms. Stafford is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	JUNE 30, 2022	75

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO-Sponsored Interval Funds and PIMCO Sponsored Closed-End Funds.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO-Sponsored Interval Funds and PIMCO Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of August 25, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

76	PIMCO EQUITY SERIES

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	JUNE 30, 2021	77

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Equity Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

78	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank & Trust Co.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3004AR_063022

(b)	Not applicable to the Registrant.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2022	$ 616,174
	June 30, 2021	$ 692,562

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2022	$ —
	June 30, 2021	$ —

(c)	Fiscal Year Ended	Tax Fees
	June 30, 2022	$ 89,600
	June 30, 2021	$ 144,025

(d)	Fiscal Year Ended	All Other Fees(2)
	June 30, 2022	$ —
	June 30, 2021	$ —

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity

Entity	June 30, 2022		June 30, 2021
PIMCO Equity Series Trust	$	89,600	$144,025
Pacific Investment Management Company LLC (“PIMCO”)		13,128,802	15,411,504

Totals	$	13,218,402	$15,555,529

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	September 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	September 1, 2022

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	September 1, 2022